                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-2464
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                               MFS SERIES TRUST IX
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
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               (Address of principal executive offices) (Zip code)

                                Stephen E. Cavan
                    Massachusetts Financial Services Company
                               500 Boylston Street
                           Boston, Massachusetts 02116
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                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
--------------------------------------------------------------------------------
                     Date of fiscal year end: April 30, 2003
--------------------------------------------------------------------------------
                    Date of reporting period: April 30, 2003
--------------------------------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

MFS(R) Mutual Funds
ANNUAL REPORT 4/30/03

MFS(R) BOND FUND

A path for pursuing opportunity

[graphic omitted]

                                                          [logo] M F S(R)
                                                          INVESTMENT MANAGEMENT

MFS(R) BOND FUND

The fund seeks as high a level of current income as is believed to be consistent with prudent risk. Its secondary objective is to protect shareholders' capital.

TABLE OF CONTENTS
-----------------------------------------------------
LETTER FROM THE CHAIRMAN                           1
-----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           4
-----------------------------------------------------
MANAGEMENT REVIEW                                  5
-----------------------------------------------------
PERFORMANCE SUMMARY                                8
-----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          12
-----------------------------------------------------
FINANCIAL STATEMENTS                              24
-----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     37
-----------------------------------------------------
INDEPENDENT AUDITORS' REPORT                      47
-----------------------------------------------------
TRUSTEES AND OFFICERS                             48
-----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES
OF INVESTORS                                      50
-----------------------------------------------------
MFS PRIVACY POLICY                                51
-----------------------------------------------------
FEDERAL TAX INFORMATION                           51
-----------------------------------------------------
CONTACT INFORMATION                               52
-----------------------------------------------------
ASSET ALLOCATION                                  53



--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
         NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Jeffrey L. Shames]

Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company you own whether it is in the U.S. or anywhere across the globe.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity analysts, 27 based in the U.S. and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities across the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our fund shareholders.

THINKING GLOBALLY
More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers across the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As markets across the globe become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK
Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers - no matter how talented they may be - can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, email, and PDAs (Personal Digital Assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS' culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work towards delivering superior long term investment performance for our fund shareholders. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss the trends around the world affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspective they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry and its ability to grow its market share. Conversely, our fixed income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER
Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
Jeffrey L. Shames
Chairman
MFS Investment Management(R)

May 30, 2003

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
--------------------------------------------------------------------------------

THE HUMAN SIDE OF MONEY MANAGEMENT

For more than 75 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o    global asset management expertise across all asset classes

o    time-tested money management process for pursuing consistent results

o    full spectrum of investment products backed by MFS Original Research(R)

o    resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o    analyzing financial statements and balance sheets

o    talking extensively with companies' customers and competitors

o    developing our own proprietary estimates of companies' earnings

--------------------------------------------------------------------------------
MANAGEMENT REVIEW
--------------------------------------------------------------------------------

A TALE OF TWO HALVES
The year ended April 30, 2003 was a period of great volatility for U.S. securities' markets, characterized by a sluggish U.S. economic recovery and record low interest rates. For corporate bond investors, it was a tale of two half-years.

In the first half of the period, the weak U.S. economy, corporate liquidity concerns and accounting scandals at major U.S. corporations shook the market's confidence and sent investors seeking safe havens in government and agency bonds. This was one of the most difficult periods in the history of the corporate bond market. During the second half of the period, beginning in October 2002, companies began to address investor concerns about liquidity and the amount of debt on their books. New government regulations were put in place to restore investor confidence in the credibility of financial statements. Finally, historically attractive corporate bond values began to attract investor attention, leading to a late-year recovery in corporate issues that lasted through the end of the period.

The second half of the period saw corporate bonds perform better than in any six-month period on record. The fund, which was overweighted in corporate bonds compared to its benchmarks, the Lehman Brothers Government/Credit Index (the Lehman Index) and the Lipper BBB Corporate Bond Fund Index, outperformed both benchmarks for the period. During the period, the fund also outperformed the average corporate debt "BBB"-rated fund tracked by Lipper Inc., an independent firm that reports mutual fund performance.

PORTFOLIO CONCENTRATION AS OF 4/30/03

PIE CHART

High Grade Corporates                   54.8%
High Yield Corporates                   10.4%
Mortgage Backed                          8.9%
U.S. Treasuries                          6.5%
Commercial Mortgage Backed Securities    6.5%
Government Agency                        4.0%
Emerging Markets                         3.9%
Municipals                               1.9%
International                            1.4%
Cash                                     1.0%
Asset Backed                             0.7%


The portfolio is actively managed, and current holdings may be different.


PERFORMANCE POSITIVES
In our view, three main factors drive fixed-income returns: interest rates, sector allocation, and individual security selection. Our strategy is to be neutral on interest rates and to try to add value through sector allocation and security selection, those areas where we believe we have the most control.

Our aim is to overweight sectors that our analysts believe will perform best, using our in-house Original Research(SM) process to enhance individual security selection. Our goal is to avoid issuers that may default or face other credit pressures and find bonds that may be upgraded to a higher credit rating, as credit upgrades often cause the price of a bond to appreciate. We believe the quality of our research process - which include meetings with company managements, meetings with employees and competitors, and intense financial and competitive analysis - gives us an edge in selecting individual securities with the potential to outperform the overall market.

In the first half of the period, despite the significant decline in the corporate bond market, we increased our corporate bond weightings in several key sectors as it became apparent that big name corporate failures were not evidence of structural economic weaknesses within various industries, but rather company-specific crises resulting from accounting irregularities. Our overweighted position in corporate debt, which hurt first-half performance, led to significant gains after the rebound in corporate markets began in the fourth quarter of 2002.

Early in the period, our research team identified the telecommunications sector as what we felt was an area of opportunity. After WorldCom's accounting scandal was revealed, we took a wait-and-see approach to the sector until it became apparent that accounting issues were not as widespread in the sector as originally thought. Then we acted aggressively, taking positions in bonds issued by more traditional wireline telecommunication companies such as Verizon and Telus (local phone service providers serving the Eastern U.S. and Western Canada, respectively) or wireless and long distance companies such as Sprint, which stood to improve its competitive position after WorldCom's decline.

We also owned a sizable stake in electric utility bonds, which suffered in October from industry-wide liquidity concerns but later rebounded as companies began addressing balance sheet issues. After the Enron crisis we took a fresh look at the utility sector, seeking out bonds issued by more traditional gas and electric providers, which were less dependent on energy trading operations. Holdings such as PSEG Power and First Energy benefited greatly from the improved conditions in the utilities sector.

DETRACTORS FROM PERFORMANCE
Although our exposure was small, we held some WorldCom bonds, which hurt performance over the period. Our auto industry holdings also hurt performance over the period. The auto sector weakened as we think the market began to worry that unusually strong sales were sacrificing future demand and that the huge incentives that stimulated demand were cutting into profits. The sector recovered some lost ground as the corporate market improved, however, it remains one of the more challenging sectors in the market.

/s/ William J. Adams
William J. Adams
Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 4/30/03
------------------------------------------------------------------------------

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. (See Notes to Performance Summary.)


LINE CHART

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                                               4/93      4/95      4/97      4/99      4/01      4/03
Lehman Brothers/Government Credit Index     $10,000   $10,814   $12,539   $14,836   $16,791   $20,290
Lipper BBB Corporate Bond Fund Index         10,000    10,827    12,823    14,498    16,305    19,112
MFS Bond Fund - Class A                       9,525    10,484    12,417    14,274    15,495    18,602


TOTAL RETURNS

Cumulative without sales charge

                  Class
    Share       inception
    class         date           1-yr        3-yr        5-yr       10-yr

      A          5/8/74         12.84%      32.32%      34.52%      95.29%
--------------------------------------------------------------------------
      B          9/7/93         12.09%      29.63%      29.98%      82.10%
--------------------------------------------------------------------------
      C          1/3/94         12.02%      29.57%      29.84%      82.73%
--------------------------------------------------------------------------
      I          1/2/97         13.17%      33.42%      36.50%      99.22%
--------------------------------------------------------------------------
      R         12/31/02        12.77%      32.24%      34.43%      95.17%
--------------------------------------------------------------------------
    529A         7/31/02        12.68%      32.13%      34.33%      95.01%
--------------------------------------------------------------------------
    529B         7/31/02        12.00%      31.34%      33.52%      93.84%
--------------------------------------------------------------------------
    529C         7/31/02        12.01%      31.35%      33.53%      93.85%


Average annual without sales charge

    Share
    class                        1-yr        3-yr        5-yr        10-yr

      A                         12.84%       9.79%       6.11%       6.92%
--------------------------------------------------------------------------
      B                         12.09%       9.04%       5.38%       6.18%
--------------------------------------------------------------------------
      C                         12.02%       9.02%       5.36%       6.21%
--------------------------------------------------------------------------
      I                         13.17%      10.09%       6.42%       7.14%
--------------------------------------------------------------------------
      R                         12.77%       9.76%       6.10%       6.92%
--------------------------------------------------------------------------
    529A                        12.68%       9.73%       6.08%       6.91%
--------------------------------------------------------------------------
    529B                        12.00%       9.51%       5.95%       6.84%
--------------------------------------------------------------------------
    529C                        12.01%       9.52%       5.95%       6.84%


Average annual with sales charge

      A                          7.48%       8.02%       5.08%       6.40%
--------------------------------------------------------------------------
      B                          8.09%       8.19%       5.07%       6.18%
--------------------------------------------------------------------------
      C                         11.02%       9.02%       5.36%       6.21%
--------------------------------------------------------------------------
    529A                         7.32%       7.97%       5.05%       6.39%
--------------------------------------------------------------------------
    529B                         8.00%       8.67%       5.65%       6.84%
--------------------------------------------------------------------------
    529C                        11.01%       9.52%       5.95%       6.84%

Class I and R shares have no sales charge. Please see the Notes to Performance Summary for details.

Comparative benchmarks

Average Annual

Average Corporate Debt
"BBB"-Rated Fund+               10.34%       8.81%       5.72%       6.89%
--------------------------------------------------------------------------
Lehman Brothers
Government/Credit Index#        12.43%      10.65%       7.77%       7.33%
--------------------------------------------------------------------------
Lipper BBB Corporate Bond
Fund Index+                     10.77%       8.90%       5.92%       6.69%


+ Source: Lipper Inc., an independent firm that reports mutual fund performance. # Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITIONS

LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX - Measures the performance of all debt obligations of the U.S. Treasury, U.S. government agencies, and all investment-grade domestic corporate debt.

LIPPER BBB CORPORATE BOND FUND INDEX - Measures the performance of investment-grade bond funds.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A and 529A results, including sales charge, reflects the deduction of the maximum 4.75% sales charge. Class B and 529B results, including sales charge, reflects the deduction of the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C and 529C results, including sales charge, redeemed within one year from the end of the calendar month of purchase reflects the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors. Class R shares have no sales charges and are available only to certain retirement plans. Class 529A, 529B, and 529C shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan.

Performance for share classes offered after class A shares includes the performance of the fund's class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class, and lower performance for share classes with lower operating expenses than the initial share class.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

KEY RISK CONSIDERATIONS

Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the fund's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund's portfolio will generally rise.

Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating, or other news affects the market's perception of the issuer's credit risk.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates, may increase or decrease more than other fixed-income securities.

Investments in high yield or lower-rated securities may provide greater returns but are subject to greater-than-average risk.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may increase share price volatility. Please see the prospectus for details.




This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS 4/30/03
------------------------------------------------------------------------------


The Portfolio of Investments is a list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 95.7%
---------------------------------------------------------------------------------------------------
                                                           PRINCIPAL AMOUNT
ISSUER                                                      (000 Omitted)                   $ VALUE
---------------------------------------------------------------------------------------------------
U.S. Bonds - 81.0%
---------------------------------------------------------------------------------------------------
Aerospace & Defense - 1.6%
---------------------------------------------------------------------------------------------------
BAE Systems Holdings, Inc., 6.4s, 2011##                              $7,006             $7,389,165
---------------------------------------------------------------------------------------------------
Litton Industries, Inc., 8s, 2009                                      5,880              7,136,180
---------------------------------------------------------------------------------------------------
Northrop Grumman Corp., 7s, 2006                                       2,654              2,955,622
---------------------------------------------------------------------------------------------------
Raytheon Co., 8.2s, 2006                                               4,072              4,675,173
---------------------------------------------------------------------------------------------------
Raytheon Co., 8.3s, 2010                                               5,650              6,720,257
---------------------------------------------------------------------------------------------------
                                                                                        $28,876,397
---------------------------------------------------------------------------------------------------
Airlines - 0.8%
---------------------------------------------------------------------------------------------------
Airplane Pass-Through Trust, 10.875s, 2019                            $1,482                $29,631
---------------------------------------------------------------------------------------------------
Continental Airlines Pass-Through Trust, Inc.,
6.648s, 2017                                                           1,122                958,638
---------------------------------------------------------------------------------------------------
Continental Airlines Pass-Through Trust, Inc.,
6.545s, 2019                                                           7,905              6,870,997
---------------------------------------------------------------------------------------------------
Continental Airlines Pass-Through Trust, Inc.,
7.256s, 2020                                                           2,901              2,478,497
---------------------------------------------------------------------------------------------------
Delta Air Lines, Inc., 7.379s, 2010                                    4,299              4,200,637
---------------------------------------------------------------------------------------------------
Jet Equipment Trust, 11.44s, 2014##                                    3,500                    350
---------------------------------------------------------------------------------------------------
                                                                                        $14,538,750
---------------------------------------------------------------------------------------------------
Automotive - 4.4%
---------------------------------------------------------------------------------------------------
DaimlerChrysler NA Holdings, 7.2s, 2009                               $4,267             $4,869,074
---------------------------------------------------------------------------------------------------
DaimlerChrysler NA Holdings, 8.5s, 2031                                3,878              4,850,017
---------------------------------------------------------------------------------------------------
Dana Corp., 9s, 2011                                                   3,235              3,509,975
---------------------------------------------------------------------------------------------------
Dura Operating Corp., 8.625s, 2012                                     2,505              2,598,938
---------------------------------------------------------------------------------------------------
Ford Motor Co., 6.625s, 2028                                           8,266              6,741,733
---------------------------------------------------------------------------------------------------
Ford Motor Credit Co., 6.875s, 2006                                    5,435              5,622,524
---------------------------------------------------------------------------------------------------
Ford Motor Credit Co., 7.875s, 2010                                    8,888              9,203,168
---------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.36s, 2004                           4,856              4,993,808
---------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 6.75s, 2006                           8,314              8,767,013
---------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 7.25s, 2011                           8,400              8,665,591
---------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 8s, 2031                              7,951              8,281,269
---------------------------------------------------------------------------------------------------
Lear Corp., 7.96s, 2005                                                3,952              4,228,640
---------------------------------------------------------------------------------------------------
TRW Automotive, Inc., 9.375s, 2013##                                   3,830              4,184,275
---------------------------------------------------------------------------------------------------
                                                                                        $76,516,025
---------------------------------------------------------------------------------------------------
Banks & Finance - 4.9%
---------------------------------------------------------------------------------------------------
Bank of America Corp., 7.4s, 2011                                     $4,807             $5,770,751
---------------------------------------------------------------------------------------------------
Bank of America Corp., 4.875s, 2012                                    5,046              5,193,661
---------------------------------------------------------------------------------------------------
Citigroup, Inc., 7.25s, 2010                                           4,756              5,638,186
---------------------------------------------------------------------------------------------------
Countrywide Home Loans, Inc., 5.5s, 2006                               5,987              6,443,401
---------------------------------------------------------------------------------------------------
Credit Suisse First Boston USA, Inc., 4.625s, 2008                       880                917,101
---------------------------------------------------------------------------------------------------
Credit Suisse First Boston USA, Inc., 6.5s, 2012                      11,174             12,299,110
---------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc., 5.5s, 2014                                  4,283              4,479,615
---------------------------------------------------------------------------------------------------
Household Finance Corp., 6.75s, 2011                                   2,384              2,686,222
---------------------------------------------------------------------------------------------------
Household Finance Corp., 6.375s, 2012                                  1,519              1,675,762
---------------------------------------------------------------------------------------------------
KFW International Finance, Inc., 9.4s, 2004                            5,127              5,555,499
---------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., 8.25s, 2007                           10,490             12,461,490
---------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter, 6.1s, 2006                                 4,878              5,351,532
---------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter, 6.6s, 2012                                 2,882              3,262,395
---------------------------------------------------------------------------------------------------
Popular North America, Inc., 4.25s, 2008                               7,630              7,717,898
---------------------------------------------------------------------------------------------------
SLM Corp., 5.375s, 2013                                                6,401              6,764,180
---------------------------------------------------------------------------------------------------
                                                                                        $86,216,803
---------------------------------------------------------------------------------------------------
Building Materials - 1.5%
---------------------------------------------------------------------------------------------------
American Standard, Inc., 7.375s, 2008                                 $5,600             $6,048,000
---------------------------------------------------------------------------------------------------
Building Materials Corp., 8s, 2008                                     4,685              4,193,075
---------------------------------------------------------------------------------------------------
CRH America, Inc., 6.95s, 2012                                         3,469              3,940,222
---------------------------------------------------------------------------------------------------
Masco Corp., 5.875s, 2012                                              7,183              7,635,701
---------------------------------------------------------------------------------------------------
Nortek, Inc., 9.25s, 2007                                              3,820              3,939,375
---------------------------------------------------------------------------------------------------
                                                                                        $25,756,373
---------------------------------------------------------------------------------------------------
Chemicals - 0.8%
---------------------------------------------------------------------------------------------------
Dow Chemical Co., 5s, 2007                                            $4,002             $4,162,836
---------------------------------------------------------------------------------------------------
Dow Chemical Co., 5.75s, 2008                                          8,505              9,164,750
---------------------------------------------------------------------------------------------------
                                                                                        $13,327,586
---------------------------------------------------------------------------------------------------
Commercial Mortgage & Other Asset-Backed - 7.2%
---------------------------------------------------------------------------------------------------
Amresco Commercial Mortgage Funding I Corp., 7s, 2029##               $4,595             $4,573,661
---------------------------------------------------------------------------------------------------
BCF LLC, 7.75s, 2026##                                                 1,332              1,059,159
---------------------------------------------------------------------------------------------------
Chase Commercial Mortgage Securities Corp., 6.6s, 2012                 4,040              3,873,893
---------------------------------------------------------------------------------------------------
Chase Commercial Mortgage Securities Corp., 6.39s, 2030                4,435              5,015,239
---------------------------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust, 6.65s, 2008                       3,966              4,326,613
---------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., 1.204s, 2008 (Interest Only)    89,976              4,271,269
---------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., 5.44s, 2030                      4,362              3,666,587
---------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., 6.04s, 2030                      7,810              8,669,255
---------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., 7.03s, 2031                      5,600              6,514,784
---------------------------------------------------------------------------------------------------
Commercial Mortgage Pass-Through Certificate,
0.82s, 2018 (Interest Only)                                          128,567              3,941,376
---------------------------------------------------------------------------------------------------
Commercial Mortgage Pass-Through Certificate, 5.645s, 2032             3,417              3,207,442
---------------------------------------------------------------------------------------------------
CPS Auto Trust, 3.52s, 2009##                                          4,000              4,061,240
---------------------------------------------------------------------------------------------------
Criimi Mae Commercial Mortgage Trust, 7s, 2033##                       4,668              5,200,338
---------------------------------------------------------------------------------------------------
Falcon Auto Dealership LLC, 3.88s, 2023 (Interest Only)               22,157              4,237,570
---------------------------------------------------------------------------------------------------
First Union Lehman Brothers Bank, 6.56s, 2035                          5,731              6,508,340
---------------------------------------------------------------------------------------------------
First Union Lehman Brothers Commercial, 7s, 2014                       3,028              2,755,944
---------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Security, Inc., 6.02s, 2033                   4,140              3,632,850
---------------------------------------------------------------------------------------------------
LB Commercial Conduit Mortgage Trust, 1.187s, 2028                    63,176              2,384,416
---------------------------------------------------------------------------------------------------
LB Commercial Conduit Mortgage Trust, 6.78s, 2031                      3,960              4,536,366
---------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., 6.86s, 2010                            6,327              6,291,690
---------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., 0.85s, 2030 (Interest Only)##        173,708              5,343,559
---------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., 6.01s, 2030                            3,042              3,281,969
---------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., 6.48s, 2030                            4,287              4,834,745
---------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., 7.642s, 2039                           7,510              7,244,536
---------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Capital, 5.72s, 2032                        6,146              6,741,386
---------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., 1.098s, 2031 (Interest
Only)                                                                 78,867              2,742,346
---------------------------------------------------------------------------------------------------
Residential Asset Mortgage Products, Inc., 3.49s, 2029                 3,484              3,545,431
---------------------------------------------------------------------------------------------------
TIAA Retail Commercial Real Estate Mortgage Trust,
7.17s, 2032##                                                          2,888              3,190,270
---------------------------------------------------------------------------------------------------
                                                                                       $125,652,274
---------------------------------------------------------------------------------------------------
Conglomerates - 0.8%
---------------------------------------------------------------------------------------------------
General Electric Capital Corp., 8.7s, 2007                            $1,244             $1,480,139
---------------------------------------------------------------------------------------------------
General Electric Capital Corp. Medium Term Note,
6.75s, 2032                                                            2,591              2,998,331
---------------------------------------------------------------------------------------------------
Tyco International Group S.A., 5.8s, 2006                              4,969              4,894,465
---------------------------------------------------------------------------------------------------
Tyco International Group S.A., 6.75s, 2011                             4,277              4,277,000
---------------------------------------------------------------------------------------------------
                                                                                        $13,649,935
---------------------------------------------------------------------------------------------------
Consumer Goods & Services - 1.2%
---------------------------------------------------------------------------------------------------
Avery Dennison Corp, 4.875s, 2013                                     $2,052             $2,093,998
---------------------------------------------------------------------------------------------------
Cendant Corp., 6.875s, 2006                                            5,243              5,732,529
---------------------------------------------------------------------------------------------------
Cendant Corp., 6.25s, 2010                                             4,944              5,236,759
---------------------------------------------------------------------------------------------------
Kindercare Learning Centers, Inc., 9.5s, 2009                          2,450              2,413,250
---------------------------------------------------------------------------------------------------
Newell Rubbermaid, Inc., 4.625s, 2009                                  3,428              3,517,659
---------------------------------------------------------------------------------------------------
Pliant Corp., 13s, 2010                                                3,040              2,812,000
---------------------------------------------------------------------------------------------------
                                                                                        $21,806,195
---------------------------------------------------------------------------------------------------
Energy - 4.3%
---------------------------------------------------------------------------------------------------
Chesapeake Energy Corp., 8.125s, 2011##                               $4,115             $4,444,200
---------------------------------------------------------------------------------------------------
Conocophillips, 5.9s, 2032                                             5,225              5,411,162
---------------------------------------------------------------------------------------------------
Devon Financing Corp. U L C, 7.875s, 2031                              8,236             10,196,885
---------------------------------------------------------------------------------------------------
Dresser, Inc., 9.375s, 2011                                            4,215              4,341,450
---------------------------------------------------------------------------------------------------
Forest Oil Corp., 8s, 2008                                             4,920              5,215,200
---------------------------------------------------------------------------------------------------
Kern River Funding Corp., 4.893s, 2018##                               4,578              4,572,232
---------------------------------------------------------------------------------------------------
Occidental Petroleum Corp., 7.65s, 2006                                4,498              5,066,367
---------------------------------------------------------------------------------------------------
Ocean Energy, Inc., 7.625s, 2005                                       3,772              4,207,534
---------------------------------------------------------------------------------------------------
Ocean Energy, Inc., 7.25s, 2011                                        7,829              9,166,984
---------------------------------------------------------------------------------------------------
P&L Coal Holdings Corp., 8.875s, 2008                                    870                910,237
---------------------------------------------------------------------------------------------------
P&L Coal Holdings Corp., 9.625s, 2008                                  3,224              3,385,200
---------------------------------------------------------------------------------------------------
Pioneer Natural Resources Co., 9.625s, 2010                            1,635              2,010,839
---------------------------------------------------------------------------------------------------
Reliant Energy Resources Corp., 8.125s, 2005                           5,793              6,256,440
---------------------------------------------------------------------------------------------------
Valero Energy Corp. New, 7.5s, 2032                                    5,601              6,383,482
---------------------------------------------------------------------------------------------------
XTO Energy, Inc., 6.25s, 2013##                                        3,814              3,976,095
---------------------------------------------------------------------------------------------------
                                                                                        $75,544,307
---------------------------------------------------------------------------------------------------
Environmental Services - 1.3%
---------------------------------------------------------------------------------------------------
Allied Waste Industries, Inc., 10s, 2009                              $6,400             $6,840,000
---------------------------------------------------------------------------------------------------
USA Waste Services, Inc., 7s, 2004                                     9,665             10,544,114
---------------------------------------------------------------------------------------------------
WMX Technologies, Inc., 7.1s, 2026                                     4,577              5,105,506
---------------------------------------------------------------------------------------------------
                                                                                        $22,489,620
---------------------------------------------------------------------------------------------------
Food & Beverage Products - 1.8%
---------------------------------------------------------------------------------------------------
Anheuser Busch Cos., Inc., 6.5s, 2043                                 $4,140             $4,708,848
---------------------------------------------------------------------------------------------------
Coors Brewing Co., 6.375s, 2012                                        4,370              4,893,172
---------------------------------------------------------------------------------------------------
Dole Food, Inc., 8.625s, 2009                                          8,391              9,083,258
---------------------------------------------------------------------------------------------------
Nabisco, Inc., 6.375s, 2005                                            2,270              2,378,197
---------------------------------------------------------------------------------------------------
Tyson Foods, Inc., 8.25s, 2011                                         8,627             10,006,932
---------------------------------------------------------------------------------------------------
                                                                                        $31,070,407
---------------------------------------------------------------------------------------------------
Forest & Paper Products - 0.7%
---------------------------------------------------------------------------------------------------
Meadwestvaco Corp., 6.85s, 2012                                       $5,253             $5,942,981
---------------------------------------------------------------------------------------------------
Meadwestvaco Corp., 6.8s, 2032                                         6,805              7,201,480
---------------------------------------------------------------------------------------------------
                                                                                        $13,144,461
---------------------------------------------------------------------------------------------------
Gaming & Hotels - 1.0%
---------------------------------------------------------------------------------------------------
Harrahs Operating, Inc., 7.125s, 2007                                 $6,189             $6,794,321
---------------------------------------------------------------------------------------------------
MGM Grand, Inc., 6.95s, 2005                                           6,916              7,175,350
---------------------------------------------------------------------------------------------------
MGM Mirage, Inc., 8.5s, 2010                                           2,847              3,188,640
---------------------------------------------------------------------------------------------------
                                                                                        $17,158,311
---------------------------------------------------------------------------------------------------
Healthcare - 1.0%
---------------------------------------------------------------------------------------------------
HCA - The Healthcare Co., 8.75s, 2010                                 $5,802             $6,785,364
---------------------------------------------------------------------------------------------------
HCA - The Healthcare Co., 7.875s, 2011                                 8,787              9,889,531
---------------------------------------------------------------------------------------------------
                                                                                        $16,674,895
---------------------------------------------------------------------------------------------------
Insurance - 1.4%
---------------------------------------------------------------------------------------------------
Metlife, Inc., 6.5s, 2032                                             $5,975             $6,627,733
---------------------------------------------------------------------------------------------------
Prudential Insurance Co., 7.65s, 2007##                                4,623              5,259,375
---------------------------------------------------------------------------------------------------
Safeco Corp., 4.875s, 2010                                             4,145              4,218,109
---------------------------------------------------------------------------------------------------
Safeco Corp., 7.25s, 2012                                              2,351              2,706,401
---------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp. New, 3.75s, 2008##                   3,184              3,205,877
---------------------------------------------------------------------------------------------------
Willis Corroon Corp., 9s, 2009                                         2,250              2,407,500
---------------------------------------------------------------------------------------------------
                                                                                        $24,424,995
---------------------------------------------------------------------------------------------------
Machinery - 1.2%
---------------------------------------------------------------------------------------------------
Ingersoll-Rand Co., 6.25s, 2006                                       $4,675             $5,156,015
---------------------------------------------------------------------------------------------------
Joy Global, Inc., 8.75s, 2012                                          2,595              2,802,600
---------------------------------------------------------------------------------------------------
Kennametal, Inc., 7.2s, 2012                                           5,246              5,584,745
---------------------------------------------------------------------------------------------------
New Terex Corp., 8.875s, 2008                                          2,595              2,698,800
---------------------------------------------------------------------------------------------------
Timken Co., 5.75s, 2010                                                4,813              4,905,116
---------------------------------------------------------------------------------------------------
                                                                                        $21,147,276
---------------------------------------------------------------------------------------------------
Media - Cable - Entertainment - 6.6%
---------------------------------------------------------------------------------------------------
AOL Time Warner, Inc., 7.7s, 2032                                     $2,837             $3,170,177
---------------------------------------------------------------------------------------------------
Belo Ah Corp., 7.75s, 2027                                             6,650              7,627,357
---------------------------------------------------------------------------------------------------
Chancellor Media Corp., 8s, 2008                                       5,140              5,885,300
---------------------------------------------------------------------------------------------------
Clear Channel Communications, 7.65s, 2010                              3,552              4,156,913
---------------------------------------------------------------------------------------------------
Comcast Corp., 5.85s, 2010                                             3,997              4,253,124
---------------------------------------------------------------------------------------------------
Cox Communications, Inc., 7.75s, 2010                                 11,887             14,275,075
---------------------------------------------------------------------------------------------------
CSC Holdings, Inc., 7.875s, 2007                                       5,024              5,287,760
---------------------------------------------------------------------------------------------------
CSC Holdings, Inc., 7.625s, 2011                                       5,557              5,848,743
---------------------------------------------------------------------------------------------------
Echostar DBS Corp., 9.125s, 2009                                       6,360              7,155,000
---------------------------------------------------------------------------------------------------
Granite Broadcasting Corp., 8.875s, 2008                               4,000              3,760,000
---------------------------------------------------------------------------------------------------
Houghton Mifflin Co., 9.875s, 2013##                                     415                448,200
---------------------------------------------------------------------------------------------------
News America Holdings, Inc., 7.75s, 2024                               6,693              7,613,066
---------------------------------------------------------------------------------------------------
News America Holdings, Inc., 8.5s, 2025                                5,388              6,435,853
---------------------------------------------------------------------------------------------------
News America Holdings, Inc., 6.55s, 2033##                             2,123              2,156,342
---------------------------------------------------------------------------------------------------
TCI Communications Financing III, 9.65s, 2027                         16,336             18,176,430
---------------------------------------------------------------------------------------------------
TCI Communications, Inc, 9.8s, 2012                                    3,539              4,565,982
---------------------------------------------------------------------------------------------------
Time Warner, Inc., 10.15s, 2012                                        5,459              7,259,618
---------------------------------------------------------------------------------------------------
Time Warner, Inc., 9.125s, 2013                                        3,564              4,356,078
---------------------------------------------------------------------------------------------------
Walt Disney Co., 6.75s, 2006                                           3,660              4,014,489
---------------------------------------------------------------------------------------------------
                                                                                       $116,445,507
---------------------------------------------------------------------------------------------------
Metals & Minerals - 0.1%
---------------------------------------------------------------------------------------------------
Phelps Dodge Corp., 8.75s, 2011                                       $1,042             $1,176,210
---------------------------------------------------------------------------------------------------

Pharmaceuticals - 0.3%
---------------------------------------------------------------------------------------------------
Wyeth Corp., 5.25s, 2013                                              $4,749             $4,967,867
---------------------------------------------------------------------------------------------------

Railroads - 0.7%
---------------------------------------------------------------------------------------------------
Union Pacific Corp., 6.34s, 2003                                      $3,024             $3,095,028
---------------------------------------------------------------------------------------------------
Union Pacific Corp., 6.39s, 2004                                       5,585              5,928,349
---------------------------------------------------------------------------------------------------
Union Pacific Corp., 5.75s, 2007                                       2,620              2,861,061
---------------------------------------------------------------------------------------------------
                                                                                        $11,884,438
---------------------------------------------------------------------------------------------------

Real Estate Investment Trusts - 2.1%
---------------------------------------------------------------------------------------------------
EOP Operating Ltd., 6.625s, 2005                                      $6,569             $7,017,479
---------------------------------------------------------------------------------------------------
EOP Operating Ltd., 8.375s, 2006                                       4,920              5,600,401
---------------------------------------------------------------------------------------------------
EOP Operating Ltd., 6.8s, 2009                                         4,476              5,042,080
---------------------------------------------------------------------------------------------------
Simon Property Group LP, 6.375s, 2007                                  6,890              7,541,670
---------------------------------------------------------------------------------------------------
Simon Property Group LP, 6.35s, 2012                                   4,283              4,621,756
---------------------------------------------------------------------------------------------------
Vornado Reality Trust, 5.625s, 2007                                    6,252              6,437,284
---------------------------------------------------------------------------------------------------
                                                                                        $36,260,670
---------------------------------------------------------------------------------------------------
Retail & Supermarkets - 2.2%
---------------------------------------------------------------------------------------------------
Dollar General Corp., 8.625s, 2010                                    $2,580             $2,812,200
---------------------------------------------------------------------------------------------------
Gap, Inc., 10.55s, 2008                                                5,860              6,988,050
---------------------------------------------------------------------------------------------------
JC Penney Corp., Inc., 8s, 2010                                        3,552              3,774,000
---------------------------------------------------------------------------------------------------
Kroger Co., 7.8s, 2007                                                 5,052              5,795,215
---------------------------------------------------------------------------------------------------
Limited, Inc., 6.125s, 2012                                            4,016              4,305,674
---------------------------------------------------------------------------------------------------
Sears Roebuck Acceptance Corp., 7s, 2032                               4,212              4,301,652
---------------------------------------------------------------------------------------------------
Toys R Us, Inc., 7.875s, 2013                                          4,242              4,411,854
---------------------------------------------------------------------------------------------------
Tricon Global Restaurants, Inc., 8.875s, 2011                          5,219              6,067,088
---------------------------------------------------------------------------------------------------
                                                                                        $38,455,733
---------------------------------------------------------------------------------------------------
Telecommunications - 4.4%
---------------------------------------------------------------------------------------------------
Alltel Corp., 7.875s, 2032                                            $6,237             $8,143,015
---------------------------------------------------------------------------------------------------
AT&T Wireless Services, Inc., 7.35s, 2006                              5,954              6,632,935
---------------------------------------------------------------------------------------------------
AT&T Wireless Services, Inc., 8.75s, 2031                              3,116              3,880,152
---------------------------------------------------------------------------------------------------
Citizens Communications Co., 8.5s, 2006                               10,265             11,892,105
---------------------------------------------------------------------------------------------------
Citizens Communications Co., 7.625s, 2008                              3,573              4,174,565
---------------------------------------------------------------------------------------------------
GTE Corp., 9.1s, 2003                                                  5,934              5,966,227
---------------------------------------------------------------------------------------------------
Sprint Capital Corp., 6.875s, 2028                                    14,155             13,093,375
---------------------------------------------------------------------------------------------------
Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006                   2,794              2,981,114
---------------------------------------------------------------------------------------------------
Telecomunicaciones de Puerto Rico, Inc., 6.8s, 2009                    1,746              1,908,647
---------------------------------------------------------------------------------------------------
Verizon Global Funding Corp., 7.75s, 2030                             12,921             15,970,706
---------------------------------------------------------------------------------------------------
Verizon Wireless Capital LLC, 5.375s, 2006                             3,132              3,375,103
---------------------------------------------------------------------------------------------------
                                                                                        $78,017,944
---------------------------------------------------------------------------------------------------
Tobacco - 0.7%
---------------------------------------------------------------------------------------------------
Altria Group, Inc., 7.75s, 2027                                       $2,973             $3,007,600
---------------------------------------------------------------------------------------------------
RJ Reynolds Tobacco Holdings, Inc., 7.25s, 2012                        6,026              5,680,138
---------------------------------------------------------------------------------------------------
UST, Inc., 6.625s, 2012                                                3,605              4,074,821
---------------------------------------------------------------------------------------------------
                                                                                        $12,762,559
---------------------------------------------------------------------------------------------------
Transportation - 0.4%
---------------------------------------------------------------------------------------------------
Federal Express Corp., 9.65s, 2012                                    $5,930             $7,820,057
---------------------------------------------------------------------------------------------------

U.S. Government Agencies - 12.8%
---------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.5s, 2006                         $10,434            $11,476,075
---------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 4.875s, 2007                         3,425              3,714,827
---------------------------------------------------------------------------------------------------
Federal National Mortgage Association, 7.125s, 2005                   14,620             16,056,576
---------------------------------------------------------------------------------------------------
Federal National Mortgage Association, 6s, 2008                       22,435             25,457,623
---------------------------------------------------------------------------------------------------
Federal National Mortgage Association, 6.125s, 2012                   11,611             13,346,519
---------------------------------------------------------------------------------------------------
Federal National Mortgage Association, 6s, 2016                       12,525             13,130,215
---------------------------------------------------------------------------------------------------
Federal National Mortgage Association, 5.5s, 2017                     15,067             15,684,865
---------------------------------------------------------------------------------------------------
Federal National Mortgage Association, 6s, 2017                       22,557             23,645,725
---------------------------------------------------------------------------------------------------
Federal National Mortgage Association, 7.5s, 2030                      5,590              5,960,338
---------------------------------------------------------------------------------------------------
Federal National Mortgage Association, 7.5s, 2031                     11,295             12,036,352
---------------------------------------------------------------------------------------------------
Federal National Mortgage Association, 6.5s, 2032                     51,193             53,487,778
---------------------------------------------------------------------------------------------------
Federal National Mortgage Association TBA, 6s, 2021                    7,000              7,284,375
---------------------------------------------------------------------------------------------------
Federal National Mortgage Association TBA, 5.5s, 2032                 12,874             13,119,404
---------------------------------------------------------------------------------------------------
Government National Mortgage Association, 7.5s, 2023                     267                285,530
---------------------------------------------------------------------------------------------------
Government National Mortgage Association, 6.5s, 2028                   9,663             10,173,525
---------------------------------------------------------------------------------------------------
Government National Mortgage Association, 7.5s, 2028                     157                167,847
---------------------------------------------------------------------------------------------------
                                                                                       $225,027,574
---------------------------------------------------------------------------------------------------
U.S. Treasury Obligations - 6.4%
---------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 8s, 2021                                         $9,019            $12,651,610
---------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 5.375s, 2031                                     23,248             25,367,566
---------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 3.375s, 2007                                      7,793              8,488,325
---------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 5.5s, 2008                                        6,071              6,815,645
---------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 6.5s, 2010                                       23,918             28,474,570
---------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 3s, 2012                                          7,970              8,559,854
---------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 3.875s, 2013                                     22,606             22,636,021
---------------------------------------------------------------------------------------------------
                                                                                       $112,993,591
---------------------------------------------------------------------------------------------------
Utilities - 8.4%
---------------------------------------------------------------------------------------------------
Beaver Valley Funding Corp. II, 9s, 2017                              $7,774             $8,985,329
---------------------------------------------------------------------------------------------------
Centerpoint Energy Resources Corp., 7.875s, 2013##                     6,888              7,903,980
---------------------------------------------------------------------------------------------------
DTE Energy Co., 7.05s, 2011                                            3,261              3,756,995
---------------------------------------------------------------------------------------------------
Entergy Mississippi, Inc., 6.2s, 2004                                  1,307              1,360,077
---------------------------------------------------------------------------------------------------
Exelon Generation Co. LLC, 6.95s, 2011                                 9,118             10,221,305
---------------------------------------------------------------------------------------------------
Firstenergy Corp., 6.45s, 2011                                         1,540              1,664,823
---------------------------------------------------------------------------------------------------
GGIB Funding Corp., 7.43s, 2011                                        3,056              3,223,065
---------------------------------------------------------------------------------------------------
Gulf States Utilities Co., 8.25s, 2004                                   658                694,497
---------------------------------------------------------------------------------------------------
Kinder Morgan Energy Partners, 7.4s, 2031                              6,087              7,158,750
---------------------------------------------------------------------------------------------------
Kinder Morgan Energy Partners, 7.75s, 2032                             6,032              7,393,978
---------------------------------------------------------------------------------------------------
Midamerican Energy Holdings Co., 5.875s, 2012                          6,179              6,457,858
---------------------------------------------------------------------------------------------------
Midland Funding Corp., "B", 13.25s, 2006                                 925              1,042,938
---------------------------------------------------------------------------------------------------
Niagara Mohawk Power Corp., 0s to 2003, 8.5s to 2010                  14,293             14,830,946
---------------------------------------------------------------------------------------------------
Niagara Mohawk Power Corp., 5.375s, 2004                               4,074              4,213,534
---------------------------------------------------------------------------------------------------
Nisource Finance Corp., 7.5s, 2003                                     3,099              3,195,537
---------------------------------------------------------------------------------------------------
Northeast Utilities, 8.58s, 2006                                       3,363              3,796,327
---------------------------------------------------------------------------------------------------
Oncor Electric Corp., 7s, 2022                                         5,631              6,200,953
---------------------------------------------------------------------------------------------------
Progress Energy, Inc., 6.85s, 2012                                     6,069              6,923,212
---------------------------------------------------------------------------------------------------
Progress Energy, Inc., 7s, 2031                                        4,691              5,259,455
---------------------------------------------------------------------------------------------------
PSEG Power, 7.75s, 2007##                                              3,518              3,685,105
---------------------------------------------------------------------------------------------------
PSEG Power, 7.75s, 2011                                                5,481              6,499,342
---------------------------------------------------------------------------------------------------
PSEG Power, 6.95s, 2012                                                1,852              2,113,019
---------------------------------------------------------------------------------------------------
PSEG Power, 8.625s, 2031                                               3,724              4,898,792
---------------------------------------------------------------------------------------------------
Toledo Edison Co., 7.875s, 2004                                        8,709              9,312,116
---------------------------------------------------------------------------------------------------
TXU Corp., 6.375s, 2006                                                9,312              9,917,280
---------------------------------------------------------------------------------------------------
Waterford 3 Funding Corp., 8.09s, 2017                                 6,431              6,917,467
---------------------------------------------------------------------------------------------------
                                                                                       $147,626,680
---------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                     $1,421,433,440
---------------------------------------------------------------------------------------------------

Foreign Bonds - 14.7%
---------------------------------------------------------------------------------------------------
Australia - 0.3%
---------------------------------------------------------------------------------------------------
Burns Philip Capital Property Ltd., 9.75s, 2012 (Food &
Beverage Products)##                                                  $5,455             $5,455,000
---------------------------------------------------------------------------------------------------

Bulgaria - 0.2%
---------------------------------------------------------------------------------------------------
Republic of Bulgaria, 8.25s, 2015##                                   $2,807             $3,159,131
---------------------------------------------------------------------------------------------------

Canada - 2.1%
---------------------------------------------------------------------------------------------------
Abitibi-Consolidated, Inc., 6.95s, 2008 (Forest &
Paper Products)                                                       $4,281             $4,521,870
---------------------------------------------------------------------------------------------------
Abitibi-Consolidated, Inc., 8.55s, 2010 (Forest &
Paper Products)                                                        3,012              3,408,482
---------------------------------------------------------------------------------------------------
Abitibi-Consolidated, Inc., 8.85s, 2030 (Forest &
Paper Products)                                                        7,140              7,912,048
---------------------------------------------------------------------------------------------------
Anderson Exploration Ltd., 6.75s, 2011 (Oils)                          2,572              2,905,182
---------------------------------------------------------------------------------------------------
Rogers Cable, Inc., 7.875s, 2012 (Media)                               5,413              5,791,910
---------------------------------------------------------------------------------------------------
Telus Corp., 8s, 2011 (Telecommunications)                            10,737             12,132,810
---------------------------------------------------------------------------------------------------
                                                                                        $36,672,302
---------------------------------------------------------------------------------------------------
Chile - 0.1%
---------------------------------------------------------------------------------------------------
Codelco, Inc., 6.375s, 2012 (Metals & Minerals)##                     $2,308             $2,437,257
---------------------------------------------------------------------------------------------------

Denmark - 0.3%
---------------------------------------------------------------------------------------------------
Kingdom of Denmark, 6s, 2009                                      DKK 26,148             $4,421,403
---------------------------------------------------------------------------------------------------

Dominican Republic - 0.4%
---------------------------------------------------------------------------------------------------
Dominican Republic, 9.5s, 2006##                                      $3,768             $3,984,660
---------------------------------------------------------------------------------------------------
Dominican Republic, 9.04s, 2013##                                      3,379              3,400,119
---------------------------------------------------------------------------------------------------
                                                                                         $7,384,779
---------------------------------------------------------------------------------------------------
Finland - 0.2%
---------------------------------------------------------------------------------------------------
Republic of Finland, 5.375s, 2013                                  EUR 3,539             $4,357,018
---------------------------------------------------------------------------------------------------

France - 2.7%
---------------------------------------------------------------------------------------------------
Crown European Holdings SA, 9.5s, 2011 (Containers)##                 $4,995             $5,319,675
---------------------------------------------------------------------------------------------------
France Telecom, 9.25s, 2011 (Telecommunications)                       3,693              4,516,388
---------------------------------------------------------------------------------------------------
France Telecom, 10s, 2031 (Telecommunications)                         4,192              5,575,846
---------------------------------------------------------------------------------------------------
Natexis AMBS Co. LLC, 8.44s, 2049 (Banks & Finance)##                 15,382             18,242,898
---------------------------------------------------------------------------------------------------
Socgen Real Estate LLC, 7.64s, 2049 (Banks & Finance)##               12,658             14,086,455
---------------------------------------------------------------------------------------------------
                                                                                        $47,741,262
---------------------------------------------------------------------------------------------------
Germany - 0.5%
---------------------------------------------------------------------------------------------------
Deutsche Telekom International Finance, 8.5s, 2010
(Telecommunications)                                                  $6,613             $7,970,980
---------------------------------------------------------------------------------------------------

Ireland - 0.2%
---------------------------------------------------------------------------------------------------
Republic of Ireland, 5s, 2013                                      EUR 3,615             $4,321,670
---------------------------------------------------------------------------------------------------

Italy - 0.6%
---------------------------------------------------------------------------------------------------
Unicredito Italiano Capital Trust, 9.2s, 2049 (Banks &
Finance)##                                                            $8,744            $10,960,079
---------------------------------------------------------------------------------------------------

Malaysia - 0.4%
---------------------------------------------------------------------------------------------------
Petronas Capital Ltd., 7.875s, 2022 (Oil Services)##                  $6,000             $6,607,824
---------------------------------------------------------------------------------------------------

Mexico - 1.7%
---------------------------------------------------------------------------------------------------
BBVA Bancomer, 10.5s, 2011 (Banks & Finance)##                        $6,664             $7,596,960
---------------------------------------------------------------------------------------------------
Corp. Andina De Fomento, 6.875s, 2012 (Banks & Finance)                5,545              5,909,473
---------------------------------------------------------------------------------------------------
Pemex Finance Ltd., 9.69s, 2009 (Oil Services)                         3,502              4,251,008
---------------------------------------------------------------------------------------------------
Pemex Finance Ltd., 10.61s, 2017 (Oil Services)                        1,500              1,999,260
---------------------------------------------------------------------------------------------------
United Mexican States, 11.375s, 2016                                   1,013              1,448,590
---------------------------------------------------------------------------------------------------
United Mexican States, 11.5s, 2026                                     6,366              9,212,213
---------------------------------------------------------------------------------------------------
                                                                                        $30,417,504
---------------------------------------------------------------------------------------------------
Norway - 0.6%
---------------------------------------------------------------------------------------------------
Union Bank of Norway, 7.35s, 2049 (Banks & Finance)##                $10,675            $10,769,260
---------------------------------------------------------------------------------------------------

Panama - 0.3%
---------------------------------------------------------------------------------------------------
Republic of Panama, 9.375s, 2029                                      $4,400             $4,895,000
---------------------------------------------------------------------------------------------------

Russia - 0.7%
---------------------------------------------------------------------------------------------------
Gazprom OAO, 9.625s, 2013 (Gas)##                                     $2,490             $2,651,850
---------------------------------------------------------------------------------------------------
Mobile Telesystems Fin S A, 10.95s, 2004
(Telecommunications)                                                   1,970              2,102,975
---------------------------------------------------------------------------------------------------
Mobile Telesystems Fin S A, 9.75s, 2008
(Telecommunications)##                                                 3,758              4,002,270
---------------------------------------------------------------------------------------------------
OAO Siberian Oil Co., 10.75s, 2009 (Oils)                              3,463              4,006,345
---------------------------------------------------------------------------------------------------
                                                                                        $12,763,440
---------------------------------------------------------------------------------------------------
Singapore - 0.3%
---------------------------------------------------------------------------------------------------
DBS Capital Funding Corp., 7.657s, 2049 (Banks &
Finance)##                                                            $4,304             $4,902,665
---------------------------------------------------------------------------------------------------

South Korea - 0.3%
---------------------------------------------------------------------------------------------------
Hanvit Bank, 12.75s, 2010 (Banks & Finance)##                         $4,108             $4,678,457
---------------------------------------------------------------------------------------------------

Spain - 0.3%
---------------------------------------------------------------------------------------------------
Telefonica Europe Bv, 8.25s, 2030 (Telecommunications)                $4,322             $5,600,893
---------------------------------------------------------------------------------------------------

United Kingdom - 2.5%
---------------------------------------------------------------------------------------------------
Abbey National Capital Trust 1 Corp., 8.963s, 2049
(Banks & Finance)                                                     $4,214             $5,644,847
---------------------------------------------------------------------------------------------------
Barclays Bank PLC, 8.55s, 2049 (Banks & Finance)##                    10,798             13,543,327
---------------------------------------------------------------------------------------------------
British Sky Broadcasting, 7.3s, 2006 (Media)                           4,211              4,547,880
---------------------------------------------------------------------------------------------------
British Sky Broadcasting, 8.2s, 2009 (Media)                           7,457              8,500,980
---------------------------------------------------------------------------------------------------
Orange PLC, 9s, 2009 (Telecommunications)                             10,333             11,363,510
---------------------------------------------------------------------------------------------------
                                                                                        $43,600,544
---------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                    $259,116,468
---------------------------------------------------------------------------------------------------

Municipal Bonds - 1.9%
---------------------------------------------------------------------------------------------------
Baltimore Maryland Project Revenue, 5.125s, 2042                      $4,340             $4,473,542
---------------------------------------------------------------------------------------------------
Metropolitan Pier & Exposition Authority Illinois, 5s,
2028                                                                   9,540              9,732,708
---------------------------------------------------------------------------------------------------
Metropolitan Transportation Authority New York Service
Contract, 5.5s, 2013                                                   8,375              9,622,791
---------------------------------------------------------------------------------------------------
Metropolitan Transportation Authority NY Rev., 5s, 2030                8,700              8,921,241
---------------------------------------------------------------------------------------------------
Total Municipal Bonds                                                                   $32,750,282
---------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,610,918,605)                                        $1,713,300,190
---------------------------------------------------------------------------------------------------

Repurchase Agreement - 2.9%
---------------------------------------------------------------------------------------------------
Goldman Sachs, dated 4/30/03, due 5/01/03, total to be received $50,837,864
(secured by various U.S. Treasury and federal Agency obligations in a jointly
traded account), at Cost                                             $50,836            $50,836,000
---------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,661,754,605)                                  $1,764,136,190
---------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (0.5)%                                                  (9,242,007)
---------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                  $1,754,894,183
---------------------------------------------------------------------------------------------------

##SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

                      DKK = Danish Krone      EUR = Euro




See notes to financial statements.

---------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 4/30/03

ASSETS

Investments, at value (identified cost, $1,661,754,605)      $1,764,136,190
---------------------------------------------------------------------------------------------------
Cash                                                                172,415
---------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                   5,810,876
---------------------------------------------------------------------------------------------------
Receivable for investments sold                                   3,749,480
---------------------------------------------------------------------------------------------------
Interest receivable                                              27,481,574
---------------------------------------------------------------------------------------------------
Total assets                                                                         $1,801,350,535
---------------------------------------------------------------------------------------------------

LIABILITIES

Distributions payable                                            $7,814,267
---------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                8,114,491
---------------------------------------------------------------------------------------------------
Payable for investments purchased                                 9,851,716
---------------------------------------------------------------------------------------------------
Payable for TBA purchase commitments                             20,227,624
---------------------------------------------------------------------------------------------------
Payable to affiliates
---------------------------------------------------------------------------------------------------
  Management fee                                                     18,632
---------------------------------------------------------------------------------------------------
  Shareholder servicing agent fee                                     5,306
---------------------------------------------------------------------------------------------------
  Distribution and service fee                                       25,258
---------------------------------------------------------------------------------------------------
  Administrative fee                                                    844
---------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                              398,214
---------------------------------------------------------------------------------------------------
Total liabilities                                                                       $46,456,352
---------------------------------------------------------------------------------------------------
Net assets                                                                           $1,754,894,183
---------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                              $1,767,358,415
---------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                 102,394,744
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                          (107,134,231)
---------------------------------------------------------------------------------------------------
Accumulated distributions in excess of net
investment income                                                (7,724,745)
---------------------------------------------------------------------------------------------------
Net assets                                                                           $1,754,894,183
---------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                               134,847,698
---------------------------------------------------------------------------------------------------


Class A shares
  Net assets                                                 $1,116,853,201
---------------------------------------------------------------------------------------------------
  Shares outstanding                                             85,721,500
---------------------------------------------------------------------------------------------------
  Net asset value per share                                                                  $13.03
---------------------------------------------------------------------------------------------------
  Offering price per share (100/95.25X$13.03)                                                $13.68
---------------------------------------------------------------------------------------------------

Class B shares
  Net assets                                                   $474,881,508
---------------------------------------------------------------------------------------------------
  Shares outstanding                                             36,568,474
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $12.99
---------------------------------------------------------------------------------------------------

Class C shares
  Net assets                                                   $108,717,746
---------------------------------------------------------------------------------------------------
  Shares outstanding                                              8,380,445
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $12.97
---------------------------------------------------------------------------------------------------

Class I shares
  Net assets                                                    $53,249,314
---------------------------------------------------------------------------------------------------
  Shares outstanding                                              4,085,722
---------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                  $13.03
---------------------------------------------------------------------------------------------------

Class R shares
  Net assets                                                       $871,897
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                 66,908
---------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                  $13.03
---------------------------------------------------------------------------------------------------

Class 529A shares
  Net assets                                                       $140,223
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                 10,751
---------------------------------------------------------------------------------------------------
  Net asset value per share                                                                  $13.04
---------------------------------------------------------------------------------------------------
  Offering price per share (100/95.25X$13.04)                                                $13.69
---------------------------------------------------------------------------------------------------

Class 529B shares
  Net assets                                                        $80,746
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                  6,222
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $12.98
---------------------------------------------------------------------------------------------------

Class 529C shares
  Net assets                                                        $99,548
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                  7,676
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $12.97
---------------------------------------------------------------------------------------------------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529A, Class 529B and Class 529C shares.




See notes to financial statements.

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR YEAR ENDED 4/30/03

NET INVESTMENT INCOME

Interest income                                                                       $105,557,932
--------------------------------------------------------------------------------------------------
Expenses
--------------------------------------------------------------------------------------------------
  Management fee                                                  $6,271,838
--------------------------------------------------------------------------------------------------
  Trustees' compensation                                              54,202
--------------------------------------------------------------------------------------------------
  Shareholder servicing agent fee                                  1,635,720
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                           3,135,366
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                           4,387,403
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                           1,092,221
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R)                                 286
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529A)                              100
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529B)                              281
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529C)                              302
--------------------------------------------------------------------------------------------------
  Program manager fee (Class 529A)                                        72
--------------------------------------------------------------------------------------------------
  Program manager fee (Class 529B)                                        71
--------------------------------------------------------------------------------------------------
  Program manager fee (Class 529C)                                        76
--------------------------------------------------------------------------------------------------
  Administrative fee                                                 152,904
--------------------------------------------------------------------------------------------------
  Custodian fee                                                      478,493
--------------------------------------------------------------------------------------------------
  Postage                                                            211,561
--------------------------------------------------------------------------------------------------
  Printing                                                           112,901
--------------------------------------------------------------------------------------------------
  Auditing fees                                                       44,444
--------------------------------------------------------------------------------------------------
  Legal fees                                                           7,317
--------------------------------------------------------------------------------------------------
  Miscellaneous                                                    1,189,486
--------------------------------------------------------------------------------------------------
Total expenses                                                   $18,775,044
--------------------------------------------------------------------------------------------------
  Fees paid indirectly                                               (35,339)
--------------------------------------------------------------------------------------------------
Net expenses                                                                           $18,739,705
--------------------------------------------------------------------------------------------------
Net investment income                                                                  $86,818,227
--------------------------------------------------------------------------------------------------

Realized gain (loss) (identified cost basis)
--------------------------------------------------------------------------------------------------
  Investment transactions                                        $(3,367,367)
--------------------------------------------------------------------------------------------------
  Futures contracts                                                1,957,220
--------------------------------------------------------------------------------------------------
  Foreign currency transactions                                   (1,162,369)
--------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                                           $(2,572,516)
--------------------------------------------------------------------------------------------------
Change in unrealized appreciation
--------------------------------------------------------------------------------------------------
  Investments                                                   $111,659,902
--------------------------------------------------------------------------------------------------
  Futures contracts                                                   28,126
--------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign
  currencies                                                          13,159
--------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency
translation                                                                           $111,701,187
--------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign
currency                                                                              $109,128,671
--------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                $195,946,898
--------------------------------------------------------------------------------------------------




See notes to financial statements.

---------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

YEARS ENDED 4/30                                                2003                    2002

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income                                           $86,818,227             $85,604,988
---------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                     (2,572,516)             (7,862,814)
---------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency
translation                                                     111,701,187               5,310,337
-----------------------------------------------------------    ------------            ------------
Increase in net assets from operations                         $195,946,898             $83,052,511
-----------------------------------------------------------    ------------            ------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income
---------------------------------------------------------------------------------------------------
  Class A                                                      $(63,802,266)           $(57,886,635)
---------------------------------------------------------------------------------------------------
  Class B                                                       (23,772,406)            (20,914,707)
---------------------------------------------------------------------------------------------------
  Class C                                                        (5,933,652)             (6,012,877)
---------------------------------------------------------------------------------------------------
  Class I                                                        (1,796,795)             (1,023,655)
---------------------------------------------------------------------------------------------------
  Class R                                                            (3,680)                     --
---------------------------------------------------------------------------------------------------
  Class 529A                                                         (1,650)                     --
---------------------------------------------------------------------------------------------------
  Class 529B                                                         (1,421)                     --
---------------------------------------------------------------------------------------------------
  Class 529C                                                         (1,531)                     --
---------------------------------------------------------------------------------------------------
In excess of net investment income
---------------------------------------------------------------------------------------------------
  Class A                                                                --              (6,135,478)
---------------------------------------------------------------------------------------------------
  Class B                                                                --              (2,216,776)
---------------------------------------------------------------------------------------------------
  Class C                                                                --                (637,313)
---------------------------------------------------------------------------------------------------
  Class I                                                                --                (108,511)
-----------------------------------------------------------    ------------            ------------
Total distributions declared to shareholders                   $(95,313,401)           $(94,935,962)
-----------------------------------------------------------    ------------            ------------
Net increase in net assets from fund share transactions        $152,140,128            $210,307,812
-----------------------------------------------------------    ------------            ------------
Total increase in net assets                                   $252,773,625            $198,424,361
-----------------------------------------------------------    ------------            ------------

NET ASSETS

At beginning of period                                       $1,502,120,558          $1,303,696,197
---------------------------------------------------------------------------------------------------
At end of period (including accumulated distributions in
excess of net investment income of $7,724,745 and
$6,117,200, respectively)                                    $1,754,894,183          $1,502,120,558
---------------------------------------------------------------------------------------------------



See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------

The Financial Highlights provide per share amounts and certain ratios to summarize the effect of fund operations and any distributions to a shareholder of each share class.

YEARS ENDED 4/30

CLASS A                                                 2003              2002            2001            2000            1999

Net asset value, beginning of period                  $12.27            $12.34          $12.02          $13.08          $13.57
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income                                $0.70             $0.76           $0.85           $0.87           $0.88
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                      0.82              0.01            0.34           (1.07)          (0.46)
-------------------------------------------------     ------            ------          ------          ------          ------
Total from investment operations                       $1.52             $0.77           $1.19          $(0.20)          $0.42
-------------------------------------------------     ------            ------          ------          ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                          $(0.76)           $(0.76)         $(0.87)         $(0.86)         $(0.87)
------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                           --                --              --              --           (0.03)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                      --             (0.08)             --              --              --
------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                            --                --              --              --           (0.01)
-------------------------------------------------     ------            ------          ------          ------          ------
Total distributions declared to shareholders          $(0.76)           $(0.84)         $(0.87)         $(0.86)         $(0.91)
-------------------------------------------------     ------            ------          ------          ------          ------
Net asset value, end of period                        $13.03            $12.27          $12.34          $12.02          $13.08
-------------------------------------------------     ------            ------          ------          ------          ------
Total return (%)(+)                                    12.84              6.39           10.22           (1.51)           3.22
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA

Expenses##                                              0.92              0.94            0.93            0.92            0.96
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                             5.59              6.09            7.01            6.97            6.61
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                       112               206             289             290             343
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                     $1,116,853          $975,849        $853,273        $738,936        $866,388
------------------------------------------------------------------------------------------------------------------------------

   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended April 30, 2002 was to decrease net investment income per share by $0.01, increase net realized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.12%. Per share, ratios, and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.




See notes to financial statements.

Financial Highlights - continued

YEARS ENDED 4/30

CLASS B                                                 2003              2002            2001            2000            1999

Net asset value, beginning of period                  $12.23            $12.30          $11.98          $13.04          $13.52
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income                                $0.61             $0.67           $0.76           $0.78           $0.78
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                      0.82              0.01            0.34           (1.07)          (0.45)
-------------------------------------------------     ------            ------          ------          ------          ------
Total from investment operations                       $1.43             $0.68           $1.10          $(0.29)          $0.33
-------------------------------------------------     ------            ------          ------          ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                          $(0.67)           $(0.68)         $(0.78)         $(0.77)         $(0.77)
------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                           --                --              --              --           (0.03)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                      --             (0.07)             --              --              --
------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                            --                --              --              --           (0.01)
-------------------------------------------------     ------            ------          ------          ------          ------
Total distributions declared to shareholders          $(0.67)           $(0.75)         $(0.78)         $(0.77)         $(0.81)
-------------------------------------------------     ------            ------          ------          ------          ------
Net asset value, end of period                        $12.99            $12.23          $12.30          $11.98          $13.04
-------------------------------------------------     ------            ------          ------          ------          ------
Total return (%)                                       12.09              5.62            9.49           (2.21)           2.54
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA

Expenses##                                              1.62              1.64            1.63            1.62            1.66
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                             4.89              5.40            6.31            6.27            5.92
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                       112               206             289             290             343
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                       $474,882          $401,988        $335,629        $278,030        $299,523
------------------------------------------------------------------------------------------------------------------------------

     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended April 30, 2002 was to decrease net investment income per share by $0.01, increase net realized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.12%. Per share, ratios, and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.



See notes to financial statements.

Financial Highlights - continued

YEARS ENDED 4/30

CLASS C                                                 2003              2002            2001            2000            1999

Net asset value, beginning of period                  $12.22            $12.29          $11.97          $13.03          $13.52
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income                                $0.61             $0.67           $0.76           $0.78           $0.78
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                      0.81              0.01            0.34           (1.07)          (0.46)
-------------------------------------------------     ------            ------          ------          ------          ------
Total from investment operations                       $1.42             $0.68           $1.10          $(0.29)          $0.32
-------------------------------------------------     ------            ------          ------          ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                          $(0.67)           $(0.68)         $(0.78)         $(0.77)         $(0.77)
------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                           --                --              --              --           (0.03)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                      --             (0.07)             --              --              --
------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                            --                --              --              --           (0.01)
-------------------------------------------------     ------            ------          ------          ------          ------
Total distributions declared to shareholders          $(0.67)           $(0.75)         $(0.78)         $(0.77)         $(0.81)
-------------------------------------------------     ------            ------          ------          ------          ------
Net asset value, end of period                        $12.97            $12.22          $12.29          $11.97          $13.03
-------------------------------------------------     ------            ------          ------          ------          ------
Total return (%)                                       12.02              5.71            9.42           (2.21)           2.48
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA

Expenses##                                              1.62              1.64            1.63            1.62            1.66
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                             4.91              5.40            6.31            6.27            5.92
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                       112               206             289             290             343
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                       $108,718          $107,212        $100,334         $77,687         $88,173
------------------------------------------------------------------------------------------------------------------------------

     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended April 30, 2002 was to decrease net investment income per share by $0.01, increase net realized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.12%. Per share, ratios, and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.




See notes to financial statements.

Financial Highlights - continued

YEARS ENDED 4/30

CLASS I                                                2003              2002            2001            2000            1999

Net asset value, beginning of period                  $12.27            $12.35          $12.03          $13.09          $13.58
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income                                $0.67             $0.79           $0.90           $0.91           $0.92
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                      0.89              0.01            0.32           (1.08)          (0.45)
-------------------------------------------------     ------            ------          ------          ------          ------
Total from investment operations                       $1.56             $0.80           $1.22          $(0.17)          $0.47
-------------------------------------------------     ------            ------          ------          ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                          $(0.80)           $(0.80)         $(0.90)         $(0.89)         $(0.92)
------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                           --                --              --              --           (0.03)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                      --             (0.08)             --              --              --
------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                            --                --              --              --           (0.01)
-------------------------------------------------     ------            ------          ------          ------          ------
Total distributions declared to shareholders          $(0.80)           $(0.88)         $(0.90)         $(0.89)         $(0.96)
-------------------------------------------------     ------            ------          ------          ------          ------
Net asset value, end of period                        $13.03            $12.27          $12.35          $12.03          $13.09
-------------------------------------------------     ------            ------          ------          ------          ------
Total return (%)                                       13.17              6.64           10.55           (1.21)           3.56
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA

Expenses##                                              0.62              0.64            0.63            0.62            0.65
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                             5.73              6.39            7.30            7.26            6.90
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                       112               206             289             290             343
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                        $53,249           $17,071         $14,459          $6,873          $9,256
------------------------------------------------------------------------------------------------------------------------------

     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended April 30, 2002 was to decrease net investment income per share by $0.01, increase net realized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.12%. Per share, ratios, and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.




See notes to financial statements.

                                                                 PERIOD ENDED
CLASS R                                                              4/30/03*

Net asset value, beginning of period                                   $12.65
-----------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#
  Net investment income                                                 $0.11
-----------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                       0.51+++
-----------------------------------------------------------------------------
Total from investment operations                                        $0.62
-----------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  From net investment income                                           $(0.24)
-----------------------------------------------------------------------------
Net asset value, end of period                                         $13.03
-----------------------------------------------------------------------------
Total return (%)                                                         4.77++
-----------------------------------------------------------------------------

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA

Expenses##                                                               1.12+
-----------------------------------------------------------------------------
Net investment income                                                    2.95+
-----------------------------------------------------------------------------
Portfolio turnover                                                        112
-----------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                $872
-----------------------------------------------------------------------------

  * For the period from the inception of Class R shares, December 31, 2002, through April 30, 2003.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangement.
  + Annualized.
 ++ Not annualized.
+++ The per share amount is not in accordance with net realized and unrealized gain/loss for the period because of the timing of sales of the fund shares and the amount of per share realized and unrealized gains and losses at such time.




See notes to financial statements.

                                                                 PERIOD ENDED
CLASS 529A                                                           4/30/03*

Net asset value, beginning of period                                   $12.14
-----------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#
  Net investment income                                                 $0.39
-----------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                       1.05+++
-----------------------------------------------------------------------------
Total from investment operations                                        $1.44
-----------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  From net investment income                                           $(0.54)
-----------------------------------------------------------------------------
Net asset value, end of period                                         $13.04
-----------------------------------------------------------------------------
Total return (%)(+)                                                     12.94++
-----------------------------------------------------------------------------

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA

Expenses##                                                               1.22+
-----------------------------------------------------------------------------
Net investment income                                                    4.68+
-----------------------------------------------------------------------------
Portfolio turnover                                                        112
-----------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                $140
-----------------------------------------------------------------------------

  * For the period from the inception of Class 529A shares, July 31, 2002, through April 30, 2003.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangement.
(+) Total returns for Class 529A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower. + Annualized.
 ++ Not annualized.
+++ The per share amount is not in accordance with net realized and unrealized gain/loss for the period because of the timing of sales of the fund shares and the amount of per share realized and unrealized gains and losses at such time.




See notes to financial statements.

                                                                 PERIOD ENDED
CLASS 529B                                                           4/30/03*

Net asset value, beginning of period                                   $12.10
-----------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#
  Net investment income                                                 $0.39
-----------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                       0.97+++
-----------------------------------------------------------------------------
Total from investment operations                                        $1.36
-----------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  From net investment income                                           $(0.48)
-----------------------------------------------------------------------------
Net asset value, end of period                                         $12.98
-----------------------------------------------------------------------------
Total return (%)                                                        12.26++
-----------------------------------------------------------------------------

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA

Expenses##                                                               1.87+
-----------------------------------------------------------------------------
Net investment income                                                    4.30+
-----------------------------------------------------------------------------
Portfolio turnover                                                        112
-----------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                 $81
-----------------------------------------------------------------------------

  * For the period from the inception of Class 529B shares, July 31, 2002, through April 30, 2003.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangement.
  + Annualized.
 ++ Not annualized.
+++ The per share amount is not in accordance with net realized and unrealized gain/loss for the period because of the timing of sales of the fund shares and the amount of per share realized and unrealized gains and losses at such time.




See notes to financial statements.

                                                                 PERIOD ENDED
CLASS 529C                                                           4/30/03*

Net asset value, beginning of period                                   $12.09
-----------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#
  Net investment income                                                 $0.36
-----------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                       1.00+++
-----------------------------------------------------------------------------
Total from investment operations                                        $1.36
-----------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  From net investment income                                           $(0.48)
-----------------------------------------------------------------------------
Net asset value, end of period                                         $12.97
-----------------------------------------------------------------------------
Total return (%)                                                        12.27++
-----------------------------------------------------------------------------

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA

Expenses##                                                               1.87+
-----------------------------------------------------------------------------
Net investment income                                                    4.26+
-----------------------------------------------------------------------------
Portfolio turnover                                                        112
-----------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                $100
-----------------------------------------------------------------------------

  * For the period from the inception of Class 529C shares, July 31, 2002, through April 30, 2003.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangement.
  + Annualized.
 ++ Not annualized.
+++ The per share amount is not in accordance with net realized and unrealized gain/loss for the period because of the timing of sales of the fund shares and the amount of per share realized and unrealized gains and losses at such time.




See notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION
MFS Bond Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open- end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES
GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the fund's portfolio are valued at an evaluated bid price on the basis of quotes from brokers and dealers or on the basis of valuations furnished by a pricing service. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees. All other securities (other than short-term obligations) and futures contracts in the fund's portfolio for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities and futures contracts are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices. Short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

FUTURES CONTRACTS - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. The fund may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 1.0%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended April 30, 2003 and April 30, 2002 was as follows:

                                                    4/30/03            4/30/02
Distributions declared from:
--------------------------------------------------------------------------------
  Ordinary income                               $95,313,401        $94,935,962
--------------------------------------------------------------------------------

During the year ended April 30, 2003, accumulated distributions in excess of net investment income decreased by $6,887,629, accumulated undistributed net realized loss on investments and foreign currency transactions increased by $6,882,074, and paid-in capital decreased by $5,555 due to differences between book and tax accounting for mortgage-backed securities, currency transactions and amortization and accretion on debt securities. This change had no effect on the net assets or net asset value per share.

As of April 30, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

    Undistributed ordinary income                                $238,936
    ---------------------------------------------------------------------
    Undistributed long-term capital gain                               --
    ---------------------------------------------------------------------
    Capital loss carryforward                                 (99,051,725)
    ---------------------------------------------------------------------
    Unrealized appreciation                                    96,904,363
    ---------------------------------------------------------------------
    Other temporary differences                               (10,555,806)
    ---------------------------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on April 30, 2011.

    EXPIRATION DATE
    April 30, 2007                                           $(12,839,198)
    ---------------------------------------------------------------------
    April 30, 2008                                            (41,302,001)
    ---------------------------------------------------------------------
    April 30, 2009                                            (14,236,036)
    ---------------------------------------------------------------------
    April 30, 2010                                             (4,472,574)
    ---------------------------------------------------------------------
    April 30, 2011                                            (26,201,916)
    ---------------------------------------------------------------------
    Total                                                    $(99,051,725)
    ---------------------------------------------------------------------

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

    First $1.1 billion of average net assets                        0.39%
    ---------------------------------------------------------------------
    In excess of $1.1 billion                                       0.38%
    ---------------------------------------------------------------------

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund. Included in Trustees' compensation is a net increase of $5,926 as a result of the change in the fund's pension liability under this plan and a pension expense of $12,134 for inactive trustees for the year ended April 30, 2003. Also included in Trustees' compensation is a one-time settlement expense of $917 and a one-time transition expense of $5,389.

ADMINISTRATOR - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

    First $2 billion                                              0.0175%
    ---------------------------------------------------------------------
    First $2.5 billion                                            0.0130%
    ---------------------------------------------------------------------
    Next $2.5 billion                                             0.0005%
    ---------------------------------------------------------------------
    In excess of $7 billion                                       0.0000%
    ---------------------------------------------------------------------

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $192,709 and $1,051 the year ended April 30, 2003, as its portion of the sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class R, Class 529A, Class 529B and Class 529C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                       CLASS A      CLASS B      CLASS C      CLASS R     CLASS 529A     CLASS 529B     CLASS 529C

Distribution Fee                         0.10%        0.75%        0.75%        0.25%          0.25%          0.75%          0.75%
------------------------------------------------------------------------------------------------------------------------------------
Service Fee                              0.25%        0.25%        0.25%        0.25%          0.25%          0.25%          0.25%
------------------------------------------------------------------------------------------------------------------------------------
Total Distribution Plan                  0.35%        1.00%        1.00%        0.50%          0.50%          1.00%          1.00%
------------------------------------------------------------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended April 30, 2003, amounted to:

                                       CLASS A      CLASS B      CLASS C      CLASS R     CLASS 529A     CLASS 529B     CLASS 529C

Service Fee Retained
by MFD                                $100,306       $2,940       $1,368           $0             --             --             --
------------------------------------------------------------------------------------------------------------------------------------

Fees incurred under the distribution plan during the year ended April 30, 2003, were as follows:

                                       CLASS A      CLASS B      CLASS C      CLASS R     CLASS 529A     CLASS 529B     CLASS 529C

Total Distribution Plan                  0.30%        1.00%        1.00%        0.50%          0.35%          1.00%          1.00%
------------------------------------------------------------------------------------------------------------------------------------

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for class A shares, 12 months following the purchase, and, for class C and 529C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class 529B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended April 30, 2003, were as follows:

                                                 CLASS A         CLASS B         CLASS C        CLASS 529B        CLASS 529C

Contingent Deferred Sales Charges
Imposed                                         $87,277       $1,122,156         $48,736                --                --
------------------------------------------------------------------------------------------------------------------------------

The fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD or a third party which contracts with MFD provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes attributable to such programs. The fee may only be increased with the approval of the board of trustees that oversees the fund. The services provided by MFD or a third party with which MFD contracts include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

SHAREHOLDER SERVICING AGENT - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.11%. Prior to April 1, 2003, the fee was 0.10% of the fund's average daily net assets.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES             SALES

U.S. government securities                       $853,026,063      $894,179,091
-------------------------------------------------------------------------------
Investments (non-U.S. government securities)   $1,067,500,323      $894,059,088
-------------------------------------------------------------------------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

    Aggregate cost                                           $1,667,244,986
    -----------------------------------------------------------------------
    Gross unrealized appreciation                               108,459,534
    -----------------------------------------------------------------------
    Gross unrealized depreciation                               (11,568,330)
    -----------------------------------------------------------------------
    Net unrealized appreciation                                 $96,891,204
    -----------------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                Year ended 4/30/03                 Year ended 4/30/02
                                            SHARES            AMOUNT            SHARES            AMOUNT

CLASS A SHARES

Shares sold                                 53,583,571       $666,471,550       53,799,715      $668,549,616
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                4,239,071         52,704,901        3,853,511        47,897,625
------------------------------------------------------------------------------------------------------------
Shares reacquired                          (51,653,643)      (643,384,521)     (47,253,864)     (586,198,495)
------------------------------------------------------------------------------------------------------------
Net increase                                 6,168,999        $75,791,930       10,399,362      $130,248,746
------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Shares sold                                 15,036,570       $186,594,982       15,145,430      $187,958,052
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                1,446,005         17,923,585        1,261,742        15,638,156
------------------------------------------------------------------------------------------------------------
Shares reacquired                          (12,788,436)      (158,630,861)     (10,828,117)     (133,955,494)
------------------------------------------------------------------------------------------------------------
Net increase                                 3,694,139        $45,887,706        5,579,055       $69,640,714
------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Shares sold                                  3,181,711        $39,389,428        3,666,296       $45,445,727
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                  318,590          3,942,493          304,188         3,766,241
------------------------------------------------------------------------------------------------------------
Shares reacquired                           (3,896,016)       (48,242,113)      (3,361,380)      (41,545,105)
------------------------------------------------------------------------------------------------------------
Net increase (decrease)                       (395,715)       $(4,910,192)         609,104        $7,666,863
------------------------------------------------------------------------------------------------------------

CLASS I SHARES
Shares sold                                  3,850,486        $48,720,670          439,676        $5,480,418
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                  122,598          1,535,631           77,622           965,383
------------------------------------------------------------------------------------------------------------
Shares reacquired                           (1,278,326)       (16,051,738)        (297,315)       (3,694,312)
------------------------------------------------------------------------------------------------------------
Net increase                                 2,694,758        $34,204,563          219,983        $2,751,489
------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Shares sold                                     98,132         $1,255,845
-------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                       30                383
-------------------------------------------------------------------------
Shares reacquired                              (31,254)          (399,742)
-------------------------------------------------------------------------
Net increase                                    66,908           $856,486
-------------------------------------------------------------------------

CLASS 529A SHARES
Shares sold                                     10,839           $137,466
-------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                       83              1,059
-------------------------------------------------------------------------
Shares reacquired                                 (171)            (2,141)
-------------------------------------------------------------------------
Net increase                                    10,751           $136,384
-------------------------------------------------------------------------

CLASS 529B SHARES
Shares sold                                      6,161            $76,789
-------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                       87              1,100
-------------------------------------------------------------------------
Shares reacquired                                  (26)              (328)
-------------------------------------------------------------------------
Net increase                                     6,222            $77,561
-------------------------------------------------------------------------

CLASS 529C SHARES
Shares sold                                      7,603            $94,769
-------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                       90              1,136
-------------------------------------------------------------------------
Shares reacquired                                  (17)              (215)
-------------------------------------------------------------------------
Net increase                                     7,676            $95,690
-------------------------------------------------------------------------

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended April 30, 2003, was $11,817. The fund had no borrowings during the year.

(7) FINANCIAL INSTRUMENTS

The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contract, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. There were no outstanding financial instruments with off-balance-sheet risk at the end of the period.

(8) CHANGE IN ACCOUNTING PRINCIPLE

As required, effective May 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. Prior to May 1, 2001, the fund did not amortize premium nor accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $640,023 reduction in cost of securities and a corresponding $640,023 increase in net unrealized depreciation, based on securities held by the fund on April 30, 2002.

The effect of this change for the year ended April 30, 2002 was to decrease net investment income by $1,683,861, decrease net unrealized appreciation by $1,935,305 and increase realized gains by $251,444. The Statement of Changes in Net Assets and Financial Highlights for prior periods has not been restated to reflect this change in presentation.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Trustees of MFS Series Trust IX and Shareholders of MFS Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Bond Fund (a portfolio of MFS Series Trust IX (the "Trust") as of April 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Bond Fund as of April 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 11, 2003

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

The following tables present certain information regarding the Trustees and officers of MFS Series Trust IX, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

Name, age, position with the Trust, principal occupation, and other directorships(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES* (born 06/02/55)        ABBY M. O'NEILL (born 04/27/28)
Chairman                                  Trustee
Massachusetts Financial Services          Private investor; Rockefeller
Company,                                  Financial Services, Inc. (investment
Chairman                                  advisers), Chairman and
                                          Chief Executive Officer
JOHN W. BALLEN* (born 09/12/59)
Trustee and President                     LAWRENCE T. PERERA (born 06/23/35)
Massachusetts Financial Services          Trustee
Company,                                  Hemenway & Barnes (attorneys),
Chief Executive Officer and Director      Partner

KEVIN R. PARKE* (born 12/14/59)           WILLIAM J. POORVU (born 04/10/35)
Trustee                                   Trustee
Massachusetts Financial Services          Private investor; Harvard University
Company,                                  Graduate School of Business
President, Chief Investment Officer, and  Administration, Class of 1961
Director                                  Adjunct Professor in
                                          Entrepreneurship Emeritus;
INDEPENDENT TRUSTEES                      CBL & Associates Properties, Inc.
                                          (real estate investment trust),
LAWRENCE H. COHN, M.D. (born 03/11/37)    Director
Trustee
Brigham and Women's Hospital, Chief of    J. DALE SHERRATT (born 09/23/38)
Cardiac Surgery; Harvard Medical School,  Trustee
Professor of Surgery                      Insight Resources, Inc. (acquisition
                                          planning specialists), President;
WILLIAM R. GUTOW (born 09/27/41)          Wellfleet Investments (investor in
Trustee                                   health care companies), Managing
Private investor and real estate          General Partner (since 1993);
consultant;                               Cambridge Nutraceuticals
Capitol Entertainment Management Company  (professional nutritional products),
(video franchise), Vice Chairman          Chief Executive Officer (until May
                                          2001)
J. ATWOOD IVES (born 05/01/36)
Trustee                                   ELAINE R. SMITH (born 04/25/46)
Private investor; KeySpan Corporation     Trustee
(energy related services), Director;      Independent health care industry
Eastern Enterprises (diversified          consultant
services company), Chairman, Trustee and
Chief Executive Officer (until November   WARD SMITH (born 09/13/30)
2000)                                     Trustee
                                          Private investor


(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
* "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS

JEFFREY L. SHAMES (born 06/02/55)         ROBERT R. FLAHERTY (born 09/18/63)
Chairman                                  Assistant Treasurer
Massachusetts Financial Services          Massachusetts Financial Services
Company, Chairman                         Company, Vice President (since
                                          August 2000); UAM Fund Services,
JOHN W. BALLEN (born 09/12/59)            Senior Vice President (prior to
Trustee and President                     August 2000)
Massachusetts Financial Services
Company, Chief Executive Officer and      RICHARD M. HISEY (born 08/29/58)
Director                                  Treasurer
                                          Massachusetts Financial Services
JAMES R. BORDEWICK, JR. (born 03/06/59)   Company, Senior Vice President
Assistant Secretary and Assistant Clerk   (since July 2002); The Bank of New
Massachusetts Financial Services          York, Senior Vice President
Company, Senior Vice President and        (September 2000 to July 2002);
Associate General Counsel                 Lexington Global Asset Managers,
                                          Inc., Executive Vice President and
STEPHEN E. CAVAN (born 11/06/53)          Chief Financial Officer, General
Secretary and Clerk                       Manager, Mutual Funds (prior to
Massachusetts Financial Services          September 2000)
Company, Senior Vice President, General
Counsel and Secretary                     ELLEN MOYNIHAN (born 11/13/57)
                                          Assistant Treasurer
STEPHANIE A. DESISTO (born 10/01/53)      Massachusetts Financial Services
Assistant Treasurer                       Company,
Massachusetts Financial Services          Vice President
Company, Vice President (since April
2003); Brown Brothers Harriman & Co.,     JAMES O. YOST (born 06/12/60)
Senior Vice President                     Assistant Treasurer
(November 2002 to April 2003); ING Groep  Massachusetts Financial Services
N.V./Aeltus Investment Management,        Company, Senior Vice President
Senior Vice President (prior to November
2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith, have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Sherratt and Smith, and Ms. O'Neill, were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling
1-800-225-2606.
--------------------------------------------------------------------------------

INVESTMENT ADVISER                        CUSTODIAN
Massachusetts Financial Services Company  State Street Bank and Trust Company
500 Boylston Street, Boston, MA           225 Franklin Street, Boston, MA
02116-3741                                02110

DISTRIBUTOR                               AUDITORS
MFS Fund Distributors, Inc.               Deloitte & Touche LLP
500 Boylston Street, Boston, MA           200 Berkeley Street
02116-3741                                Boston, MA 02116

PORTFOLIO MANAGER
William J. Adams+




+MFS Investment Management

------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

You can obtain a prospectus for any MFS product from your investment professional. The prospectus contains complete information on the fees and risks associated with investing. Read the prospectus carefully before investing or sending money.

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
--------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o    data from investment applications and other forms

o    share balances and transactional history with us, our affiliates, or others

o    facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (UNAUDITED)

In January 2004, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2003.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONTACT INFORMATION
--------------------------------------------------------------------------------

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 2281
                Boston, MA 02107-9906

Type of Information          Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information          1-800-225-2606         8 a.m. to 8 p.m., any
                                                    business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired  1-800-637-6576         9 a.m. to 5 p.m., any
                                                    business day
--------------------------------------------------------------------------------
Shares prices, account       1-800-MFS-TALK
balances                     (1-800-637-8255)
exchanges or stock and       touch-tone required    24 hours a day, 365 days a
bond outlooks                                       year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to WWW.MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to www.mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available to you.

[Logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741



(C)2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116.

                                                              MFB-ANN-6/03  94M

[MFS LOGO]
INVESTMENT MANAGEMENT

                                      MFS(R) EMERGING
                                      OPPORTUNITIES FUND

                                      MFS(R) LARGE CAP VALUE FUND



--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
       NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) EMERGING OPPORTUNITIES FUND                   MFS(R) LARGE CAP VALUE FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust IX, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years" duration, although the titles may not have been the same throughout.

      NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER
                                DIRECTORSHIPS(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES* (born 06/02/55) Chairman         LAWRENCE T. PERERA (born 06/23/35)
Massachusetts Financial Services Company, Chairman  Trustee
                                                    Hemenway & Barnes (attorneys), Partner

JOHN W. BALLEN* (born 09/12/59) Trustee and
President                                           WILLIAM J. POORVU (born 04/10/35)
Massachusetts Financial Services Company, Chief     Trustee
Executive Officer and Director                      Private investor; Harvard University
                                                    Graduate School of Business
                                                    Administration, Class of 1961 Adjunct
KEVIN R. PARKE* (born 12/14/59) Trustee             Professor in Entrepreneurship Emeritus;
Massachusetts Financial Services Company, Chief     CBL & Associates Properties, Inc. (real
Investment Officer, President and Director          estate investment trust), Director

INDEPENDENT TRUSTEES
                                                    J. DALE SHERRATT (born 09/23/38) Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee      Insight Resources, Inc. (acquisition
Brigham and Women's Hospital, Chief of Cardiac      planning specialists), President;
Surgery; Harvard Medical School, Professor of       Wellfleet Investments (investor in
Surgery                                             health care companies), Managing General
                                                    Partner (since 1993); Cambridge
                                                    Nutraceuticals (professional nutritional
WILLIAM R. GUTOW (born 09/27/41) Trustee            products), Chief Executive Officer
Private investor and real estate consultant;        (until May 2001)
Capitol Entertainment Management Company (video
franchise), Vice Chairman
                                                    ELAINE R. SMITH (born 04/25/46) Trustee
                                                    Independent health care industry
J. ATWOOD IVES (born 05/01/36) Trustee              consultant
Private investor; KeySpan Corporation (energy
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee   WARD SMITH (born 09/13/30) Trustee
and Chief Executive Officer (until November 2000)   Private investor

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Chairman
Massachusetts Financial Services Company, Chairman  ROBERT R. FLAHERTY (born 09/18/63)
                                                    Assistant Treasurer
                                                    Massachusetts Financial Services
JOHN W. BALLEN (born 9/12/59) Trustee and           Company, Vice President (since August
President                                           2000); UAM Fund Services, Senior Vice
Massachusetts Financial Services Company, Chief     President (prior to August 2000)
Executive Officer and Director
                                                    RICHARD M. HISEY (born 08/29/58)
                                                    Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant   Massachusetts Financial Services
Secretary and Assistant Clerk                       Company, Senior Vice President (since
Massachusetts Financial Services Company, Senior    July 2002); The Bank of New York, Senior
Vice President and Associate General Counsel        Vice President (September 2000 to July
                                                    2002); Lexington Global Asset Managers,
                                                    Inc., Executive Vice President and Chief
STEPHEN E. CAVAN (born 11/06/53) Secretary and      Financial Officer, General Manager,
Clerk                                               Mutual Funds (prior to September 2000)
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary       ELLEN MOYNIHAN (born 11/13/57) Assistant
                                                    Treasurer
                                                    Massachusetts Financial Services
STEPHANIE A. DESISTO (born 10/01/53) Assistant      Company, Vice President
Treasurer
Massachusetts Financial Services Company, Vice      JAMES O. YOST (born 06/12/60) Assistant
President (since                                    Treasurer
April 2003); Brown Brothers Harriman & Co., Senior  Massachusetts Financial Services
Vice President (November 2002 to April 2003); ING   Company, Senior
Groep N.V./Aeltus Investment Management, Senior     Vice President
Vice President (prior to November 2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith, have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Sherratt and Smith, and Ms. O'Neill, were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling
1-800-225-2606.



(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
* "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER
                                                    CUSTODIAN
Massachusetts Financial Services Company
500 Boylston Street                                 State Street Bank and Trust Company
Boston, MA 02116-3741                               225 Franklin Street, Boston, MA 02110

DISTRIBUTOR                                         AUDITORS

MFS Fund Distributors, Inc.                         Ernst & Young LLP
500 Boylston Street                                 200 Clarendon St., Boston, MA 02116
Boston, MA 02116-3741

PORTFOLIO MANAGERS

David M. Calabro+
Eric Fischman+


+ MFS Investment Management

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

     o    information we receive from you on applications or other forms

     o information about your transactions with us, our affiliates, or others, and

     o    information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS" privacy policy, please call 1-800-255-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------

MANAGEMENT REVIEW

MFS(R) Emerging Opportunities Fund

Dear Shareholders,

For the 12 months ended April 30, 2003, Class A shares of the fund provided a total return of -15.42% and Class I shares returned -15.08%. These returns include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charge and compare to a return of -16.67% for the fund's benchmark, the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. The average mid-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -19.73%.

The portfolio represents what we believe to be the best selections for capital growth across the entire spectrum of publicly traded small and mid-cap stocks. Our focus is on companies that we believe are at the forefront of innovation and are capitalizing on their competitive advantages. We also seek companies that we believe are undervalued relative to their prospective growth outlooks.

The fund benefited over the period from holdings in the retailing, utilities & communications, financial, and healthcare sectors, which helped the fund exceed the returns of its index and its peer group. The fund received boosts to its relative performance from holdings in the retailing sector such as Abercrombie & Fitch and Guitar Center Management; in the utilities & communications sector from holdings such as American Tower Corp. and Crown Castle International; in the financial services sector from holdings such as The Willis Group and TGF Financial; and in healthcare from holdings such as Pharmaceutical Products and Caremark Rx. Several of these securities, including Abercrombie and Fitch, Guitar Center Management, The Willis Group, TGF Financial, and Pharmaceutical Products, were not held in the portfolio at the end of the period.

The fund's overweighting in the technology sector was among the greatest detriments to the portfolio's overall performance. Holdings in this sector that inhibited performance included Zarlink Semiconductor Inc., Inforte Corp., and Networks Associates. Two of these securities, Zarlink Semiconductor and Inforte Corp., were no longer in the portfolio at the end of the period.

Respectfully,

/s/ Eric Fischman

Eric Fischman
Portfolio Manager

MFS(R) Large Cap Value Fund

Dear Shareholders,

For the 12 months ended April 30, 2003, Class A shares of the fund provided a total return of -11.28% and Class I shares -10.91%. These results, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -13.01% return for the fund's benchmark, the Russell 1000 Value Index (the Russell Index). The Russell Index measures the performance of large-cap U.S. value stocks. During the same period, the average large value fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -15.66%.

MARKET ENVIRONMENT

Investor sentiment, corporate earnings, worries of war, and economic news all drove market performance during this period which was characterized by long stretches of lackluster performance punctuated by short periods of dramatic advances. During the first part of 2003, for example, the uncertainty preceding the commencement of the Iraq War led to a downturn in the market, which lasted until a market turnaround began about March 11 -- when uncertainty was replaced by a general belief that war was imminent -- and continued through May 1, when President Bush declared the military conflict virtually over.

DETRACTORS FROM PERFORMANCE

Relative to the Russell Index, the fund's performance was hurt by an underweighted position and stock selection in financial services. Stock selection in retailing also hurt performance as overall softness in the economy finally reached consumers, who had been moving the economy forward virtually single-handedly for a long time.

PERFORMANCE POSITIVES

Much of the portfolio's positive performance over the period can be attributed to favorable stock selection in categories such as Industrial Goods and Services, Leisure, Utilities and Communications and being underweighted in several categories that failed to perform as expected, such as Autos, and Housing and Retailing. The fund was also helped by specific holdings such as global telecommunications company Vodafone Group PLC, which saw a post- WorldCom increase when investors realized that accounting irregularities were not as widespread as originally thought, and media giant Tribune Company, which profited from increased advertising revenue.

In our view, the environment may remain very difficult for many companies going forward. Persistently high unemployment continues while many companies are cautious about capital spending. In this environment, we intend to pursue a cautious approach to security selection, though we note that the universe of value stocks has expanded somewhat, as many formerly high-flying technology and health care growth stocks have valuations that may make them worthy of consideration.

/s/ David M. Calabro

David M. Calabro
Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed and current holdings may be different.

PERFORMANCE SUMMARY

Currently, each fund offers only Class A and Class I shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

The following information illustrates the historical performance of each fund's Class A shares in comparison to their benchmarks. Performance results reflect the maximum applicable sales charge and the percentage change in net asset value, including reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

MFS(R) EMERGING OPPORTUNITIES FUND(1)(2)(3)(4)(5)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, May 2, 2000, through April 30, 2003. Index information is from May 1, 2000.)

                        MFS Emerging
                       Opportunities                    Russell
                          Fund --      Russell 2500   MidCap Growth
                          Class A         Index          Index
            5/00          $9,425         $10,000        $10,000
            4/01           7,905           9,949         7,053
            4/02           8,422          10,483         5,994
            4/03           7,123           8,699         4,995

TOTAL RATES OF RETURN THROUGH APRIL 30, 2003

CLASS A
                                                    1 Year             Life*
------------------------------------------------------------------------------
Cumulative Total Return without Sales Charge       -15.42%           -24.42%
------------------------------------------------------------------------------
Average Annual Total Return without Sales Charge   -15.42%           - 8.93%
------------------------------------------------------------------------------
Average Annual Total Return with Sales Charge**    -20.28%           -10.71%
------------------------------------------------------------------------------

CLASS I
                                                    1 Year             Life*
------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge)          -15.08%           -24.20%
------------------------------------------------------------------------------
Average Annual Total Return (No Sales Charge)      -15.08%           - 8.84%
------------------------------------------------------------------------------

COMPARATIVE RETURNS(+)
                                                    1 Year             Life*
------------------------------------------------------------------------------
Average mid cap growth fund+                       -19.73%           -19.90%
------------------------------------------------------------------------------
Russell MidCap Growth Index#                       -16.67%           -20.66%
------------------------------------------------------------------------------
Russell 2500 Index#***                             -17.01%           - 4.54%
------------------------------------------------------------------------------

* For the period from the commencement of the fund's investment operations, May 2, 2000, through April 30, 2003. Index information is from May 1, 2000.

**   Takes into account the maximum sales charge of 5.75%.

(+)  Average annual rates of return.

+ Source: Lipper Inc., an independent firm that tracks mutual fund performance.

#    Source: Standard & Poor's Micropal, Inc.

*** Effective December 31, 2002, we no longer use the Russell 2500 Index as a benchmark because we believe the Russell MidCap Growth Index better reflects the fund's investment policies and objectives.

MFS(R) LARGE CAP VALUE FUND(1)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, May 4, 1999, through April 30, 2003. Index information is from May 1, 1999.)

                          MFS Large
                          Cap Value        Russell 1000
                       Fund -- Class A     Value Index
            5/99           $ 9,425          $10,000
            4/00            10,192            9,612
            4/01            11,864           10,230
            4/02            11,396            9,830
            4/03            10,110            8,551

TOTAL RATES OF RETURN THROUGH APRIL 30, 2003

CLASS A
                                                    1 Year     3 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return without Sales Charge       -11.28%      -0.80%   +7.27%
--------------------------------------------------------------------------------
Average Annual Total Return without Sales Charge   -11.28%      -0.27%   +1.77%
--------------------------------------------------------------------------------
Average Annual Total Return with Sales Charge**    -16.38%      -2.22%   +0.28%
--------------------------------------------------------------------------------

CLASS I
                                                    1 Year     3 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge)          -10.91%      +0.56%   +9.27%
--------------------------------------------------------------------------------
Average Annual Total Return (No Sales Charge)      -10.91%      +0.19%   +2.25%
--------------------------------------------------------------------------------

COMPARATIVE RETURNS(+)
                                                    1 Year     3 Years    Life*
--------------------------------------------------------------------------------
Average large cap value fund+                      -15.66%      -5.97%   -5.32%
--------------------------------------------------------------------------------
Russell 1000 Value Index#                          -13.01%      -3.82%   -3.84%
--------------------------------------------------------------------------------

* For the period from the commencement of the fund's investment operations, May 4, 1999, through April 30, 2003. Index information is from May 1, 1999.

**   Takes into account the maximum sales charge of 5.75%.

(+)  Average annual rates of return.

+ Source: Lipper Inc., an independent firm that tracks mutual fund performance.

#    Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and include the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

KEY RISK CONSIDERATIONS

(1) Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

(2) Investing in small companies is riskier than investing in more-established companies.

(3) The portfolio utilizes short sales as an investment technique and will suffer a loss if it sells a security short and the value of that security rises.

(4) Investing in mid-sized companies is riskier than investing in more-established companies.

(5) When concentrating on one issuer, the portfolio is sensitive to changes in the value of securities of these issuers.

These risks may increase share price volatility. Please see the prospectus for these and other risks.

PORTFOLIO OF INVESTMENTS -- April 30, 2003

MFS EMERGING OPPORTUNITIES FUND

Stocks - 78.0%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                      SHARES              VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 76.5%
  Aerospace & Defense - 0.5%
    Alliant Techsystems, Inc.*                                                  90        $     4,835
-------------------------------------------------------------------------------------------------------
  Biotechnology - 3.8%
    Abbott Laboratories, Inc.                                                  200        $     8,126
    Amgen, Inc.*                                                               200             12,262
    Molecular Devices Corp.*                                                   300              3,765
    Waters Corp.*                                                              500             12,005
                                                                                          -----------
                                                                                          $    36,158
-------------------------------------------------------------------------------------------------------
  Business Services - 3.1%
    BISYS Group, Inc.*+                                                        750        $    12,660
    Manpower, Inc.                                                             300              9,864
    Robert Half International, Inc.*                                           400              6,512
                                                                                          -----------
                                                                                          $    29,036
-------------------------------------------------------------------------------------------------------
  Computer Software - 0.4%
    THQ, Inc.*                                                                 300        $     4,239
-------------------------------------------------------------------------------------------------------
  Computer Software - Services - 2.0%
    BEA Systems, Inc.*+                                                        500        $     5,355
    VERITAS Software Corp.*                                                    600             13,206
                                                                                          -----------
                                                                                          $    18,561
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 1.6%
    Network Associates, Inc.*                                                  900        $    10,287
    Peoplesoft, Inc.*                                                          300              4,509
                                                                                          -----------
                                                                                          $    14,796
-------------------------------------------------------------------------------------------------------
  Consumer Products - 1.2%
    Energizer Holdings, Inc.*                                                  400        $    11,528
-------------------------------------------------------------------------------------------------------
  Containers - 1.3%
    Smurfit-Stone Container Corp.*+                                            870        $    12,241
-------------------------------------------------------------------------------------------------------
  Electronics - 5.5%
    Altera Corp.*                                                              400        $     6,324
    Analog Devices, Inc.*+                                                     400             13,248
    Brooks Automation, Inc.*                                                   800              6,776
    Cymer, Inc.*                                                               300              8,565
    Maxim Integrated Products, Inc.                                            100              3,929
    MKS Instruments, Inc.*                                                     300              4,188
    Novellus Systems, Inc.*                                                    300              8,412
                                                                                          -----------
                                                                                          $    51,442
-------------------------------------------------------------------------------------------------------
  Entertainment - 0.3%
    Acme Communications, Inc*                                                  500        $     3,475
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 3.3%
    Goldman Sachs Group, Inc.                                                  100        $     7,590
    Legg Mason, Inc.                                                           200             10,860
    Lehman Brothers Holdings, Inc.                                             200             12,594
                                                                                          -----------
                                                                                          $    31,044
-------------------------------------------------------------------------------------------------------
  Financial Services - 0.7%
    Investors Financial Services Corp.                                         300        $      6,543
-------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.4%
    Bowater, Inc.                                                              100        $     3,893
-------------------------------------------------------------------------------------------------------
  Healthcare - 2.9%
    Caremark Rx, Inc.*+                                                        640        $    12,742
    Weight Watchers International, Inc.*                                       300             14,094
                                                                                          -----------
                                                                                          $    26,836
-------------------------------------------------------------------------------------------------------
  Healthcare - Other - 0.3%
    American Healthways, Inc.*                                                 100        $     2,469
-------------------------------------------------------------------------------------------------------
  Industrial - 1.0%
    Rockwell Automation, Inc.                                                  400        $     9,120
-------------------------------------------------------------------------------------------------------
  Internet - 0.2%
    Priceline.com, Inc.*                                                     1,000        $     2,220
-------------------------------------------------------------------------------------------------------
  Manufacturing - 1.2%
    ITT Industries, Inc.                                                       200        $    11,660
-------------------------------------------------------------------------------------------------------
  Media - 2.4%
    LIN TV Corp., "A"*                                                         500        $    11,955
    Westwood One, Inc.*                                                        300             10,470
                                                                                          -----------
                                                                                          $    22,425
-------------------------------------------------------------------------------------------------------
  Medical & Health Products - 7.0%
    CryoLife, Inc.*                                                            700        $     5,320
    DENTSPLY International, Inc.                                               500             18,725
    Inspire Phamaceutical, Inc.*                                               400              5,840
    Mylan Laboratories, Inc.                                                   300              8,481
    Schering Plough Corp.                                                      600             10,860
    Thoratec Corp.*                                                          1,200             16,500
                                                                                          -----------
                                                                                          $    65,726
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 8.9%
    Apogent Technologies, Inc.*                                                300        $     5,154
    Cytyc Corp.*+                                                            1,000             13,200
    Genzyme Corp.*                                                             300             12,084
    Hologic, Inc.*+                                                          1,600             14,400
    Medimmune, Inc.*                                                           260              9,170
    Millipore Corp.*+                                                          500             17,075
    NPS Pharmaceuticals, Inc.*                                                 300              5,715
    West Pharmaceutical Services, Inc.                                         300              7,155
                                                                                          -----------
                                                                                          $    83,953
-------------------------------------------------------------------------------------------------------
  Oil Services - 4.7%
    Baker Hughes, Inc.                                                         200        $     5,600
    BJ Services Co.*                                                           200              7,302
    Cooper Cameron Corp.*                                                      200              9,572
    Grey Wolf, Inc.*                                                         1,000              4,050
    Lyondell Petrochemical Co.                                                 300              4,365
    Noble Corp.*                                                               200              6,190
    Smith International, Inc.*                                                 200              7,112
                                                                                          -----------
                                                                                          $    44,191
-------------------------------------------------------------------------------------------------------
  Oils - 0.4%
    Newfield Exploration Co.*                                                  100        $     3,439
-------------------------------------------------------------------------------------------------------
  Printing & Publishing - 3.9%
    E.W. Scripps Co., "A"                                                      150        $    11,888
    Meredith Corp.                                                             200              8,644
    Playboy Enterprises, Inc., "B"*                                            700              6,804
    Tribune Co.                                                                200              9,796
                                                                                          -----------
                                                                                          $    37,132
-------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 1.8%
    Hilton Hotels Corp.                                                        700        $     9,324
    Outback Steakhouse, Inc.                                                   220              7,863
                                                                                          -----------
                                                                                          $    17,187
-------------------------------------------------------------------------------------------------------
  Retail - 0.8%
    PETsMART, Inc.*                                                            470        $     7,111
-------------------------------------------------------------------------------------------------------
  Special Products & Services - 2.4%
    Carnival Corp.                                                             400        $    11,036
    Concorde Career Colleges, Inc.*                                            300              6,309
    Royal Caribbean Cruises Ltd.                                               300              5,571
                                                                                          -----------
                                                                                          $    22,916
-------------------------------------------------------------------------------------------------------
  Telecommunications - 2.4%
    Crown Castle International Corp.*                                        1,600        $    10,192
    EchoStar Communications Corp., "A"*                                        400             11,984
                                                                                          -----------
                                                                                          $    22,176
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 6.7%
    American Tower Corp., "A"*                                               3,100        $    20,584
    Spectrasite, Inc.*                                                         800             28,400
    Symbol Technologies, Inc.                                                1,300             14,209
                                                                                          -----------
                                                                                          $    63,193
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 2.5%
    Advanced Fibre Communications, Inc.*+                                      530        $     8,109
    USA Interactive, Inc.*                                                     500             14,975
                                                                                          -----------
                                                                                          $    23,084
-------------------------------------------------------------------------------------------------------
  Transportation - 2.9%
    Expeditors International of Washington, Inc.                               200        $     7,272
    Heartland Express, Inc.*                                                   200              4,600
    Swift Transportation, Inc.*                                                330              5,979
    Werner Enterprises, Inc.                                                   400              9,036
                                                                                          -----------
                                                                                          $    26,887
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $   719,516
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 1.5%
  Mexico - 0.6%
    Grupo Radio Centro S.A. de C.V., ADR (Advertising &
      Broadcasting)*                                                         1,500        $     5,535
-------------------------------------------------------------------------------------------------------
  Netherlands - 0.9%
    ASM Lithography Holding N.V. (Electronics)*                              1,000        $     8,810
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $    14,345
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $668,962)                                                  $   733,861
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 16.8%
-------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL AMOUNT
ISSUER                                                               (000 OMITTED)              VALUE
-------------------------------------------------------------------------------------------------------
    Cargill, Inc., due 5/01/03                                            $     10        $    10,000
    Citigroup, Inc., due 5/01/03                                                37             37,000
    Edison Asset Securitization LLC, due 5/01/03                                37             37,000
    General Electric Co., due 5/01/03                                           37             37,000
    New Center Asset Trust, due 5/01/03                                         37             37,000
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $   158,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $826,962)                                             $   891,861
-------------------------------------------------------------------------------------------------------
Securities Sold Short - (3.7)%
-------------------------------------------------------------------------------------------------------
                                                                            SHARES
-------------------------------------------------------------------------------------------------------
U.S. Stocks - (3.7)%
  Automotive - (0.6)%
    Cummins, Inc.                                                             (200)       $    (5,422)
-------------------------------------------------------------------------------------------------------
  Biotechnology - (0.4)%
    Cephalon, Inc.*                                                           (100)       $    (4,084)
-------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - (0.7)%
    Drexler Technology Corp.*                                                 (400)       $    (6,376)
-------------------------------------------------------------------------------------------------------
  Furniture & Home Appliances - (1.2)%
    Whirlpool Corp.                                                           (215)       $   (11,500)
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - (0.3)%
    Oxford Health Plans, Inc.*                                                (100)       $    (2,927)
-------------------------------------------------------------------------------------------------------
  Retail - (0.5)%
    Kenneth Cole Productions, Inc., "A"*                                      (200)       $    (4,610)
-------------------------------------------------------------------------------------------------------
Total Securities Sold Short (Proceeds Received, $(33,122))                                $   (34,919)
-------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 8.9%                                                          83,840
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $   940,782
-------------------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- April 30, 2003

MFS LARGE CAP VALUE FUND

Stocks - 90.2%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                      SHARES              VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 83.8%
  Aerospace - 0.2%
    Honeywell International, Inc.                                               25        $       590
    United Technologies Corp.                                                    8                495
                                                                                          -----------
                                                                                          $     1,085
-------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 7.8%
    Bank of America Corp.                                                      135        $     9,997
    Bank One Corp.                                                              95              3,425
    FleetBoston Financial Corp.                                                210              5,569
    SouthTrust Corp.                                                           170              4,566
    SunTrust Banks, Inc.                                                       134              7,668
    U.S. Bancorp                                                                23                509
    Wachovia Corp.                                                             139              5,311
                                                                                          -----------
                                                                                          $    37,045
-------------------------------------------------------------------------------------------------------
  Business Machines - 1.5%
    Hewlett-Packard Co.                                                        150        $     2,445
    International Business Machines Corp.                                       52              4,415
                                                                                          -----------
                                                                                          $     6,860
-------------------------------------------------------------------------------------------------------
  Business Services - 0.3%
    Automatic Data Processing, Inc.                                             40        $     1,345
-------------------------------------------------------------------------------------------------------
  Cellular Phones - 0.4%
    Telephone & Data Systems, Inc.                                              46        $     1,982
-------------------------------------------------------------------------------------------------------
  Chemicals - 2.1%
    Air Products & Chemicals, Inc.                                              28        $     1,206
    Dow Chemical Co.                                                           147              4,798
    E.I. DuPont de Nemours & Co.                                                28              1,191
    PPG Industries, Inc.                                                        60              2,911
                                                                                          -----------
                                                                                          $    10,106
-------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.4%
    Intel Corp.                                                                100        $     1,840
-------------------------------------------------------------------------------------------------------
  Computer Software - 1.1%
    Microsoft Corp.                                                            168        $     4,296
    Oracle Corp.*                                                               80                950
                                                                                          -----------
                                                                                          $     5,246
-------------------------------------------------------------------------------------------------------
  Conglomerates - 1.2%
    Altria Group, Inc.                                                          77        $     2,368
    General Electric Co.                                                       111              3,269
                                                                                          -----------
                                                                                          $     5,637
-------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 3.6%
    Colgate-Palmolive Co.                                                       57        $     3,259
    Gillette Co.                                                               130              3,958
    Kimberly-Clark Corp.                                                       100              4,977
    Procter & Gamble Co.                                                        55              4,942
                                                                                          -----------
                                                                                          $    17,136
-------------------------------------------------------------------------------------------------------
  Electronics - 1.6%
    Texas Instruments, Inc.                                                    401        $     7,415
-------------------------------------------------------------------------------------------------------
  Energy - 1.9%
    ConocoPhillips, Inc.                                                        95        $     4,779
    TXU Corp.                                                                  220              4,382
                                                                                          -----------
                                                                                          $     9,161
-------------------------------------------------------------------------------------------------------
  Entertainment - 2.4%
    Viacom, Inc., "B"*                                                         158        $     6,859
    Walt Disney Co.                                                            240              4,478
                                                                                          -----------
                                                                                          $    11,337
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 8.0%
    Citigroup, Inc.                                                            365        $    14,326
    Federal Home Loan Mortgage Corp.                                           121              7,006
    Federal National Mortgage Assn.                                             44              3,185
    Franklin Resources, Inc.                                                   117              4,081
    Goldman Sachs Group, Inc.                                                   21              1,594
    Merrill Lynch & Co., Inc.                                                  126              5,172
    Morgan Stanley Dean Witter & Co.                                            61              2,730
                                                                                          -----------
                                                                                          $    38,094
-------------------------------------------------------------------------------------------------------
  Financial Services - 3.0%
    Mellon Financial Corp.                                                     394        $    10,421
    T. Rowe Price Group, Inc.                                                  120              3,663
                                                                                          -----------
                                                                                          $    14,084
-------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 3.0%
    Archer-Daniels-Midland Co.                                                 332        $     3,678
    Kellogg Co.                                                                195              6,384
    PepsiCo, Inc.                                                               95              4,112
                                                                                          -----------
                                                                                          $    14,174
-------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 1.4%
    International Paper Co.                                                    185        $     6,614
-------------------------------------------------------------------------------------------------------
  Industrial Gases - 0.9%
    Praxair, Inc.                                                               75        $     4,356
-------------------------------------------------------------------------------------------------------
  Insurance - 3.9%
    Allstate Corp.                                                             128        $     4,837
    Chubb Corp.                                                                117              6,188
    Hartford Financial Services Group, Inc.                                     71              2,894
    MetLife, Inc.                                                              160              4,597
                                                                                          -----------
                                                                                          $    18,516
-------------------------------------------------------------------------------------------------------
  Machinery - 1.4%
    Deere & Co.                                                                145        $     6,384
-------------------------------------------------------------------------------------------------------
  Medical & Health Products - 4.8%
    Bristol-Myers Squibb Co.                                                    21        $       536
    Eli Lilly & Co.                                                             88              5,616
    Johnson & Johnson Co.                                                       30              1,691
    Merck & Co., Inc.                                                           70              4,073
    Pfizer, Inc.                                                               202              6,211
    Schering Plough Corp.                                                      245              4,435
                                                                                          -----------
                                                                                          $    22,562
-------------------------------------------------------------------------------------------------------
  Metals & Minerals - 1.9%
    Alcoa, Inc.                                                                220        $     5,044
    Phelps Dodge Corp.*                                                        130              4,055
                                                                                          -----------
                                                                                          $     9,099
-------------------------------------------------------------------------------------------------------
  Oil Services - 3.8%
    GlobalSantaFe Corp.                                                         60        $     1,270
    Noble Corp.*                                                               211              6,530
    Schlumberger Ltd.                                                          245             10,273
                                                                                          -----------
                                                                                          $    18,073
-------------------------------------------------------------------------------------------------------
  Oils - 6.8%
    Apache Corp.                                                                24        $     1,374
    Devon Energy Corp.                                                         150              7,088
    ExxonMobil Corp.                                                           450             15,840
    Occidental Petroleum Corp.                                                 270              8,059
                                                                                          -----------
                                                                                          $    32,361
-------------------------------------------------------------------------------------------------------
  Photographic Products - 0.4%
    Eastman Kodak Co.                                                           65        $     1,944
-------------------------------------------------------------------------------------------------------
  Printing & Publishing - 3.6%
    Gannett Co., Inc.                                                           61        $     4,619
    New York Times Co.                                                         135              6,261
    Tribune Co.                                                                126              6,172
                                                                                          -----------
                                                                                          $    17,052
-------------------------------------------------------------------------------------------------------
  Railroads - 2.6%
    Burlington Northern Santa Fe Railway Co.                                   265        $     7,462
    Norfolk Southern Corp.                                                     236              5,006
                                                                                          -----------
                                                                                          $    12,468
-------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 1.6%
    Equity Office Properties Trust                                              35        $       909
    Equity Residential Properties Trust                                        205              5,312
    Starwood Hotels & Resorts Co.                                               50              1,342
                                                                                          -----------
                                                                                          $     7,563
-------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 1.1%
    Hilton Hotels Corp.                                                        250        $     3,330
    McDonald's Corp.                                                           100              1,710
                                                                                          -----------
                                                                                          $     5,040
-------------------------------------------------------------------------------------------------------
  Retail - 1.0%
    Home Depot, Inc.                                                            91        $     2,560
    May Department Stores Co.                                                  110              2,378
                                                                                          -----------
                                                                                          $     4,938
-------------------------------------------------------------------------------------------------------
  Supermarkets - 0.8%
    Kroger Co.*                                                                280        $     4,004
-------------------------------------------------------------------------------------------------------
  Telecommunications - 6.2%
    AT&T Corp.                                                                 248        $     4,228
    BellSouth Corp.                                                            448             11,419
    Comcast Corp., "A"*                                                         24                766
    Comcast Corp.*                                                             130              3,908
    SBC Communications, Inc.                                                   260              6,074
    Verizon Communications, Inc.                                                81              3,028
                                                                                          -----------
                                                                                          $    29,423
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.9%
    Entergy Corp.                                                               60        $     2,797
    Exelon Corp.                                                                50              2,652
    FPL Group, Inc.                                                             32              1,948
    NiSource, Inc.                                                              45                850
    Pinnacle West Capital Corp.                                                 19                631
                                                                                          -----------
                                                                                          $     8,878
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.2%
    National Fuel Gas Co.                                                      160        $     3,753
    WGL Holdings, Inc.                                                          68              1,835
                                                                                          -----------
                                                                                          $     5,588
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                            $397,410
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 6.4%
  Australia - 0.2%
    Broken Hill Proprietary Co. Ltd. (Mining)                                  200        $     1,132
-------------------------------------------------------------------------------------------------------
  Netherlands - 0.4%
    Akzo Nobel N.V. (Chemicals)*                                                80        $     1,782
-------------------------------------------------------------------------------------------------------
  Switzerland - 0.9%
    Novartis AG (Medical & Health Products)                                    105        $     4,147
-------------------------------------------------------------------------------------------------------
  United Kingdom - 4.9%
    BP Amoco PLC, ADR (Oils)                                                   267        $    10,290
    Reed Elsevier PLC (Publishing)                                           1,010              8,060
    Vodafone Group PLC, ADR (Telecommunications)                               263              5,197
                                                                                          -----------
                                                                                          $    23,547
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $    30,608
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $445,720)                                                  $   428,018
-------------------------------------------------------------------------------------------------------
Convertible Preferred Stocks - 1.5%
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 1.5%
  Insurance - 0.9%
    Chubb Corp., 7s                                                             50        $     1,205
    Hartford Financial Services Group, Inc., 6s                                 70              3,167
                                                                                          -----------
                                                                                          $     4,372
-------------------------------------------------------------------------------------------------------
  Telecommunications - 0.6%
    Motorola, Inc., 7s                                                         100        $     2,901
-------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $9,252)                              $     7,273
-------------------------------------------------------------------------------------------------------

Convertible Bonds - 1.1%
-------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL AMOUNT
ISSUER                                                               (000 OMITTED)              VALUE
-------------------------------------------------------------------------------------------------------
U.S. Bonds - 1.1%
  Computer Software - Systems - 0.9%
    Analog Devices, Inc., 4.75s, 2005                                       $    4        $     4,050
-------------------------------------------------------------------------------------------------------
  Conglomerates - 0.2%
    Loews Corp., 3.125s, 2007                                               $    1        $       896
-------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $4,763)                                         $     4,946
-------------------------------------------------------------------------------------------------------
Short-Term Obligations - 7.2%
-------------------------------------------------------------------------------------------------------
    Edison Asset Securitization LLC, due 5/01/03                             $  18        $    18,000
    New Center Asset Trust, due 5/01/03                                         16             16,000
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $    34,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $493,735)                                             $   474,237
Other Assets, Less Liabilities                                                                     92
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $   474,329
-------------------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

Portfolio Footnotes:
* Non-income producing security.
^ 4(2) paper.
+ Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At April 30, 2003, the value of securities pledged amounted to $95,387.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
-----------------------------------------------------------------------------------------------------
                                                                     MFS EMERGING           MFS LARGE
                                                                    OPPORTUNITIES           CAP VALUE
APRIL 30, 2003                                                               FUND                FUND
-----------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $826,962, and $493,735,
    respectively)                                                       $  891,861         $  474,237
  Cash                                                                       8,636                 30
  Deposits with brokers for securities sold short                           33,122            --
  Receivable for investments sold                                          147,025              2,573
  Interest and dividends receivable                                            138                986
                                                                        ----------         ----------
      Total assets                                                      $1,080,782         $  477,826
                                                                        ----------         ----------

Liabilities:
  Securities sold short, at value (proceeds received, $33,122 and
    $0, respectively)                                                   $   34,919         $  --
  Payable for investments purchased                                        103,755              3,483
  Payable to broker for securities sold short                                1,300            --
  Payable to affiliates -
    Management fee                                                              19                 10
    Reimbursement fee                                                            7                  4
                                                                        ----------         ----------
      Total liabilities                                                 $  140,000         $    3,497
                                                                        ----------         ----------
Net assets                                                              $  940,782         $  474,329
                                                                        ----------         ----------

Net assets consist of:
  Paid-in capital                                                       $1,393,996         $  533,121
  Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies             63,102            (19,481)
  Accumulated net realized loss on investments and foreign
    currency transactions                                                 (516,316)           (41,177)
  Accumulated undistributed net investment income                         --                    1,866
                                                                        ----------         ----------
      Total                                                             $  940,782         $  474,329
                                                                        ----------         ----------

Shares of beneficial interest outstanding
  Class A                                                                   64,684             54,102
  Class I                                                                   69,138                 20
                                                                        ----------         ----------
      Total shares of beneficial interest outstanding                      133,822             54,122
                                                                        ----------         ----------

Net assets:
  Class A                                                               $  454,142         $  474,151
  Class I                                                                  486,640             178.54
                                                                        ----------         ----------
      Total net assets                                                  $  940,782         $  474,329
                                                                        ----------         ----------

Class A shares:
  Net asset value per share
    (net assets / shares of beneficial interest outstanding)            $7.02               $8.76
                                                                        -----               -----
Offering price per share (100 / 94.25 of net asset value per
share)                                                                  $7.45               $9.29
                                                                        -----               -----

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial interest outstanding)            $7.04               $8.93
                                                                        -----               -----

On sales of $50,000 or more, the price of Class A is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.

Statements of Operations
------------------------------------------------------------------------------------------------------
                                                                     MFS EMERGING            MFS LARGE
                                                                    OPPORTUNITIES            CAP VALUE
YEAR ENDED APRIL 30, 2003                                                    FUND                 FUND
------------------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                           $   3,356          $    10,889
    Interest                                                                1,008                1,275
    Foreign taxes withheld                                                    (66)                (113)
                                                                        ---------          -----------
      Total investment income                                           $   4,298          $    12,051
                                                                        ---------          -----------

  Expenses -
    Management fee                                                      $   5,564          $     3,540
    Shareholder servicing agent fee                                           748                  476
    Administrative fee                                                         72                   45
    Custodian fee                                                           4,290                  438
    Printing                                                               11,366                1,490
    Postage                                                              --                         43
    Auditing fees                                                          17,980               26,520
    Registration fees                                                       2,654                2,663
    Dividend expense on securities sold short                                  98              --
    Professional services                                                   2,750                2,750
    Miscellaneous                                                             217                2,719
                                                                        ---------          -----------
      Total expenses                                                    $  45,739          $    40,684
    Fees paid indirectly                                                     (105)                (177)
    Reduction of expenses by investment adviser                           (38,117)             (35,787)
                                                                        ---------          -----------
      Net expenses                                                      $   7,517          $     4,720
                                                                        ---------          -----------
        Net investment income (loss)                                    $  (3,219)         $     7,331
                                                                        ---------          -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                             $ (11,746)         $   (29,843)
    Securities sold short                                                (168,480)             --
    Foreign currency transactions                                              40                   14
                                                                        ---------          -----------

      Net realized loss on investments and foreign
        currency transactions                                           $(180,186)         $   (29,829)
                                                                        ---------          -----------

  Change in unrealized appreciation (depreciation) -
    Investments                                                         $  47,740          $   (37,086)
    Securities sold short                                                  (1,797)             --
    Translation of assets and liabilities in foreign currencies                (7)                  13
                                                                        ---------          -----------

      Net unrealized gain (loss) on investments and foreign
        currency translation                                            $  45,936          $   (37,073)
                                                                        ---------          -----------

        Net realized and unrealized loss on investments and
          foreign currency                                              $(134,250)         $   (66,902)
                                                                        ---------          -----------
          Decrease in net assets from operations                        $(137,469)         $   (59,571)
                                                                        ---------          -----------

See notes to financial statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED APRIL 30,
                                                                ----------------------------------------
MFS EMERGING OPPORTUNITIES FUND                                           2003                      2002
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                $  (3,219)              $    (4,116)
  Net realized loss on investments and foreign currency
    transactions                                                      (180,186)                  (83,038)
  Net unrealized gain on investments and foreign currency
    translation                                                         45,936                   133,590
                                                                     ---------               -----------
      Increase (decrease) in net assets from operations              $(137,469)              $    46,436
                                                                     ---------               -----------
Net increase (decrease) in net assets from fund share
 transactions                                                        $ 138,419               $  (404,318)
                                                                     ---------               -----------
      Total increase (decrease) in net assets                           $  950               $  (357,882)
Net assets:
  At beginning of period                                               939,832                 1,297,714
                                                                     ---------               -----------
  At end of period                                                   $ 940,782               $   939,832
                                                                     ---------               -----------
Accumulated net investment loss                                      $ --                    $    --
                                                                     ---------               -----------

See notes to financial statements.

Statements of Changes in Net Assets - continued
--------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED APRIL 30,
                                                                    ------------------------------------
MFS LARGE CAP VALUE FUND                                                    2003                    2002
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                 $  7,331              $    5,934
  Net realized loss on investments and foreign currency
    transactions                                                         (29,829)                 (4,537)
  Net unrealized loss on investments and foreign currency
    translation                                                          (37,073)                (23,274)
                                                                        --------              ----------
      Decrease in net assets from operations                            $(59,571)             $  (21,877)
                                                                        --------              ----------

Distributions declared to shareholders -
  From net investment income (Class A)                                  $ (6,930)             $   (5,650)
  From net investment income (Class I)                                        (3)                     (2)
  From net realized gain on investments and foreign currency transactions
    (Class A)                                                            --                      (13,167)
  From net realized gain on investments and foreign currency transactions
    (Class I)                                                            --                           (5)
  In excess of net realized gain on investments and foreign
    currency transactions (Class A)                                      --                       (6,969)
  In excess of net realized gain on investments and foreign
    currency transactions (Class I)                                      --                           (3)
                                                                        --------              ----------
      Total distributions declared to shareholders                      $ (6,933)             $  (25,796)
                                                                        --------              ----------
Net increase in net assets from fund share transactions                 $  9,025              $   46,001
                                                                        --------              ----------
      Total decrease in net assets                                      $(57,479)             $   (1,672)
Net assets:
  At beginning of period                                                 531,808                 533,480
                                                                        --------              ----------

  At end of period (including accumulated undistributed net
    investment income of $1,866 and $1,792, respectively)               $474,329              $  531,808
                                                                        --------              ----------

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED APRIL 30,                    PERIOD ENDED
                                                            -----------------------------------         APRIL 30, 2001*
MFS EMERGING OPPORTUNITIES FUND                                    2003                    2002
-----------------------------------------------------------------------------------------------------------------------
                                                                CLASS A
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                            $ 8.30                  $ 7.79                  $10.00
                                                                 ------                  ------                  ------
Income from investment operations# -
  Net investment loss(S)                                         $(0.03)                 $(0.03)                 $(0.03)
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                          (1.25)                   0.54                   (1.51)
                                                                 ------                  ------                  ------
      Total from investment operations                           $(1.28)                 $ 0.51                  $(1.54)
                                                                 ------                  ------                  ------

Less distributions declared to shareholders -
  In excess of net realized gain on investments and
  foreign currency transactions                                  $ --                    $ --                    $(0.67)
                                                                 ------                  ------                  ------
Net asset value - end of period                                  $ 7.02                  $ 8.30                  $ 7.79
                                                                 ------                  ------                  ------
Total return (%)(+)                                              (15.42)                   6.55                  (16.13)++
Ratios (%) (to average net assets)/Supplemental data(S):
  Expenses##                                                       1.02                    1.04                    1.03+
  Net investment loss                                             (0.42)                  (0.36)                  (0.35)+
Portfolio turnover (%)                                              252                     129                     169
Net assets at end of period (000 Omitted)                          $454                    $387                    $503

(S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:
     Net investment loss                                         $(0.37)                 $(0.44)                 $(0.27)
     Ratios (%) (to average net assets):
       Expenses##                                                  6.16                    6.50                    3.45+
       Net investment loss                                        (5.56)                  (5.82)                  (2.77)+

  *  For the period from the commencement of the fund's investment operations, May 2, 2000, through April 30,
     2001.
  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from fees paid indirectly.
(+)  Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED APRIL 30,                    PERIOD ENDED
                                                            -----------------------------------         APRIL 30, 2001*
MFS EMERGING OPPORTUNITIES FUND                                    2003                    2002
-----------------------------------------------------------------------------------------------------------------------
                                                                CLASS I
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                            $ 8.29                  $ 7.79                  $10.00
                                                                 ------                  ------                  ------
Income from investment operations# -
  Net investment loss(S)                                         $(0.03)                 $(0.03)                 $(0.04)
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                          (1.22)                   0.53                   (1.50)
                                                                 ------                  ------                  ------
      Total from investment operations                           $(1.25)                 $ 0.50                  $(1.54)
                                                                 ------                  ------                  ------

Less distributions declared to shareholders -
  In excess of net realized gain on investments and
  foreign currency transactions                                  $ --                    $ --                    $(0.67)
                                                                 ------                  ------                  ------
Net asset value - end of period                                  $ 7.04                  $ 8.29                  $ 7.79
                                                                 ------                  ------                  ------
Total return (%)                                                 (15.08)                   6.42                  (16.13)++
Ratios (%) (to average net assets)/Supplemental data(S):
  Expenses##                                                       1.02                    1.04                    1.03+
  Net investment loss                                             (0.44)                  (0.38)                  (0.36)+
Portfolio turnover (%)                                              252                     129                     169
Net assets at end of period (000 omitted)                          $487                    $552                    $795

(S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:
     Net investment loss                                         $(0.38)                 $(0.46)                 $(0.30)
     Ratios (%) (to average net assets):
       Expenses##                                                  6.16                    6.50                    3.45+
       Net investment loss                                        (5.58)                  (5.84)                  (2.77)+

 *  For the period from the inception of Class I shares, June 1, 2000, through April 30, 2001.
 +  Annualized.
++  Not annualized.
 #  Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED APRIL 30,
                                                   ---------------------------------------------------        PERIOD ENDED
MFS LARGE CAP VALUE FUND                                  2003                2002                2001     APRIL 30, 2000*
--------------------------------------------------------------------------------------------------------------------------
                                                       CLASS A
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $10.02              $11.01              $10.23              $10.00
                                                        ------              ------              ------              ------
Income from investment operations# -
  Net investment income(S)                              $ 0.14              $ 0.11              $ 0.12              $ 0.12
  Net realized and unrealized gain (loss) on
    investments and foreign currency                     (1.27)              (0.56)               1.54                0.66
                                                        ------              ------              ------              ------
      Total from investment operations                  $(1.13)             $(0.45)             $ 1.66              $ 0.78
                                                        ------              ------              ------              ------

Less distributions declared to shareholders -
  From net investment income                            $(0.13)             $(0.12)             $(0.14)             $(0.07)
  From net realized gain on investments and
    foreign currency transactions                         --                 (0.27)              (0.74)              (0.48)
  In excess of net realized gain on investments
    and foreign currency transactions                     --                 (0.15)               --                  --
                                                        ------              ------              ------              ------
      Total distributions declared to
        shareholders                                    $(0.13)             $(0.54)             $(0.88)             $(0.55)
                                                        ------              ------              ------              ------
Net asset value - end of period                         $ 8.76              $10.02              $11.01              $10.23
                                                        ------              ------              ------              ------
Total return (%)(+)                                     (11.28)              (3.94)              16.40                8.14++
Ratios (%) (to average net assets)/Supplemental data(S):
  Expenses##                                              1.04                1.04                1.04                1.04+
  Net investment income                                   1.55                1.17                1.13                1.13+
Portfolio turnover (%)                                      61                  58                  67                 100
Net assets at end of period (000 Omitted)                 $474                $532                $533                $519

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than
    0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
     Net investment loss                                $(0.53)             $(0.63)             $(0.38)             $(0.57)
     Ratios (%) (to average net assets):
       Expenses##                                         8.62                9.09                5.69                7.74+
       Net investment loss                               (6.03)              (6.63)              (3.52)              (5.57)+

  *  For the period from the commencement of the fund's investment operations, May 4, 1999, through April 30,
     2000.
  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from fees paid indirectly.
(+)  Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED APRIL 30,
                                                   ---------------------------------------------------        PERIOD ENDED
MFS LARGE CAP VALUE FUND                                  2003                2002                2001     APRIL 30, 2000*
--------------------------------------------------------------------------------------------------------------------------
                                                       CLASS I
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $10.17              $11.13              $10.28              $10.00
                                                        ------              ------              ------              ------
Income from investment operations# -
  Net investment income(S)                              $ 0.11              $ 0.15              $ 0.20              $ 0.11
  Net realized and unrealized gain (loss) on
    investments and foreign currency                     (1.22)              (0.57)               1.53                0.72
                                                        ------              ------              ------              ------
      Total from investment operations                  $(1.11)             $(0.42)             $ 1.73              $ 0.83
                                                        ------              ------              ------              ------

Less distributions declared to shareholders -
  From net investment income                            $(0.13)             $(0.12)             $(0.14)             $(0.07)
  From net realized gain on investments and
    foreign currency transactions                         --                 (0.27)              (0.74)              (0.48)
  In excess of net realized gain on investments
    and foreign currency transactions                     --                 (0.15)               --                  --
                                                        ------              ------              ------              ------
      Total distributions declared to
        shareholders                                    $(0.13)             $(0.54)             $(0.88)             $(0.55)
                                                        ------              ------              ------              ------
Net asset value - end of period                         $ 8.93              $10.17              $11.13              $10.28
                                                        ------              ------              ------              ------
Total return (%)                                        (10.91)              (3.63)              17.14                8.65++
Ratios (%) (to average net assets)/Supplemental data(S):
  Expenses##                                              1.04                1.04                1.04                1.04+
  Net investment income                                   1.27                1.44                1.83                1.12+
Portfolio turnover (%)                                      61                  58                  67                 100
Net assets at end of period                               $179                $203                $223                $206

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than
    0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
     Net investment loss                                $(0.57)             $(0.63)             $(0.31)             $(0.59)
     Ratios (%) (to average net assets):
       Expenses##                                         8.62                9.09                5.69                7.74+
       Net investment loss                               (6.31)              (6.63)              (2.83)              (5.58)+

 *  For the period from the inception of Class I shares, May 5, 1999, through April 30, 2000.
 +  Annualized.
++  Not annualized.
 #  Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Emerging Opportunities Fund and MFS Large Cap Value Fund (the funds) are each a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The funds can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities in each fund's portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the fund's portfolio are valued at an evaluated bid price on the basis of quotes from brokers and dealers or on the basis of valuations furnished by a pricing service. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term obligations in each fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales - The MFS Emerging Opportunities Fund may enter into short sales. A short sale transaction involves selling a security, which the fund does not own, with the intent of purchasing it later at a lower price. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund must replace the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the fund may be required to pay in connection with a short sale. Whenever the fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - Each fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and real estate investment trusts.

The tax character of distributions declared for the years ended April 30, 2003 and April 30, 2002 was as follows:

The MFS Emerging Opportunities Fund paid no distributions for the years ended April 30, 2003 and April 30, 2002.

MFS LARGE CAP VALUE FUND                    APRIL 30, 2003       APRIL 30, 2002
--------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                                 $6,933              $15,709
    Long-term capital gain                            --                 10,087
                                                    ------              -------
Total distributions declared                        $6,933              $25,796
                                                    ------              -------

During the year ended April 30, 2003, the following amounts were reclassified due to differences between book and tax accounting for currency transactions, net operating losses and non-taxable dividends. These changes had no effect on the net assets or net asset value per share.

                                                                      MFS EMERGING          MFS LARGE CAP
                                                                OPPORTUNITIES FUND             VALUE FUND
-----------------------------------------------------------------------------------------------------------
Increase (decrease):
Paid-in capital                                                         $  (3,179)              $    251
Accumulated net realized loss on investments and foreign
  currency transactions                                                       (40)                    73
Accumulated undistributed net investment income                             3,219                   (324)

As of April 30, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                                      MFS EMERGING          MFS LARGE CAP
                                                                OPPORTUNITIES FUND             VALUE FUND
-----------------------------------------------------------------------------------------------------------
Undistributed ordinary income                                           $    --                 $  1,849
Capital loss carryforward                                                (432,649)               (27,594)
Unrealized appreciation (depreciation)                                     62,937                (22,327)
Other temporary differences                                               (83,502)               (10,720)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

MFS EMERGING OPPORTUNITIES FUND                  MFS LARGE CAP VALUE FUND
EXPIRATION DATE                       CARRYOVER  EXPIRATION DATE                   CARRYOVER
-----------------------------------------------  -------------------------------------------
April 30, 2010                       $(258,269)  April 30, 2010                    $   --
April 30, 2011                        (174,380)  April 30, 2011                     (27,594)
                                     ---------                                     --------
    Total                            $(432,649)  Total                             $(27,594)
                                     ---------                                     --------

Multiple Classes of Shares of Beneficial Interest - Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - Each fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. Each fund's management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

Each fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. Each fund in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At April 30, 2003, aggregate unreimbursed expenses amounted to $38,117 and $35,787 for MFS Emerging Opportunities Fund and MFS Large Cap Value Fund, respectively.

Each fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently waiving their right to receive compensation from each fund.

Administrator - Each fund has an administrative services agreement with MFS to provide each fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales of Class A shares of each fund for the year ended April 30, 2003.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each fund's average daily net assets attributable to Class A shares. Distribution and service fees under the Class A distribution plan are currently not being implemented.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed during the year ended April 30, 2003.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.11%. Prior to April 1, 2003, the fee was 0.10% of the fund's average daily net assets.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, were as follows:

                                                       MFS EMERGING          MFS LARGE CAP
                                                 OPPORTUNITIES FUND             VALUE FUND
-------------------------------------------------------------------------------------------
Purchases
---------
Investments (non-U.S. government securities)             $1,708,909               $291,833
                                                         ----------               --------
Sales
-----
Investments (non-U.S. government securities)             $1,719,544               $259,410
                                                         ----------               --------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the funds, as computed on a federal income tax basis, are as follows:

                                                                     MFS EMERGING           MFS LARGE CAP
                                                               OPPORTUNITIES FUND              VALUE FUND
------------------------------------------------------------------------------------------------------------------
Aggregate cost                                                           $827,127               $496,581
                                                                         --------               --------
Gross unrealized appreciation                                            $ 86,490               $ 20,180
Gross unrealized depreciation                                             (21,756)               (42,524)
                                                                         --------               --------
    Net unrealized appreciation (depreciation)                           $ 64,734               $(22,344)
                                                                         --------               --------

(5) Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares

                                                            MFS EMERGING OPPORTUNITIES FUND
                                              ----------------------------------------------------------
                                                       YEAR ENDED                    YEAR ENDED
                                                     APRIL 30, 2003                APRIL 30, 2002
                                              ---------------------------   ----------------------------
                                                   SHARES          AMOUNT         SHARES          AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                        26,674      $  175,429         10,833       $  88,974
Shares reacquired                                  (8,645)        (56,454)       (28,796)       (203,654)
                                                   ------      ----------         ------       ---------
    Net increase (decrease)                        18,029      $  118,975        (17,963)      $(114,680)
                                                   ------      ----------         ------       ---------

Class I shares
                                                            MFS EMERGING OPPORTUNITIES FUND
                                              ----------------------------------------------------------
                                                       YEAR ENDED                    YEAR ENDED
                                                     APRIL 30, 2003                APRIL 30, 2002
                                              ---------------------------   ----------------------------
                                                   SHARES          AMOUNT         SHARES          AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                        41,849      $  279,220         83,581      $  638,163
Shares reacquired                                 (39,312)       (259,776)      (119,040)       (927,801)
                                                   ------      ----------         ------      ----------
    Net increase (decrease)                         2,537      $   19,444        (35,459)     $ (289,638)
                                                   ------      ----------         ------      ----------

Class A shares
                                                               MFS LARGE CAP VALUE FUND
                                              ----------------------------------------------------------
                                                       YEAR ENDED                    YEAR ENDED
                                                     APRIL 30, 2003                APRIL 30, 2002
                                              ---------------------------   ----------------------------
                                                   SHARES          AMOUNT         SHARES          AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                           353      $    3,097          2,619       $  26,780
Shares issued to shareholders in
  reinvestment
  of distributions                                    791           6,929          2,682          25,775
Shares reacquired                                    (104)         (1,001)          (662)         (6,554)
                                                   ------      ----------         ------       ---------
    Net increase                                    1,040      $    9,025          4,639       $  46,001
                                                   ------      ----------         ------       ---------

For the fiscal years ended April 30, 2003 and April 30, 2002, the MFS Large Cap Value Fund had no Class I share activity.

(6) Line of Credit
Each fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to MFS Emerging Opportunities Fund and MFS Large Cap Value Fund for the year ended April 30, 2003, was $5, and $3, respectively. The funds had no borrowings during the year.

              --------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded by a current prospectus.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders of MFS Emerging Opportunities Fund and MFS Large Cap Value
Fund:

We have audited the accompanying statements of assets and liabilities of MFS Emerging Opportunities Fund and MFS Large Cap Value Fund (the Funds), including the portfolios of investments, as of April 30, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds" management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Opportunities Fund and MFS Large Cap Value Fund at April 30, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
June 6, 2003

FEDERAL TAX INFORMATION (Unaudited)

In January 2004, shareholders will be mailed a Form 1099-DIV, if applicable, reporting the federal tax status of all distributions paid during the calendar year 2003.

For the year ended April 30, 2003, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 100% for the MFS Large Cap Value Fund.

MFS(R) EMERGING OPPORTUNITIES FUND

MFS(R) LARGE CAP FUND

[MFS LOGO]
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741


(C)2003 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                               INCA-ANN 6/03 480

MFS(R) Mutual Funds
ANNUAL REPORT 4/30/03

MFS(R) INTERMEDIATE
INVESTMENT GRADE
BOND FUND

A path for pursuing opportunity

[graphic omitted]

                                                          [logo] M F S(R)
                                                          INVESTMENT MANAGEMENT

MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND

The fund seeks to provide as high a level of current income as the investment adviser believes is consistent with prudent investment risk. The fund's secondary objective is to protect shareholders' capital.

TABLE OF CONTENTS
-----------------------------------------------------
LETTER FROM THE CHAIRMAN                           1
-----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           4
-----------------------------------------------------
MANAGEMENT REVIEW                                  5
-----------------------------------------------------
PERFORMANCE SUMMARY                                7
-----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          11
-----------------------------------------------------
FINANCIAL STATEMENTS                              25
-----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     36
-----------------------------------------------------
INDEPENDENT AUDITORS' REPORT                      45
-----------------------------------------------------
TRUSTEES AND OFFICERS                             46
-----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES
OF INVESTORS                                      48
-----------------------------------------------------
MFS PRIVACY POLICY                                49
-----------------------------------------------------
FEDERAL TAX INFORMATION                           49
-----------------------------------------------------
CONTACT INFORMATION                               50
-----------------------------------------------------
ASSET ALLOCATION                                  51



--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
         NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Jeffrey L. Shames]


Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company you own whether it is in the U.S. or anywhere across the globe.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity analysts, 27 based in the U.S. and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities across the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our fund shareholders.

THINKING GLOBALLY
More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers across the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As markets across the globe become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK
Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers - no matter how talented they may be - can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, email, and PDAs (Personal Digital Assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS' culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work towards delivering superior long term investment performance for our fund shareholders. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss the trends around the world affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspective they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry and its ability to grow its market share. Conversely, our fixed income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER
Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,


/s/ Jeffrey L. Shames
Jeffrey L. Shames
Chairman
MFS Investment Management(R)

May 30, 2003

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
--------------------------------------------------------------------------------

THE HUMAN SIDE OF MONEY MANAGEMENT

For more than 75 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o    global asset management expertise across all asset classes

o    time-tested money management process for pursuing consistent results

o    full spectrum of investment products backed by MFS Original Research(R)

o    resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o    analyzing financial statements and balance sheets

o    talking extensively with companies' customers and competitors

o    developing our own proprietary estimates of companies' earnings

--------------------------------------------------------------------------------
MANAGEMENT REVIEW
--------------------------------------------------------------------------------

A MIXED YEAR FOR CORPORATE BONDS
The beginning of the reporting period coincided with an increasing investor appetite for high-quality, investment-grade bonds as the stock market continued to slide. However, as accounting irregularities surfaced at a number of high-profile companies and it became apparent that the U.S. economy was not recovering as expected, even the corporate bond market was affected.

By June and July of 2002, both the stock and corporate bond markets had performed poorly, and we saw a flight to the relative safety of U.S. government bonds as investors shifted their assets in an effort to protect their capital. Both stock and corporate bond markets continued to be volatile through the summer and into the fall of 2002.

In October and November, stock and corporate bond prices rebounded sharply from a dramatic third-quarter decline. The stock market rally stalled in the first quarter of 2003, however, as the uncertainty of war with Iraq really began to be a factor with investors. Less-than-encouraging economic news in early 2003 also dampened investor enthusiasm for stocks.

However, high-grade bonds continued to rally through the end of the reporting period, as investor focus turned from U.S. Treasuries to higher-yielding bonds. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) Many companies were actively reducing the amount of debt on their balance sheets and achieving stronger operations. These factors helped improve credit quality and bond performance, particularly for high-grade corporate issuers.

Mortgage-backed securities also posted strong returns for the reporting period, benefiting from increased interest in higher-quality securities, which have higher yields than U.S. Treasuries.

For the 12 month period ended April 30, 2003, the fund underperformed its benchmark index, the Lehman Brothers Intermediate Government/Credit Index, but outperformed the average return for its peer group, the Lipper Intermediate Investment Grade Debt Fund category.

A VARIETY OF PERFORMANCE DRIVERS
As money came into the fund early in the reporting period, we tried to keep the fund's interest rate sensitivity (duration) relatively constant and invested more heavily in U.S. Treasury securities and U.S. government agency bonds. As rates declined and sparked a rally in Treasuries over the summer of 2002, these holdings helped mitigate some of the corporate bond underperformance that the fund incurred during the same period. Also holding back performance were some of the fund's holdings in corporate bonds with intermediate maturities, as securities with longer maturities outperformed in that sector.

By late July 2002, we had significantly reduced the fund's corporate bond holdings. However, as investors regained confidence in corporate securities, this underweighted position hurt performance. Subsequently, we increased our corporate bond position and trimmed our U.S. Treasury holdings, which was a positive contributor to performance during the fourth-quarter corporate rally.

During the fourth-quarter rally, the fund's allocation to corporate bonds was a significant contributor to relative performance. In the latter part of the reporting period, we also tended to hold more higher-yield corporate bonds than the fund's benchmark. This overweighting helped relative performance as the corporate bond market performed well.

PORTFOLIO STRUCTURE 4/30/03


PIE CHART

High Grade Corporates                   47.6%
Mortgage Backed                         13.0%
Government Agency                       10.0%
U.S. Treasuries                          8.0%
Asset Backed                             7.7%
Other                                   13.7%


The portfolio is actively managed, and current holdings may be different.


/s/ James J. Calmas
James J. Calmas
Portfolio Manager

Prior to March 1, 2002, MFS(R) Intermediate Investment Grade Bond Fund was available only to MFS employees and had limited assets.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 4/30/03
--------------------------------------------------------------------------------

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. (See Notes to Performance Summary.)

LINE CHART

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT



                                                            1/99      4/99      4/00      4/01      4/02      4/03
Lehman Brothers Intermediate Credit Index                  $10,000   $10,040   $10,082   $11,377   $12,182   $13,740
Lehman Brothers Intermediate Government/Credit Index        10,000    10,012    10,166    11,399    12,217    13,532
MFS Intermediate Investment Grade Bond Fund - Class A        9,525     9,567    9,722     10,950    11,767    13,014



TOTAL RETURNS

Cumulative without sales charge

                        Class
                      Inception
   Share class           date             1-yr        3-yr       Life*

        A              12/31/98          10.59%      33.86%      36.63%
-----------------------------------------------------------------------
        B               3/1/02            9.66%      32.55%      35.29%
-----------------------------------------------------------------------
        C               3/1/02            9.63%      32.52%      35.26%
-----------------------------------------------------------------------
        I              12/31/98          10.65%      33.97%      36.73%
-----------------------------------------------------------------------
        R              12/31/02          10.46%      33.70%      36.47%
-----------------------------------------------------------------------


Average annual without sales charge

        A                              10.59%        10.21%       7.48%
-----------------------------------------------------------------------
        B                               9.66%         9.85%       7.23%
-----------------------------------------------------------------------
        C                               9.63%         9.84%       7.23%
-----------------------------------------------------------------------
        I                              10.65%        10.24%       7.50%
-----------------------------------------------------------------------
        R                              10.46%        10.17%       7.45%
-----------------------------------------------------------------------


Average annual with sales charge

   Share class                         1-yr           3-yr        Life*

        A
                                       5.34%          8.44%       6.27%
-----------------------------------------------------------------------
        B
                                       5.66%          9.01%       6.86%
-----------------------------------------------------------------------
        C
                                       8.63%          9.84%       7.23%
-----------------------------------------------------------------------
I and R class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

Comparative benchmarks

Average Annual

Average intermediate investment
grade debt fund+                          9.26%       9.03%       6.21%
-----------------------------------------------------------------------
Lehman Brothers Intermediate
Government/Credit Index#                 10.76%      10.00%       7.23%
-----------------------------------------------------------------------
Lehman Brothers Intermediate Credit
Index#                                   12.79%      10.87%       7.61%
-----------------------------------------------------------------------
Periods less than one year are actual, not annualized.
*For the period from the commencement of the fund's investment operations, December 31, 1998, through April 30, 2003. Index information is from January 1, 1999.
+Source: Lipper Inc., an independent firm that reports mutual fund performance.
#Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITIONS

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX - Measures the performance of the investment-grade bond market and includes bonds with maturities up to 10 years.

LEHMAN BROTHERS INTERMEDIATE CREDIT INDEX - Measures the performance of the U.S. intermediate-term, investment-grade bond market.

NOTE TO SHAREHOLDERS - We have included the Lehman Brothers Intermediate Government/Credit Index as the primary benchmark because we believe that this index better reflects the fund's investment policies and objectives. Included for comparison purposes is the Lehman Brothers Intermediate Credit Index. For the six months ended October 31, 2002, Class A shares of the fund provided a total return of 5.98%, Class B shares 5.64%, Class C shares 5.61% and Class I shares returned 6.06%. These returns include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges. For the six months ended October 31, 2002, the total return of the Lehman Brothers Intermediate Government/Credit Index and Lehman Brothers Intermediate Credit Index was 6.07% and 5.17%, respectively. Past performance is no guarantee of future results.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A results, including sales charge, reflect the deduction of the maximum 4.75% sales charge. Class B results, including sales charge, reflect the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C results, including sales charge, redeemed within one year from the end of the calendar month of purchase reflect the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors. Class R shares have no sales charges and are available only to certain retirement plans.

Performance for share classes offered after Class A shares includes the performance of the fund's Class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class, and lower performance for share classes with lower operating expenses than the initial share class.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Because the portfolio invests in a limited number of companies a change in one security's value may have a more significant effect on the portfolio's value.

These risks may increase share price volatility. Please see the prospectus for further information on these and other risk considerations.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS 4/30/03
--------------------------------------------------------------------------------

The Portfolio of Investments is a list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 100.1%
--------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
ISSUER                                                       (000 Omitted)                 $ VALUE
--------------------------------------------------------------------------------------------------
U.S. Bonds - 87.7%
--------------------------------------------------------------------------------------------------
Advertising & Broadcasting - 0.4%
--------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc., 7.25s, 2003                           $15              $15,265
--------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc., 7.875s, 2005                          362              399,775
--------------------------------------------------------------------------------------------------
                                                                                          $415,040
--------------------------------------------------------------------------------------------------
Aerospace & Defense - 1.3%
--------------------------------------------------------------------------------------------------
BAE Systems Holdings, Inc., 6.4s, 2011##                                 $400             $421,876
--------------------------------------------------------------------------------------------------
Boeing Capital Corp., 5.75s, 2007                                         555              588,464
--------------------------------------------------------------------------------------------------
Northrop Grumman Corp., 7s, 2006                                          280              311,822
--------------------------------------------------------------------------------------------------
Raytheon Co., 5.7s, 2003                                                   29               29,363
--------------------------------------------------------------------------------------------------
Raytheon Co., 6.15s, 2008                                                  20               22,098
--------------------------------------------------------------------------------------------------
                                                                                        $1,373,623
--------------------------------------------------------------------------------------------------
Automotive - 2.4%
--------------------------------------------------------------------------------------------------
DaimlerChrysler NA Holding Corp., 7.4s, 2005                             $600             $647,661
--------------------------------------------------------------------------------------------------
Ford Motor Credit Co., 6.125s, 2004                                        78               79,472
--------------------------------------------------------------------------------------------------
Ford Motor Credit Co., 6.875s, 2006                                       683              706,565
--------------------------------------------------------------------------------------------------
Ford Motor Credit Co., 7.25s, 2011                                        125              125,313
--------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 7.625s, 2004                               5                5,245
--------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 6.125s, 2006                             810              840,689
--------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 7.25s, 2011                              108              111,415
--------------------------------------------------------------------------------------------------
                                                                                        $2,516,360
--------------------------------------------------------------------------------------------------
Banks & Credit Cos. - 2.1%
--------------------------------------------------------------------------------------------------
Bank of America Corp., 9.2s, 2003                                         $10              $10,022
--------------------------------------------------------------------------------------------------
Bank of America Corp., 4.875s, 2012                                       260              267,608
--------------------------------------------------------------------------------------------------
Bank of America NA, 9.5s, 2004                                             75               81,249
--------------------------------------------------------------------------------------------------
Citigroup, Inc., 7.25s, 2010                                              275              326,009
--------------------------------------------------------------------------------------------------
First Interstate Bancorp, 9.125s, 2004                                    180              189,979
--------------------------------------------------------------------------------------------------
Nationsbank Corp., 6.5s, 2006                                             200              221,250
--------------------------------------------------------------------------------------------------
Nationsbank Corp., 7.5s, 2006                                             125              143,883
--------------------------------------------------------------------------------------------------
Popular North America, Inc., 6.125s, 2006                                 365              401,690
--------------------------------------------------------------------------------------------------
Wachovia Bank NA, 7.8s, 2010                                              250              304,678
--------------------------------------------------------------------------------------------------
Wells Fargo Bank NA, 6.45s, 2011                                          200              229,481
--------------------------------------------------------------------------------------------------
Wells Fargo Co., 7.2s, 2003                                                10               10,000
--------------------------------------------------------------------------------------------------
                                                                                        $2,185,849
--------------------------------------------------------------------------------------------------
Building - 0.3%
--------------------------------------------------------------------------------------------------
CRH America, Inc., 6.95s, 2012                                            $15              $17,037
--------------------------------------------------------------------------------------------------
Masco Corp., 6.75s, 2006                                                  100              111,068
--------------------------------------------------------------------------------------------------
Masco Corp., 5.875s, 2012                                                 200              212,605
--------------------------------------------------------------------------------------------------
                                                                                          $340,710
--------------------------------------------------------------------------------------------------
Chemicals - 1.1%
--------------------------------------------------------------------------------------------------
Chevron Phillips Chemical Co. LLC, 5.375s, 2007                          $500             $522,524
--------------------------------------------------------------------------------------------------
Dow Chemical Co., 5s, 2007                                                181              188,274
--------------------------------------------------------------------------------------------------
Dow Chemical Co., 5.75s, 2008                                             350              377,150
--------------------------------------------------------------------------------------------------
                                                                                        $1,087,948
--------------------------------------------------------------------------------------------------
Conglomerates - 1.1%
--------------------------------------------------------------------------------------------------
General Electric Capital Corp., 7.5s, 2005                                $15              $16,688
--------------------------------------------------------------------------------------------------
General Electric Capital Corp., 5s, 2007                                  396              426,116
--------------------------------------------------------------------------------------------------
General Electric Capital Corp., 8.7s, 2007                                133              158,246
--------------------------------------------------------------------------------------------------
General Electric Capital Corp., 3.5s, 2008                                300              301,446
--------------------------------------------------------------------------------------------------
Tyco International Group S.A., 6.75s, 2011                                200              200,000
--------------------------------------------------------------------------------------------------
                                                                                        $1,102,496
--------------------------------------------------------------------------------------------------
Consumer Cyclical - 0.3%
--------------------------------------------------------------------------------------------------
Cendant Corp., 6.875s, 2006                                              $155             $169,472
--------------------------------------------------------------------------------------------------
Cendant Corp., 6.25s, 2010                                                175              185,363
--------------------------------------------------------------------------------------------------
                                                                                          $354,835
--------------------------------------------------------------------------------------------------
Consumer Goods & Services - 0.8%
--------------------------------------------------------------------------------------------------
Avery Dennison Corp., 4.875s, 2013                                       $600             $612,280
--------------------------------------------------------------------------------------------------
Newell Rubbermaid, Inc., 4.625s, 2009                                     250              256,539
--------------------------------------------------------------------------------------------------
                                                                                          $868,819
--------------------------------------------------------------------------------------------------
Containers
--------------------------------------------------------------------------------------------------
Pactiv Corp., 7.2s, 2005                                                  $30              $32,963
--------------------------------------------------------------------------------------------------

Corporate Asset-Backed and Securitized - 14.3%
--------------------------------------------------------------------------------------------------
AmeriCredit Automobile Receivables Trust, 5.37s, 2008                    $405             $422,386
--------------------------------------------------------------------------------------------------
Ameriquest Mortgage Securities, Inc., 3.027s, 2033                        750              753,098
--------------------------------------------------------------------------------------------------
Bear Stearns Adjustable Rate Mortgage Trust, 3.545s, 2033                 500              504,687
--------------------------------------------------------------------------------------------------
California Infrastructure SDG&E-1, 6.19s, 2005                              3                3,216
--------------------------------------------------------------------------------------------------
Capital One Auto Finance Trust, 4.79s, 2009                               295              311,830
--------------------------------------------------------------------------------------------------
Caterpillar Financial Asset Trust, 3.15s, 2008                           $275             $279,271
--------------------------------------------------------------------------------------------------
CIT Home Equity Loan Trust, 4.57s, 2023                                    25               25,195
--------------------------------------------------------------------------------------------------
Citibank Credit Card Master Trust I, 5.5s, 2006                            25               25,825
--------------------------------------------------------------------------------------------------
Citigroup Global Markets, Inc., 5.875s, 2006                              300              326,305
--------------------------------------------------------------------------------------------------
CNH Equipment Trust, 1.56s, 2006                                           30               30,049
--------------------------------------------------------------------------------------------------
CNH Equipment Trust, 4.3s, 2008                                            10               10,198
--------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., 5.8s, 2030                          397              417,693
--------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., 6.04s, 2030                          30               33,300
--------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., 7.03s, 2031                          70               81,435
--------------------------------------------------------------------------------------------------
Commercial Mortgage Pass-Through Certificate,
7.146s, 2018 (Interest Only)                                            4,465              136,877
--------------------------------------------------------------------------------------------------
Continental Airlines Pass-Through Trust, Inc., 6.545s, 2019                 4                3,786
--------------------------------------------------------------------------------------------------
CPS Auto Receivables Trust, 2.89s, 2009##                                 300              301,161
--------------------------------------------------------------------------------------------------
CPS Auto Receivables Trust, 3.52s, 2009##                                 200              203,062
--------------------------------------------------------------------------------------------------
Criimi Mae Corp., 7s, 2033                                                150              167,106
--------------------------------------------------------------------------------------------------
DaimlerChrysler Auto Trust, 4.21s, 2005                                    10               10,155
--------------------------------------------------------------------------------------------------
Discover Card Master Trust I, 5.85s, 2006                                  20               20,189
--------------------------------------------------------------------------------------------------
DLJ Commercial Mortgage Corp., 7.641s, 2005 (Interest Only)               100                1,642
--------------------------------------------------------------------------------------------------
Drive Auto Receivables Trust, 2.77s, 2008                                 400              399,813
--------------------------------------------------------------------------------------------------
Falcon Auto Dealership LLC, 3.88s, 2023 (Interest Only)##               1,193              228,205
--------------------------------------------------------------------------------------------------
GS Mortgage Securities Corp. II, 6.06s, 2030                                5                4,889
--------------------------------------------------------------------------------------------------
GSR Mortgage Loan Trust, 3.322s, 2032                                     250              250,000
--------------------------------------------------------------------------------------------------
GSR Mortgage Loan Trust, 4.018s, 2032                                     320              323,385
--------------------------------------------------------------------------------------------------
Household Automotive Trust, 3.44s, 2009                                   400              409,281
--------------------------------------------------------------------------------------------------
Household Home Equity Loan Trust, 1.77s, 2032                             157              156,873
--------------------------------------------------------------------------------------------------
Hyundai Automobile Receivables Trust, 2.8s, 2007##                        350              355,524
--------------------------------------------------------------------------------------------------
Ikon Receivables Funding LLC, 3.9s, 2006                                  230              234,403
--------------------------------------------------------------------------------------------------
Ikon Receivables Funding LLC, 2.33s, 2007                                 500              499,994
--------------------------------------------------------------------------------------------------
Lehman Brothers Commercial Conduit Mortgage Trust, 6.78s, 2031             70               80,188
--------------------------------------------------------------------------------------------------
Lehman Brothers Commercial Conduit Mortgage Trust, 6.84s,
2035 (Interest Only)                                                    8,040              221,213
--------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc., 7.058s, 2030                      170              186,498
--------------------------------------------------------------------------------------------------
Morgan (J.P.) Commercial Mortgage Finance Corp.,
6.613s, 2030                                                              630              709,993
--------------------------------------------------------------------------------------------------
Morgan (J.P.) Commercial Mortgage Finance Corp.,
7.325s, 2031                                                              $15              $16,072
--------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, 6.01s, 2030                                       6                6,143
--------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., 6.663s, 2030                              275              311,486
--------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., 7.51s, 2031 (Interest Only)             2,639               91,753
--------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., 6.337s, 2031                              600              674,477
--------------------------------------------------------------------------------------------------
Nationslink Funding Corp., 6.476s, 2030                                   500              566,197
--------------------------------------------------------------------------------------------------
PSE&G Transition Funding LLC, 5.74s, 2007                                  11               11,444
--------------------------------------------------------------------------------------------------
Residential Asset Mortgage Products, Inc., 3.49s, 2029                    300              305,290
--------------------------------------------------------------------------------------------------
Sallie Mae Student Loan Trust, 2.25s, 2032##                              500              503,906
--------------------------------------------------------------------------------------------------
Sallie Mae Student Loan Trust, 3.39s, 2033##                              650              652,054
--------------------------------------------------------------------------------------------------
Summit Acceptance Auto Receivables Trust, 7.51s, 2007                     219              219,620
--------------------------------------------------------------------------------------------------
Superannuation Members Home Loans Global Fund,
1.54s, 2029                                                               500              500,000
--------------------------------------------------------------------------------------------------
Thornburg Mortgage Securities Trust, 1.66s, 2043                          492              495,124
--------------------------------------------------------------------------------------------------
TIAA Commercial Real Estate Securitization Trust,
7.17s, 2032##                                                             218              240,686
--------------------------------------------------------------------------------------------------
Triad Auto Receivables Trust, 3.24s, 2009                                 410              421,123
--------------------------------------------------------------------------------------------------
Vanderbilt Mortgage & Finance, Inc., 5.17s, 2014                           10               10,182
--------------------------------------------------------------------------------------------------
Vendee Mortgage Trust, 6s, 2021                                           300              313,449
--------------------------------------------------------------------------------------------------
Washington Mutual Mortgage Securities Corp., 5.51s, 2032                    2                2,198
--------------------------------------------------------------------------------------------------
Washington Mutual Mortgage Securities Corp., 3.112s, 2033                 500              499,945
--------------------------------------------------------------------------------------------------
Washington Mutual Mortgage Securities Corp., 3.567s, 2033                 400              403,478
--------------------------------------------------------------------------------------------------
WFS Financial Owner Trust, 2.39s, 2007                                    400              403,982
--------------------------------------------------------------------------------------------------
                                                                                       $14,777,334
--------------------------------------------------------------------------------------------------
Energy - Independent - 0.8%
--------------------------------------------------------------------------------------------------
Devon Financing Corp. U.L.C., 6.875s, 2011                               $250             $287,544
--------------------------------------------------------------------------------------------------
Ocean Energy, Inc., 7.625s, 2005                                          275              306,753
--------------------------------------------------------------------------------------------------
Ocean Energy, Inc., 4.375s, 2007                                           45               46,567
--------------------------------------------------------------------------------------------------
Seagull Energy Corp., 7.875s, 2003                                        155              156,744
--------------------------------------------------------------------------------------------------
                                                                                          $797,608
--------------------------------------------------------------------------------------------------
Entertainment - 0.3%
--------------------------------------------------------------------------------------------------
Disney (Walt) Co., 6.75s, 2006                                           $315             $345,509
--------------------------------------------------------------------------------------------------

Financial Institutions - 1.1%
--------------------------------------------------------------------------------------------------
Associates Corp. of North America, 5.8s, 2004                             $10              $10,420
--------------------------------------------------------------------------------------------------
Countrywide Home Loans, Inc., 6.85s, 2004                                  78               82,425
--------------------------------------------------------------------------------------------------
Countrywide Home Loans, Inc., 5.5s, 2006                                  265              285,202
--------------------------------------------------------------------------------------------------
Countrywide Home Loans, Inc., 5.5s, 2007                                  240              259,056
--------------------------------------------------------------------------------------------------
Household Finance Corp., 8s, 2005                                         120              134,239
--------------------------------------------------------------------------------------------------
Household Finance Corp., 6.75s, 2011                                       20               22,535
--------------------------------------------------------------------------------------------------
Household Finance Corp., 6.375s, 2012                                     125              137,900
--------------------------------------------------------------------------------------------------
Household Finance Corp., 7s, 2012                                         170              194,700
--------------------------------------------------------------------------------------------------
                                                                                        $1,126,477
--------------------------------------------------------------------------------------------------
Financial Services - 2.8%
--------------------------------------------------------------------------------------------------
Credit Suisse First Boston USA, Inc., 5.875s, 2006                       $535             $584,599
--------------------------------------------------------------------------------------------------
Credit Suisse First Boston USA, Inc., 4.625s, 2008                         43               44,813
--------------------------------------------------------------------------------------------------
Credit Suisse First Boston USA, Inc., 6.125s, 2011                        160              173,747
--------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc., 7.625s, 2005                                   275              307,850
--------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., 8.25s, 2007                               120              142,553
--------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., 4s, 2008                                  250              255,347
--------------------------------------------------------------------------------------------------
Lehman Brothers, Inc., 11.625s, 2005                                      400              471,942
--------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 2.47s, 2006                                    400              400,219
--------------------------------------------------------------------------------------------------
Morgan Stanley Group, Inc., 5.8s, 2007                                    475              521,669
--------------------------------------------------------------------------------------------------
                                                                                        $2,902,739
--------------------------------------------------------------------------------------------------
Food & Beverage Products - 2.0%
--------------------------------------------------------------------------------------------------
Coors Brewing Co., 6.375s, 2012                                           $10              $11,197
--------------------------------------------------------------------------------------------------
Dole Foods, Inc., 8.625s, 2009                                            128              138,560
--------------------------------------------------------------------------------------------------
General Mills, Inc., 5.125s, 2007                                         375              403,888
--------------------------------------------------------------------------------------------------
Kellogg Co., 6s, 2006                                                     205              225,205
--------------------------------------------------------------------------------------------------
Kraft Foods, Inc., 4.625s, 2006                                           180              185,195
--------------------------------------------------------------------------------------------------
PepsiAmericas, Inc., 6s, 2004                                             200              208,908
--------------------------------------------------------------------------------------------------
PepsiAmericas, Inc., 3.875s, 2007                                         400              408,048
--------------------------------------------------------------------------------------------------
Tyson Foods, Inc., 6.625s, 2004                                           205              214,090
--------------------------------------------------------------------------------------------------
Tyson Foods, Inc., 8.25s, 2011                                            240              278,389
--------------------------------------------------------------------------------------------------
                                                                                        $2,073,480
--------------------------------------------------------------------------------------------------
Forest & Paper Products - 0.9%
--------------------------------------------------------------------------------------------------
MeadWestvaco Corp., 6.85s, 2012                                          $345             $390,316
--------------------------------------------------------------------------------------------------
Weyerhaeuser Co., 5.5s, 2005                                              385              404,479
--------------------------------------------------------------------------------------------------
Weyerhaeuser Co., 6.75s, 2012                                              80               89,620
--------------------------------------------------------------------------------------------------
                                                                                          $884,415
--------------------------------------------------------------------------------------------------
Gaming - 0.1%
--------------------------------------------------------------------------------------------------
Harrahs Operating, Inc., 7.125s, 2007                                     $85              $93,314
--------------------------------------------------------------------------------------------------
MGM Mirage, Inc., 8.5s, 2010                                                3                3,360
--------------------------------------------------------------------------------------------------
                                                                                           $96,674
--------------------------------------------------------------------------------------------------
Healthcare - 0.5%
--------------------------------------------------------------------------------------------------
HCA, Inc., 7.125s, 2006                                                  $210             $225,760
--------------------------------------------------------------------------------------------------
HCA, Inc., 8.75s, 2010                                                    235              274,830
--------------------------------------------------------------------------------------------------
                                                                                          $500,590
--------------------------------------------------------------------------------------------------
Industrial - 1.0%
--------------------------------------------------------------------------------------------------
Ingersoll-Rand Co., 6.25s, 2006                                          $460             $507,330
--------------------------------------------------------------------------------------------------
Kennametal, Inc., 7.2s, 2012                                              155              165,009
--------------------------------------------------------------------------------------------------
Timken Co., 5.75s, 2010                                                   400              407,655
--------------------------------------------------------------------------------------------------
                                                                                        $1,079,994
--------------------------------------------------------------------------------------------------
Insurance - 3.2%
--------------------------------------------------------------------------------------------------
AIG SunAmerica Global Financing IV, 5.85s, 2006##                        $260             $282,487
--------------------------------------------------------------------------------------------------
AIG SunAmerica Global Financing IX, 5.1s, 2007##                          375              399,786
--------------------------------------------------------------------------------------------------
Allstate Corp., 7.2s, 2009                                                225              262,350
--------------------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc., 4.7s, 2007                       150              154,679
--------------------------------------------------------------------------------------------------
Metlife, Inc., 3.911s, 2005                                               300              310,917
--------------------------------------------------------------------------------------------------
Metlife, Inc., 5.375s, 2012                                               300              314,701
--------------------------------------------------------------------------------------------------
Prudential Financial, Inc., 3.75s, 2008                                   400              400,000
--------------------------------------------------------------------------------------------------
Prudential Insurance Co. of America, 7.65s, 2007##                        335              381,114
--------------------------------------------------------------------------------------------------
Safeco Corp., 4.875s, 2010                                                300              305,291
--------------------------------------------------------------------------------------------------
Safeco Corp., 7.25s, 2012                                                  85               97,850
--------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., 3.75s, 2008##                          350              352,405
--------------------------------------------------------------------------------------------------
                                                                                        $3,261,580
--------------------------------------------------------------------------------------------------
Media - 1.8%
--------------------------------------------------------------------------------------------------
AOL Time Warner, Inc., 5.625s, 2005                                      $352             $370,747
--------------------------------------------------------------------------------------------------
AOL Time Warner, Inc., 6.875s, 2012                                       100              109,071
--------------------------------------------------------------------------------------------------
News America, Inc., 4.75s, 2010##                                       1,000            1,014,111
--------------------------------------------------------------------------------------------------
Time Warner, Inc., 7.975s, 2004                                           228              242,809
--------------------------------------------------------------------------------------------------
Viacom, Inc., 7.75s, 2005                                                 105              116,850
--------------------------------------------------------------------------------------------------
                                                                                        $1,853,588
--------------------------------------------------------------------------------------------------
Media - Cable - 1.4%
--------------------------------------------------------------------------------------------------
Comcast Cable Communications, Inc., 8.375s, 2007                         $350             $404,292
--------------------------------------------------------------------------------------------------
Comcast Cable Communications, Inc., 6.75s, 2011                             4                4,415
--------------------------------------------------------------------------------------------------
Comcast Corp., 5.85s, 2010                                                200              212,816
--------------------------------------------------------------------------------------------------
Cox Communications, Inc., 7.5s, 2004                                      422              450,079
--------------------------------------------------------------------------------------------------
Cox Communications, Inc., 7.125s, 2012                                    100              116,766
--------------------------------------------------------------------------------------------------
TCI Communications, Inc., 6.375s, 2003                                     35               35,000
--------------------------------------------------------------------------------------------------
TCI Communications, Inc., 9.8s, 2012                                      150              193,528
--------------------------------------------------------------------------------------------------
                                                                                        $1,416,896
--------------------------------------------------------------------------------------------------
Mining - 0.1%
--------------------------------------------------------------------------------------------------
Phelps Dodge Corp., 8.75s, 2011                                           $71              $80,145
--------------------------------------------------------------------------------------------------

Natural Gas - Pipeline - 1.1%
--------------------------------------------------------------------------------------------------
CenterPoint Energy Resources Corp., 7.875s, 2013##                       $235             $269,662
--------------------------------------------------------------------------------------------------
Kern River Funding Corp., 4.893s, 2018##                                  300              299,622
--------------------------------------------------------------------------------------------------
Kinder Morgan Energy Partners, LP, 8s, 2005                                15               16,574
--------------------------------------------------------------------------------------------------
Kinder Morgan Energy Partners, LP, 5.35s, 2007                            120              128,791
--------------------------------------------------------------------------------------------------
Kinder Morgan Energy Partners, LP, 6.75s, 2011                            110              125,100
--------------------------------------------------------------------------------------------------
Reliant Energy Resources Corp., 8.125s, 2005                              241              260,280
--------------------------------------------------------------------------------------------------
                                                                                        $1,100,029
--------------------------------------------------------------------------------------------------
Oils - 0.8%
--------------------------------------------------------------------------------------------------
Conoco Funding Co., 5.45s, 2006                                          $210             $229,131
--------------------------------------------------------------------------------------------------
LASMO (USA), Inc., 7.5s, 2006                                             175              202,822
--------------------------------------------------------------------------------------------------
Phillips Petroleum Co., 8.5s, 2005                                        210              237,153
--------------------------------------------------------------------------------------------------
Valero Energy Corp., 6.125s, 2007                                         110              117,426
--------------------------------------------------------------------------------------------------
Valero Energy Corp., 6.875s, 2012                                          15               16,690
--------------------------------------------------------------------------------------------------
                                                                                          $803,222
--------------------------------------------------------------------------------------------------
Pharmaceuticals - 0.7%
--------------------------------------------------------------------------------------------------
Wyeth Co., 5.875s, 2004                                                  $240             $248,744
--------------------------------------------------------------------------------------------------
Wyeth Co., 4.125s, 2008                                                   450              459,944
--------------------------------------------------------------------------------------------------
                                                                                          $708,688
--------------------------------------------------------------------------------------------------
Pollution Control - 0.5%
--------------------------------------------------------------------------------------------------
USA Waste Services, Inc., 7s, 2004                                       $114             $121,156
--------------------------------------------------------------------------------------------------
Waste Management, Inc., 7s, 2006                                           90               99,969
--------------------------------------------------------------------------------------------------
Waste Management, Inc., 7.375s, 2010                                       57               66,458
--------------------------------------------------------------------------------------------------
Waste Management, Inc., 6.375s, 2012                                      250              276,999
--------------------------------------------------------------------------------------------------
                                                                                          $564,582
--------------------------------------------------------------------------------------------------
Printing & Publishing - 0.4%
--------------------------------------------------------------------------------------------------
Reed Elsevier Capital, Inc., 6.125s, 2006                                $365             $398,703
--------------------------------------------------------------------------------------------------

Real Estate - 1.4%
--------------------------------------------------------------------------------------------------
Equity Office Properties Operating, LP, 7.75s, 2007                      $155             $179,396
--------------------------------------------------------------------------------------------------
Equity Office Properties Operating, LP, 6.8s, 2009                        155              174,603
--------------------------------------------------------------------------------------------------
Kimco Realty Corp., 6s, 2012                                              250              269,144
--------------------------------------------------------------------------------------------------
Simon Property Group, LP, 6.75s, 2004                                     120              125,924
--------------------------------------------------------------------------------------------------
Simon Property Group, LP, 6.375s, 2007                                    125              136,823
--------------------------------------------------------------------------------------------------
Vornado Realty Trust, 5.625s, 2007                                        525              540,559
--------------------------------------------------------------------------------------------------
                                                                                        $1,426,449
--------------------------------------------------------------------------------------------------
Retail - 0.3%
--------------------------------------------------------------------------------------------------
Limited Brands, Inc., 6.125s, 2012                                       $300             $321,639
--------------------------------------------------------------------------------------------------

Supermarkets - 0.3%
--------------------------------------------------------------------------------------------------
Kroger Co., 7.8s, 2007                                                   $270             $309,721
--------------------------------------------------------------------------------------------------

Supranational - 1.1%
--------------------------------------------------------------------------------------------------
Corporacion Andina de Fomento, 6.75s, 2005                               $120             $126,428
--------------------------------------------------------------------------------------------------
Corporacion Andina de Fomento, 6.875s, 2012                               200              213,146
--------------------------------------------------------------------------------------------------
International Bank for Reconstruction & Development,
4.77s, 2005                                                               750              789,000
--------------------------------------------------------------------------------------------------
                                                                                        $1,128,574
--------------------------------------------------------------------------------------------------
Telecommunications - Wireless - 1.0%
--------------------------------------------------------------------------------------------------
AT&T Wireless Services, Inc., 7.35s, 2006                                $236             $262,911
--------------------------------------------------------------------------------------------------
Sprint Capital Corp., 7.125s, 2006                                        411              433,605
--------------------------------------------------------------------------------------------------
Sprint Capital Corp., 6.125s, 2008                                        110              112,200
--------------------------------------------------------------------------------------------------
Verizon Wireless Capital LLC, 5.375s, 2006                                183              197,204
--------------------------------------------------------------------------------------------------
                                                                                        $1,005,920
--------------------------------------------------------------------------------------------------
Telecommunications - Wireline - 1.5%
--------------------------------------------------------------------------------------------------
AT&T Corp., 6.5s, 2006                                                   $410             $439,660
--------------------------------------------------------------------------------------------------
Citizens Communications Co., 8.5s, 2006                                   293              339,443
--------------------------------------------------------------------------------------------------
GTE Corp., 9.1s, 2003                                                      17               17,092
--------------------------------------------------------------------------------------------------
Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006                      350              373,440
--------------------------------------------------------------------------------------------------
Verizon New York, Inc., 6.875s, 2012                                      375              432,063
--------------------------------------------------------------------------------------------------
                                                                                        $1,601,698
--------------------------------------------------------------------------------------------------
Tobacco - 0.2%
--------------------------------------------------------------------------------------------------
Reynolds (R.J.) Tobacco Holdings, Inc., 7.25s, 2012                      $125             $117,826
--------------------------------------------------------------------------------------------------
UST, Inc., 6.625s, 2012                                                    90              101,729
--------------------------------------------------------------------------------------------------
                                                                                          $219,555
--------------------------------------------------------------------------------------------------
Transportation - Services - 0.1%
--------------------------------------------------------------------------------------------------
Federal Express Corp., 9.65s, 2012                                       $100             $131,873
--------------------------------------------------------------------------------------------------

U.S. Government Agencies - 22.9%
--------------------------------------------------------------------------------------------------
AID to Israel, 6.6s, 2008                                                 $15              $16,727
--------------------------------------------------------------------------------------------------
Federal Home Loan Bank, 4.875s, 2004                                    1,200            1,241,238
--------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 4.25s, 2005                             800              841,969
--------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5s, 2021                                  6                5,959
--------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.5s, 2014 - 2017                     2,052            2,139,209
--------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 6s, 2017 - 2017                         411              429,305
--------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 6.875s, 2010                          2,750            3,295,765
--------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 7s, 2005                                200              222,472
--------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. TBA 15, 5s, 2018                       2,500            2,567,187
--------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. TBA 30, 5.5s, 2033                     1,000            1,022,812
--------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 4.08s, 2031                               48               48,089
--------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 5.5s, 2016 - 2050                      3,290            3,436,622
--------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 5.722s, 2009                              71               77,859
--------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6s, 2017 - 2017                         $584             $612,070
--------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6.125s, 2012                             315              362,084
--------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6.5s, 2004 - 2017                        664              704,937
--------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6.65s, 2008                              188              201,678
--------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 7s, 2015                                   7                7,637
--------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 7.085s, 2006                             116              129,506
--------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 7.125s, 2005                           1,700            1,867,044
--------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 7.25s, 2010                            1,425            1,727,755
--------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 7.29s, 2006                              116              129,252
--------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 7.5s, 2015                                 5                5,299
--------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. TBA 30, 5.5s, 2033                        500              511,563
--------------------------------------------------------------------------------------------------
Government National Mortgage Assn., 5.204s, 2014                          196              207,866
--------------------------------------------------------------------------------------------------
Government National Mortgage Assn., 5.48s, 2015                            91               96,640
--------------------------------------------------------------------------------------------------
Government National Mortgage Assn. TBA 30, 6s, 2033                     1,000            1,045,312
--------------------------------------------------------------------------------------------------
Student Loan Marketing Assn., 5.25s, 2006                                 325              352,839
--------------------------------------------------------------------------------------------------
Student Loan Marketing Assn., 5.375s, 2013                                400              422,695
--------------------------------------------------------------------------------------------------
                                                                                       $23,729,390
--------------------------------------------------------------------------------------------------
U.S. Treasury Obligations - 9.4%
--------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 11.875s, 2003                                       $200             $211,430
--------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 7.25s, 2004                                        1,000            1,062,617
--------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 6.5s, 2005                                           680              754,534
--------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 6.75s, 2005                                          270              298,266
--------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 3s, 2007                                             100              101,371
--------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 6.125s, 2007                                       3,195            3,654,655
--------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 4s, 2012                                           2,551            2,583,584
--------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 4.375s, 2012                                         760              793,517
--------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 3.875s, 2013                                         313              313,416
--------------------------------------------------------------------------------------------------
                                                                                        $9,773,390
--------------------------------------------------------------------------------------------------
Utilities - Electric - 5.7%
--------------------------------------------------------------------------------------------------
Constellation Energy Group, Inc., 6.35s, 2007                            $350             $387,222
--------------------------------------------------------------------------------------------------
Dominion Resources, Inc., 7.6s, 2003                                       20               20,226
--------------------------------------------------------------------------------------------------
Dominion Resources, Inc., 2.8s, 2005                                      400              402,753
--------------------------------------------------------------------------------------------------
DTE Energy Co., 6s, 2004                                                  188              196,201
--------------------------------------------------------------------------------------------------
DTE Energy Co., 7.05s, 2011                                               200              230,420
--------------------------------------------------------------------------------------------------
Entergy Mississippi, Inc., 6.2s, 2004                                     $10              $10,406
--------------------------------------------------------------------------------------------------
Exelon Generation Co. LLC, 6.95s, 2011                                    375              420,376
--------------------------------------------------------------------------------------------------
FirstEnergy Corp., 6.45s, 2011                                            190              205,400
--------------------------------------------------------------------------------------------------
FPL Group Capital, Inc., 3.25s, 2006                                      500              505,654
--------------------------------------------------------------------------------------------------
MidAmerican Energy Holdings Co., 4.625s, 2007                             310              317,414
--------------------------------------------------------------------------------------------------
MidAmerican Energy Holdings Co., 5.875s, 2012                              75               78,385
--------------------------------------------------------------------------------------------------
Niagara Mohawk Power Corp., 5.375s, 2004                                  546              564,701
--------------------------------------------------------------------------------------------------
Oncor Electric Delivery Co., 5s, 2007                                     275              290,834
--------------------------------------------------------------------------------------------------
Progress Energy, Inc., 6.05s, 2007                                        360              394,679
--------------------------------------------------------------------------------------------------
PSE&G Power LLC, 6.875s, 2006                                             230              251,749
--------------------------------------------------------------------------------------------------
PSE&G Power LLC, 7.75s, 2011                                              100              118,579
--------------------------------------------------------------------------------------------------
PSEG Energy Holdings, Inc., 7.75s, 2007##                                 299              313,203
--------------------------------------------------------------------------------------------------
TXU Energy Co., 6.125s, 2008##                                            375              399,323
--------------------------------------------------------------------------------------------------
Virginia Electric & Power Co., 5.375s, 2007                               135              145,172
--------------------------------------------------------------------------------------------------
Wisconsin Energy Corp., 5.875s, 2006                                      572              623,328
--------------------------------------------------------------------------------------------------
                                                                                        $5,876,025
--------------------------------------------------------------------------------------------------
Utilities - Gas - 0.2%
--------------------------------------------------------------------------------------------------
Keyspan Corp., 6.15s, 2006                                               $175             $193,800
--------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                       $90,768,930
--------------------------------------------------------------------------------------------------

Foreign Bonds - 11.7%
--------------------------------------------------------------------------------------------------
Canada - 2.4%
--------------------------------------------------------------------------------------------------
Anderson Exploration Ltd., 6.75s, 2011 (Oils)                            $200             $225,908
--------------------------------------------------------------------------------------------------
Government of Canada, 5.25s, 2008                                          12               13,348
--------------------------------------------------------------------------------------------------
Hydro Quebec, 6.3s, 2011                                                  265              305,506
--------------------------------------------------------------------------------------------------
Province of Manitoba, 4.25s, 2006                                         475              501,218
--------------------------------------------------------------------------------------------------
Province of New Brunswick, 3.5s, 2007                                     500              512,966
--------------------------------------------------------------------------------------------------
Province of Ontario, 7s, 2005                                              80               88,929
--------------------------------------------------------------------------------------------------
Province of Ontario, 6s, 2006                                             300              331,574
--------------------------------------------------------------------------------------------------
Rogers Cable, Inc., 7.875s, 2012 (Media - Cable)                          250              267,500
--------------------------------------------------------------------------------------------------
Telus Corp., 8s, 2011 (Telecommunications)                                225              254,250
--------------------------------------------------------------------------------------------------
                                                                                        $2,501,199
--------------------------------------------------------------------------------------------------
Chile - 0.6%
--------------------------------------------------------------------------------------------------
Compania Nacional de Transmision Electrica S.A.,
7.875s, 2011 (Electric Transmission)                                     $300             $335,906
--------------------------------------------------------------------------------------------------
Corporacion Nacional del Cobre de Chile, 6.375s, 2012
(Mining)##                                                                250              264,001
--------------------------------------------------------------------------------------------------
                                                                                          $599,907
--------------------------------------------------------------------------------------------------
France - 1.4%
--------------------------------------------------------------------------------------------------
France Telecom S.A., 7.2s, 2006 (Telecommunications)                     $255             $289,597
--------------------------------------------------------------------------------------------------
France Telecom S.A., 9.25s, 2011 (Telecommunications)                     135              165,099
--------------------------------------------------------------------------------------------------
Natexis AMBS Co. LLC, 8.44s to 2008, 4.82875s to 2049
(Banks & Credit Cos.)##                                                   415              492,186
--------------------------------------------------------------------------------------------------
Socgen Real Estate Co. LLC, 7.64s to 2007, 3.852s to 2049
(Banks & Credit Cos.)##                                                   475              528,604
--------------------------------------------------------------------------------------------------
                                                                                        $1,475,486
--------------------------------------------------------------------------------------------------
Germany - 2.5%
--------------------------------------------------------------------------------------------------
Bayerische Landesbank, 1.36s, 2005 (Banks & Credit Cos.)                 $275             $274,940
--------------------------------------------------------------------------------------------------
Bayerische Landesbank, 6.375s, 2005 (Banks & Credit Cos.)                 400              442,451
--------------------------------------------------------------------------------------------------
Deutsche Telekom International Finance BV, 7.75s, 2005
(Telecommunications)                                                      415              461,022
--------------------------------------------------------------------------------------------------
KFW International Finance, Inc., 9.4s, 2004 (Financial
Institutions)                                                             205              222,133
--------------------------------------------------------------------------------------------------
KFW International Finance, Inc., 2.5s, 2005 (Financial
Institutions)                                                             800              811,548
--------------------------------------------------------------------------------------------------
KFW International Finance, Inc., 4.25s, 2005 (Financial
Institutions)                                                              25               26,224
--------------------------------------------------------------------------------------------------
Landesbank Baden-Wuerttemberg Girozentrale,
7.875s, 2004 (Banks & Credit Cos.)                                         15               15,969
--------------------------------------------------------------------------------------------------
Landesbank Baden-Wuerttemberg Girozentrale,
5.125s, 2007 (Banks & Credit Cos.)                                        300              324,164
--------------------------------------------------------------------------------------------------
                                                                                        $2,578,451
--------------------------------------------------------------------------------------------------
Iceland - 0.3%
--------------------------------------------------------------------------------------------------
Republic of Iceland, 6.125s, 2004                                        $300             $309,735
--------------------------------------------------------------------------------------------------

Italy - 0.6%
--------------------------------------------------------------------------------------------------
Republic of Italy, 4.625s, 2005                                           $25              $26,376
--------------------------------------------------------------------------------------------------
Unicredito Italiano Capital Trust II, 9.2s, 2049 (Banks &
Credit Cos.)##                                                            500              626,720
--------------------------------------------------------------------------------------------------
                                                                                          $653,096
--------------------------------------------------------------------------------------------------
Kazakhstan - 0.1%
--------------------------------------------------------------------------------------------------
Kazkommerts International BV, 8.5s, 2013 (Banks & Credit
Cos.)##                                                                  $150             $148,650
--------------------------------------------------------------------------------------------------

Mexico - 0.6%
--------------------------------------------------------------------------------------------------
BBVA Bancomer Capital Trust I, 10.5s, 2011 (Banks &
Credit Cos.)##                                                           $165             $188,100
--------------------------------------------------------------------------------------------------
Pemex Project Funding Master Trust, 9.125s, 2010 (Oils)                   335              402,000
--------------------------------------------------------------------------------------------------
                                                                                          $590,100
--------------------------------------------------------------------------------------------------
Norway - 0.2%
--------------------------------------------------------------------------------------------------
Union Bank of Norway, 7.35s, 2049 (Banks & Credit Cos.)##                $250             $252,208
--------------------------------------------------------------------------------------------------

Singapore - 0.4%
--------------------------------------------------------------------------------------------------
DBS Capital Funding Corp., 7.657s, 2049 (Banks &
Credit Cos.)##                                                           $335             $381,597
--------------------------------------------------------------------------------------------------

Sweden - 0.4%
--------------------------------------------------------------------------------------------------
AB Spintab, 7.5s, 2049 (Banks & Credit Cos.)##                           $325             $361,484
--------------------------------------------------------------------------------------------------

Tunisia - 0.3%
--------------------------------------------------------------------------------------------------
Banque Centrale de Tunisie, 7.375s, 2012 (Banks &
Credit Cos.)                                                             $260             $290,550
--------------------------------------------------------------------------------------------------

United Kingdom - 1.9%
--------------------------------------------------------------------------------------------------
Abbey National First Capital BV, 8.2s, 2004 (Banks &
Credit Cos.)                                                             $410             $445,426
--------------------------------------------------------------------------------------------------
Barclays Bank PLC, 8.55s to 2011, 4.31s to 2049 (Banks &
Credit Cos.)##                                                            170              213,222
--------------------------------------------------------------------------------------------------
British Telecommunications PLC, 2.554s, 2003
(Telecommunications)                                                       14               14,056
--------------------------------------------------------------------------------------------------
British Telecommunications PLC, 7.625s, 2005
(Telecommunications)                                                      250              283,405
--------------------------------------------------------------------------------------------------
National Westminster Bank PLC, 7.75s to 2007,
2.74s to 2049 (Banks & Credit Cos.)                                       550              631,634
--------------------------------------------------------------------------------------------------
Permanent Financing PLC, 4.2s, 2007 (Corporate Asset-
Backed)                                                                   350              364,532
--------------------------------------------------------------------------------------------------
Royal Bank of Scotland Group PLC, 8.817s, 2049 (Banks &
Credit Cos.)                                                               10               11,166
--------------------------------------------------------------------------------------------------
                                                                                        $1,963,441
--------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                    $12,105,904
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Municipal Bonds - 0.7%
--------------------------------------------------------------------------------------------------
Lakeville, MN Independent School District #194, 4.5s, 2012              $660             $708,464
--------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $101,149,145)                                           $103,583,298
--------------------------------------------------------------------------------------------------

Short-Term Obligations - 5.7%
--------------------------------------------------------------------------------------------------
Abbey National LLC, due 5/01/03                                        $3,656           $3,656,000
--------------------------------------------------------------------------------------------------
Citigroup, Inc., due 5/01/03                                            2,228            2,228,000
--------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                         $5,884,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $107,033,145)                                     $109,467,298
--------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (5.8)%                                                 (5,963,279)
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $103,504,019
--------------------------------------------------------------------------------------------------

##SEC Rule 144A restriction.
TBA - to be announced


See notes to financial statements.


---------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS          STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 4/30/03

ASSETS
Investments, at value (identified cost, $107,033,145)          $109,467,298
---------------------------------------------------------------------------------------------------
Cash                                                                338,531
---------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                     700,954
---------------------------------------------------------------------------------------------------
Interest receivable                                               1,152,679
---------------------------------------------------------------------------------------------------
Total assets                                                                           $111,659,462
---------------------------------------------------------------------------------------------------

LIABILITIES
Payable for investments purchased                                $2,634,482
---------------------------------------------------------------------------------------------------
Payable for TBA purchase commitments                              5,108,125
---------------------------------------------------------------------------------------------------
Payable for fund shares repurchased                                  38,712
---------------------------------------------------------------------------------------------------
Distribution payable                                                371,743
---------------------------------------------------------------------------------------------------
Payable to affiliates
---------------------------------------------------------------------------------------------------
  Management fee                                                        993
---------------------------------------------------------------------------------------------------
  Distribution and service fee                                          705
---------------------------------------------------------------------------------------------------
  Reimbursement fee                                                     683
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        $8,155,443
---------------------------------------------------------------------------------------------------
Net assets                                                                             $103,504,019
---------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF
Paid-in capital                                                $101,492,032
---------------------------------------------------------------------------------------------------
Unrealized appreciation on investments                            2,434,153
---------------------------------------------------------------------------------------------------
Accumulated distributions in excess of net realized gain
on investments                                                     (347,541)
---------------------------------------------------------------------------------------------------
Accumulated distributions in excess of net
investment income                                                   (74,625)
---------------------------------------------------------------------------------------------------
Total                                                                                  $103,504,019
---------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                 9,926,615
---------------------------------------------------------------------------------------------------

Class A shares
  Net assets                                                    $36,151,165
---------------------------------------------------------------------------------------------------
  Shares outstanding                                              3,466,716
---------------------------------------------------------------------------------------------------
  Net asset value per share                                                                  $10.43
---------------------------------------------------------------------------------------------------
  Offering price per share (100/95.25 X 10.43)                                               $10.95
---------------------------------------------------------------------------------------------------

Class B shares
  Net assets                                                    $15,602,621
---------------------------------------------------------------------------------------------------
  Shares outstanding                                              1,495,983
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $10.43
---------------------------------------------------------------------------------------------------

Class C shares
  Net assets                                                     $4,671,477
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                447,748
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $10.43
---------------------------------------------------------------------------------------------------

Class I shares
  Net assets                                                    $47,031,150
---------------------------------------------------------------------------------------------------
  Shares outstanding                                              4,511,602
---------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                  $10.42
---------------------------------------------------------------------------------------------------

Class R shares
  Net assets                                                        $47,606
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                  4,566
---------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                  $10.43
---------------------------------------------------------------------------------------------------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C.


See notes to financial statements.

-------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR YEAR ENDED 4/30/03

NET INVESTMENT INCOME

Interest income                                                                         $1,925,942
--------------------------------------------------------------------------------------------------
Expenses
--------------------------------------------------------------------------------------------------
  Management fee                                                     $229,810
--------------------------------------------------------------------------------------------------
  Trustees' compensation                                                  882
--------------------------------------------------------------------------------------------------
  Shareholder servicing agent fee                                      46,764
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                               73,609
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                               77,268
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                               22,851
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R)                                   68
--------------------------------------------------------------------------------------------------
  Administrative fee                                                    4,839
--------------------------------------------------------------------------------------------------
  Auditing fees                                                        34,295
--------------------------------------------------------------------------------------------------
  Registration fees                                                    71,592
--------------------------------------------------------------------------------------------------
  Custodian fee                                                        21,467
--------------------------------------------------------------------------------------------------
  Printing                                                             39,814
--------------------------------------------------------------------------------------------------
  Legal fees                                                            3,268
--------------------------------------------------------------------------------------------------
  Postage                                                               1,718
--------------------------------------------------------------------------------------------------
  Miscellaneous                                                        32,482
--------------------------------------------------------------------------------------------------
Total expenses                                                       $660,727
--------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                 (1,022)
--------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser and distributor        (252,184)
--------------------------------------------------------------------------------------------------
Net expenses                                                                              $407,521
--------------------------------------------------------------------------------------------------
Net investment income                                                                   $1,518,421
--------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) (identified cost basis)
--------------------------------------------------------------------------------------------------
  Investment transactions                                            $347,722
--------------------------------------------------------------------------------------------------
  Futures contracts                                                   (15,069)
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                                          $332,653
--------------------------------------------------------------------------------------------------
Change in unrealized appreciation on investments                                        $2,406,857
--------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                         $2,739,510
--------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                  $4,257,931
--------------------------------------------------------------------------------------------------


See notes to financial statements.


------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS      STATEMENT OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 4/30                                                2003                   2002

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income                                             $1,518,421               $81,319
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                              332,653                (3,402)
--------------------------------------------------------------------------------------------------
Net unrealized gain on investments                                 2,406,857                11,585
------------------------------------------------------------    ------------            ----------
Increase in net assets from operations                            $4,257,931               $89,502
------------------------------------------------------------    ------------            ----------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income
--------------------------------------------------------------------------------------------------
  Class A                                                        $(1,019,402)             $(24,346)
--------------------------------------------------------------------------------------------------
  Class B                                                           (307,813)                 (804)
--------------------------------------------------------------------------------------------------
  Class C                                                            (90,332)                  (77)
--------------------------------------------------------------------------------------------------
  Class I                                                           (745,297)              (56,603)
--------------------------------------------------------------------------------------------------
  Class R                                                               (618)                   --
--------------------------------------------------------------------------------------------------
From net realized gain on investments
--------------------------------------------------------------------------------------------------
  Class A                                                            (34,938)                   --
--------------------------------------------------------------------------------------------------
  Class B                                                            (12,353)                   --
--------------------------------------------------------------------------------------------------
  Class C                                                             (3,560)                   --
--------------------------------------------------------------------------------------------------
  Class I                                                            (19,465)                   --
--------------------------------------------------------------------------------------------------
In excess of net investment income
--------------------------------------------------------------------------------------------------
  Class A                                                                 --                (2,622)
--------------------------------------------------------------------------------------------------
  Class B                                                                 --                   (87)
--------------------------------------------------------------------------------------------------
  Class C                                                                 --                    (8)
--------------------------------------------------------------------------------------------------
  Class I                                                                 --                (6,098)
------------------------------------------------------------    ------------            ----------
Total distributions declared to shareholders                     $(2,233,778)             $(90,645)
------------------------------------------------------------    ------------            ----------
Net increase in net assets from fund share transactions          $98,861,950            $1,468,299
------------------------------------------------------------    ------------            ----------
Total increase in net assets                                    $100,886,103            $1,467,156
------------------------------------------------------------    ------------            ----------

NET ASSETS

At beginning of period                                            $2,617,916            $1,150,760
--------------------------------------------------------------------------------------------------
At end of period (including accumulated distributions in
excess of net investment income of $74,625 and $1,491,
respectively)                                                   $103,504,019            $2,617,916
--------------------------------------------------------------------------------------------------


See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------

The Financial Highlights provide per share amounts and certain ratios to summarize the effect of fund operations and any distributions to a shareholder of each share class.

FOR YEARS ENDED 4/30

                                                                                                                  PERIOD ENDED
CLASS A                                             2003              2002            2001            2000            4/30/99*

Net asset value, beginning of period               $9.92             $9.85           $9.38           $9.88              $10.00
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income(S)                         $0.35             $0.49           $0.67           $0.64               $0.18
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments                                    0.68              0.23            0.48           (0.49)              (0.14)
----------------------------------------------    ------            ------          ------          ------              ------
Total from investment operations                   $1.03             $0.72           $1.15           $0.15               $0.04
----------------------------------------------    ------            ------          ------          ------              ------

LESS DISTRIBUTIONS

  From net investment income                      $(0.51)           $(0.59)         $(0.68)         $(0.65)             $(0.16)
------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments            (0.01)               --              --              --                  --
------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                  --             (0.06)             --              --                  --
----------------------------------------------    ------            ------          ------          ------              ------
Total distributions                               $(0.52)           $(0.65)         $(0.68)         $(0.65)             $(0.16)
----------------------------------------------    ------            ------          ------          ------              ------
Net asset value, end of period                    $10.43             $9.92           $9.85           $9.38               $9.88
----------------------------------------------    ------            ------          ------          ------              ------
Total return (%)(+)                                10.59              7.47           12.63            1.62                0.44++
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                          0.75              0.41            0.03            0.04                0.27+
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         3.48              5.62            7.02            6.69                5.53+
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    79                75             133             147                 155
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                    $36,151            $1,391            $235          $1,022              $1,005
------------------------------------------------------------------------------------------------------------------------------

   (S) Effective March 1, 2002, MFS has voluntarily agreed under temporary expense agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived a portion of their fees for the periods indicated. Prior to March 1,
       2002, MFS had voluntarily agreed, under a temporary expense agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. Prior to February 1, 1999, the fund paid MFS a fee not greater than 1.00% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                       $0.28            $(0.29)          $0.28           $0.25              $(0.09)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
Expenses##                                          1.41              9.37            4.13            4.10                8.60+
------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.82             (3.34)           2.92            2.63               (2.80)+
------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended
       April 30, 2002, was to decrease net investment income per share by $0.05, increase net realized and unrealized gains and losses per share by $0.05, and to decrease the ratio of net investment income to average net assets by 0.52%. Per share, ratios, and supplemental data for periods prior to May 1, 2001, have not been restated to reflect this change.
     * For the period from the commencement of the fund's investment operations, December 31, 1998, through April 30, 1999.
     + Annualized.
    ++ Not annualized.
     # Per share data is based on average shares outstanding.
    ## Ratios do not reflect expense reductions from fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FOR YEARS ENDED 4/30

                                                                                   PERIOD ENDED
CLASS B                                                              2003              4/30/02*
Net asset value, beginning of period                                $9.92                $10.03
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS#(S)(S)
  Net investment income(S)                                          $0.27                 $0.07
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments             0.67                 (0.10)
----------------------------------------------------------------  -------      ----------------
Total from investment operations                                    $0.94                $(0.03)
----------------------------------------------------------------  -------      ----------------
LESS DISTRIBUTIONS
  From net investment income                                       $(0.42)               $(0.07)
------------------------------------------------------------------------------------------------
  From net realized gain on investments                             (0.01)                  --
------------------------------------------------------------------------------------------------
  In excess of net investment income                                   --                 (0.01)
----------------------------------------------------------------  -------      ----------------
Total distributions                                                $(0.43)               $(0.08)
----------------------------------------------------------------  -------      ----------------
Net asset value, end of period                                     $10.43                 $9.92
----------------------------------------------------------------  -------      ----------------
Total return (%)                                                     9.66                 (0.27)++
------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA(S):
Expenses##                                                           1.60                  1.61+
------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                          2.63                  4.49+
------------------------------------------------------------------------------------------------
Portfolio turnover                                                     79                    75
------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                         $15,603                  $234
------------------------------------------------------------------------------------------------

(S) Effective March 1, 2002, MFS has voluntarily agreed under temporary expense agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. In addition, the investment adviser waived a portion of its fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                                        $0.22                $(0.07)
------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------

Expenses##                                                           2.06                 10.47+
------------------------------------------------------------------------------------------------
Net investment income (loss)                                         2.17                 (4.37)+
------------------------------------------------------------------------------------------------

(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the period ended April 30, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses by $0.01, and to decrease the ratio of net investment income to average net assets by 0.52%.
    *  For the period from the inception of Class B shares, March 1, 2002, through April 30,
       2002.
    +  Annualized.
    ++ Not annualized.
    #  Per share data is based on average shares outstanding.
    ## Ratios do not reflect expense reductions from fees paid indirectly.

See notes to financial statements.

FOR YEARS ENDED 4/30

                                                                                   PERIOD ENDED
CLASS C                                                              2003              4/30/02*
Net asset value, beginning of period                                $9.92                $10.03
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS#(S)(S)
  Net investment income(S)                                          $0.26                 $0.07
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments             0.68                 (0.10)
--------------------------------------------------------------   --------                ------
Total from investment operations                                    $0.94                $(0.03)
--------------------------------------------------------------   --------                ------
LESS DISTRIBUTIONS
  From net investment income                                       $(0.42)               $(0.07)
------------------------------------------------------------------------------------------------
  In excess of net investment income                                   --                 (0.01)
------------------------------------------------------------------------------------------------
  From net realized gain on investments                             (0.01)                   --
--------------------------------------------------------------   --------                ------
Total distributions                                                $(0.43)               $(0.08)
--------------------------------------------------------------   --------                ------
Net asset value, end of period                                     $10.43                 $9.92
--------------------------------------------------------------   --------                ------
Total return (%)                                                     9.63                 (0.27)
------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA(S):
Expenses##                                                           1.60                  1.61+
------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                          2.60                  4.35+
------------------------------------------------------------------------------------------------
Portfolio turnover                                                     79                    75
------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                          $4,671                   $13
------------------------------------------------------------------------------------------------
(S) Effective March 1, 2002, MFS has voluntarily agreed under temporary expense agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. In addition, the investment adviser waived a portion of its fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                                        $0.21                $(0.07)
------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                                           2.06                 10.47+
------------------------------------------------------------------------------------------------
Net investment income (loss)                                         2.14                 (4.51)+
------------------------------------------------------------------------------------------------
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the period ended April 30, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses by $0.01, and to decrease the ratio of net investment income to average net assets by 0.51%.
     * For the period from the inception of Class C shares, March 1, 2002, through April 30, 2002.
     + Annualized.
    ++ Not annualized.
     # Per share data is based on average shares outstanding.
    ## Ratios do not reflect expense reductions from fees paid indirectly.

See notes to financial statements.

FOR YEARS ENDED 4/30

                                                                                                                 PERIOD ENDED
CLASS I                                            2003             2002            2001            2000             4/30/99*

Net asset value, beginning of period              $9.92            $9.84           $9.38           $9.87               $10.00
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income(S)                        $0.34            $0.59           $0.68           $0.65                $0.19
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investments                            0.69             0.14            0.46           (0.49)               (0.16)
----------------------------------------------    ------            ------          ------          ------              ------
Total from investment operations                  $1.03            $0.73           $1.14           $0.16                $0.03
----------------------------------------------    ------            ------          ------          ------              ------

LESS DISTRIBUTIONS

  From net investment income                     $(0.52)          $(0.59)         $(0.68)         $(0.65)              $(0.16)
------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments          $(0.01)              --              --              --                   --
------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                 --            (0.06)             --              --                   --
----------------------------------------------    ------            ------          ------          ------              ------
Total distributions                              $(0.53)          $(0.65)         $(0.68)         $(0.65)              $(0.16)
----------------------------------------------    ------            ------          ------          ------              ------
Net asset value, end of period                   $10.42            $9.92           $9.84           $9.38                $9.87
----------------------------------------------    ------            ------          ------          ------              ------
Total return (%)                                  10.65             7.60           12.52            1.72                 0.33++
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                         0.60             0.13            0.03            0.04                 0.27+
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                        3.58             5.90            6.96            6.80                 5.43+
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                   79               75             133             147                  155
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                   $47,031             $980            $915              $0+++                $0+++
------------------------------------------------------------------------------------------------------------------------------

   (S) Effective March 1, 2002, MFS has voluntarily agreed under temporary expense agreement, to pay all of the fund's operating expenses, exclusive of management fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fees for the periods indicated. Prior to March 1, 2002, MFS had voluntarily agreed, under a temporary expense agreement, to pay all of the fund's operating expenses, exclusive of management fees. Prior to February 1, 1999, the fund paid MFS a fee not greater than 1.00% of average daily net assets. In addition, the investment adviser voluntarily waived its fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                      $0.30           $(0.30)          $0.28           $0.30               $(0.09)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                         1.06             8.99            4.13            3.75                 8.25+
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                       3.12            (2.96)           2.86            3.09                (2.55)+
-----------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended April 30, 2002, was to decrease net investment income per share by $0.05, increase net realized and unrealized gains and losses per share by $0.05, and to decrease the ratio of net investment income to average net assets by 0.52%. Per share, ratios, and supplemental data for periods prior to May 1, 2001, have not been restated to reflect this change.
     * For the period from the commencement of the fund's investment operations, December 31, 1998, through April 30, 1999.
     + Annualized.
    ++ Not annualized.
   +++ Class I net assets were less than $500. # Per share data is based on average shares outstanding.
    ## Ratios do not reflect expense reductions from fees paid indirectly.


See notes to financial statements.

                                                                 PERIOD ENDED
CLASS R                                                              4/30/03*

Net asset value, beginning of period                                   $10.34
-----------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#
  Net investment income(S)                                              $0.10
-----------------------------------------------------------------------------
  Net realized and unrealized gain on investments                        0.14###
-----------------------------------------------------------------------------
Total from investment operations                                        $0.24
-----------------------------------------------------------------------------

LESS DISTRIBUTIONS
  From net investment income                                           $(0.15)
-----------------------------------------------------------------------------
Net asset value, end of period                                         $10.43
-----------------------------------------------------------------------------
Total return (%)                                                         2.36++
-----------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):
Expenses##                                                               1.10+
-----------------------------------------------------------------------------
Net investment income                                                    3.06+
-----------------------------------------------------------------------------
Portfolio turnover                                                         79
-----------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                 $48
-----------------------------------------------------------------------------

(S) Effective March 1, 2002, MFS has voluntarily agreed under temporary expense agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income (loss) per share and the ratios would have been:

Net investment income                                                    $0.09
------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                                                1.56+
------------------------------------------------------------------------------
Net investment income                                                     2.60+
------------------------------------------------------------------------------

  * For the period from the commencement of Class R shares, December 31, 2002, through April 30, 2003.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from fees paid indirectly.
### The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.


See notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION
MFS Intermediate Investment Grade Bond Fund (the fund) is a non-diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES
GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the fund's portfolio are valued at an evaluated bid price on the basis of quotes from brokers and dealers or on the basis of valuations furnished by a pricing service. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

All other securities (other than short-term obligations), including futures contracts in the fund's portfolio for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign), will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities or futures contracts are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices.

Short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short- term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations.

Portfolio investments for which market quotations are not readily available or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

FUTURES CONTRACTS - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. The fund may enter into TBA (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 1.0%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above. The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended April 30, 2003 and April 30, 2002 was as follows:

                                                    4/30/03             4/30/02

Distributions declared from:
  Ordinary income                                $2,229,087             $90,645
-------------------------------------------------------------------------------
  Long-term capital gain                              4,691                  --
-------------------------------------------------------------------------------
Total distributions declared                     $2,233,778             $90,645
-------------------------------------------------------------------------------

During the year ended April 30, 2003, accumulated distributions in excess of net investment income decreased by $571,907 and accumulated distributions in excess of net realized gain on investments decreased by $571,907 due to differences between book and tax accounting for mortgage-backed securities, currency transactions and amortization and accretion on debt securities. This change had no effect on the net assets or net asset value per share.

At April 30, 2003, accumulated distributions in excess of net investment income, and accumulated distributions in excess of net realized gain on investments under book accounting were different from tax accounting due to temporary differences in accounting for currency transactions and accretion of premium on debt securities.

As of April 30, 2003, the components of distributable earnings on a tax basis were as follows:

    Undistributed ordinary income                                 $543,714
    ----------------------------------------------------------------------
    Unrealized appreciation                                      1,856,640
    ----------------------------------------------------------------------
    Other temporary differences                                   (388,367)
    ----------------------------------------------------------------------

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the year ended April 30, 2003 were 0.35% of average daily net assets on an annualized basis.

Effective March 1, 2002, the fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets for Class A, Class B, Class C, Class I and Class R. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At April 30, 2003, aggregate unreimbursed expenses amounted to $166,864. This voluntary reduction in the management fee effective April 30, 2003 may be rescinded by MFS only with the approval of the fund's Board of Trustees.

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

ADMINISTRATOR - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

    First $2 billion                                               0.0175%
    ----------------------------------------------------------------------
    Next $2.5 billion                                              0.0130%
    ----------------------------------------------------------------------
    Next $2.5 billion                                              0.0005%
    ----------------------------------------------------------------------
    In excess of $7 billion                                        0.0000%
    ----------------------------------------------------------------------

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $22,880 for the year ended April 30, 2003, as its portion of the sales charge on sales of Class A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, and Class R shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                              CLASS A       CLASS B       CLASS C       CLASS R

Distribution Fee                0.10%         0.75%         0.75%         0.25%
-------------------------------------------------------------------------------
Service Fee                     0.25%         0.25%         0.25%         0.25%
-------------------------------------------------------------------------------
Total Distribution Plan         0.35%         1.00%         1.00%         0.50%
-------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended April 30, 2003, amounted to:

                              CLASS A       CLASS B       CLASS C       CLASS R
Service Fee Retained by MFD    $1,848           $14            $2            $0
-------------------------------------------------------------------------------

Payment of the 0.10% per annum of the Class A distribution fee, and 0.10% per annum portion of the Class A service fee that is not currently being charged, will be implemented on such a date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the year ended April 30, 2003, were as follows:

                              CLASS A       CLASS B       CLASS C       CLASS R

Total Distribution Plan         0.15%         1.00%         1.00%         0.50%
-------------------------------------------------------------------------------

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for Class A shares, 12 months following the purchase, and, for Class C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended April 30, 2003, were as follows:

                                                 CLASS A    CLASS B    CLASS C

Contingent Deferred Sales Charges Imposed             $0    $21,224     $1,760
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENT - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.11%. Prior to April 1, 2003, the fee was 0.10 % of the fund's average daily net assets.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES            SALES

U.S. government securities                         $59,994,380      $28,140,242
-------------------------------------------------------------------------------

Investments (non-U.S. government securities)       $76,163,068       $9,124,145
-------------------------------------------------------------------------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

     Aggregate cost                                        $107,610,659
     ------------------------------------------------------------------
     Gross unrealized appreciation                           $2,047,243
     ------------------------------------------------------------------
     Gross unrealized depreciation                             (190,604)
     ------------------------------------------------------------------
     Net unrealized appreciation                             $1,856,639
     ------------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                Year ended 4/30/03                 Year ended 4/30/02
                                            SHARES            AMOUNT            SHARES            AMOUNT

CLASS A SHARES
Shares sold                                  3,620,157        $36,808,485          115,720        $1,159,120
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                   18,576            191,160            1,488            14,909
------------------------------------------------------------------------------------------------------------
Shares reacquired                             (312,134)        (3,191,231)            (998)          (10,006)
------------------------------------------------------------------------------------------------------------
Net increase                                 3,326,599        $33,808,414          116,210        $1,164,023
------------------------------------------------------------------------------------------------------------

                                                Year ended 4/30/03                Period ended 4/30/02*
                                            SHARES            AMOUNT            SHARES            AMOUNT

CLASS B SHARES
Shares sold                                  1,713,055        $17,528,658           23,803          $235,005
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                   22,185            228,330               10                94
------------------------------------------------------------------------------------------------------------
Shares reacquired                             (262,852)        (2,699,734)            (218)           (2,146)
------------------------------------------------------------------------------------------------------------
Net increase                                 1,472,388        $15,057,254           23,595          $232,953
------------------------------------------------------------------------------------------------------------

                                                Year ended 4/30/03                Period ended 4/30/02*
                                            SHARES            AMOUNT            SHARES            AMOUNT

CLASS C SHARES
Shares sold                                    567,241         $5,806,103            1,355           $13,441
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                    6,123             63,025                3                33
------------------------------------------------------------------------------------------------------------
Shares reacquired                             (126,964)        (1,298,344)             (10)             (101)
------------------------------------------------------------------------------------------------------------
Net increase                                   446,400         $4,570,784            1,348           $13,373
------------------------------------------------------------------------------------------------------------

                                                Year ended 4/30/03                 Year ended 4/30/02
                                            SHARES            AMOUNT            SHARES            AMOUNT

CLASS I SHARES
Shares sold                                  4,398,671        $45,228,052               --               $--
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                   57,928            597,300            5,785            57,950
------------------------------------------------------------------------------------------------------------
Shares reacquired                              (43,778)          (447,132)              --                --
------------------------------------------------------------------------------------------------------------
Net increase                                 4,412,821        $45,378,220            5,785           $57,950
------------------------------------------------------------------------------------------------------------

* For the period from the inception of Class B and C shares, March 1, 2002, through April 30, 2002.

                                              Period ended 4/30/03**
                                            SHARES            AMOUNT

CLASS R SHARES

Shares sold                                      4,527            $46,876
-------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                       44                453
-------------------------------------------------------------------------
Shares reacquired                                   (5)               (51)
-------------------------------------------------------------------------
Net increase                                     4,566            $47,278
-------------------------------------------------------------------------
** For the period from the inception of Class R shares, December 31, 2002, through April 30, 2003.

(6) LINE OF CREDIT
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $535 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

(7) FINANCIAL INSTRUMENTS
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no outstanding financial instruments with off-balance-sheet risk at the end of the period.

(8) CHANGE IN ACCOUNTING PRINCIPLE
As required, effective May 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to May 1, 2001, the fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $4,904 reduction in cost of securities and a corresponding $4,904 increase in net unrealized appreciation, based on securities held by the fund on April 30, 2001.

The effect of this change for the year ended April 30, 2002 was to decrease net investment income by $7,317, increase net unrealized appreciation by $6,962, and decrease net realized losses by $355. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To The Trustees of MFS Series Trust IX and Shareholders of MFS Intermediate Investment Grade Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Intermediate Investment Grade Bond Fund (a portfolio of MFS Series Trust IX (the Trust)) as of April 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of April 30, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Intermediate Investment Grade Bond Fund as of April 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period the ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 11, 2003

--------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------------------------------------

The following tables present certain information regarding the Trustees and officers of MFS Series Trust IX, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             Name, age, position with the Trust, principal occupation, and other directorships(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES(2) (born 06/02/55)                     ABBY M. O'NEILL (born 04/27/28)
Chairman                                                 Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Rockefeller Financial Services,
                                                         Inc. (investment advisers), Chairman and Chief
JOHN W. BALLEN(2) (born 09/12/59)                        Executive Officer
Trustee and President
Massachusetts Financial Services Company, Chief          LAWRENCE T. PERERA (born 06/23/35)
Executive Officer and Director                           Trustee
                                                         Hemenway & Barnes (attorneys), Partner
KEVIN R. PARKE(2) (born 12/14/59)
Trustee                                                  WILLIAM J. POORVU (born 04/10/35)
Massachusetts Financial Services Company,                Trustee
President, Chief Investment Officer and Director         Private investor; Harvard University Graduate
                                                         School of Business Administration, Class of 1961
INDEPENDENT TRUSTEES                                     Adjunct Professor in Entrepreneurship Emeritus;
                                                         CBL & Associates Properties, Inc. (real estate
LAWRENCE H. COHN, M.D. (born 03/11/37)                   investment trust), Director
Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38)
Surgery; Harvard Medical School, Professor of            Trustee
Surgery                                                  Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
WILLIAM R. GUTOW (born 09/27/41)                         (investor in health care companies), Managing
Trustee                                                  General Partner (since 1993); Cambridge
Private investor and real estate consultant;             Nutraceuticals (professional nutritional
Capitol Entertainment Management Company (video          products), Chief Executive Officer (until May
franchise), Vice Chairman                                2001)

J. ATWOOD IVES (born 05/01/36)                           ELAINE R. SMITH (born 04/25/46)
Trustee                                                  Trustee
Private investor; KeySpan Corporation (energy            Independent health care industry consultant
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        WARD SMITH (born 09/13/30)
and Chief Executive Officer (until November 2000)        Trustee
                                                         Private investor

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Trustees and Officers - continued

OFFICERS

JEFFREY L. SHAMES (born 06/02/55)                        ROBERT R. FLAHERTY (born 09/18/63)
Chairman                                                 Assistant Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
                                                         President (since August 2000); UAM Fund Services,
JOHN W. BALLEN (born 09/12/59)                           Senior Vice President (prior to August 2000)
Trustee and President
Massachusetts Financial Services Company, Chief          RICHARD M. HISEY (born 08/29/58)
Executive Officer and Director                           Treasurer
                                                         Massachusetts Financial Services Company, Senior
JAMES R. BORDEWICK, JR. (born 03/06/59)                  Vice President (since July 2002); The Bank of New
Assistant Secretary and Assistant Clerk                  York, Senior Vice President (September 2000 to
Massachusetts Financial Services Company, Senior         July 2002); Lexington Global Asset Managers, Inc.,
Vice President and Associate General Counsel             Executive Vice President and Chief Financial
                                                         Officer, General Manager, Mutual Funds (prior to
STEPHEN E. CAVAN (born 11/06/53)                         September 2000)
Secretary and Clerk
Massachusetts Financial Services Company, Senior         ELLEN MOYNIHAN (born 11/13/57)
Vice President, General Counsel and Secretary            Assistant Treasurer
                                                         Massachusetts Financial Services Company, Vice
STEPHANIE A. DESISTO (born 10/1/53)                      President
Assistant Treasurer
Massachusetts Financial Services Company, Vice           JAMES O. YOST (born 06/12/60)
President (since April 2003); Brown Brothers             Assistant Treasurer
Harriman & Co., Senior Vice President (November          Massachusetts Financial Services Company, Senior
2002 to April 2003); ING Groep N.V./Aeltus               Vice President
Investment Management, Senior Vice President
(prior to November 2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith, have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Sherratt and Smith, and Ms. O'Neill, were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.
--------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                       CUSTODIANS
Massachusetts Financial Services Company                 State Street Bank and Trust Company
500 Boylston Street, Boston, MA                          225 Franklin Street, Boston, MA
02116-3741                                               02110

DISTRIBUTOR                                              AUDITORS
MFS Fund Distributors, Inc.                              Deloitte & Touche LLP
500 Boylston Street, Boston, MA                          200 Berkeley St.
02116-3741                                               Boston, MA 02116

PORTFOLIO MANAGER
James J. Calmas(1)

(1) MFS Investment Management

--------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
--------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

You can obtain a prospectus for any MFS product from your investment professional. The prospectus contains complete information on the fees and risks associated with investing. Read the prospectus carefully before investing or sending money.

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
--------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o    data from investment applications and other forms

o    share balances and transactional history with us, our affiliates, or others

o    facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.


--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED)

In January 2004, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2003.

The fund has designated $4,691 as a capital gain dividend for the year ended April 30, 2003.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONTACT INFORMATION
--------------------------------------------------------------------------------

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 2281
                Boston, MA 02107-9906

Type of Information          Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information          1-800-225-2606         8 a.m. to 8 p.m., any
                                                    business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired  1-800-637-6576         9 a.m. to 5 p.m., any
                                                    business day
--------------------------------------------------------------------------------
Shares prices, account       1-800-MFS-TALK
balances                     (1-800-637-8255)
exchanges or stock and       touch-tone required    24 hours a day, 365 days a
bond outlooks                                       year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to WWW.MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to www.mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available to you.

[Logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741



(C)2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116.

                                                             IBF-ANN-6/03  12.7M

MFS(R) Mutual Funds
ANNUAL REPORT 4/30/03

MFS(R) LIMITED
MATURITY FUND

A path for pursuing opportunity

[graphic omitted]

                                                          [logo] M F S(R)
                                                          INVESTMENT MANAGEMENT

MFS(R) LIMITED MATURITY FUND

The fund seeks as high a level of current income as is believed to be consistent with prudent investment risk. Its secondary objective seeks to protect shareholders' capital.

TABLE OF CONTENTS
------------------------------------------------------
LETTER FROM THE CHAIRMAN                           1
------------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           4
------------------------------------------------------
MANAGEMENT REVIEW                                  5
------------------------------------------------------
PERFORMANCE SUMMARY                                7
------------------------------------------------------
PORTFOLIO OF INVESTMENTS                          11
------------------------------------------------------
FINANCIAL STATEMENTS                              23
------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     34
------------------------------------------------------
INDEPENDENT AUDITORS' REPORT                      44
------------------------------------------------------
TRUSTEES AND OFFICERS                             45
------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES
OF INVESTORS                                      47
------------------------------------------------------
MFS PRIVACY POLICY                                48
------------------------------------------------------
FEDERAL TAX INFORMATION                           48
------------------------------------------------------
CONTACT INFORMATION                               49



--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
         NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN
------------------------------------------------------------------------------


Dear Shareholders,

[Photo of Jeffrey L. Shames]

Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company you own whether it is in the U.S. or anywhere across the globe.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity analysts, 27 based in the U.S. and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities across the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our fund shareholders.

THINKING GLOBALLY
More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers across the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As markets across the globe become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK
Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers - no matter how talented they may be - can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, email, and PDAs (Personal Digital Assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS' culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work towards delivering superior long term investment performance for our fund shareholders. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss the trends around the world affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspective they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry and its ability to grow its market share. Conversely, our fixed income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER
Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,


/s/ Jeffrey L. Shames
Jeffrey L. Shames
Chairman
MFS Investment Management(R)

May 30, 2003

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
--------------------------------------------------------------------------------

THE HUMAN SIDE OF MONEY MANAGEMENT

For more than 75 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o    global asset management expertise across all asset classes

o    time-tested money management process for pursuing consistent results

o    full spectrum of investment products backed by MFS Original Research(R)

o    resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o    analyzing financial statements and balance sheets

o    talking extensively with companies' customers and competitors

o    developing our own proprietary estimates of companies' earnings

--------------------------------------------------------------------------------
MANAGEMENT REVIEW
--------------------------------------------------------------------------------

A VOLATILE PERIOD
The market environment during the past 12 months can be looked at as a tale of two half-years.

In the first half of the period, accounting scandal and fraud in some of the United States' largest companies were front-page news. Stocks plunged across most industries as investors lost faith in corporate America. Prices of U.S. corporate bonds similarly came under pressure. Investment-grade corporate bonds, even those issued by companies with clean balance sheets, became less attractive to potential buyers. We saw a flight to quality last summer as investors sold corporate bonds in favor of U.S. government securities.

During the second half of the period, beginning in October 2002, the corporate bond market rebounded as new government regulations helped to restore investor confidence in the credibility of financial reports, and companies started to address investor concerns about liquidity and the amount of debt on their books.

PORTFOLIO CONCENTRATION AS OF 4/30/03

PIE CHART:

High Grade Corporates                   48.2%
Mortgage Backed                         13.5%
Asset Backed                            12.8%
Government Agency                        9.0%
International                            5.4%
Commercial Mortgage Backed Securities    4.3%
Cash                                     3.0%
Residential Mortgage Backed Securities   3.0%
Other                                    0.8%

The portfolio is actively managed, and current holdings may be different.


Throughout much of the period, the fund was overweighted in corporate bonds, and asset-backed and mortgage-backed securities, and underweighted in both U.S. Treasuries and U.S. government agency securities relative to its benchmark, the Lehman Brothers One- to Three-Year Government/Credit Index (the Lehman Index). While this allocation alternately hurt and helped performance over the course of the year, the fund ultimately underperformed the Lehman Index, but outperformed the average short-term investment-grade debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance.

TELECOMMUNICATIONS, UTILITIES WEAK
Consistent with performance in many credit markets, our corporate bond holdings in some sectors struggled over the period, especially those in telecom and utilities, industries which were noted for big-name disappointments. Unfortunately, the fund owned WorldCom bonds, and when WorldCom's accounting fraud was exposed, the bonds declined significantly in value.

Our utilities holdings also did not perform as well as expected. In the wake of deregulation, many of the companies whose bonds we owned had borrowed money to expand and purchase generating capacity to meet anticipated demand. But energy demand and prices did not rise enough to provide an adequate return on the capital invested. As a result, profitability declined, leading to the underperformance of these bonds as measured against U.S. Treasury securities. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

SECTOR SELECTION AND DIVERSE HOLDINGS HELPED PERFORMANCE
The fund's mortgage- and asset-backed holdings benefited fund performance when the corporate bond market soured in the summer months, as investors looking for high credit quality and additional yield over treasuries drove up prices. The fund's corporate bond holdings added positive returns in the fourth quarter of 2002, when the corporate bond market started to rebound.

Throughout the period, a relatively large portion of the portfolio was invested in financial companies, such as banks, brokerage firms and finance companies, which performed well. Bank bonds - in particular those issued by banks with strong capital bases that controlled credit exposure - turned in strong performance for the fund.


/s/ James J. Calmas
James J. Calmas
Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Past performance is no guarantee of future results.

------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 4/30/03
------------------------------------------------------------------------------

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. (See Notes to Performance Summary.) It is not possible to invest directly in an index.


LINE CHART

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

          Lehman Brothers One- to Three-Year      MFS Limited Maturity Fund -
          Government/Credit Index                 Class A

4/93           $ 9,750                                 $10,000
4/95            10,510                                  10,760
4/97            11,958                                  12,218
4/99            13,211                                  13,882
4/01            14,868                                  15,818
4/03            16,564                                  17,934


TOTAL RETURNS

Cumulative without sales charge

                  Class
    Share       inception
    class         date          1-yr        3-yr        5-yr       10-yr

      A          2/26/92        5.58%      22.07%      30.72%      69.89%
-------------------------------------------------------------------------
      B          9/7/93         4.76%      19.17%      25.69%      56.87%
-------------------------------------------------------------------------
      C          7/1/94         4.68%      18.85%      25.13%      57.30%
-------------------------------------------------------------------------
      I          1/2/97         5.59%      22.32%      31.41%      70.89%
-------------------------------------------------------------------------
      R         12/31/02        5.48%      21.96%      30.60%      69.74%
-------------------------------------------------------------------------
    529A         7/31/02        5.35%      21.81%      30.44%      69.52%
-------------------------------------------------------------------------
    529B         7/31/02        4.67%      21.02%      29.60%      68.43%
-------------------------------------------------------------------------
    529C         7/31/02        4.77%      21.14%      29.72%      68.59%
-------------------------------------------------------------------------


Average annual without sales charge

    Share
    class                       1-yr        3-yr        5-yr       10-yr
-------------------------------------------------------------------------
      A                         5.58%       6.87%       5.50%       5.44%
-------------------------------------------------------------------------
      B                         4.76%       6.02%       4.68%       4.61%
-------------------------------------------------------------------------
      C                         4.68%       5.92%       4.59%       4.63%
-------------------------------------------------------------------------
      I                         5.59%       6.95%       5.62%       5.50%
-------------------------------------------------------------------------
      R                         5.48%       6.84%       5.48%       5.43%
-------------------------------------------------------------------------
    529A                        5.35%       6.80%       5.46%       5.42%
-------------------------------------------------------------------------
    529B                        4.67%       6.57%       5.32%       5.35%
-------------------------------------------------------------------------
    529C                        4.77%       6.60%       5.34%       5.36%
-------------------------------------------------------------------------


Average annual with sales charge

      A                         2.94%       5.98%       4.97%       5.18%
-------------------------------------------------------------------------
      B                         0.76%       5.12%       4.35%       4.61%
-------------------------------------------------------------------------
      C                         3.68%       5.92%       4.59%       4.63%
-------------------------------------------------------------------------
    529A                        2.71%       5.90%       4.93%       5.15%
-------------------------------------------------------------------------
    529B                        0.67%       5.68%       5.00%       5.35%
-------------------------------------------------------------------------
    529C                        3.77%       6.60%       5.34%       5.36%
-------------------------------------------------------------------------
Class I and R shares have no sales charges. Please see the Notes to Performance Summary for details.

Comparative benchmarks

Average Annual

Average short-term
investment grade debt
fund+                           5.00%       6.38%       5.48%       5.35%
-------------------------------------------------------------------------
Lehman Brothers One- to
Three-Year Government/
Credit Index#                   6.39%       7.65%       6.50%       6.02%
-------------------------------------------------------------------------
+ Source: Lipper Inc., an independent firm that reports mutual fund performance. # Source: Standard & Poor's Micropal, Inc.


INDEX DEFINITIONS

LEHMAN BROTHERS ONE- TO THREE-YEAR GOVERNMENT/CREDIT INDEX:: Measures the performance of the short term (1 to 3 years) government and investment-grade corporate bond markets.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A and 529A results, including sales charge, reflects the reduction of the maximum 2.50% sales charge. Class B and 529B results, including sales charge, reflects the deduction of the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C and 529C results, including sales charge, redeemed within one year from the end of the calendar month of purchase reflects the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors. Class R shares have no sales charges and are available only to certain retirement plans. Class 529A, 529B, and 529C shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan.

Performance for share classes offered after class A shares includes the performance of the fund's class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class, and lower performance for share classes with lower operating expenses than the initial share class.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may increase share price volatility. Please see the prospectus for further information on these and other risk considerations.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - 4/30/03
--------------------------------------------------------------------------------


The Portfolio of Investments is a list of all securities owned by your fund at 4/30/03. It is categorized by broad-based asset classes.

Bonds - 97.6%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                           (000 Omitted)             $ VALUE
--------------------------------------------------------------------------------------------------
U.S. Bonds - 85.2%
--------------------------------------------------------------------------------------------------
Advertising & Broadcasting - 1.0%
--------------------------------------------------------------------------------------------------
Clear Channel Communications, 7.25s, 2003                              $2,545           $2,590,064
--------------------------------------------------------------------------------------------------
Clear Channel Communications, 7.875s, 2005                              2,567            2,834,867
--------------------------------------------------------------------------------------------------
Reed Elsevier Capital, Inc., 6.125s, 2006                               3,713            4,055,843
--------------------------------------------------------------------------------------------------
                                                                                        $9,480,774
--------------------------------------------------------------------------------------------------
Aerospace - 0.9%
--------------------------------------------------------------------------------------------------
Boeing Capital Corp., 5.75s, 2007                                      $4,515           $4,787,236
--------------------------------------------------------------------------------------------------
Northrop Grumman Corp., 7s, 2006                                        3,385            3,769,699
--------------------------------------------------------------------------------------------------
                                                                                        $8,556,935
--------------------------------------------------------------------------------------------------
Airlines - 0.1%
--------------------------------------------------------------------------------------------------
Delta Air Lines, Inc., 7.379s, 2011                                      $825             $805,849
--------------------------------------------------------------------------------------------------

Alcoholic Beverages - 0.3%
--------------------------------------------------------------------------------------------------
Diageo PLC, 7.125s, 2004                                               $2,923           $3,130,410
--------------------------------------------------------------------------------------------------

Asset Backed & Securitized - 19.2%
--------------------------------------------------------------------------------------------------
Americredit Automobile Receivable Trust, 5.37s, 2008                   $2,900           $3,024,491
--------------------------------------------------------------------------------------------------
Ameriquest Mortgage Securities, Inc., 3.027s, 2033                      5,000            5,020,656
--------------------------------------------------------------------------------------------------
Banamex Credit Card, 6.25s, 2003                                        1,186            1,196,793
--------------------------------------------------------------------------------------------------
Bear Stearns ARM Trust, 3.545s, 2033                                    4,905            4,950,984
--------------------------------------------------------------------------------------------------
California Infrastructure, 6.19s, 2005                                    968              977,703
--------------------------------------------------------------------------------------------------
Capital One Auto Finance Trust, 4.79s, 2009                             4,017            4,246,169
--------------------------------------------------------------------------------------------------
Caterpillar Financial Asset Trust, 3.15s, 2008                          6,400            6,499,389
--------------------------------------------------------------------------------------------------
Centex Home Equity, 5.93s, 2025                                         1,188            1,203,167
--------------------------------------------------------------------------------------------------
Certificates Funding Corp., 6.716s, 2004                                3,094            3,247,569
--------------------------------------------------------------------------------------------------
Circuit City Credit Card Master Trust, 1.75s, 2011                      2,530            2,530,000
--------------------------------------------------------------------------------------------------
CIT Home Equity Loan Trust, 4.57s, 2023                                 2,475            2,494,280
--------------------------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust, 6.65s, 2008                        1,725            1,881,848
--------------------------------------------------------------------------------------------------
CNH Equipment Test, 1.56s, 2006                                         6,605            6,615,817
--------------------------------------------------------------------------------------------------
CNH Equipment Test, 4.3s, 2008                                          1,534            1,555,371
--------------------------------------------------------------------------------------------------
Commerce 1999, 0.697s, 2018 (Interest Only)                           $61,788           $1,894,184
--------------------------------------------------------------------------------------------------
Commerce 2000, 2.07s, 2003                                                865              862,683
--------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., 5.8s, 2030                          523              551,355
--------------------------------------------------------------------------------------------------
Continental Airlines Co., 1.79s, 2011                                   2,313            2,312,872
--------------------------------------------------------------------------------------------------
CPS Auto Receivables Trust, 2.89s, 2009                                 2,450            2,459,481
--------------------------------------------------------------------------------------------------
CPS Auto Receivables Trust, 3.5s, 2009#                                 1,175            1,193,177
--------------------------------------------------------------------------------------------------
CPS Auto Receivables Trust, 3.52s, 2009#                                  720              730,922
--------------------------------------------------------------------------------------------------
DaimlerChrysler Auto Trust, 4.21s, 2005                                 4,145            4,209,256
--------------------------------------------------------------------------------------------------
Discover Card Master Trust, 5.85s, 2006                                 2,124            2,144,055
--------------------------------------------------------------------------------------------------
DLJ Commercial Mortgage Corp., 0.906s, 2005
(Interest Only)                                                        28,200              462,937
--------------------------------------------------------------------------------------------------
Drive Auto Receivables Trust, 2.77s, 2008                               3,149            3,147,524
--------------------------------------------------------------------------------------------------
Fannie Mae Whole Loan, 4.08s, 2031                                      2,958            2,963,502
--------------------------------------------------------------------------------------------------
Fleet Credit Card Master Trust, 1.53s, 2007                             1,305            1,308,058
--------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 3.898s, 2013                             462              462,329
--------------------------------------------------------------------------------------------------
Greenpoint Manufactured Housing, 6.26s, 2015                              395              396,268
--------------------------------------------------------------------------------------------------
GSR Mortgage Loan Trust, 6.06s, 2030                                    1,653            1,757,516
--------------------------------------------------------------------------------------------------
GSR Mortgage Loan Trust, 3.322s, 2032                                   4,400            4,400,000
--------------------------------------------------------------------------------------------------
GSR Mortgage Loan Trust, 4.018s, 2032                                   4,930            4,982,149
--------------------------------------------------------------------------------------------------
Holmes Financing PLC, 1.479s, 2015                                      1,000            1,000,397
--------------------------------------------------------------------------------------------------
Household Automotive Trust, 3.44s, 2009                                 4,400            4,502,092
--------------------------------------------------------------------------------------------------
Household Home Equity Loan Trust, 1.77s, 2032                           3,778            3,780,268
--------------------------------------------------------------------------------------------------
Household Private Label Credit Card, 1.76s, 2008                        3,250            3,217,194
--------------------------------------------------------------------------------------------------
Hyundai Auto Receivables Trust, 2.8s, 2007#                             6,900            7,008,903
--------------------------------------------------------------------------------------------------
Ikon Receivables Funding LLC, 3.9s, 2006                                4,920            5,014,184
--------------------------------------------------------------------------------------------------
Ikon Receivables Funding LLC, 2.33s, 2007                               2,010            2,009,978
--------------------------------------------------------------------------------------------------
Indymac MBS, Inc., 5.35s, 2026                                            787              792,077
--------------------------------------------------------------------------------------------------
J.P. Morgan Commercial Mortgage Finance Corp.,
6.533s, 2030                                                            1,250            1,362,544
--------------------------------------------------------------------------------------------------
J.P. Morgan Commercial Mortgage Finance Corp.,
6.613s, 2030                                                            4,785            5,392,569
--------------------------------------------------------------------------------------------------
J.P. Morgan Commercial Mortgage Finance Corp.,
7.325s, 2031                                                            1,099            1,213,415
--------------------------------------------------------------------------------------------------
LB Commercial Conduit Mortgage Trust, 0.554s, 2035
(Interest Only)                                                        82,699            2,275,361
--------------------------------------------------------------------------------------------------
MBNA Master Credit Card Trust, 5.25s, 2006                             $1,000           $1,014,796
--------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc., 5.65s, 2030                     1,970            2,064,587
--------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc., 7.058s, 2030                    2,180            2,391,560
--------------------------------------------------------------------------------------------------
MFN Automobile Receivables Trust, 5.07s, 2007#                            601              604,523
--------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Capital, 2.288s, 2013#                       1,254            1,252,713
--------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Capital, 2.858s, 2013#                         703              703,733
--------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Capital, 6.01s, 2030                           776              837,231
--------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., 1.098s, 2031
(Interest Only)                                                        37,974            1,320,425
--------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., 6.337s, 2031                            4,885            5,491,362
--------------------------------------------------------------------------------------------------
Nationslink Funding Corp., 0.661s, 2030 (Interest Only)                41,433            1,217,100
--------------------------------------------------------------------------------------------------
Nationslink Funding Corp., 6.476s, 2030                                 2,350            2,661,126
--------------------------------------------------------------------------------------------------
Providian Home Equity Loan Trust, 1.61s, 2025                             273              272,964
--------------------------------------------------------------------------------------------------
PSE&G Transition Funding LLC, 5.74s, 2007                               2,485            2,590,117
--------------------------------------------------------------------------------------------------
Residential Asset Mortgage, Inc., 3.49s, 2029                           1,800            1,831,738
--------------------------------------------------------------------------------------------------
Sallie Mae Student Loan Trust, 1.896s, 2009                               636              642,765
--------------------------------------------------------------------------------------------------
Sallie Mae Student Loan Trust, 2.25s, 2032#                             4,000            4,031,250
--------------------------------------------------------------------------------------------------
Sallie Mae Student Loan Trust, 3.39s, 2033                              4,270            4,283,493
--------------------------------------------------------------------------------------------------
SMHL Global Fund, 1.54s, 2029                                           4,900            4,900,000
--------------------------------------------------------------------------------------------------
Summit Acceptance Auto Investment LLC, 7.51s, 2007                        657              658,860
--------------------------------------------------------------------------------------------------
Thornburg Mortgage Securities Trust, 1.66s, 2043                        6,021            6,040,515
--------------------------------------------------------------------------------------------------
TIAA Retail Commercial Mortgage Trust, 7.17s, 2032#                     3,495            3,860,416
--------------------------------------------------------------------------------------------------
Triad Auto Receivables Trust, 3.24s, 2009                               3,554            3,650,420
--------------------------------------------------------------------------------------------------
Vanderbilt Mortgage & Finance, Inc., 5.17s, 2014                        1,590            1,618,965
--------------------------------------------------------------------------------------------------
WAMU Mortgage Certificate, 5.51s, 2032                                    275              274,768
--------------------------------------------------------------------------------------------------
WAMU Mortgage Certificate, 3.112s, 2033                                 3,750            3,749,591
--------------------------------------------------------------------------------------------------
WAMU Mortgage Certificate, 3.567s, 2033                                 3,450            3,479,995
--------------------------------------------------------------------------------------------------
WFS Financial 2002 Owner Trust, 2.39s, 2007                             4,910            4,958,879
--------------------------------------------------------------------------------------------------
                                                                                      $185,655,379
--------------------------------------------------------------------------------------------------
Automotive - 1.1%
--------------------------------------------------------------------------------------------------
DaimlerChrysler NA Holding Corp., 7.4s, 2005                           $5,300           $5,721,005
--------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 6.125s, 2006                           4,735            4,914,400
--------------------------------------------------------------------------------------------------
                                                                                       $10,635,405
--------------------------------------------------------------------------------------------------
Banks & Credit Cos. - 3.1%
--------------------------------------------------------------------------------------------------
Associates Corp. North America, 5.8s, 2004                             $2,710           $2,823,787
--------------------------------------------------------------------------------------------------
Bank of America Corp., 9.2s, 2003                                       1,240            1,242,693
--------------------------------------------------------------------------------------------------
Commercial Credit Co., 7.875s, 2004                                     3,189            3,423,041
--------------------------------------------------------------------------------------------------
Credit Suisse First Boston, 5.875s, 2006                                5,425            5,927,941
--------------------------------------------------------------------------------------------------
Credit Suisse First Boston, 4.625s, 2008                                1,250            1,302,700
--------------------------------------------------------------------------------------------------
NationsBank Corp., 6.5s, 2006                                             600              663,748
--------------------------------------------------------------------------------------------------
NationsBank Corp., 7.5s, 2006                                           3,920            4,512,183
--------------------------------------------------------------------------------------------------
NationsBank-Texax, 9.5s, 2004                                           1,500            1,624,971
--------------------------------------------------------------------------------------------------
Popular North America, Inc., 6.125s, 2006                               3,380            3,719,758
--------------------------------------------------------------------------------------------------
Wells Fargo Co., 7.2s, 2003                                             1,987            1,987,000
--------------------------------------------------------------------------------------------------
Wells Fargo Co., 7.8s, 2010                                             2,543            2,822,768
--------------------------------------------------------------------------------------------------
                                                                                       $30,050,590
--------------------------------------------------------------------------------------------------
Broadcast & Cable TV - 1.6%
--------------------------------------------------------------------------------------------------
Comcast Cable Communications, 8.375s, 2007                             $4,450           $5,140,284
--------------------------------------------------------------------------------------------------
Cox Communications, Inc., 7.5s, 2004                                    4,933            5,261,227
--------------------------------------------------------------------------------------------------
TCI Communications, Inc., 6.375s, 2003                                  5,415            5,415,000
--------------------------------------------------------------------------------------------------
                                                                                       $15,816,511
--------------------------------------------------------------------------------------------------
Brokerage - 2.1%
--------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc., 7.625s, 2005                                $4,035           $4,516,993
--------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., 4s, 2008                                2,425            2,476,874
--------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., 11.625s, 2005                           3,420            4,035,104
--------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 2.47s, 2006                                  2,920            2,921,600
--------------------------------------------------------------------------------------------------
Morgan Stanley Group, Inc., 5.8s, 2007                                  4,385            4,815,826
--------------------------------------------------------------------------------------------------
Salomon Smith Barney Holdings, Inc., 5.875s, 2006                       1,300            1,413,989
--------------------------------------------------------------------------------------------------
                                                                                       $20,180,386
--------------------------------------------------------------------------------------------------
Building - 0.4%
--------------------------------------------------------------------------------------------------
Masco Corp., 6.75s, 2006                                               $3,475           $3,859,606
--------------------------------------------------------------------------------------------------

Chemicals - 0.9%
--------------------------------------------------------------------------------------------------
Chevron Phillips Chemical Co. LLC, 5.375s, 2007                        $4,605           $4,812,446
--------------------------------------------------------------------------------------------------
Dow Chemical Co., 5.25s, 2004                                           2,250            2,321,102
--------------------------------------------------------------------------------------------------
Dow Chemical Co., 5s, 2007                                              1,660            1,726,714
--------------------------------------------------------------------------------------------------
                                                                                        $8,860,262
--------------------------------------------------------------------------------------------------

Consumer Cyclical - 0.4%
--------------------------------------------------------------------------------------------------
Cendant Corp., 6.875s, 2006                                            $2,700           $2,952,094
--------------------------------------------------------------------------------------------------
Cendant Corp., 6.25s, 2008                                                750              801,068
--------------------------------------------------------------------------------------------------
                                                                                        $3,753,162
--------------------------------------------------------------------------------------------------
Containers - 0.3%
--------------------------------------------------------------------------------------------------
Tenneco Packaging, Inc., 7.2s, 2005                                    $2,640           $2,900,745
--------------------------------------------------------------------------------------------------

Defense Electronics - 0.3%
--------------------------------------------------------------------------------------------------
Raytheon Co., 5.7s, 2003                                               $2,458           $2,488,745
--------------------------------------------------------------------------------------------------

Energy - Independent - 0.6%
--------------------------------------------------------------------------------------------------
Ocean Energy, Inc., 7.625s, 2005                                       $2,600           $2,900,209
--------------------------------------------------------------------------------------------------
Ocean Energy, Inc., 4.375s, 2007                                        1,155            1,195,218
--------------------------------------------------------------------------------------------------
Seagull Energy Corp., 7.875s, 2003                                      1,880            1,901,150
--------------------------------------------------------------------------------------------------
                                                                                        $5,996,577
--------------------------------------------------------------------------------------------------
Energy - Integrated - 1.4%
--------------------------------------------------------------------------------------------------
Amerada Hess Corp., 5.9s, 2006                                         $3,800           $4,108,013
--------------------------------------------------------------------------------------------------
Conoco Funding Co., 5.45s, 2006                                         3,240            3,535,170
--------------------------------------------------------------------------------------------------
Phillips Petroleum Co., 8.5s, 2005                                      5,000            5,646,505
--------------------------------------------------------------------------------------------------
                                                                                       $13,289,688
--------------------------------------------------------------------------------------------------
Entertainment - 1.8%
--------------------------------------------------------------------------------------------------
AOL Time Warner, Inc., 5.625s, 2005                                    $1,620           $1,706,281
--------------------------------------------------------------------------------------------------
News America Holdings, Inc., 6.625s, 2008                               4,444            4,902,985
--------------------------------------------------------------------------------------------------
Time Warner, Inc., 7.975s, 2004                                         3,970            4,227,868
--------------------------------------------------------------------------------------------------
Viacom, Inc., 7.75s, 2005                                               2,560            2,848,906
--------------------------------------------------------------------------------------------------
Walt Disney Co., 6.75s, 2006                                            3,355            3,679,949
--------------------------------------------------------------------------------------------------
                                                                                       $17,365,989
--------------------------------------------------------------------------------------------------
Financial Institutions - 3.3%
--------------------------------------------------------------------------------------------------
Countrywide Home Loans, Inc., 6.85s, 2004                              $4,807           $5,079,687
--------------------------------------------------------------------------------------------------
Countrywide Home Loans, Inc., 5.5s, 2006                                  850              914,797
--------------------------------------------------------------------------------------------------
Countrywide Home Loans, Inc., 5.5s, 2007                                  660              712,405
--------------------------------------------------------------------------------------------------
Ford Motor Credit Co., 5.75s, 2004                                        975              995,485
--------------------------------------------------------------------------------------------------
Ford Motor Credit Co., 6.125s, 2004                                     2,920            2,975,091
--------------------------------------------------------------------------------------------------
Ford Motor Credit Co., 6.875s, 2006                                     4,465            4,619,056
--------------------------------------------------------------------------------------------------
General Electric Capital Corp., 5s, 2007                                5,176            5,569,635
--------------------------------------------------------------------------------------------------
General Electric Capital Corp., 3.5s, 2008                              2,250            2,260,845
--------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.36s, 2004                           $3,641           $3,744,328
--------------------------------------------------------------------------------------------------
Household Finance Corp., 8s, 2005                                       3,700            4,139,046
--------------------------------------------------------------------------------------------------
Household Finance Corp., 4.625s, 2008                                   1,250            1,304,379
--------------------------------------------------------------------------------------------------
                                                                                       $32,314,754
--------------------------------------------------------------------------------------------------
Food & Non Alcoholic Beverage Products - 2.0%
--------------------------------------------------------------------------------------------------
General Mills, Inc., 5.125s, 2007                                      $5,000           $5,385,180
--------------------------------------------------------------------------------------------------
Kellogg Co., 6s, 2006                                                   2,430            2,669,498
--------------------------------------------------------------------------------------------------
Kraft Foods, Inc., 4.625s, 2006                                         2,870            2,952,828
--------------------------------------------------------------------------------------------------
Pepsiamericas, Inc., 3.875s, 2007                                       3,750            3,825,454
--------------------------------------------------------------------------------------------------
Tyson Foods, Inc., 6.625s, 2004                                         3,211            3,353,379
--------------------------------------------------------------------------------------------------
Whitman Corp., 6s, 2004                                                   925              966,199
--------------------------------------------------------------------------------------------------
                                                                                       $19,152,538
--------------------------------------------------------------------------------------------------
Forest & Paper Products - 0.9%
--------------------------------------------------------------------------------------------------
Westvaco Corp., 6.85s, 2004                                            $3,600           $3,819,503
--------------------------------------------------------------------------------------------------
Weyerhaeuser Co., 5.5s, 2005                                            4,865            5,111,140
--------------------------------------------------------------------------------------------------
                                                                                        $8,930,643
--------------------------------------------------------------------------------------------------
Full Faith & Credit - 0.3%
--------------------------------------------------------------------------------------------------
Aid to Israel, 6.625s, 2003                                            $3,000           $3,040,104
--------------------------------------------------------------------------------------------------

Gaming & Lodging - 0.1%
--------------------------------------------------------------------------------------------------
MGM Grand, Inc., 6.95s, 2005                                           $1,250           $1,296,875
--------------------------------------------------------------------------------------------------

Insurance - 1.8%
--------------------------------------------------------------------------------------------------
AIG SunAmerica, 7.4s, 2003#                                            $1,500           $1,500,000
--------------------------------------------------------------------------------------------------
AIG SunAmerica, 7.6s, 2005#                                               400              445,567
--------------------------------------------------------------------------------------------------
AIG SunAmerica, 5.85s, 2006#                                            2,615            2,841,172
--------------------------------------------------------------------------------------------------
AIG SunAmerica, 5.1s, 2007#                                             2,305            2,457,351
--------------------------------------------------------------------------------------------------
Metlife, Inc., 3.911s, 2005                                             3,375            3,497,809
--------------------------------------------------------------------------------------------------
Prudential Financial, Inc., 3.75s, 2008                                 2,700            2,700,000
----------------------------------------------------------------------------------------------------
Prudential Insurance Co., 7.65s, 2007#                                  3,380            3,845,271
----------------------------------------------------------------------------------------------------
                                                                                       $17,287,170
----------------------------------------------------------------------------------------------------
Insurance - Property & Casualty - 1.3%
--------------------------------------------------------------------------------------------------
Allstate Corp., 5.375s, 2006                                           $3,080           $3,340,969
--------------------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc., 4.7s, 2007                     1,750            1,804,586
--------------------------------------------------------------------------------------------------
Safeco Corp., 4.2s, 2008                                                3,800            3,833,892
--------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., 3.75s, 2008#                         3,370            3,393,155
--------------------------------------------------------------------------------------------------
                                                                                       $12,372,602
--------------------------------------------------------------------------------------------------
Machinery - 0.5%
--------------------------------------------------------------------------------------------------
Ingersoll Rand Co., 6.25s, 2006                                        $4,225           $4,659,714
--------------------------------------------------------------------------------------------------

Medical & Health Products - 0.8%
--------------------------------------------------------------------------------------------------
Wyeth, 5.875s, 2004                                                    $4,335           $4,492,946
--------------------------------------------------------------------------------------------------
Wyeth, 4.125s, 2008                                                     3,550            3,628,444
--------------------------------------------------------------------------------------------------
                                                                                        $8,121,390
--------------------------------------------------------------------------------------------------
Medical & Health Technology Services - 0.5%
--------------------------------------------------------------------------------------------------
HCA Healthcare Co., 7.125s, 2006                                       $4,460           $4,794,719
--------------------------------------------------------------------------------------------------

Natural Gas - Pipeline - 0.5%
--------------------------------------------------------------------------------------------------
Kinder Morgan Energy Partners, 5.35s, 2007                             $4,380           $4,700,892
--------------------------------------------------------------------------------------------------

Oils - 0.2%
--------------------------------------------------------------------------------------------------
Valero Energy Corp., 6.125s, 2007                                      $2,065           $2,204,398
--------------------------------------------------------------------------------------------------

Pollution Control - 0.6%
--------------------------------------------------------------------------------------------------
USA Waste Services, Inc., 7s, 2004                                       $296             $314,581
--------------------------------------------------------------------------------------------------
WMX Technologies, Inc., 6.375s, 2003                                    3,341            3,414,779
--------------------------------------------------------------------------------------------------
WMX Technologies, Inc., 7s, 2006                                        1,751            1,944,962
--------------------------------------------------------------------------------------------------
                                                                                        $5,674,322
--------------------------------------------------------------------------------------------------
Railroads - 0.4%
--------------------------------------------------------------------------------------------------
Union Pacific Corp., 6.34s, 2003                                       $3,350           $3,428,685
--------------------------------------------------------------------------------------------------
Union Pacific Corp., 5.84s, 2004                                          800              831,136
--------------------------------------------------------------------------------------------------
                                                                                        $4,259,821
--------------------------------------------------------------------------------------------------
Real Estate - 1.5%
--------------------------------------------------------------------------------------------------
EOP Operating Ltd., 7.375s, 2003                                       $3,628           $3,728,053
--------------------------------------------------------------------------------------------------
EOP Operating Ltd., 7.75s, 2007                                         1,945            2,251,129
--------------------------------------------------------------------------------------------------
Kimco Reality Corp., 6.73s, 2005                                          855              932,537
--------------------------------------------------------------------------------------------------
Simon Debartolo Group LP, 6.75s, 2004                                   2,823            2,962,377
--------------------------------------------------------------------------------------------------
Vornado Reality Trust, 5.625s, 2007                                     4,800            4,942,253
--------------------------------------------------------------------------------------------------
                                                                                       $14,816,349
--------------------------------------------------------------------------------------------------
Retail - 0.3%
--------------------------------------------------------------------------------------------------
Golden Funding Corp., 1.85s, 2005#                                     $2,500           $2,501,895
--------------------------------------------------------------------------------------------------

Supermarkets - 0.3%
--------------------------------------------------------------------------------------------------
Kroger Co., 7.8s, 2007                                                 $2,815           $3,229,123
--------------------------------------------------------------------------------------------------

Supranational - 0.7%
--------------------------------------------------------------------------------------------------
Corporacion Andina de Fomento, 6.75s, 2005                             $1,644           $1,732,069
--------------------------------------------------------------------------------------------------
Corporacion Andina de Fomento, 8.875s, 2005                               865              937,424
--------------------------------------------------------------------------------------------------
International Bank for Reconstruction and Development,
4.77s, 2005                                                             3,750            3,945,000
--------------------------------------------------------------------------------------------------
                                                                                        $6,614,493
--------------------------------------------------------------------------------------------------
Telecommunications - Wireline - 2.2%
--------------------------------------------------------------------------------------------------
AT&T Corp., 6.5s, 2006                                                 $3,815           $4,090,981
--------------------------------------------------------------------------------------------------
Citizens Communications Co., 8.5s, 2006                                 3,256            3,772,108
--------------------------------------------------------------------------------------------------
GTE Corp., 9.1s, 2003                                                   4,535            4,559,630
--------------------------------------------------------------------------------------------------
Sprint Capital Corp., 7.125s, 2006                                      4,585            4,837,175
--------------------------------------------------------------------------------------------------
Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006                    3,620            3,862,431
--------------------------------------------------------------------------------------------------
                                                                                       $21,122,325
--------------------------------------------------------------------------------------------------
U.S. Government Agencies - 22.0%
--------------------------------------------------------------------------------------------------
Federal Home Loan Bank, 4.875s, 2004                                  $13,450          $13,912,209
--------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 4.25s, 2005                           5,600            5,893,787
--------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5s, 2021 - 2033                      19,242           19,761,726
--------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.25s, 2006                           9,000            9,758,313
--------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.5s, 2014 - 2017                    29,403           30,538,195
--------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 6s, 2017                              4,777            4,990,899
--------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 6.375s, 2003                          3,000            3,084,942
--------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 7s, 2005                              6,525            7,258,149
--------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 4.25s, 2009                            1,646            1,651,336
--------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 5.5s, 2016 - 2050                     30,056           31,387,038
--------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6s, 2017 - 2017                       13,920           14,592,005
--------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6.023s, 2011                             355              368,392
--------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6.5s, 2004 - 2017                     24,826           26,448,408
--------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6.65s, 2008                            2,352            2,520,973
--------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 7s, 2015                               1,444            1,542,713
--------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 7.085s, 2006                           1,746            1,942,597
--------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 7.125s, 2005                          13,300           14,606,871
--------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 7.29s, 2006                            1,787            1,986,133
--------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 7.355s, 2006                           1,536            1,713,366
--------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 7.5s, 2015                             1,089            1,168,558
--------------------------------------------------------------------------------------------------
Government National Mortgage Assn., 5.204s, 2014                       $2,259           $2,401,652
--------------------------------------------------------------------------------------------------
Government National Mortgage Assn., 5.48s, 2015                         2,319            2,463,168
--------------------------------------------------------------------------------------------------
Government National Mortgage Assn., 7s, 2009 - 2010                        14               15,291
--------------------------------------------------------------------------------------------------
Government National Mortgage Assn., 7.5s, 2007 - 2011                   1,448            1,566,361
--------------------------------------------------------------------------------------------------
Government National Mortgage Assn., 8.5s, 2004 - 2009                     967            1,068,511
--------------------------------------------------------------------------------------------------
Government National Mortgage Assn., 12.5s, 2011                           107              126,132
--------------------------------------------------------------------------------------------------
Student Loan Marketing Assn., 5.25s, 2006                               6,500            7,056,777
--------------------------------------------------------------------------------------------------
United States Department of Veteran Affairs, 6s, 2021                   3,300            3,447,944
--------------------------------------------------------------------------------------------------
                                                                                      $213,272,446
--------------------------------------------------------------------------------------------------
U.S. Treasury Obligations - 1.8%
--------------------------------------------------------------------------------------------------
U. S. Treasury Bonds, 11.125s, 2003                                    $6,000           $6,172,968
--------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 6.5s, 2005##                                       4,000            4,438,436
--------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 6.75s, 2005                                        5,885            6,501,089
--------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 3s, 2007                                             400              405,484
--------------------------------------------------------------------------------------------------
                                                                                       $17,517,977
--------------------------------------------------------------------------------------------------
Utilities - Electric Power - 6.6%
--------------------------------------------------------------------------------------------------
Constellation Energy Group, Inc., 6.35s, 2007                          $3,131           $3,463,979
--------------------------------------------------------------------------------------------------
Dominion Resources, Inc., 7.6s, 2003                                    3,878            3,921,713
--------------------------------------------------------------------------------------------------
Dominion Resources, Inc., 2.8s, 2005                                    4,000            4,027,532
--------------------------------------------------------------------------------------------------
DTE Energy Co., 6s, 2004                                                4,507            4,703,609
--------------------------------------------------------------------------------------------------
Edison Mission Energy Funding Corp., 6.77s, 2003#                         251              253,174
--------------------------------------------------------------------------------------------------
Entergy Mississippi, Inc., 6.2s, 2004                                   1,603            1,668,098
--------------------------------------------------------------------------------------------------
FPL Group Capital, Inc., 3.25s, 2006                                    4,320            4,368,850
--------------------------------------------------------------------------------------------------
MidAmerican Energy Holdings Co., 4.625s, 2007                           4,140            4,239,016
--------------------------------------------------------------------------------------------------
Niagara Mohawk Power Corp., 5.375s, 2004                                5,051            5,223,997
--------------------------------------------------------------------------------------------------
Oncor Electric Delivery Co., 5s, 2007                                   3,826            4,046,297
--------------------------------------------------------------------------------------------------
Progress Energy, Inc., 6.05s, 2007                                      3,760            4,122,205
--------------------------------------------------------------------------------------------------
PSE&G Energy Holdings LLC, 7.75s, 2007#                                 2,638            2,763,305
--------------------------------------------------------------------------------------------------
PSE&G Power LLC, 6.875s, 2006                                           3,125            3,420,500
--------------------------------------------------------------------------------------------------
Reliant Energy Resources Corp., 8.125s, 2005                            4,569            4,934,520
--------------------------------------------------------------------------------------------------
Toledo Edison Co., 7.875s, 2004                                         2,800            2,993,906
--------------------------------------------------------------------------------------------------
TXU Energy Co. LLC, 6.125s, 2008#                                       2,641            2,812,295
--------------------------------------------------------------------------------------------------
Virginia Electric & Power Co., 5.375s, 2007                             1,250            1,344,187
--------------------------------------------------------------------------------------------------
Wisconsin Energy Corp., 5.875s, 2006                                    5,544            6,041,485
--------------------------------------------------------------------------------------------------
                                                                                       $64,348,668
--------------------------------------------------------------------------------------------------
Utilities - Gas - 0.4%
--------------------------------------------------------------------------------------------------
Keyspan Corp., 6.15s, 2006                                             $3,700           $4,097,480
--------------------------------------------------------------------------------------------------

Wireless Communication - 0.7%
--------------------------------------------------------------------------------------------------
AT&T Wireless Services, Inc., 7.35s, 2006                              $2,162           $2,408,533
--------------------------------------------------------------------------------------------------
Verizon Wireless Capital LLC, 5.375s, 2006                              4,462            4,808,336
--------------------------------------------------------------------------------------------------
                                                                                        $7,216,869
--------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                      $826,374,580
--------------------------------------------------------------------------------------------------

Foreign Bonds - 12.4%
--------------------------------------------------------------------------------------------------
Australia - 0.1%
--------------------------------------------------------------------------------------------------
Medallion Trust, 1.51s, 2031 (Asset-Backed)                              $790             $790,459
--------------------------------------------------------------------------------------------------

Austria - 0.0%
--------------------------------------------------------------------------------------------------
Oesterreich Kontrollbank, 5.5s, 2006 (Banks & Credit Cos.)               $220             $240,517
--------------------------------------------------------------------------------------------------

Canada - 2.2%
--------------------------------------------------------------------------------------------------
Province of British Columbia, 4.625s, 2006                             $1,500           $1,606,722
--------------------------------------------------------------------------------------------------
Province of Manitoba, 4.25s, 2006                                       5,020            5,297,084
--------------------------------------------------------------------------------------------------
Province of New Brunswick, 3.5s, 2007                                   4,820            4,944,987
--------------------------------------------------------------------------------------------------
Province of Ontario, 7s, 2005                                             800              889,290
--------------------------------------------------------------------------------------------------
Province of Ontario, 6s, 2006                                           5,750            6,355,159
--------------------------------------------------------------------------------------------------
Telus Corp., 7.5s, 2007 (Wireless Communications)                       2,300            2,553,000
--------------------------------------------------------------------------------------------------
                                                                                       $21,646,242
--------------------------------------------------------------------------------------------------
France - 1.8%
--------------------------------------------------------------------------------------------------
France Telecom S.A., 7.2s, 2006 (Telecommunications -
Wireline)                                                              $3,991           $4,532,479
--------------------------------------------------------------------------------------------------
Natexis AMBS Co. LLC, 8.44s, 2049 (Banks & Credit Cos.)#                3,624            4,298,028
--------------------------------------------------------------------------------------------------
Socgen Real Estate Co., 7.64s, 2049 (Banks & Credit
Cos.)#                                                                  5,170            5,753,434
--------------------------------------------------------------------------------------------------
Societe Generale, 9.875s, 2003 (Banks & Credit Cos.)                    2,913            2,960,724
--------------------------------------------------------------------------------------------------
                                                                                       $17,544,665
--------------------------------------------------------------------------------------------------
Germany - 3.2%
--------------------------------------------------------------------------------------------------
Bayerische Landesbank, 1.36s, 2005 (Banks & Credit Cos.)               $6,590           $6,588,570
--------------------------------------------------------------------------------------------------
Deutsche Telekom International Finance, 7.75s, 2005
(Telecommunications)                                                    3,790            4,210,300
--------------------------------------------------------------------------------------------------
KFW International Finance, Inc., 9.4s, 2004 (Financial
Institutions)                                                          $2,600           $2,817,300
--------------------------------------------------------------------------------------------------
KFW International Finance, Inc., 2.5s, 2005 (Financial
Institutions)                                                           7,500            7,608,262
--------------------------------------------------------------------------------------------------
KFW International Finance, Inc., 4.25s, 2005 (Financial
Institutions)                                                             225              236,017
--------------------------------------------------------------------------------------------------
KFW International Finance, Inc., 4.75s, 2007 (Financial
Institutions)                                                           2,000            2,151,320
--------------------------------------------------------------------------------------------------
Landesbank Baden Wurttemberg, 7.875s, 2004 (Banks &
Credit Cos.)                                                            4,945            5,264,556
--------------------------------------------------------------------------------------------------
Landesbank Baden Wurttemberg, 5.125s, 2007 (Banks &
Credit Cos.)                                                            1,000            1,080,546
--------------------------------------------------------------------------------------------------
Landwirtschaft Rentenbank, 4.5s, 2006 (Banks & Credit Cos.)             1,000            1,064,435
--------------------------------------------------------------------------------------------------
                                                                                       $31,021,306
--------------------------------------------------------------------------------------------------
Iceland - 0.3%
--------------------------------------------------------------------------------------------------
Republic of Iceland, 6.125s, 2004                                      $2,792           $2,882,603
--------------------------------------------------------------------------------------------------

Mexico - 0.8%
--------------------------------------------------------------------------------------------------
BBVA Bancomer, 10.5s, 2011 (Banks & Credit Cos.)#                      $2,443           $2,785,020
--------------------------------------------------------------------------------------------------
Pemex Finance Ltd., 5.72s, 2003 (Asset-Backed)                          1,113            1,128,269
--------------------------------------------------------------------------------------------------
Petroleos Mexicanos, 6.5s, 2005 (Oil Services)                          3,450            3,677,700
--------------------------------------------------------------------------------------------------
                                                                                        $7,590,989
--------------------------------------------------------------------------------------------------
New Zealand - 0.3%
--------------------------------------------------------------------------------------------------
New Zealand Government, 10.625s, 2005                                  $2,146           $2,608,339
--------------------------------------------------------------------------------------------------

Norway - 0.5%
--------------------------------------------------------------------------------------------------
Union Bank of Norway, 7.35s, 2049 (Banks & Credit Cos.)#               $4,839           $4,881,728
--------------------------------------------------------------------------------------------------

Sweden - 0.3%
--------------------------------------------------------------------------------------------------
Spintab AB, 7.5s, 2049 (Banks & Credit Cos.)                           $1,125           $1,251,293
--------------------------------------------------------------------------------------------------
Spintab AB, 7.5s, 2049 (Banks & Credit Cos.)#                           1,150            1,279,099
--------------------------------------------------------------------------------------------------
                                                                                        $2,530,392
--------------------------------------------------------------------------------------------------
United Kingdom - 2.9%
--------------------------------------------------------------------------------------------------
Abbey First National, 8.2s, 2004 (Banks & Credit Cos.)                 $4,205           $4,568,333
--------------------------------------------------------------------------------------------------
British Telecom PLC, 2.554s, 2003 (Telecommunications -
Wireline)                                                               3,453            3,466,709
--------------------------------------------------------------------------------------------------
British Telecom PLC, 7.625s, 2005 (Telecommunications -
Wireline)                                                               2,350            2,664,009
--------------------------------------------------------------------------------------------------
Lasmo USA, Inc., 7.5s, 2006 (Energy - Integrated)                       1,705            1,976,061
--------------------------------------------------------------------------------------------------
National Westminster Bank PLC, 7.75s, 2049 (Banks &
Credit Cos.)                                                            1,110            1,274,753
--------------------------------------------------------------------------------------------------
Permanent Financing PLC, 4.2s, 2007 (Asset-Backed)                      5,500            5,728,360
--------------------------------------------------------------------------------------------------
Rolls Royce Capital, 7.125s, 2003 (Aerospace)                           3,125            3,153,265
--------------------------------------------------------------------------------------------------
Royal Bank of Scotland, 8.817s, 2049 (Banks & Credit
Cos.)                                                                   4,540            5,069,414
--------------------------------------------------------------------------------------------------
                                                                                       $27,900,904
--------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                   $119,638,144
--------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $921,592,597)                                           $946,012,724
--------------------------------------------------------------------------------------------------

Repurchase Agreement - 4.2%
--------------------------------------------------------------------------------------------------
Goldman Sachs, dated 4/30/03, due 5/01/03, total to be received $40,925,501
(secured by various U.S. Treasury and Federal Agency obligations in a jointly traded account),
at Cost                                                               $40,924          $40,924,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $962,516,597)                                     $986,936,724
--------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (1.8)%                                                (17,242,660
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $969,694,064
--------------------------------------------------------------------------------------------------

 # SEC Rule 144A restriction.
## Security segregated as collateral for an open futures contract.


See notes to financial statements.

---------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 4/30/03

ASSETS

Investments, at value (identified cost, $962,516,597)          $986,936,724
---------------------------------------------------------------------------------------------------
Cash                                                                185,626
---------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                   7,136,639
---------------------------------------------------------------------------------------------------
Interest receivable                                              10,971,299
---------------------------------------------------------------------------------------------------
Other assets                                                          2,282
---------------------------------------------------------------------------------------------------
Total assets                                                                         $1,005,232,570
---------------------------------------------------------------------------------------------------

LIABILITIES

Distributions payable                                            $3,412,136
---------------------------------------------------------------------------------------------------
Payable for daily variation margin on open futures
contracts                                                           207,187
---------------------------------------------------------------------------------------------------
Payable for investments purchased                                28,986,603
---------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                2,688,456
---------------------------------------------------------------------------------------------------
Payable to affiliates
---------------------------------------------------------------------------------------------------
  Management fee                                                      9,230
---------------------------------------------------------------------------------------------------
  Shareholder servicing agent fee                                     2,901
---------------------------------------------------------------------------------------------------
  Distribution and service fee                                       41,916
---------------------------------------------------------------------------------------------------
  Administrative fee                                                    462
---------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                              189,615
---------------------------------------------------------------------------------------------------
Total liabilities                                                                       $35,538,506
---------------------------------------------------------------------------------------------------
Net assets                                                                             $969,694,064
---------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                $984,436,659
---------------------------------------------------------------------------------------------------
Unrealized appreciation on investments                           23,951,970
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                    (37,472,760)
---------------------------------------------------------------------------------------------------
Accumulated distributions in excess of net
investment income                                                (1,221,805)
---------------------------------------------------------------------------------------------------
Total                                                                                  $969,694,064
---------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                               141,427,577
---------------------------------------------------------------------------------------------------

Class A shares
  Net assets                                                   $489,999,679
---------------------------------------------------------------------------------------------------
  Shares outstanding                                             71,369,797
---------------------------------------------------------------------------------------------------
  Net asset value per share                                                                   $6.87
---------------------------------------------------------------------------------------------------
  Offering price per share (100/97.5X$6.87)                                                   $7.05
---------------------------------------------------------------------------------------------------

Class B shares
  Net assets                                                   $244,736,188
---------------------------------------------------------------------------------------------------
  Shares outstanding                                             35,788,514
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                $6.84
---------------------------------------------------------------------------------------------------

Class C shares
  Net assets                                                   $203,529,419
---------------------------------------------------------------------------------------------------
  Shares outstanding                                             29,675,030
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                $6.86
---------------------------------------------------------------------------------------------------

Class I shares
  Net assets                                                    $29,074,972
---------------------------------------------------------------------------------------------------
  Shares outstanding                                              4,250,881
---------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                   $6.84
---------------------------------------------------------------------------------------------------

Class R shares
  Net assets                                                        $85,105
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                 12,397
---------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                   $6.87
---------------------------------------------------------------------------------------------------

Class 529A shares
  Net assets                                                     $1,010,771
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                147,230
---------------------------------------------------------------------------------------------------
  Net asset value per share                                                                   $6.87
---------------------------------------------------------------------------------------------------
  Offering price per share (100/97.5X$6.87)                                                   $7.05
---------------------------------------------------------------------------------------------------

Class 529B shares
  Net assets                                                       $524,431
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                 76,773
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                $6.83
---------------------------------------------------------------------------------------------------

Class 529C shares
  Net assets                                                       $733,499
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                106,955
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                $6.86
---------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529A, Class 529B and Class 529C shares.


See notes to financial statements.

---------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF OPERATIONS
---------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR YEAR ENDED 4/30/03

NET INVESTMENT INCOME

Interest income                                                                         $34,366,471
---------------------------------------------------------------------------------------------------
Expenses
---------------------------------------------------------------------------------------------------
  Management fee                                                   $2,955,188
---------------------------------------------------------------------------------------------------
  Trustees' compensation                                               44,200
---------------------------------------------------------------------------------------------------
  Shareholder servicing agent fee                                     746,771
---------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                              600,675
---------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                            1,805,860
---------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                            1,346,004
---------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R)                                  129
---------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529A)                               977
---------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529B)                             2,011
---------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529C)                             2,116
---------------------------------------------------------------------------------------------------
  Program manager fee (Class 529A)                                        699
---------------------------------------------------------------------------------------------------
  Program manager fee (Class 529B)                                        510
---------------------------------------------------------------------------------------------------
  Program manager fee (Class 529C)                                        529
---------------------------------------------------------------------------------------------------
  Administrative fee                                                   70,332
---------------------------------------------------------------------------------------------------
  Custodian fee                                                       292,890
---------------------------------------------------------------------------------------------------
  Printing                                                             56,426
---------------------------------------------------------------------------------------------------
  Postage                                                              48,702
---------------------------------------------------------------------------------------------------
  Auditing fees                                                        33,910
---------------------------------------------------------------------------------------------------
  Legal fees                                                            5,431
---------------------------------------------------------------------------------------------------
  Miscellaneous                                                       561,006
---------------------------------------------------------------------------------------------------
Total expenses                                                     $8,574,366
---------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                (19,855)
---------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser and
  distributor                                                        (369,132)
---------------------------------------------------------------------------------------------------
Net expenses                                                                             $8,185,379
---------------------------------------------------------------------------------------------------
Net investment income                                                                   $26,181,092
---------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized loss (identified cost basis) -
---------------------------------------------------------------------------------------------------
  Investment transactions                                        $(6,363,638)
---------------------------------------------------------------------------------------------------
  Futures contracts                                               (1,520,745)
---------------------------------------------------------------------------------------------------
Net realized loss on investments                                                        $(7,884,383)
---------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) -
  Investments                                                     $19,624,086
---------------------------------------------------------------------------------------------------
  Futures contracts                                                  (394,800)
---------------------------------------------------------------------------------------------------
Net unrealized gain on investments                                                      $19,229,286
---------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                         $11,344,903
---------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                  $37,525,995
---------------------------------------------------------------------------------------------------


See notes to financial statements.

---------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 4/30                                             2003                   2002

INCREASE IN NET ASSETS

OPERATIONS

Net investment income                                            $26,181,092           $18,310,643
---------------------------------------------------------------------------------------------------
Net realized loss on investments                                  (7,884,383)           (1,110,043)
---------------------------------------------------------------------------------------------------
Net unrealized gain on investments                                19,229,286               894,839
-----------------------------------------------------------     ------------          ------------
Increase in net assets from operations                           $37,525,995           $18,095,439
-----------------------------------------------------------     ------------          ------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income
---------------------------------------------------------------------------------------------------
  Class A                                                       $(19,905,095)         $(12,096,901)
---------------------------------------------------------------------------------------------------
  Class B                                                         (8,092,921)           (4,238,980)
---------------------------------------------------------------------------------------------------
  Class C                                                         (5,499,319)           (1,913,746)
---------------------------------------------------------------------------------------------------
  Class I                                                           (505,449)              (61,016)
---------------------------------------------------------------------------------------------------
  Class R                                                             (1,179)                   --
---------------------------------------------------------------------------------------------------
  Class 529A                                                         (13,104)                   --
---------------------------------------------------------------------------------------------------
  Class 529B                                                          (8,027)                   --
---------------------------------------------------------------------------------------------------
  Class 529C                                                          (8,225)                   --
---------------------------------------------------------------------------------------------------
In excess of net investment income
---------------------------------------------------------------------------------------------------
  Class A                                                                 --            (1,657,719)
---------------------------------------------------------------------------------------------------
  Class B                                                                 --              (580,896)
---------------------------------------------------------------------------------------------------
  Class C                                                                 --              (262,253)
---------------------------------------------------------------------------------------------------
  Class I                                                                 --                (8,361)
-----------------------------------------------------------     ------------          ------------
Total distributions declared to shareholders                    $(34,033,319)         $(20,819,872)
-----------------------------------------------------------     ------------          ------------
Net increase in net assets from fund share transactions         $478,044,178          $177,060,417
-----------------------------------------------------------     ------------          ------------
Total increase in net assets                                    $481,536,854          $174,335,984
-----------------------------------------------------------     ------------          ------------

NET ASSETS
At beginning of period                                          $488,157,210          $313,821,226
---------------------------------------------------------------------------------------------------
At end of period (including accumulated distributions in
excess of net investment income of $1,221,805 and
$585,077, respectively)                                         $969,694,064          $488,157,210
---------------------------------------------------------------------------------------------------


See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------

The Financial Highlights provide per share amounts and certain ratios to summarize the effect of fund operations and any distributions to a shareholder of each share class.

FOR YEAR ENDED 4/30

CLASS A                                                 2003              2002            2001            2000            1999

Net asset value, beginning of period                   $6.84             $6.86           $6.66           $6.87           $6.99
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS(S)(S)#
  Net investment income(S)                             $0.27             $0.34           $0.42           $0.40           $0.43
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments                                           0.10              0.03            0.20           (0.22)          (0.14)
--------------------------------------------------    ------            ------          ------          ------          ------
Total from investment operations                       $0.37             $0.37           $0.62           $0.18           $0.29
--------------------------------------------------    ------            ------          ------          ------          ------

LESS DISTRIBUTIONS
  From net investment income                          $(0.34)           $(0.34)         $(0.42)         $(0.39)         $(0.41)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                      --             (0.05)          (0.00)+            --              --
--------------------------------------------------    ------            ------          ------          ------          ------
Total distributions                                   $(0.34)           $(0.39)         $(0.42)         $(0.39)         $(0.41)
--------------------------------------------------    ------            ------          ------          ------          ------
Net asset value, end of period                         $6.87             $6.84           $6.86           $6.66           $6.87
--------------------------------------------------    ------            ------          ------          ------          ------
Total return (%)(+)                                     5.58              5.52            9.52            2.71            4.26
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):
Expenses##                                              0.75              0.80            0.82            0.86            0.84
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                             3.92              5.02            6.20            5.87            6.14
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                        53                53              58              74             278
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                       $490,000          $293,435        $209,687        $115,752        $134,086
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                            $0.26             $0.34           $0.42              --              --
------------------------------------------------------------------------------------------------------------------------------
RATIOS (TO AVERAGE NET ASSETS)
Expenses##                                              0.80              0.85            0.85              --              --
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                             3.87              4.97            6.17              --              --
------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended April 30, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.57%. Per share, ratios, and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
     + Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.


See notes to financial statements.

Financial Highlights - continued

FOR YEARS ENDED 4/30

CLASS B                                                 2003              2002            2001            2000            1999

Net asset value, beginning of period                   $6.81             $6.83           $6.64           $6.85           $6.97
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS(S)(S)#
  Net investment income(S)                             $0.21             $0.29           $0.37           $0.34           $0.38
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments                                           0.11              0.03            0.19           (0.21)          (0.14
--------------------------------------------------    ------            ------          ------          ------          ------
Total from investment operations                       $0.32             $0.32           $0.56           $0.13           $0.24
--------------------------------------------------    ------            ------          ------          ------          ------

LESS DISTRIBUTIONS

  From net investment income                          $(0.29)           $(0.29)         $(0.37)         $(0.34)         $(0.36
------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                      --             (0.05)          (0.00)+            --              --
--------------------------------------------------    ------            ------          ------          ------          ------
Total distributions                                   $(0.29)           $(0.34)         $(0.37)         $(0.34)         $(0.36
--------------------------------------------------    ------            ------          ------          ------          ------
Net asset value, end of period                         $6.84             $6.81           $6.83           $6.64           $6.85
--------------------------------------------------    ------            ------          ------          ------          ------
Total return (%)                                        4.76              4.73            8.61            1.91            3.48
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                              1.54              1.58            1.59            1.65            1.61
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                             3.14              4.25            5.41            5.09            5.33
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                        53                53              58              74             278
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                       $244,736          $120,535         $77,012         $45,214         $52,883
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                            $0.21             $0.29           $0.37              --              --
------------------------------------------------------------------------------------------------------------------------------
RATIOS (TO AVERAGE NET ASSETS)
Expenses##                                              1.59              1.63            1.63              --              --
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                             3.09              4.20            5.37              --              --
------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended April 30, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.57%. Per share, ratios, and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
     + Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.


See notes to financial statements.

Financial Highlights - continued

FOR YEARS ENDED 4/30

CLASS C                                                 2003              2002            2001            2000            1999

Net asset value, beginning of period                   $6.83             $6.85           $6.66           $6.86           $6.99
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS(S)(S)#

  Net investment income(S)                             $0.20             $0.28           $0.36           $0.34           $0.36
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments                                           0.11              0.03            0.19           (0.21)          (0.14
--------------------------------------------------    ------            ------          ------          ------          ------
Total from investment operations                       $0.31             $0.31           $0.55           $0.13           $0.22
--------------------------------------------------    ------            ------          ------          ------          ------

LESS DISTRIBUTIONS

  From net investment income                          $(0.28)           $(0.28)         $(0.36)         $(0.33)         $(0.35
------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                      --             (0.05)          (0.00)+            --              --
--------------------------------------------------    ------            ------          ------          ------          ------
Total distributions                                   $(0.28)           $(0.33)         $(0.36)         $(0.33)         $(0.35
--------------------------------------------------    ------            ------          ------          ------          ------
Net asset value, end of period                         $6.86             $6.83           $6.85           $6.66           $6.86
--------------------------------------------------    ------            ------          ------          ------          ------
Total return (%)                                        4.68              4.64            8.50            1.99            3.23
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                              1.60              1.65            1.67            1.71            1.69
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                             3.01              4.12            5.33            5.03            5.19
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                        53                53              58              74             278
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                       $203,529           $72,888         $26,233         $22,825         $24,228
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                            $0.20             $0.27           $0.36              --              --
------------------------------------------------------------------------------------------------------------------------------
RATIOS (TO AVERAGE NET ASSETS)
Expenses##                                              1.65              1.70            1.70              --              --
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                             2.96              4.07            5.30              --              --
------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended April 30, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.57%. Per share, ratios, and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
     + Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.


See notes to financial statements.

Financial Highlights - continued

FOR YEAR ENDED 4/30

CLASS I                                                 2003              2002            2001            2000            1999

Net asset value, beginning of period                   $6.82             $6.84           $6.65           $6.85           $6.98
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS(S)(S)#

  Net investment income(S)                             $0.25             $0.35           $0.42           $0.42           $0.43
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments                                           0.12              0.03            0.20           (0.22)          (0.14
--------------------------------------------------    ------            ------          ------          ------          ------
Total from investment operations                       $0.37             $0.38           $0.62           $0.20           $0.29
--------------------------------------------------    ------            ------          ------          ------          ------

LESS DISTRIBUTIONS

  From net investment income                          $(0.35)           $(0.35)         $(0.43)         $(0.40)         $(0.42
------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                      --             (0.05)          (0.00)+            --              --
--------------------------------------------------    ------            ------          ------          ------          ------
Total distributions                                   $(0.35)           $(0.40)         $(0.43)         $(0.40)         $(0.42
--------------------------------------------------    ------            ------          ------          ------          ------
Net asset value, end of period                         $6.84             $6.82           $6.84           $6.65           $6.85
--------------------------------------------------    ------            ------          ------          ------          ------
Total return (%)                                        5.59              5.70            9.60            3.02            4.28
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                              0.60              0.65            0.67            0.71            0.69
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                             3.81              5.17            6.32            6.00            6.21
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                        53                53              58              74             278
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                        $29,075            $1,299            $888            $684          $1,459
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                            $0.24             $0.35           $0.42              --              --
------------------------------------------------------------------------------------------------------------------------------
RATIOS (TO AVERAGE NET ASSETS)
Expenses##                                              0.65              0.70            0.70              --              --
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                             3.76              5.12            6.29              --              --
------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended April 30, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.57%. Per share, ratios, and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
     + Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.


See notes to financial statements.

                                                              FOR PERIOD ENDED
CLASS R                                                               4/30/03*

Net asset value, beginning of period                                     $6.86
------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                               $0.08
------------------------------------------------------------------------------
  Net realized and unrealized loss on investments                         0.03
------------------------------------------------------------------------------
Total from investment operations                                         $0.11
------------------------------------------------------------------------------

LESS DISTRIBUTIONS

  From net investment income                                            $(0.10)
------------------------------------------------------------------------------
Net asset value, end of period                                           $6.87
------------------------------------------------------------------------------
Total return (%)                                                          1.65++
------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                                1.00+
------------------------------------------------------------------------------
Net investment income                                                     3.33+
------------------------------------------------------------------------------
Portfolio turnover                                                          53
------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                  $85
------------------------------------------------------------------------------

(S) The investment adviser and the distributor voluntarily waived a portion of their fees for the period indicated. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                                    $0.07
------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
Expenses##                                                                1.15+
------------------------------------------------------------------------------
Net investment income                                                     3.18+
------------------------------------------------------------------------------

 * For the period from the inception of Class R shares, December 31, 2002, through April 30, 2003.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.


See notes to financial statements.

FOR PERIOD ENDED 4/30/03*                                 CLASS 529A            CLASS 529B            CLASS 529C
Net asset value, beginning of period                           $6.80                 $6.77                 $6.79
----------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#
  Net investment income(S)                                     $0.15                 $0.13                 $0.12
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments               0.16                  0.13                  0.15
-------------------------------------------------------       ------                ------                ------
Total from investment operations                               $0.31                 $0.26                 $0.27
-------------------------------------------------------       ------                ------                ------

LESS DISTRIBUTIONS
  From net investment income                                  $(0.24)               $(0.20)               $(0.20)
-------------------------------------------------------       ------                ------                ------
Net asset value, end of period                                 $6.87                 $6.83                 $6.86
-------------------------------------------------------       ------                ------                ------
Total return (%)(+)                                             4.27++                3.60++                3.70++
----------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                                                      1.10+                 1.85+                 1.85+
----------------------------------------------------------------------------------------------------------------
Net investment income                                           3.23+                 2.63+                 2.51+
----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                53                    53                    53
----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                     $1,011                  $524                  $734
----------------------------------------------------------------------------------------------------------------

(S) The investment adviser (and the distributor in the case of Class 529A) voluntarily waived a portion of their fees for the period indicated. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                          $0.15                 $0.13                 $0.12
----------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
Expenses##                                                      1.25+                 1.90+                 1.90+
----------------------------------------------------------------------------------------------------------------
Net investment income                                           3.08+                 2.58+                 2.46+
----------------------------------------------------------------------------------------------------------------

 * For the period from the inception of Classes 529A, 529B and 529C, July 31, 2002, through April 30, 2003.
 +  Annualized.
++  Not annualized.
 #  Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from fees paid indirectly.
(+) Total returns for Class 529A shares do not include the applicable sales charges. If the charge had been included, the results would have been lower.


See notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION
MFS Limited Maturity Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES
GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the fund's portfolio are valued at an evaluated bid price on the basis of quotes from brokers and dealers or on the basis of valuations furnished by a pricing service. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Futures contracts in the fund's portfolio for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such futures contracts are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices. Short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FUTURES CONTRACTS - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 1.0%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for mortgage-backed securities, derivatives, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended April 30, 2003 and April 30, 2002 were as follows:

                                                        4/30/03          4/30/02

Distributions declared from ordinary income         $34,033,319      $20,819,872
--------------------------------------------------------------------------------

During the year ended April 30, 2003, accumulated distributions in excess of net investment income decreased by $7,215,499, accumulated net realized loss on investments increased by $9,572,308, and paid-in capital increased by $2,356,809 due to differences between book and tax accounting for mortgage backed securities, amortization and accretion on debt securities, capital losses and defaulted bonds. This change had no effect on the net assets or net asset value per share.

As of April 30, 2003, the components of accumulated losses on a tax basis were as follows:

    Undistributed ordinary income                               $2,210,745
    ----------------------------------------------------------------------
    Capital loss carryforward                                  (25,752,876)
    ----------------------------------------------------------------------
    Unrealized appreciation                                     15,408,556
    ----------------------------------------------------------------------
    Other temporary differences                                 (6,609,020)
    ----------------------------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

    EXPIRATION DATE
    April 30, 2005                                             $(2,906,238)*
    ----------------------------------------------------------------------
    April 30, 2006                                              (1,767,089)*
    ----------------------------------------------------------------------
    April 30, 2007                                              (4,524,994)*
    ----------------------------------------------------------------------
    April 30, 2008                                              (4,772,473)*
    ----------------------------------------------------------------------
    April 30, 2009                                              (2,874,797)
    ----------------------------------------------------------------------
    April 30, 2011                                              (8,907,285)
    ----------------------------------------------------------------------
    Total                                                     $(25,752,876)
    ----------------------------------------------------------------------

*Includes amounts associated with the May 19, 2000 acquisition of MFS
 Intermediate Income Fund. The total capital loss carryforward related to the acquisition was $5,976,273.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the year ended April 30, 2003 were 0.35% of average daily net assets on an annualized basis.

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees. Included in Trustees' compensation is a pension expense of $2,217 for inactive trustees for the year ended April 30, 2003. Also included in Trustees' compensation is a one-time settlement expense of $30,950.

ADMINISTRATOR - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

    First $2 billion                                    0.0175%
    -----------------------------------------------------------
    Next $2.5 billion                                   0.0130%
    -----------------------------------------------------------
    Next $2.5 billion                                   0.0005%
    -----------------------------------------------------------
    In excess of $7 billion                             0.0000%
    -----------------------------------------------------------

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $137,518 and $1,922 for the year ended April 30, 2003, as its portion of the sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class R, Class 529A, Class 529B and Class 529C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                       CLASS A      CLASS B      CLASS C      CLASS R     CLASS 529A     CLASS 529B     CLASS 529C

Distribution Fee                         0.10%        0.75%        0.75%        0.25%          0.25%          0.75%          0.75%
------------------------------------------------------------------------------------------------------------------------------------
Service Fee                              0.25%        0.25%        0.25%        0.25%          0.25%          0.25%          0.25%
------------------------------------------------------------------------------------------------------------------------------------
Total Distribution Plan                  0.35%        1.00%        1.00%        0.50%          0.50%          1.00%          1.00%
------------------------------------------------------------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended April 30, 2003 amounted to:

                                       CLASS A      CLASS B      CLASS C      CLASS R     CLASS 529A     CLASS 529B     CLASS 529C

Service Fee Retained
by MFD                                 $15,768       $  531       $  767           --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------

Payment of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the fund may determine. A portion of the Class A service fee is currently being paid by the fund. Payment of the remaining 0.10% per annum Class A service fee will be implemented on such date as the Trustees of the fund may determine.

A portion of the Class R distribution fee (0.10%) is currently being waived on a voluntary basis.

A portion of the Class 529A distribution fee is being paid by the fund. Payment of the remaining 0.15% per annum Class 529A distribution fee will be implemented on such date as the Trustees of the fund may determine. A portion of the Class 529A service fee (0.10%) is currently being waived on a voluntary basis.

Except in the case of the 0.25% per annum Class B and 529B service fees paid upon sale of the Class B and Class 529B shares in the first year, the Class B and Class 529B service fee is 0.15% per annum and may be increased to 0.25% per annum on such date as the Trustees of the fund may determine.

Fees incurred under the distribution plan during the year ended April 30, 2003 were as follows:

                                       CLASS A      CLASS B      CLASS C      CLASS R     CLASS 529A     CLASS 529B     CLASS 529C

Total Distribution Plan                  0.15%        0.94%        1.00%        0.40%          0.25%          1.00%          1.00%
------------------------------------------------------------------------------------------------------------------------------------

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for class A shares, 12 months following the purchase, and, for Classes C and 529C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class 529B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended April 30, 2003 were as follows:

                                        CLASS A        CLASS B        CLASS C        CLASS 529B        CLASS 529C

Contingent Deferred Sales
Charges Imposed                         $73,283       $624,232        $89,074                --                --
-------------------------------------------------------------------------------------------------------------------

The fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD or a third party which contracts with MFD provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes attributable to such programs. The fee may only be increased with the approval of the board of trustees that oversees the fund. The services provided by MFD or a third party with which MFD contracts include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Code and other regulatory requirements.

SHAREHOLDER SERVICING AGENT - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. Effective April 1, 2003 the fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.11%. Prior to April 1, 2003, the annual rate was 0.10% of the fund's average daily net assets.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                      PURCHASES            SALES

U.S. government securities                         $346,830,632     $161,495,766
--------------------------------------------------------------------------------
Investments (non-U.S. government securities)       $504,493,096     $218,482,280
--------------------------------------------------------------------------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

  Aggregate cost                                             $971,528,168
  -----------------------------------------------------------------------
  Gross unrealized appreciation                               $18,465,718
  -----------------------------------------------------------------------
  Gross unrealized depreciation                                (3,057,162
  -----------------------------------------------------------------------
  Net unrealized appreciation                                 $15,408,556
  -----------------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                Year ended 4/30/03                 Year ended 4/30/02
                                             SHARES            AMOUNT           SHARES            AMOUNT

CLASS A SHARES
Shares sold                                  50,528,040      $345,478,580       27,502,162      $189,860,525
-------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                 1,945,280        13,307,478        1,421,864         9,826,145
-------------------------------------------------------------------------------------------------------------
Shares reacquired                           (23,998,763)     (164,006,416)     (16,599,074)     (114,565,192)
-------------------------------------------------------------------------------------------------------------
Net increase                                 28,474,557      $194,779,642       12,324,952       $85,121,478
-------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Shares sold                                  26,906,225      $183,263,812       12,593,229       $86,746,812
-------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                   834,359         5,685,818          472,179         3,251,324
-------------------------------------------------------------------------------------------------------------
Shares reacquired                            (9,644,667)      (65,630,804)      (6,644,490)      (45,711,107)
-------------------------------------------------------------------------------------------------------------
Net increase                                 18,095,917      $123,318,826        6,420,918       $44,287,029
-------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Shares sold                                  25,915,682      $177,058,161       10,930,233       $75,441,901
-------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                   387,484         2,648,594          159,372         1,100,803
-------------------------------------------------------------------------------------------------------------
Shares reacquired                            (7,294,777)      (49,774,026)      (4,250,869)      (29,306,019)
-------------------------------------------------------------------------------------------------------------
Net increase                                 19,008,389      $129,932,729        6,838,736       $47,236,685
-------------------------------------------------------------------------------------------------------------

CLASS I SHARES
Shares sold                                   4,086,620       $27,842,713          174,956        $1,211,619
-------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                    58,886           401,769            9,012            62,173
-------------------------------------------------------------------------------------------------------------
Shares reacquired                               (85,133)         (579,262)        (123,350)         (858,567)
-------------------------------------------------------------------------------------------------------------
Net increase                                  4,060,373       $27,665,220           60,618          $415,225
-------------------------------------------------------------------------------------------------------------

                                               Period ended 4/30/03*
                                             SHARES            AMOUNT

CLASS R SHARES
Shares sold                                      12,271           $84,049
--------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                       126               866
--------------------------------------------------------------------------
Shares reacquired                                    --                --
--------------------------------------------------------------------------
Net increase                                     12,397           $84,915
--------------------------------------------------------------------------

                                               Period ended 4/30/03**
                                             SHARES            AMOUNT

CLASS 529A SHARES
Shares sold                                     146,500        $1,004,256
--------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                     1,356             9,301
--------------------------------------------------------------------------
Shares reacquired                                  (626)           (4,289)
--------------------------------------------------------------------------
Net increase                                    147,230        $1,009,268
--------------------------------------------------------------------------

CLASS 529B SHARES
Shares sold                                      81,851          $557,176
--------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                       948             6,460
--------------------------------------------------------------------------
Shares reacquired                                (6,026)          (41,019)
--------------------------------------------------------------------------
Net increase                                     76,773          $522,617
--------------------------------------------------------------------------

CLASS 529C SHARES
Shares sold                                     106,109          $725,171
--------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                       885             6,054
--------------------------------------------------------------------------
Shares reacquired                                   (39)             (264)
--------------------------------------------------------------------------
Net increase                                    106,955          $730,961
--------------------------------------------------------------------------
 *For the period from the inception of Class R, December 31, 2002 through April
  30, 2003.
**For the period from the inception of Classes 529A, 529B and 529C, July 31, 2002, through April 30, 2003.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended April 30, 2003 was $6,535. The fund had no borrowings during the year.

(7) FINANCIAL INSTRUMENTS

The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

                                                                                                 UNREALIZED
DESCRIPTION                                 EXPIRATION       CONTRACTS        POSITION         DEPRECIATION
-----------------------------------------------------------------------------------------------------------
U.S. Treasury Notes 5-Year Futures           June 2003             442           Short           $(468,157)
-----------------------------------------------------------------------------------------------------------

At April 30, 2003, the fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) CHANGE IN ACCOUNTING PRINCIPLE
As required, effective May 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to May 1, 2001, the fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $1,372,032 reduction in cost of securities and a corresponding $1,372,032 increase in net unrealized appreciation, based on securities held by the fund on May 1, 2001.

The effect of this change for the year ended April 30, 2002 was to decrease net investment income by $2,220,843, increase net unrealized appreciation by $2,083,408, and decrease net realized losses by $137,435. The Statement of Changes in Net Assets and Financial Highlights for prior periods has not been restated to reflect this change in presentation.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Trustees of MFS Series Trust IX and Shareholders of MFS Limited Maturity
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Limited Maturity Fund (a portfolio of MFS Series Trust IX (the Trust)) as of April 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Limited Maturity Fund as of April 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 11, 2003

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

The following tables present certain information regarding the Trustees and officers of MFS Series Trust IX, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

Name, age, position with the Trust, principal occupation, and other directorships(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES(2) (born 06/02/55)      ABBY M. O'NEILL (born 04/27/28)
Chairman                                  Trustee
Massachusetts Financial Services          Private investor; Rockefeller
Company,                                  Financial Services, Inc. (investment
Chairman                                  advisers), Chairman and
                                          Chief Executive Officer
JOHN W. BALLEN(2) (born 09/12/59)
Trustee and President                     LAWRENCE T. PERERA (born 06/23/35)
Massachusetts Financial Services          Trustee
Company,                                  Hemenway & Barnes (attorneys),
Chief Executive Officer and Director      Partner

KEVIN R. PARKE(2) (born 12/14/59)         WILLIAM J. POORVU (born 04/10/35)
Trustee                                   Trustee
Massachusetts Financial Services          Private investor; Harvard University
Company,                                  Graduate School of Business
President, Chief Investment Officer and   Administration, Class of 1961
Director                                  Adjunct Professor in
                                          Entrepreneurship Emeritus;
INDEPENDENT TRUSTEES                      CBL & Associates Properties, Inc.
                                          (real estate investment trust),
LAWRENCE H. COHN, M.D. (born 03/11/37)    Director
Trustee
Brigham and Women's Hospital, Chief of    J. DALE SHERRATT (born 09/23/38)
Cardiac Surgery; Harvard Medical School,  Trustee
Professor of Surgery                      Insight Resources, Inc. (acquisition
                                          planning specialists), President;
WILLIAM R. GUTOW (born 09/27/41)          Wellfleet Investments (investor in
Trustee                                   health care companies), Managing
Private investor and real estate          General Partner (since 1993);
consultant;                               Cambridge Nutraceuticals
Capitol Entertainment Management Company  (professional nutritional products),
(video franchise), Vice Chairman          Chief Executive Officer (until May
                                          2001)
J. ATWOOD IVES (born 05/01/36)
Trustee                                   ELAINE R. SMITH (born 04/25/46)
Private investor; KeySpan Corporation     Trustee
(energy related services), Director;      Independent health care industry
Eastern Enterprises (diversified          consultant
services company), Chairman, Trustee and
Chief Executive Officer (until November   WARD SMITH (born 09/13/30)
2000)                                     Trustee
                                          Private investor


(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS

JEFFREY L. SHAMES (born 06/02/55)         ROBERT R. FLAHERTY (born 09/18/63)
Chairman                                  Assistant Treasurer
Massachusetts Financial Services          Massachusetts Financial Services
Company, Chairman                         Company, Vice President (since
                                          August 2000); UAM Fund Services,
JOHN W. BALLEN (born 09/12/59)            Senior Vice President (prior to
Trustee and President                     August 2000)
Massachusetts Financial Services
Company, Chief Executive Officer and      RICHARD M. HISEY (born 08/29/58)
Director                                  Treasurer
                                          Massachusetts Financial Services
JAMES R. BORDEWICK, JR. (born 03/06/59)   Company, Senior Vice President
Assistant Secretary and Assistant Clerk   (since July 2002); The Bank of New
Massachusetts Financial Services          York, Senior Vice President
Company, Senior Vice President and        (September 2000 to July 2002);
Associate General Counsel                 Lexington Global Asset Managers,
                                          Inc., Executive Vice President and
STEPHEN E. CAVAN (born 11/06/53)          Chief Financial Officer, General
Secretary and Clerk                       Manager, Mutual Funds (prior to
Massachusetts Financial Services          September 2000)
Company, Senior Vice President, General
Counsel and Secretary                     ELLEN MOYNIHAN (born 11/13/57)
                                          Assistant Treasurer
STEPHANIE A. DESISTO (born 10/01/53)      Massachusetts Financial Services
Assistant Treasurer                       Company,
Massachusetts Financial Services          Vice President
Company, Vice President (since April
2003); Brown Brothers Harriman & Co.,     JAMES O. YOST (born 06/12/60)
Senior Vice President (November 2002 to   Assistant Treasurer
April 2003); ING Groep N.V./Aeltus        Massachusetts Financial Services
Investment Management, Senior Vice        Company, Senior Vice President
President (prior to November 2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith, have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Sherratt and Smith, and Ms. O'Neill, were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling
1-800-225-2606.
--------------------------------------------------------------------------------

INVESTMENT ADVISER                        CUSTODIAN
Massachusetts Financial Services Company  State Street Bank and Trust Company
500 Boylston Street, Boston, MA           225 Franklin Street, Boston, MA
02116-3741                                02110

                                          AUDITORS
DISTRIBUTOR                               Deloitte & Touche LLP
MFS Fund Distributors, Inc.               200 Berkeley St.
500 Boylston Street, Boston, MA           Boston, MA 02116
02116-3741

PORTFOLIO MANAGER
James J. Calmas(1)


(1)MFS Investment Management

--------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
--------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

You can obtain a prospectus for any MFS product from your investment professional. The prospectus contains complete information on the fees and risks associated with investing. Read the prospectus carefully before investing or sending money.

--------------------------------------------------------------------------------
MFS (R) PRIVACY POLICY: A COMMITMENT TO YOU
--------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o   data from investment applications and other forms

o   share balances and transactional history with us, our affiliates, or others

o   facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.


--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED)
In January 2004, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2003.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONTACT INFORMATION
--------------------------------------------------------------------------------

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 2281
                Boston, MA 02107-9906

Type of Information            Phone number         Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606       8 a.m. to 8 p.m., any
                                                    business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576       9 a.m. to 5 p.m., any
                                                    business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances                       (1-800-637-8255)
exchanges or stock and         touch-tone required  24 hours a day, 365 days a
bond outlooks                                       year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to WWW.MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to www.mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available to you.

[Logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741



(C)2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116

                                                             MQL-ANN-6/03  52M

MFS(R) Mutual Funds

ANNUAL REPORT 4/30/03



                              MFS(R) MUNICIPAL
                              LIMITED MATURITY FUND

                              A path for pursuing opportunity



                                                                      [MFS LOGO]
                                                           INVESTMENT MANAGEMENT

MFS(R) MUNICIPAL LIMITED MATURITY FUND

The fund seeks as high a level of current income exempt from federal income taxes as is consistent with prudent investing, while seeking protection of shareholders' capital.

TABLE OF CONTENTS
------------------------------------------------------

LETTER FROM THE CHAIRMAN                           1
------------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           4
------------------------------------------------------
MANAGEMENT REVIEW                                  5
------------------------------------------------------
PERFORMANCE SUMMARY                                8
------------------------------------------------------
PORTFOLIO OF INVESTMENTS                          11
------------------------------------------------------
FINANCIAL STATEMENTS                              29
------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     36
------------------------------------------------------
INDEPENDENT AUDITORS' REPORT                      43
------------------------------------------------------
TRUSTEES AND OFFICERS                             44
------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES
OF INVESTORS                                      46
------------------------------------------------------
MFS PRIVACY POLICY                                47
------------------------------------------------------
FEDERAL TAX INFORMATION                           47
------------------------------------------------------
CONTACT INFORMATION                               48
------------------------------------------------------
ASSET ALLOCATION                                  49


--------------------------------------------------------------------------------
NOT FDIC INSURED                   MAY LOSE VALUE              NO BANK GUARANTEE
NOT A DEPOSIT                 NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Jeffrey L. Shames]

Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company you own whether it is in the U.S. or anywhere across the globe.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity analysts, 27 based in the U.S. and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities across the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our fund shareholders.

THINKING GLOBALLY

More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers across the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As markets across the globe become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK

Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers - no matter how talented they may be - can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, email, and PDAs (Personal Digital Assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS' culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work towards delivering superior long term investment performance for our fund shareholders. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo, and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss the trends around the world affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspective they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry and its ability to grow its market share. Conversely, our fixed income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER

Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman
MFS Investment Management(R)

May 30, 2003

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
--------------------------------------------------------------------------------
MFS Original Research

THE HUMAN SIDE OF MONEY MANAGEMENT

For more than 75 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o    global asset management expertise across all asset classes

o    time-tested money management process for pursuing consistent results

o    full spectrum of investment products backed by MFS Original Research(R)

o    resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o    analyzing financial statements and balance sheets

o    talking extensively with companies' customers and competitors

o    developing our own proprietary estimates of companies' earnings

--------------------------------------------------------------------------------
MANAGEMENT REVIEW
--------------------------------------------------------------------------------

HIGHER-RATED BONDS BENEFITED AS STOCKS RETREATED

The municipal bond market overall posted solid gains during the 12 months ended April 30, 2003, as economic growth was moderate and uncertainty about the economy pushed interest rates down. While consumer spending supported a slight recovery, corporate spending remained in the doldrums and layoffs continued. Additional pressures on financial markets included a rash of corporate scandals in 2002 and the expectation of war with Iraq - a pressure that was relieved at the end of the period by a relatively short and militarily successful conflict.

While these factors were negative for the stock market until late in the period, they were positive for the prices of bonds overall, and particularly for higher-rated bonds. Inflation remained in check, interest rates came down, and we saw a "flight to quality" as investors flocked to high-quality assets such as Treasuries and municipal bonds, which typically have been less volatile than corporate issues in times of crisis. (Principal and interest of U.S. Treasury securities are guaranteed by the U.S. government if held to maturity.)

PERFORMANCE RELATIVE TO LIPPER PEERS

Over the period, the fund's performance relative to its peers, as measured by the average short-intermediate term municipal debt fund tracked by Lipper Inc., was helped by four main factors: longer duration, beneficial positioning on the yield curve, higher average credit quality, and a higher weighting in insured bonds.

The fund's modestly longer duration, relative to its peers, enabled the fund to benefit more than its average peers when interest rates declined - and bond prices rose - over the period. (Duration is a measure of sensitivity to interest rate changes; the longer a bond's or a fund's duration, the more it will be affected by interest rate fluctuations.)

Similarly, the fund was overweighted in the longer part of the yield curve, relative to its peers, and the longer part of the curve benefited more when rates fell over the period. (A yield curve for bonds is a graph showing yield against time remaining to maturity. In most cases, yield increases with maturity, and longer-term bonds are more sensitive to interest rate changes.)

As mentioned earlier, economic and geopolitical uncertainty led investors to be risk-averse for much of the period. In the municipal area, we witnessed an increase in budget shortfalls at the state and local levels, as the slowing economy hurt tax receipts and threatened the credit quality of municipal issues in general. These factors led investors to prefer less risky, higher- quality bonds. The fund benefited from this trend by being relatively overweighted in "AAA"-rated bonds and underweighted in lower-quality "BBB" issues.

PORTFOLIO CONCENTRATION 4/30/03

QUALITY RATINGS

"AAA"                            71.8%
"AA"                             10.3%
"A"                               7.8%
"BBB"                             5.7%
Cash, Short-Term Investments,
Not Rated and Other               4.4%

The portfolio is actively managed, and current holdings may be different.

For the same reason, the fund was overweighted in insured bonds, and that also helped performance. At a slight sacrifice in yield, an insured bond offers protection if the original issuer defaults or is downgraded. For example, if a "AAA"-rated state bond is insured by a "AAA"-rated insurer, the bond retains its "AAA" credit rating even if the state's debt is downgraded to a lower rating due to fiscal problems.

PERFORMANCE RELATIVE TO BENCHMARKS

The fund has two benchmarks, the Lehman Brothers 3-year Municipal Bond Index and the Lehman Brothers 5-year Municipal Bond Index. The fund is limited by prospectus to an average maturity of no more than 5 years, and the portfolio's average maturity over the period was about 4.5 years.

As mentioned above, bonds in the longer area of the yield curve outperformed shorter-maturity bonds over the period. This environment helped the fund's performance relative to the Lehman 3-year benchmark, which had a shorter average maturity than the portfolio. Similarly, the portfolio underperformed the Lehman 5-year benchmark, as that index had a longer average maturity than the fund.

/s/ Michael L. Dawson                   /s/ Geoffrey L Schechter

Michael L. Dawson                       Geoffrey L. Schechter
Portfolio Manager                       Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 4/30/03
--------------------------------------------------------------------------------

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. (See Notes to Performance Summary.)

Growth of a hypothetical $10,000 investment

Lehman Brothers Five-Year Municipal Bond Index

4/93     $10,000
4/95      10,862
4/97      12,147
4/99      13,804
4/01      15,114
4/03      17,427

Lehman Brothers Three-Year Municipal Bond Index

4/93     $10,000
4/95      10,750
4/97      11,948
4/99      13,336
4/01      14,596
4/03      16,384

MFS Municipal Limited Maturity Fund -- Class A

4/93     $ 9,750
4/95      10,322
4/97      11,230
4/99      12,343
4/01      13,305
4/03      14,927

TOTAL RETURNS

     Cumulative
without sales charge

                      Class
  Share class    inception date        1-yr        3-yr       5-yr      10-yr
------------------------------------------------------------------------------
       A            3/17/1992          6.43%      20.48%     26.57%     53.10%
------------------------------------------------------------------------------
       B            9/7/1993           5.61%      17.76%     21.77%     41.77%
------------------------------------------------------------------------------
       C            7/1/1994           5.52%      17.44%     21.29%     42.12%
------------------------------------------------------------------------------

   Average annual
without sales charge

------------------------------------------------------------------------------
       A                               6.43%       6.41%      4.82%      4.35%
------------------------------------------------------------------------------
       B                               5.61%       5.60%      4.02%      3.55%
------------------------------------------------------------------------------
       C                               5.52%       5.50%      3.94%      3.58%
------------------------------------------------------------------------------

  Average annual
with sales charge

  Share class                          1-yr        3-yr       5-yr      10-yr
------------------------------------------------------------------------------
       A                               3.77%       5.51%      4.30%      4.09%
------------------------------------------------------------------------------
       B                               1.61%       4.70%      3.67%      3.55%
------------------------------------------------------------------------------
       C                               4.52%       5.50%      3.94%      3.58%
------------------------------------------------------------------------------


Average
annual

Comparative benchmarks

Average short/intermediate-term
municipal debt fund+                   5.59%       6.01%      4.57%      4.65%
------------------------------------------------------------------------------
Lehman Brothers Three-Year
Municipal Bond Index#                  5.82%       6.55%      5.37%      5.06%
------------------------------------------------------------------------------
Lehman Brothers Five-Year
Municipal Bond Index#                  7.88%       7.95%      6.09%      5.71%

+ Source: Lipper Inc., an independent firm that reports mutual fund performance. # Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITIONS

LEHMAN BROTHERS THREE-YEAR MUNICIPAL BOND INDEX - Measures the performance of the medium-term (2 to 4 years) municipal bond market.

LEHMAN BROTHERS FIVE-YEAR MUNICIPAL BOND INDEX - Measures the performance of the medium-term (4 to 6 years) municipal bond market.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A results, including sales charge, reflects the deduction of the maximum 2.50% sales charge. Class B results, including sales charge, reflects the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C results, including sales charge, redeemed within one year from the end of the calendar month of purchase reflects the deduction of the 1% CDSC.

Performance for share classes offered after class A shares includes the performance of the fund's class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class, and lower performance for share classes with lower operating expenses than the initial share class.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

KEY RISK CONSIDERATIONS

The portfolio may invest in derivative securities which may include futures and options. These types of instruments can increase price fluctuation.

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

These risks may increase share price volatility. Please see the prospectus for further information on these and other risk considerations.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

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PORTFOLIO OF INVESTMENTS 4/30/03
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The Portfolio of Investments is a list of all securities owned by your fund. It is categorized by broad-based asset classes.
                                                            PRINCIPAL AMOUNT
ISSUER                                                       (000 Omitted)                 $ VALUE
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
Municipal Bonds - 94.7%
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Airport and Port Revenue - 3.5%
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Chicago, IL (O'Hare International Airport), MBIA, 5.7s, 2008             $450             $460,467
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Chicago, IL (O'Hare International Airport), "A", AMBAC, 6s, 2005        1,900            2,032,772
----------------------------------------------------------------------------------------------------
Cleveland, OH, Airport Systems Rev., FSA, 5.5s, 2008                      250              277,105
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Dallas Fort Worth International Airport, Refunding &
Improvement, "A", FGIC, 5.5s, 2003                                        400              407,920
----------------------------------------------------------------------------------------------------
Delaware River Port Authority Pennsylvania & New Jersey,
Refunding Port District Project, "A", FSA, 5.25s, 2009                    550              619,014
----------------------------------------------------------------------------------------------------
Denver, CO, City & County Airport Rev., MBIA, 6s, 2006                  1,000            1,122,870
----------------------------------------------------------------------------------------------------
Massachusetts Port Authority Rev., 5.25s, 2007                            375              413,576
----------------------------------------------------------------------------------------------------
Massachusetts Port Authority Rev., 5.75s, 2010                            175              198,084
----------------------------------------------------------------------------------------------------
Massachusetts Port Authority Rev., "B", FSA, 4.35s, 2004                  500              515,205
----------------------------------------------------------------------------------------------------
Minneapolis & St. Paul, MN, Metropolitan Airport, FGIC, 5.25s, 2009       500              546,040
----------------------------------------------------------------------------------------------------
Omaha, NE, Airport Authority Rev., FSA, 4s, 2006                          500              525,595
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Port Seattle, WA, FGIC, 5.5s, 2007                                        500              558,040
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Richland Lexington, SC, Columbia Metropolitan Airport
Rev., FSA, 5s, 2009                                                       200              220,516
----------------------------------------------------------------------------------------------------
Wayne Charter County, MI, Airport Rev., Refunding Detroit
Metropolitan, "D", FGIC, 5.25s, 2006                                    1,000            1,099,510
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                                                                                        $8,996,714
----------------------------------------------------------------------------------------------------
Chemicals - 0.3%
----------------------------------------------------------------------------------------------------
Brazos River, TX, Harbor Navigation District (Dow
Chemical), "B", 4.75s, 2033                                              $330             $337,306
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Michigan Strategic Fund (Dow Chemical), 4.6s, 2014                        350              356,251
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                                                                                          $693,557
----------------------------------------------------------------------------------------------------
General Obligation - General Purpose - 15.1%
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Allen County, IN (Jail Building Corp.), 5.75s, 2009                      $235             $272,403
----------------------------------------------------------------------------------------------------
Broward County, FL, 5s, 2008                                              500              554,205
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Central Falls, RI, Radian, 5.5s, 2005                                     440              472,820
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Chicago, IL, AMBAC, 0s, 2006                                            1,000              923,510
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Columbus, OH, 5.25s, 2011                                                 705              791,348
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Commonwealth of Massachusetts, 5.75s, 2005                                500              537,225
----------------------------------------------------------------------------------------------------
Commonwealth of Massachusetts, 6s, 2011                                   310              368,674
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Dickson County, TN, FGIC, 4s, 2007                                       $820             $879,466
----------------------------------------------------------------------------------------------------
Du Page County, IL (Ars Jail), 5s, 2009                                   870              965,944
----------------------------------------------------------------------------------------------------
Hawkins County, TN, AMBAC, 4.5s, 2008                                     425              462,855
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Henderson, NV, Parks and Recreation, FGIC, 6s, 2006                       340              383,578
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Huntsville, AL, "A", 4s, 2003                                             500              500,000
----------------------------------------------------------------------------------------------------
Huntsville, AL, "D", 5s, 2008                                             350              393,032
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Indianapolis, IN (Public Improvement Bond Bank) "A", 5.25s, 2006          275              300,545
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King County, WA, "B", 4.75s, 2009                                       1,500            1,629,180
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Kingsport, TN, FGIC, "A", 4s, 2008                                      1,000            1,061,540
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Lansing, IL, FSA, "A", 4.25s, 2007                                        530              571,213
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Milwaukee County, WI, "A", 4.75s, 2007                                  1,000            1,100,710
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Mobile County, AL, MBIA, 5s, 2007                                         500              550,160
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Montgomery County, MD, 5.375s, 2005                                       500              533,255
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Nassau County, NY, "G", MBIA, 5.35s, 2009                               1,000            1,123,660
----------------------------------------------------------------------------------------------------
New York, NY, 5.3s, 2003                                                  500              504,790
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New York, NY, 5s, 2010                                                    370              394,983
----------------------------------------------------------------------------------------------------
New York, NY, 5.25s, 2012                                                 265              284,970
----------------------------------------------------------------------------------------------------
New York, NY, "B", 5.75s, 2011                                            375              415,965
----------------------------------------------------------------------------------------------------
New York, NY, "C", 5.25s, 2009                                            250              272,685
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New York, NY, "G", 5.5s, 2009                                             780              861,588
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Oakland, CA, "A", FGIC, 5s, 2010                                          820              912,471
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Pawtucket, RI, "A", AMBAC, 5s, 2009                                     1,000            1,113,800
----------------------------------------------------------------------------------------------------
Philadelphia, PA, FGIC, 5.25s, 2008                                     2,000            2,248,780
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Phoenix, AZ, (Civic Improvement) AMBAC, 5.5s, 2007                        250              281,318
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Pittsburgh, PA, "A", AMBAC, 5s, 2009                                    1,000            1,119,830
----------------------------------------------------------------------------------------------------
Prescott Valley, AZ, Municipal Property Corp., FGIC, 3.25s, 2007          500              519,225
----------------------------------------------------------------------------------------------------
Puerto Rico Commonwealth, "C", 6s, 2013                                   800              905,048
----------------------------------------------------------------------------------------------------
Saraland, AL, MBIA, 4.5s, 2009                                            865              938,421
----------------------------------------------------------------------------------------------------
Springfield, MA, MBIA, 5s, 2011                                         1,000            1,105,510
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St. Clair County, IL, FGIC, 5.625s, 2012                                  500              568,170
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State of California, 5s, 2011                                           1,000            1,078,500
----------------------------------------------------------------------------------------------------
State of California, FSA, 5.25s, 2010                                   2,000            2,250,620
----------------------------------------------------------------------------------------------------
State of Georgia, "E", 5.5s, 2003                                         500              503,400
----------------------------------------------------------------------------------------------------
State of Hawaii, "C", FSA, 5.25s, 2008                                    500              560,680
----------------------------------------------------------------------------------------------------
State of Illinois, FGIC, 5s, 2005                                         500              530,180
----------------------------------------------------------------------------------------------------
State of Mississippi, 5.5s, 2006                                          250              282,682
----------------------------------------------------------------------------------------------------
State of Mississippi, 6.2s, 2008                                          450              522,414
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State of South Carolina, Capital Improvement, "B", 5.75s, 2003            350              353,906
----------------------------------------------------------------------------------------------------
State of Washington, "B", FSA, 5s, 2008                                   500              555,135
----------------------------------------------------------------------------------------------------
State of Washington, "A", MBIA, 4s, 2008                                1,000            1,066,530
----------------------------------------------------------------------------------------------------
State of Washington, "R", 5.375s, 2007                                    750              848,512
----------------------------------------------------------------------------------------------------
State of Wisconsin, 5.125s, 2011                                          400              447,504
----------------------------------------------------------------------------------------------------
State of Wisconsin, "C", FSA, 5s, 2010                                  1,000            1,110,010
----------------------------------------------------------------------------------------------------
Taylor, MI, Building Authority, AMBAC, 5.5s, 2010                         500              570,320
----------------------------------------------------------------------------------------------------
Weslaco, TX, MBIA, 3.25s, 2007                                            795              823,620
----------------------------------------------------------------------------------------------------
Wisconsin Housing & Economic Development, AMBAC, 4.9s, 2005               160              168,496
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                                                                                       $38,495,386
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General Obligations - Improvement - 3.6%
----------------------------------------------------------------------------------------------------
Chicago, IL, MBIA, 5s, 2008                                            $1,250           $1,384,938
----------------------------------------------------------------------------------------------------
Jefferson County, KY, FSA, 0s, 2004                                     1,000              984,200
----------------------------------------------------------------------------------------------------
Jersey City, NJ, Refunding & General Improvement, "A", AMBAC, 4s, 2007    500              534,135
----------------------------------------------------------------------------------------------------
Kauai County, HI, FGIC, 6.25s, 2019(+++)                                  375              452,126
----------------------------------------------------------------------------------------------------
Madison & St. Clair Counties, IL (School Building), FGIC, 4.25s, 2005     500              523,770
----------------------------------------------------------------------------------------------------
Madison, WI, Industrial Development Rev. (Refunding Gas &
Electric Co.), "B", FGIC, 4.875s, 2027                                    420              448,715
----------------------------------------------------------------------------------------------------
New Orleans, LA, Certificates Indebtedness, FSA, 5.5s, 2010               500              578,340
----------------------------------------------------------------------------------------------------
North Slope Borough, AK, "A", MBIA, 0s, 2005                              500              479,030
----------------------------------------------------------------------------------------------------
Oak Ridge, TN, AMBAC, 5s, 2012                                            300              328,290
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Puerto Rico Commonwealth, Refunding Public Improvement,
"A" MBIA, 5.5s, 2015                                                    1,000            1,166,150
----------------------------------------------------------------------------------------------------
State of Ohio, "E", 5.5s, 2008                                          1,450            1,653,218
----------------------------------------------------------------------------------------------------
State of Tennessee, "A", FGIC, 5.25s, 2008                                500              560,445
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                                                                                        $9,093,357
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General Obligations - Schools - 10.5%
----------------------------------------------------------------------------------------------------
Birdville, TX, Independent School District, "A", PSF, 4.25s, 2008        $500             $536,435
----------------------------------------------------------------------------------------------------
Bloomington, MN, Independent School District, 5.25s, 2011                 500              554,960
----------------------------------------------------------------------------------------------------
Byron Center, MI, Public Schools, 5s, 2011                                600              665,340
----------------------------------------------------------------------------------------------------
Cincinnati, OH, City School District, FSA, 4.5s, 2006                     500              542,200
----------------------------------------------------------------------------------------------------
Clackamas County, OR, School District, 6s, 2011                           315              368,547
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Cook County, IL, Community Consolidated School, FSA, 0s, 2008             500              421,075
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Cook County, IL, High School District Number 205, "D", FSA, 0s, 2004      500              493,155
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Cook County, IL, School District Number 135, "A", MBIA, 3.25s, 2006       500              521,155
----------------------------------------------------------------------------------------------------
Cypress Fair, TX, Independent School District, PSF, 5s, 2008              500              553,180
----------------------------------------------------------------------------------------------------
Deer Park, TX, Independent School District, PSF, 0s, 2009               1,000              819,890
----------------------------------------------------------------------------------------------------
Detroit, MI, City School District (School Building & Site
Improvement) "B", FGIC, 5s, 2010                                        2,000            2,224,000
----------------------------------------------------------------------------------------------------
Dodge, KS, Unified School District, FGIC, 4s, 2006                        500              531,120
----------------------------------------------------------------------------------------------------
Ferndale, MI, School District, 5.5s, 2013                               1,115            1,259,537
----------------------------------------------------------------------------------------------------
Hall County, GA, School District, 4.5s, 2007                            1,540            1,683,959
----------------------------------------------------------------------------------------------------
Kane McHenry Cook & De Kalb, Capital Appreciation, AMBAC, 0s, 2003        750              744,330
----------------------------------------------------------------------------------------------------
Kaufman, TX, Independent School District, PSF, 0s, 2005                   500              482,705
----------------------------------------------------------------------------------------------------
Lake County, IL, FGIC, 4.8s, 2004                                         400              409,716
----------------------------------------------------------------------------------------------------
Lake County, IL, Community School District, "B", FGIC, 0s, 2005           500              474,685
----------------------------------------------------------------------------------------------------
Lancaster County, NE, School District, (Lincoln Public
School) 4s, 2008                                                          500              532,160
----------------------------------------------------------------------------------------------------
Manistee, MI, Public Schools, FGIC, 5.15s, 2010(+++)                      100              113,110
----------------------------------------------------------------------------------------------------
Mauston, WI, Joint School District, FGIC, 5.55s, 2005                     500              537,895
----------------------------------------------------------------------------------------------------
McHenry & Kane Counties, IL, FGIC, 0s, 2004                               350              347,084
----------------------------------------------------------------------------------------------------
Mesquite, TX, Independent School District, PSF, 0s, 2004                  685              672,554
----------------------------------------------------------------------------------------------------
Michigan City, IN, School Building, FSA, 5s, 2006                         250              270,938
----------------------------------------------------------------------------------------------------
Midlothian, TX, Independent School District, "A", PSF, 4.4s, 2007         700              754,194
----------------------------------------------------------------------------------------------------
Mishawaka, IN (School Building Corp.), AMBAC, 4.5s, 2007                  320              345,850
----------------------------------------------------------------------------------------------------
New Albany, Floyd County School Building, (First
Mortgage) FGIC, 5.5s, 2007                                                250              279,018
----------------------------------------------------------------------------------------------------
North Lawrence, IN, FSA, 5s, 2008                                         500              554,330
----------------------------------------------------------------------------------------------------
Norwin, PA, School District, FGIC, 6s, 2020(+++)                          250              295,433
----------------------------------------------------------------------------------------------------
Oconto Falls, WI, Public School District, FSA, 5.25s,
2007                                                                      500              556,180
----------------------------------------------------------------------------------------------------
Oklahoma County, OK, Independent School District, FGIC, 5s, 2009        2,000            2,231,440
----------------------------------------------------------------------------------------------------
Plymouth Canton, MI, Community School, 5s, 2011                           500              554,560
----------------------------------------------------------------------------------------------------
Portage, IN, High School, First Mortgage, 2.15s, 2005                     255              257,017
----------------------------------------------------------------------------------------------------
Round Rock, TX, Independent School District, PSF, 6.5s, 2011              500              601,265
----------------------------------------------------------------------------------------------------
Round Rock, TX, Independent School District, PSF, 5.375s, 2012            570              648,654
----------------------------------------------------------------------------------------------------
State of Ohio, "A", 5.25s, 2004                                           450              470,358
----------------------------------------------------------------------------------------------------
State of South Carolina, 5.75s, 2007                                      500              563,880
----------------------------------------------------------------------------------------------------
Tuscaloosa , AL, 5s, 2007                                                 465              512,114
----------------------------------------------------------------------------------------------------
Unionville Chadds Ford, PA School, MBIA, 4s, 2004                         490              504,891
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Vidor, TX, Independent School District, PSF, 5.875s, 2007                 410              463,521
----------------------------------------------------------------------------------------------------
Warren Township, IN, (First Mortgage) FGIC, 4.5s, 2005                    500              525,250
----------------------------------------------------------------------------------------------------
Wasterville, OH, City School District, MBIA, 5.5s, 2012                   300              341,268
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Will County, IL, School District, FSA, 0s, 2003                           525              521,608
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                                                                                       $26,740,561
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Health Care Revenue - Hospitals - 10.5%
----------------------------------------------------------------------------------------------------
Baxter County, AR, Hospital Rev., 4.7s, 2005                             $320             $333,347
----------------------------------------------------------------------------------------------------
Blair County, PA, Hospital Authority Rev. (Altoona
Hospital), "A", AMBAC, 5.375s, 2006                                       460              509,321
----------------------------------------------------------------------------------------------------
California Statewide Community, (Kaiser Permanente) "D",
4.35s, 2036                                                               600              624,834
----------------------------------------------------------------------------------------------------
Colorado Health Facilities Authority Rev. (Catholic
Health Initiatives), "A", 5s, 2008                                        500              536,795
----------------------------------------------------------------------------------------------------
Colorado Health Facilities Authority Rev. (Rocky Mountain
Adventist) 6.625s, 2013                                                   300              307,947
----------------------------------------------------------------------------------------------------
Comal County, TX, Health Facilities Development,
Healthcare Systems (McKenna Memorial), "A",
3.625s, 2005                                                              195              196,844
----------------------------------------------------------------------------------------------------
Comal County, TX, Health Facilities Development,
Healthcare Systems (McKenna Memorial), "A", 4s, 2006                      170              172,416
----------------------------------------------------------------------------------------------------
DCH Health Care Authority, AL, Facilities Rev., 4s, 2008                  500              516,145
----------------------------------------------------------------------------------------------------
Delaware County, PA, Hospital Rev. (Crozer-Chester
Medical Center), 4.75s, 2005                                              500              523,645
----------------------------------------------------------------------------------------------------
Denver, CO, Health & Hospital Rev., 5.125s, 2006                          200              216,052
----------------------------------------------------------------------------------------------------
Erie County, OH, Hospital Facilities Rev. (Firelands
Regional Medical Center), "A", 4s, 2004                                   420              430,752
----------------------------------------------------------------------------------------------------
Gainsville & Hall County, GA, Hospital, 3.5s, 2005                        500              510,820
----------------------------------------------------------------------------------------------------
Greenville Hospital Systems Facilities, "A", 5s, 2008                     500              555,180
----------------------------------------------------------------------------------------------------
Highlands County, FL, Health Facilities (Adventist
Health), 3.35s, 2032                                                      500              513,050
----------------------------------------------------------------------------------------------------
Huntsville, AL, Health Care Authority, "A", 4s, 2003                      300              300,447
----------------------------------------------------------------------------------------------------
Huntsville, AL, Health Care Authority, "A", 5.25s, 2005                   300              316,491
----------------------------------------------------------------------------------------------------
Illinois Health Facilities Authority Rev. (Children's
Memorial Hospital), AMBAC, 5.75s, 2011                                    250              282,235
----------------------------------------------------------------------------------------------------
Illinois Health Facilities Authority Rev. (Condell
Medical Center), 4s, 2004                                                 825              844,330
----------------------------------------------------------------------------------------------------
Illinois Health Facilities Authority Rev. (Decatur
Memorial Hospital), 4s, 2004                                              415              428,081
----------------------------------------------------------------------------------------------------
Illinois Health Facilities Authority Rev. (Sherman Health
Systems), 5.5s, 2007                                                      440              495,801
----------------------------------------------------------------------------------------------------
Indiana Health Facility Financing Authority Rev. (Holy
Cross Health Systems Corp.), 5.375s, 2008                               1,000            1,139,090
----------------------------------------------------------------------------------------------------
Indiana Health Facility Financing Authority Rev. (Sherman
Health Systems), 5.5s, 2008                                               500              558,470
----------------------------------------------------------------------------------------------------
Iowa Finance Authority Health Care Facilites (Genesis
Medical Center), 6s, 2010                                                 210              237,890
----------------------------------------------------------------------------------------------------
Iowa Finance Authority Health Care Facilities (Great
River Medical Center) 4s, 2003                                            500              500,400
----------------------------------------------------------------------------------------------------
Kent Hospital Finance Authority, MI (Spectrum Health),
"A" 5.25s, 2009                                                           750              817,747
----------------------------------------------------------------------------------------------------
Kentucky Ecomomic Development Finance Authority (Norton
Healthcare, Inc.), 6.125s, 2010                                           150              162,465
----------------------------------------------------------------------------------------------------
Marion County, FL, Hospital District Rev. (Monroe
Regional) 4.75s, 2005                                                     500              530,795
----------------------------------------------------------------------------------------------------
Marshall County, AL, Health Care, "A", 4.5s, 2005                         225              233,624
----------------------------------------------------------------------------------------------------
Marshall County, AL, Health Care, "A", 4.5s, 2006                         240              251,935
----------------------------------------------------------------------------------------------------
Martin County, FL, Health Facilities (Martin Memorial
Medical Center), "A", 5.25s, 2008                                         800              849,184
----------------------------------------------------------------------------------------------------
Massachusetts Development Finance Agency (MA Biomedical
Research Corp.) 5.75s, 2006                                               260              286,549
----------------------------------------------------------------------------------------------------
Massachusetts Health & Educational Facilities Authority
(Baystate Medical Center), "F", 5s, 2009                                  235              252,421
----------------------------------------------------------------------------------------------------
Massachusetts Health & Educational Facilities Authority
(Berkshire Health) "E", 4.5s, 2005                                        385              399,842
----------------------------------------------------------------------------------------------------
Massachusetts Health & Educational Facilities Authority
(Caritas Christi), "B", 4s, 2003                                          200              200,612
----------------------------------------------------------------------------------------------------
Massachusetts Health & Educational Healthcare Systems
(Covenant Health), 5s, 2007                                               260              274,505
----------------------------------------------------------------------------------------------------
Massachusetts Health & Educational Facilities Authority
(Jordan Hospital) 4.8s, 2006                                              600              631,716
----------------------------------------------------------------------------------------------------
Michigan Hospital Finance Authority Rev., "A" (Crittenton
Hospital) 5.5s, 2013                                                      310              336,024
----------------------------------------------------------------------------------------------------
Michigan Hospital Finance Authority Rev. (Genesys Health
System), 5.5s, 2007                                                       750              857,430
----------------------------------------------------------------------------------------------------
Mississippi Hospital Equipment & Facilities (SW
Mississippi Medical), 5s, 2014                                            500              497,065
----------------------------------------------------------------------------------------------------
Montgomery, AL (Baptist) 5s, 2011                                       1,000            1,109,120
----------------------------------------------------------------------------------------------------
Montgomery, AL, Special Care Facilities (Baptist Medical
Center), "C" FSA, 5.15s, 2005                                             250              269,850
----------------------------------------------------------------------------------------------------
New Hampshire Health & Education Facilities (Catholic
Medical Center), 3.6s, 2006                                               250              253,573
----------------------------------------------------------------------------------------------------
New Hampshire Health & Education Facilities (Catholic
Medical Center), "A", 3.25s, 2005                                         265              267,748
----------------------------------------------------------------------------------------------------
New Hampshire Health & Education Facilities (Exeter
Hospital), 4.6s, 2007                                                     395              416,057
----------------------------------------------------------------------------------------------------
Oklahoma State Development Finance Authority (Oklahoma
Hospital Assn.), AMBAC, 5.25s, 2004                                       250              260,698
----------------------------------------------------------------------------------------------------
Philadelphia, PA, Hospital & High Education (Children's
Hospital), "E", 5s, 2032                                                  750              828,540
----------------------------------------------------------------------------------------------------
Rhode Island Health & Education Building, Hospital
Financing (Lifespan Obligation Group) 5.75s, 2010                         250              267,445
----------------------------------------------------------------------------------------------------
Richland County, OH, Hospital Facilities (Medcentral
Health) 5.4s, 2003                                                        200              203,380
----------------------------------------------------------------------------------------------------
Scranton-Lackawanna, PA, Health & Welfare (Community
Medical Center), 5.25s, 2006                                              935            1,033,194
----------------------------------------------------------------------------------------------------
South Dakota Health & Educational (Prairie Lakes Health
Care Systems) 3.1s, 2005                                                  215              217,262
----------------------------------------------------------------------------------------------------
Spartanburg County, SC, Health Service, FSA, 3.5s, 2004                   660              674,652
----------------------------------------------------------------------------------------------------
Spartanburg County, SC, Health Service, FSA, 6s, 2007                     675              771,390
----------------------------------------------------------------------------------------------------
St. Cloud, MN (St. Cloud Hospital), FSA, 5.5s, 2006                       260              287,550
----------------------------------------------------------------------------------------------------
State of Wisconsin Health & Educational Facilities
(Wheaton Franciscan Services), 5s, 2007                                   260              280,069
----------------------------------------------------------------------------------------------------
Steubenville, OH (Trinity Hospital) 5.7s, 2010                            220              243,060
----------------------------------------------------------------------------------------------------
Tyler, TX, Health Facilities Development Corp. (Mother
Frances Hospital), 4.5s, 2006                                             500              523,635
----------------------------------------------------------------------------------------------------
Tyler, TX, Health Facilities Development Corp. (Mother
Frances Hospital), 5s, 2007                                               500              531,085
----------------------------------------------------------------------------------------------------
Waco, TX, Health Facilities Development Corp. (Ascension
Health), 5.5s, 2009                                                       250              280,342
----------------------------------------------------------------------------------------------------
West Virginia Hospital Finance Authority (Charleston
Medical Center), 6.5s, 2005                                                20               21,836
----------------------------------------------------------------------------------------------------
West Virginia Hospital Finance Authority (Charleston
Medical Center), 6.5s, 2005                                                80               89,288
----------------------------------------------------------------------------------------------------
Wichita, KS, Hospital Rev. (Via Christi) 3.75s, 2003                      410              414,547
----------------------------------------------------------------------------------------------------
Wisconsin Health & Higher Educational Facilities
(Agnesian Healthcare, Inc.), 5s, 2006                                      65               69,797
----------------------------------------------------------------------------------------------------
                                                                                       $26,946,415
----------------------------------------------------------------------------------------------------
Industrial Revenue - Airlines - 0.0%
----------------------------------------------------------------------------------------------------
Massachusetts Port Authority Rev. (US Airways), MBIA,
5s, 2006                                                                  $50+             $53,943
----------------------------------------------------------------------------------------------------

Industrial Revenue - Environmental Services - 0.3%
----------------------------------------------------------------------------------------------------
California Statewide Community Development Authority
(Republic Services,. Inc.) "A", 4.95s, 2012                              $250             $250,313
----------------------------------------------------------------------------------------------------
Michigan Strategic Fund (Waste Management) 4.2s, 2027                     400              406,180
----------------------------------------------------------------------------------------------------
                                                                                          $656,493
----------------------------------------------------------------------------------------------------
Industrial Revenue - Other - 1.1%
----------------------------------------------------------------------------------------------------
Cartersville, GA, Development Authority Waste (Anheuser
Busch), 5.1s, 2012                                                       $375             $401,347
----------------------------------------------------------------------------------------------------
Corpus Christi, TX, Nueces County General Rev. (Union
Pacific), 5.35s, 2010                                                     610              625,104
----------------------------------------------------------------------------------------------------
Fort Bend County, TX, Industrial Development (Frito Lay),
3s, 2011                                                                  575              591,836
----------------------------------------------------------------------------------------------------
Memphis-Shelby County, TN (Federal Express), 5.05s, 2012                  400              425,616
----------------------------------------------------------------------------------------------------
Pennsylvania Economic Development Financing (Amtrak),
"A", 6s, 2006                                                             100              105,453
----------------------------------------------------------------------------------------------------
Prince Georges County, MD, Industrial Development
(International Paper), 3.15s, 2014                                        320              320,000
----------------------------------------------------------------------------------------------------
Utah County, UT, Environmental Improvement Rev. (USX
Corp.), 5.05s, 2017                                                       300              301,722
----------------------------------------------------------------------------------------------------
                                                                                        $2,771,078
----------------------------------------------------------------------------------------------------
Industrial Revenue - Paper - 0.1%
----------------------------------------------------------------------------------------------------
Erie County, PA, Industrial Development Authority
(International Paper Co.), 5.25s, 2010                                   $250             $262,378
----------------------------------------------------------------------------------------------------

Miscellaneous Revenue - Entertainment & Tourism - 0.4%
----------------------------------------------------------------------------------------------------
Arizona Tourism & Sports Authority, (Multipurpose
Stadium) Facility Rev., "A", MBIA, 5s, 2010                            $1,000           $1,119,120
----------------------------------------------------------------------------------------------------

Miscellaneous Revenue - Other - 1.3%
----------------------------------------------------------------------------------------------------
California Department Water Resources, "A", 5.5s, 2010                   $600             $667,176
----------------------------------------------------------------------------------------------------
California Department Water Resources, "A" MBIA,
5.25s, 2011                                                             1,000            1,123,500
----------------------------------------------------------------------------------------------------
District of Columbia Tax, FSA, 0s, 2005                                   600              569,922
----------------------------------------------------------------------------------------------------
Illinois Development Finance Authority Rev. (Elgin
School), FSA, 0s, 2010                                                    500              388,310
----------------------------------------------------------------------------------------------------
New Jersey Economic Development Authority, MBIA,
5s, 2009                                                                  500              560,855
----------------------------------------------------------------------------------------------------
                                                                                        $3,309,763
----------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 0.8%
----------------------------------------------------------------------------------------------------
Massachusetts Housing Finance Agency, MBIA, 5.35s, 2010                  $230             $243,835
----------------------------------------------------------------------------------------------------
Missouri Housing Development Commission, 4.35s, 2007                      220              230,773
----------------------------------------------------------------------------------------------------
Philadelphia, PA, Housing Authority, "A", FSA, 5s, 2008                   500              559,315
----------------------------------------------------------------------------------------------------
Virginia Housing Development Authority, 4.4s, 2003                        560              567,386
----------------------------------------------------------------------------------------------------
Wisconsin Housing & Economic Development Housing, MBIA,
3.2s, 2004                                                                500              512,765
----------------------------------------------------------------------------------------------------
                                                                                        $2,114,074
----------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 1.3%
----------------------------------------------------------------------------------------------------
Fayetteville, AK, Sales & Use, 3.2s, 2007                                $275             $277,142
----------------------------------------------------------------------------------------------------
Illinois Sales Tax Rev., First Series, 5s, 2007                         1,000            1,106,960
----------------------------------------------------------------------------------------------------
Monroe, LA, Sales & Use Tax Rev., FGIC, 5.75s, 2011                       845              986,267
----------------------------------------------------------------------------------------------------
Spokane, WA, Public Facilities District Hotel, "A" MBIA,
5.75s, 2012                                                               425              487,960
----------------------------------------------------------------------------------------------------
Washington, DC, (Convention Center) AMBAC, 4.75s, 2005                    345              371,644
----------------------------------------------------------------------------------------------------
                                                                                        $3,229,973
----------------------------------------------------------------------------------------------------

Single Family Housing Revenue - Local - 0.0%
----------------------------------------------------------------------------------------------------
Chicago, IL, GNMA, 5.4s, 2010                                             $45              $48,195
----------------------------------------------------------------------------------------------------
San Bernardino County, CA, Single Family Mortgage Rev.,
GNMA, 7.375s, 2020                                                        110              115,741
----------------------------------------------------------------------------------------------------
                                                                                          $163,936
----------------------------------------------------------------------------------------------------
Single Family Housing Revenue - State - 1.7%
----------------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority, 7.25s, 2010                        $190             $200,839
----------------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority, 6.7s, 2016                          115              120,074
----------------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority  8.4s, 2021                           90               94,883
----------------------------------------------------------------------------------------------------
Colorado Housing & Finance Authority, Single Family
Program Authority, 6.3s, 2012                                             235              255,393
----------------------------------------------------------------------------------------------------
Minnesota Housing Finance Agency, Variable Residential
Housing Finance "C", 3s, 2021                                             500              504,305
----------------------------------------------------------------------------------------------------
Ohio Housing Finance Agency, Single Family Mortgage Rev.,
GNMA, 5.45s, 2006                                                         400              425,792
----------------------------------------------------------------------------------------------------
Oklahoma Housing Development Authority Rev. (Lease
Purchase Program), "A", 5.1s, 2005                                        200              211,776
----------------------------------------------------------------------------------------------------
Oklahoma Housing Finance Agency, GNMA, 7.6s, 2015                         310              341,202
----------------------------------------------------------------------------------------------------
South Dakota Housing Development Authority, 3.45s, 2003                   250              250,000
----------------------------------------------------------------------------------------------------
South Dakota Housing Development Authority, 4.9s, 2008                    685              731,135
----------------------------------------------------------------------------------------------------
South Dakota Housing Development Authority, FNMA, 5.65s,
2011                                                                      250              268,085
----------------------------------------------------------------------------------------------------
South Dakota Housing Development Authority, Homeownership
Mortgage, "A", 4.15s, 2007                                                300              308,325
----------------------------------------------------------------------------------------------------
Wyoming Community Development Authority, Housing Rev.,
5s, 2006                                                                  600              635,340
----------------------------------------------------------------------------------------------------
                                                                                        $4,347,149
----------------------------------------------------------------------------------------------------
Solid Waste Revenue - 0.8%
----------------------------------------------------------------------------------------------------
Central Wayne County, MI, Sanitation, Series VII,
4.75s, 2007                                                              $500             $505,245
----------------------------------------------------------------------------------------------------
Detroit, MI, Economic Development Corp., AMBAC,
3.8s, 2005                                                                375              390,788
----------------------------------------------------------------------------------------------------
Niagara County, NY, Industrial Development Agency, Solid
Waste Disposal Rev. (American Ref-fuel Inc.) 5.625s, 2024                 300              317,757
----------------------------------------------------------------------------------------------------
Northeast Maryland Waste Disposal Authority Rev.,
(Ogden Mortin) 5.9s, 2005                                                 500              538,395
----------------------------------------------------------------------------------------------------
Tacoma, WA, Solid Waste Utility Rev., AMBAC, 5s, 2010                     400              446,428
----------------------------------------------------------------------------------------------------
                                                                                        $2,198,613
----------------------------------------------------------------------------------------------------

State and Local Appropriation - 9.0%
----------------------------------------------------------------------------------------------------
Alaska Certificates Participation (Alaska Psychiatric
Institute) AMBAC, 4s, 2006                                               $500             $535,115
----------------------------------------------------------------------------------------------------
Arizona Certificates Participation, "A" MBIA, 5s, 2006                    500              548,960
----------------------------------------------------------------------------------------------------
Columbia, SC, Certificates Participation, AMBAC, 5s, 2011                 650              721,565
----------------------------------------------------------------------------------------------------
Columbus, IN, Multi School Building, FSA, 5s, 2010                        725              804,757
----------------------------------------------------------------------------------------------------
District of Columbia Certificates Participation AMBAC,
5.25s, 2008                                                             1,500            1,669,215
----------------------------------------------------------------------------------------------------
Escambia County, FL, School Board, MBIA, 3.5s, 2005                       500              518,230
----------------------------------------------------------------------------------------------------
Hamilton County, IN, Public Building Corp., AMBAC,
3.5s, 2004                                                              1,010            1,038,634
----------------------------------------------------------------------------------------------------
Hamilton County, IN, Public Building Corp., FSA, 5s, 2010                 605              671,556
----------------------------------------------------------------------------------------------------
Indiana Bond Bank Rev., AMBAC, 5.3s, 2007                                 350              388,328
----------------------------------------------------------------------------------------------------
Kentucky Property & Building Commerce, 5.25s, 2005                        500              532,410
----------------------------------------------------------------------------------------------------
Kentucky Property & Building Commerce, "A" FSA,
5.5s, 2011                                                                500              575,410
----------------------------------------------------------------------------------------------------
Kosciusko County, IN, Building Corp., FSA, 3.5s, 2004                     600              610,608
----------------------------------------------------------------------------------------------------
Macon County and Decatur, IL, FGIC, 6.5s, 2005                            325              351,634
----------------------------------------------------------------------------------------------------
Michigan Building Authority Rev., FSA, 5s, 2011                         1,500            1,628,655
----------------------------------------------------------------------------------------------------
New Jersey Building Authority, 5.5s, 2006                               1,000            1,110,800
----------------------------------------------------------------------------------------------------
New Jersey State Transit Corp. (Federal Transit
Administration Grants), "B" AMBAC, 5.5s, 2007                             650              737,321
----------------------------------------------------------------------------------------------------
New York Dormitory Authority Rev., "A", 5.25s, 2009                     1,000            1,142,110
----------------------------------------------------------------------------------------------------
New York Urban Development Corp. Rev., AMBAC,
5.4s, 2006                                                              1,000            1,096,470
----------------------------------------------------------------------------------------------------
Ohio Building Authority (Adult Correctional Building)
FSA, 5s, 2009                                                           1,290            1,437,382
----------------------------------------------------------------------------------------------------
Ohio Building Authority (State Facilities Administration
Building) 5.375s, 2013                                                  1,000            1,120,830
----------------------------------------------------------------------------------------------------
Pennsylvania Industrial Development Authority, Economic
Development AMBAC, 5.25s, 2011                                          1,900            2,141,737
----------------------------------------------------------------------------------------------------
Salt Lake City, UT, Redevelopment Agency, "A" FSA,
3.75s, 2004                                                               500              510,725
----------------------------------------------------------------------------------------------------
State of Ohio Building Authority (Adult Correctional
Facilities) 5.75s, 2008                                                   425              487,641
----------------------------------------------------------------------------------------------------
State of Oregon, AMBAC, 5.5s, 2008                                        500              569,320
----------------------------------------------------------------------------------------------------
State of Utah, Building Ownership Authority Lease Rev.,
FSA, 0s, 2005                                                             685              659,895
----------------------------------------------------------------------------------------------------
Suffolk County, NY, Judicial Facilities (John P. Cohalan
Complex), AMBAC, 5.75s, 2011                                              160              182,581
----------------------------------------------------------------------------------------------------
Texas Public Finance Authority Building Rev., Building
Revenue, "B" AMBAC 6.25s, 2006                                          1,000            1,120,660
----------------------------------------------------------------------------------------------------
                                                                                       $22,912,549
----------------------------------------------------------------------------------------------------
Student Loan Revenue - 0.3%
----------------------------------------------------------------------------------------------------
Alaska Student Loan Corp. Rev., AMBAC, 5s, 2003                          $400             $402,296
----------------------------------------------------------------------------------------------------
Massachusetts Educational Financing Authority, "E" AMBAC
4.5s, 2009                                                                100              104,210
----------------------------------------------------------------------------------------------------
Pennsylvania Higher Education Standard Loan, "B" FSA,
3.15s, 2017                                                               250              250,673
----------------------------------------------------------------------------------------------------
                                                                                          $757,179
----------------------------------------------------------------------------------------------------
Tax Assesment - 1.1%
----------------------------------------------------------------------------------------------------
Birmingham Jefferson, AL, Civic, "A" FSA,
5.25s, 2005                                                              $575             $610,604
----------------------------------------------------------------------------------------------------
Birmingham Jefferson, AL, Civic, "A" FSA,
5.25s, 2007                                                             1,250            1,383,638
----------------------------------------------------------------------------------------------------
Lewisville, TX, 4.125s, 2031                                              500              530,770
----------------------------------------------------------------------------------------------------
Omaha, NE, Special Obligation (Riverfront Redevelopment),
"A", 4.125s, 2008                                                         285              305,078
----------------------------------------------------------------------------------------------------
                                                                                        $2,830,090
----------------------------------------------------------------------------------------------------
Tax-Other - 1.6%
----------------------------------------------------------------------------------------------------
Chicago, IL, Motor Fuel Tax Rev., AMBAC, 6.125s, 2009                    $500             $584,610
----------------------------------------------------------------------------------------------------
Collier County, FL, Gas Tax Rev., AMBAC, 5s, 2010                       1,045            1,166,784
----------------------------------------------------------------------------------------------------
Denver, CO, City & County Excise Tax, FSA, 5.25s, 2008                    250              284,408
----------------------------------------------------------------------------------------------------
District of Columbia Tax Increment (Galary Place) FSA,
4s, 2006                                                                  370              393,447
----------------------------------------------------------------------------------------------------
Florida State Board of Education, Lottery Rev., FGIC,
5.5s, 2011                                                                150              171,357
----------------------------------------------------------------------------------------------------
State of Wisconsin, 6s, 2004                                              500              527,450
----------------------------------------------------------------------------------------------------
Virgin Islands Public Finance Authority, 5.5s, 2005                     1,000            1,069,830
----------------------------------------------------------------------------------------------------
                                                                                        $4,197,886
----------------------------------------------------------------------------------------------------
Tobacco - 0.5%
----------------------------------------------------------------------------------------------------
District of Columbia Tobacco Settlement, Asset Backed
Bonds, 5.2s, 2008                                                        $450             $446,490
----------------------------------------------------------------------------------------------------
Golden State, CA, Tobacco Securitization, "A", 5s, 2021                   500              481,150
----------------------------------------------------------------------------------------------------
Tobacco Settlement Financing Corp., NJ, 4.375s, 2019                      250              226,350
----------------------------------------------------------------------------------------------------
                                                                                        $1,153,990
----------------------------------------------------------------------------------------------------
Transportation -Special Tax - 2.9%
----------------------------------------------------------------------------------------------------
Arizona Transportation Board Highway Rev., 5s, 2006                      $550             $605,880
----------------------------------------------------------------------------------------------------
Colorado Department of Transportation Rev., AMBAC, 6s, 2008               235              273,932
----------------------------------------------------------------------------------------------------
Du Page County, IL, Transport Rev., FSA, 5.5s, 2011                     1,000            1,134,870
----------------------------------------------------------------------------------------------------
New York Thruway Authority Highway & Bridge Trust Fund,
"A" FGIC, 5.25s, 2010                                                   1,600            1,809,264
----------------------------------------------------------------------------------------------------
New York Thruway Authority Highway & Bridge Trust Fund,
"C" FGIC, 5.5s, 2006                                                    1,200            1,329,804
----------------------------------------------------------------------------------------------------
Oklahoma Turnpike Authority, Turnpike Rev., "A" FGIC, 5.5s, 2007        1,000            1,122,760
----------------------------------------------------------------------------------------------------
Texas Turnpike Authority Central Turnpike Systems, Bond
Anticipation Notes Second Tier, 5s, 2007                                1,000            1,103,940
----------------------------------------------------------------------------------------------------
                                                                                        $7,380,450
----------------------------------------------------------------------------------------------------
Turnpike Revenue - 0.6%
----------------------------------------------------------------------------------------------------
New Mexico State Highway Commission, 5.5s, 2006                          $430             $479,996
----------------------------------------------------------------------------------------------------
Orlando & Orange County, FL (Expressway Florida), FGIC,
8.844s, 2004(++)                                                        1,000            1,047,740
----------------------------------------------------------------------------------------------------
                                                                                        $1,527,736
----------------------------------------------------------------------------------------------------
Universities - Colleges - 5.4%
----------------------------------------------------------------------------------------------------
Auburn University , AL, University Rev., AMBAC, 5s, 2006                 $255             $278,526
----------------------------------------------------------------------------------------------------
Clemson University, SC, University Rev., AMBAC, 5.5s, 2007                875              990,054
----------------------------------------------------------------------------------------------------
District of Columbia Rev. (Gonzaga College), FSA, 5s, 2012                500              557,255
----------------------------------------------------------------------------------------------------
Illinois Educational Facilities Authority Rev. (Augustana
College), "A", 4s, 2006                                                   615              642,466
----------------------------------------------------------------------------------------------------
Massachusetts College Building, "A" XLCA, 5s, 2009                      1,205            1,340,285
----------------------------------------------------------------------------------------------------
Massachusetts Development Finance Agency (Massachusetts
College of Pharmacy) "C", 5s, 2007                                        475              509,129
----------------------------------------------------------------------------------------------------
Massachusetts Development Finance Agency (Western New
England College), 4s, 2008                                                685              690,685
----------------------------------------------------------------------------------------------------
Massachusetts Health & Educational (Massachusetts
Institute Technology) "K", 5.25s, 2012                                    375              428,385
----------------------------------------------------------------------------------------------------
Northern Arizona University Rev., FGIC, 4s, 2005                          500              526,560
----------------------------------------------------------------------------------------------------
Rhode Island Health & Education Building (Johnson &
Wales), XLCA, 5s, 2010                                                  2,265            2,508,465
----------------------------------------------------------------------------------------------------
Southeast Missouri State University, MBIA, 5.625s, 2010                   250              288,315
----------------------------------------------------------------------------------------------------
Texas A & M University Rev., Financing Systems, 2.5s, 2006                750              766,965
----------------------------------------------------------------------------------------------------
Texas Public Finance Authority Rev., Southern University
Financing Systems, MBIA, 5s, 2007                                         500              558,905
----------------------------------------------------------------------------------------------------
Texas University Systems Financing Rev., FSA, 5s, 2008                    565              625,551
----------------------------------------------------------------------------------------------------
University of Arizona Rev., Refunding Systems, FSA, 5s, 2006              570              627,325
----------------------------------------------------------------------------------------------------
University of Arizona Rev., Refunding Systems, FSA, 5.25s, 2010         1,000            1,133,650
----------------------------------------------------------------------------------------------------
University of Arkansas Rev., Athletic Facility (Razorback
Stadium), FSA, 3.55s, 2021                                                500              531,030
----------------------------------------------------------------------------------------------------
University of Texas Permanent University Fund, "A", 5s, 2009              580              650,244
----------------------------------------------------------------------------------------------------
                                                                                       $13,653,795
----------------------------------------------------------------------------------------------------
Universities - Dormatories - 0.5%
----------------------------------------------------------------------------------------------------
New York Dormitory Authority Rev., FGIC, 5.25s, 2029                   $1,000           $1,117,590
----------------------------------------------------------------------------------------------------
Private College & University Authority (Mercer Housing
Corp.), "A", 6s, 2004                                                      50               51,559
----------------------------------------------------------------------------------------------------
Private College & University Authority (Mercer Housing
Corp.), "A", 6s, 2005                                                      70               73,739
----------------------------------------------------------------------------------------------------
                                                                                        $1,242,888
----------------------------------------------------------------------------------------------------
Universities - Secondary Schools - 0.5%
----------------------------------------------------------------------------------------------------
Alabama Public School & College, "C" FSA, 4.5s, 2009                   $1,000           $1,089,580
----------------------------------------------------------------------------------------------------
New Hampshire Health & Education (Derryfield School), 6.5s, 2010          180              194,346
----------------------------------------------------------------------------------------------------
                                                                                        $1,283,926
----------------------------------------------------------------------------------------------------
Utilities - Investor Owned - 1.2%
----------------------------------------------------------------------------------------------------
Brazos River Authority Texas (TXU Electric Co.), "A", 4.95s, 2030        $200             $200,376
----------------------------------------------------------------------------------------------------
Chesapeake, VA, Industrial Development Authority (VEPCO) 5.25s, 2008      250              260,657
----------------------------------------------------------------------------------------------------
Hillsborough County, FL (Tampa Electric) 4s, 2025                         500              495,260
----------------------------------------------------------------------------------------------------
Illinois Development Finance Authority, "B" (Peoples Gas) 3.05s, 2033   1,000            1,023,980
----------------------------------------------------------------------------------------------------
Illinois Development Finance Authority (Commonwealth
Edison Co.), 4.4s, 2006                                                   500              544,960
----------------------------------------------------------------------------------------------------
New Hampshire Pollution Control Rev. (United Illuminating
Co.), 3.75s, 2027                                                         500              504,425
----------------------------------------------------------------------------------------------------
                                                                                        $3,029,658
----------------------------------------------------------------------------------------------------
Utilities - Municipal Owned - 9.9%
----------------------------------------------------------------------------------------------------
Alaska Municipal Bond Bank Authority Rev., AMBAC,
5.75s, 2006                                                              $325             $370,064
----------------------------------------------------------------------------------------------------
American Public Energy Agency, NE Public Gas Agency, "C"
AMBAC, 4.2s, 2010                                                         395              418,238
----------------------------------------------------------------------------------------------------
Carrollton & Henderson, KY, Kentucky Trust, "B" FSA, 4.2s, 2005         1,000            1,044,640
----------------------------------------------------------------------------------------------------
Clallam County, WA, Public Utility District, FSA, 5s, 2008                400              441,140
----------------------------------------------------------------------------------------------------
Clark County, WA, Public Utility District 1, AMBAC, 5.25s, 2008         1,380            1,536,961
----------------------------------------------------------------------------------------------------
Corpus Christi, TX, Utility Systems Rev., FSA, 4s, 2007                   480              513,826
----------------------------------------------------------------------------------------------------
Delaware Municipal Electric Corp. AMBAC, 5s, 2008                         500              560,245
----------------------------------------------------------------------------------------------------
Harrison County, MS, Wastewater Treatment Facilities,
"A", FGIC, 5.5s, 2011                                                     400              453,304
----------------------------------------------------------------------------------------------------
Illinois Development Finance Authority, Pollution Control
Rev. (Illinois Power Co.), 7.375s, 2021(+++)                              580              693,083
----------------------------------------------------------------------------------------------------
Kissimmee, FL, Utility Authority Electric, AMBAC, 5s, 2011                500              558,585
----------------------------------------------------------------------------------------------------
Long Island Power Authority, New York Electric Systems
Rev., "A", 5s, 2009                                                     1,100            1,184,414
----------------------------------------------------------------------------------------------------
Lower Colorado River Authority, Texas Rev., FSA, 5.5s, 2008               600              680,454
----------------------------------------------------------------------------------------------------
Lower Colorado River Authority, Texas Rev., "A" MBIA, 5s, 2011            500              552,940
----------------------------------------------------------------------------------------------------
Massachusetts Development Finance Agency (Devens
Electrical Systems), 5.125s, 2011                                         230              243,529
----------------------------------------------------------------------------------------------------
Massachusetts Development Finance Agency (Semass
Systems), "B" MBIA, 5.625s, 2012                                          400              453,212
----------------------------------------------------------------------------------------------------
Michigan Public Power Agency Rev., "A" MBIA, 5.25s, 2008                  500              558,500
----------------------------------------------------------------------------------------------------
Muscatine, IA, Electric Rev., "A" AMBAC, 5.5s, 2010                     1,000            1,143,330
----------------------------------------------------------------------------------------------------
Nebraska Public Power District Rev., "B" AMBAC, 4s, 2007                  695              741,217
----------------------------------------------------------------------------------------------------
North Carolina Municipal Power Agency, MBIA, 5.25s, 2007                  500              556,060
----------------------------------------------------------------------------------------------------
North Carolina Municipal Power Agency, "A", 5.5s, 2010                    750              812,362
----------------------------------------------------------------------------------------------------
North Carolina Municipal Power Agency, "A", 5.5s, 2013                    500              548,840
----------------------------------------------------------------------------------------------------
Oak Ridge, TN, Electric Systems Rev., AMBAC, 5s, 2012                   1,000            1,106,260
----------------------------------------------------------------------------------------------------
Oak Ridge, TN, Electric Systems Rev., AMBAC, 5s, 2013                   1,010            1,116,484
----------------------------------------------------------------------------------------------------
Philadelphia, PA, Gas Works Rev., FSA, 4s, 2006                         1,000            1,069,220
----------------------------------------------------------------------------------------------------
Rock Hill, SC, Utility Systems Rev., "A" FSA, 5s, 2010                    750              832,230
----------------------------------------------------------------------------------------------------
Salt River, AZ, Agricultural Improvement, "A", 5s, 2011                   500              556,085
----------------------------------------------------------------------------------------------------
San Antonio, TX, Electric & Gas Rev., 5.8s, 2006                          660              715,262
----------------------------------------------------------------------------------------------------
Seattle, WA, Municipal Light & Power Rev., FSA, 5.25s, 2007             1,000            1,112,360
----------------------------------------------------------------------------------------------------
Snohomish County, WA, Public Utility 1, "B" FSA, 5.25s, 2008            1,000            1,134,820
----------------------------------------------------------------------------------------------------
South Carolina Public Service Authority, 4.5s, 2008                       500              543,280
----------------------------------------------------------------------------------------------------
South Carolina Public Service Authority, "D", 5s, 2007                    500              549,640
----------------------------------------------------------------------------------------------------
Southern California Public Power Authority, "A" FSA, 5.375s, 2012         595              679,306
----------------------------------------------------------------------------------------------------
Tacoma, WA, Electric Systems Rev., AMBAC, 6s, 2006                      1,125            1,247,884
----------------------------------------------------------------------------------------------------
Wilsonville, AL, Industrial Development Board, AMBAC, 4.2s, 2019          500              530,460
----------------------------------------------------------------------------------------------------
                                                                                       $25,258,235
----------------------------------------------------------------------------------------------------
Utilities - Other - 1.1%
----------------------------------------------------------------------------------------------------
Brownsville, TX, Utility Systems Rev., AMBAC, 6.25s, 2011              $1,000           $1,194,950
----------------------------------------------------------------------------------------------------
Edmond, OK, Public Works Authority, AMBAC, 4.5s, 2008                     500              548,975
----------------------------------------------------------------------------------------------------
Missouri Environment Improvement, 3.9s, 2012                            1,000            1,026,630
----------------------------------------------------------------------------------------------------
                                                                                        $2,770,555
----------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 8.4%
----------------------------------------------------------------------------------------------------
Allentown, PA, Water Rev. Guaranteed, AMBAC, 5s, 2011                    $925           $1,030,237
----------------------------------------------------------------------------------------------------
Brevard County, FL, Utility Rev., FGIC, 5.25s, 2010###                  1,000            1,128,030
----------------------------------------------------------------------------------------------------
Columbus, IN, Waterworks Rev., MBIA, 3.5s, 2005                           500              517,740
----------------------------------------------------------------------------------------------------
Fort Worth, TX, Water and Sewer Rev., 5.5s, 2004                        1,000            1,033,730
----------------------------------------------------------------------------------------------------
Helena, AL, Utilities Board Water & Sewer, MBIA, 3s, 2004                 180              182,990
----------------------------------------------------------------------------------------------------
Jefferson County, AL, Sewer Rev., FSA, 5.25s, 2010                      2,000            2,248,040
----------------------------------------------------------------------------------------------------
Kansas Development Finance Authority Rev., Water
Pollution Control, 5s, 2008                                               500              557,660
----------------------------------------------------------------------------------------------------
King County, WA, Sewer Rev., FGIC, 5.25s, 2012                            750              840,360
----------------------------------------------------------------------------------------------------
Lee County, FL, Water & Sewer Rev., "A", 5s, 2013                       1,000            1,086,730
----------------------------------------------------------------------------------------------------
Metropolitan Government of Nashville & Davidson County,
Water & Sewer Rev., FGIC, 6.5s, 2010                                    1,000            1,192,460
----------------------------------------------------------------------------------------------------
Myrtle Beach, SC, Water & Sewer Rev., FGIC, 5s, 2008                    1,150            1,277,811
----------------------------------------------------------------------------------------------------
Philadelphia, PA, Water, FSA, 5.625s, 2008                                595              680,781
----------------------------------------------------------------------------------------------------
Philadelphia, PA, Water & Wastewater, Series 93, MBIA, 5.5s, 2007       1,105            1,250,363
----------------------------------------------------------------------------------------------------
Phoenix, AZ, Civic Improvement Corp., Junior Lien, FGIC, 4.5s, 2007       500              546,250
----------------------------------------------------------------------------------------------------
Phoenix, AZ, Civic Improvement Corp., Junior Lien, FGIC, 5.25s, 2009      255              289,927
----------------------------------------------------------------------------------------------------
Seacoast, FL, Utility Water & Sewer Systems, FGIC, 5s, 2009             1,000            1,116,150
----------------------------------------------------------------------------------------------------
Seattle, WA, Water Systems Rev., 5s, 2008                                 475              529,065
----------------------------------------------------------------------------------------------------
Sebring, FL, Water & Wastewater, FGIC, 5.25s, 2013                        690              778,865
----------------------------------------------------------------------------------------------------
Spartanburg, SC, Waterworks Rev., Junior Lien, FSA, 5s, 2007              500              557,125
----------------------------------------------------------------------------------------------------
Tarrant Regional Water District Texas Water, FSA, 4s, 2007                500              533,375
----------------------------------------------------------------------------------------------------
Truckee Meadows, NV, Water Authority, "A" FSA, 5.5s, 2011               1,000            1,144,110
----------------------------------------------------------------------------------------------------
Utah Water Finance Agency Rev., "A", AMBAC, 5s, 2012                      500              554,790
----------------------------------------------------------------------------------------------------
Western Carolina Regional Sewer, FSA, 5s, 2004                            590              608,626
----------------------------------------------------------------------------------------------------
Wilkinsburg, PA, Joint Water, "B" FSA, 4.75s, 2010                      1,260            1,378,642
----------------------------------------------------------------------------------------------------
Wilsonville, OR, Water Systems Rev., MBIA, 5s, 2010                       300              335,163
----------------------------------------------------------------------------------------------------
                                                                                       $21,399,020
----------------------------------------------------------------------------------------------------
Utilities - Electric - 0.4%
----------------------------------------------------------------------------------------------------
Cowlitz County, WA, Public Utility District, AMBAC, 5.25s, 2008          $500             $564,550
----------------------------------------------------------------------------------------------------
Tacoma, WA, Electric Systems Rev., FSA, 5.5s, 2011                        500              563,850
----------------------------------------------------------------------------------------------------
                                                                                        $1,128,400
----------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $233,753,394)                                 $241,718,867
----------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 7.1%
----------------------------------------------------------------------------------------------------
California Pollution Control Financing Authority,
Pollution Control Rev., due 05/01/03                                     $200             $200,000
----------------------------------------------------------------------------------------------------
California Pollution Control Financing Authority Rev.
(Shell Oil), due 05/01/03                                                 200              200,000
----------------------------------------------------------------------------------------------------
California Statewide Community Development Authority
(Sutter Health), due 05/01/03                                           1,500            1,500,000
----------------------------------------------------------------------------------------------------
Commonwealth of Massachusetts, "A" (Central Artery),
due 05/01/03                                                              100              100,000
----------------------------------------------------------------------------------------------------
East Baton Rouge Parish, LA, Pollution Control Rev.
(Exxon Corp.), due 05/01/03                                               300              300,000
----------------------------------------------------------------------------------------------------
Harris County, TX, Industrial Development Corp.,
Pollution Control Rev. (Exxon Corp.), due 05/01/03                      4,100            4,100,000
----------------------------------------------------------------------------------------------------
Illinois Educational Facilities Authority Rev.
(University of Chicago Hospital), due 05/01/03                          2,400            2,400,000
----------------------------------------------------------------------------------------------------
Jackson County, MS, Pollution Control Rev. (Chevron USA,
Inc.), due 05/01/03                                                     1,700            1,700,000
----------------------------------------------------------------------------------------------------
Knoxville, TN, Utilities Board Rev., due 05/01/03                         200              200,000
----------------------------------------------------------------------------------------------------
Massachusetts Water Resources Authority, due 05/07/03                     400              400,000
----------------------------------------------------------------------------------------------------
Missouri Development Finance Board, "B", due 05/01/03                     500              500,000
----------------------------------------------------------------------------------------------------
New York, NY, due 05/01/03                                                250              250,000
----------------------------------------------------------------------------------------------------
New York, NY, Job Development Authority Rev.,
due 05/01/03                                                              300              300,000
----------------------------------------------------------------------------------------------------
New York, NY, Municipal Water & Sewer Finance Authority
Rev., due 05/01/03                                                        900              900,000
----------------------------------------------------------------------------------------------------
Pinellas County, FL, Health Facility Authority, due 05/
01/03                                                                   1,100            1,100,000
----------------------------------------------------------------------------------------------------
Sevier County, TN, Public Building Authority, due 05/01/
03                                                                      2,105            2,105,000
----------------------------------------------------------------------------------------------------
Uinta County, WY, Pollution Control Rev. (Chevron USA,
Inc.), due 05/01/03                                                     1,800            1,800,000
----------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes
(Identified Cost, $18,055,000)                                                         $18,055,000
----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $251,808,394)                                     $259,773,867
----------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (1.8)%                                                 (4,631,433)
----------------------------------------------------------------------------------------------------
Net assets - 100.0%                                                                   $255,142,434
----------------------------------------------------------------------------------------------------

 (++)Inverse floating rate security.
(+++)Refunded bond.
  ###Security segregated as collateral for open futures contracts.

The following abbreviations for insurers are used in the Portfolio of Investments and are defined as such:

Insurers:
AMBAC=   AMBAC Indemnity Corp.
FGIC=    Financial Guaranty Insurance Corp.
FNMA=    Federal National Mortgage Assn.
FSA=     Financial Security Assurance, Inc.
GNMA=    Government National Mortgage Assn.
MBIA=    Municipal Bond Investors Corp.
PSF=     Permanent School Fund
Radian=  Radian Guaranty, Inc.
XLCA=    XL Capital Insurance Co.

See notes to financial statements.

--------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 4/30/03

ASSETS

Investments, at value (identified cost, $251,808,394)          $259,773,867
--------------------------------------------------------------------------------------------
Cash                                                                 23,732
--------------------------------------------------------------------------------------------
Receivable for investments sold                                     527,925
--------------------------------------------------------------------------------------------
Receivable for fund shares sold                                   2,923,942
--------------------------------------------------------------------------------------------
Interest receivable                                               3,009,735
--------------------------------------------------------------------------------------------
Other assets                                                            383
--------------------------------------------------------------------------------------------
Total assets                                                                    $266,259,584
--------------------------------------------------------------------------------------------

LIABILITIES

Distributions payable                                              $528,309
--------------------------------------------------------------------------------------------
Payable for daily variation margin on open futures
contracts                                                            29,219
--------------------------------------------------------------------------------------------
Payable for investments purchased                                 8,536,032
--------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                1,925,816
--------------------------------------------------------------------------------------------
Payable to affiliates
--------------------------------------------------------------------------------------------
  Management fee                                                      2,087
--------------------------------------------------------------------------------------------
  Shareholder servicing agent fee                                       765
--------------------------------------------------------------------------------------------
  Distribution and service fee                                        8,482
--------------------------------------------------------------------------------------------
  Administrative fee                                                    122
--------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                               86,318
--------------------------------------------------------------------------------------------
Total liabilities                                                                $11,117,150
--------------------------------------------------------------------------------------------
Net assets                                                                      $255,142,434
--------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                $248,829,885
--------------------------------------------------------------------------------------------
Unrealized appreciation on investments                            7,849,358
--------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                     (1,105,392)
--------------------------------------------------------------------------------------------
Accumulated distributions in excess of net
investment income                                                  (431,417)
--------------------------------------------------------------------------------------------
Net assets                                                                      $255,142,434
--------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                         32,141,014
--------------------------------------------------------------------------------------------

See notes to financial statements.

Class A shares

  Net assets                                                   $165,598,418
--------------------------------------------------------------------------------------------
  Shares outstanding                                             20,856,767
--------------------------------------------------------------------------------------------
  Net asset value per share                                                            $7.94
--------------------------------------------------------------------------------------------
  Offering price per share (100/97.5X$7.94)                                            $8.14
--------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                    $38,360,062
--------------------------------------------------------------------------------------------
  Shares outstanding                                              4,838,097
--------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                         $7.93
--------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                    $51,183,954
--------------------------------------------------------------------------------------------
  Shares outstanding                                              6,446,150
--------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                         $7.94
--------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS       STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR YEAR ENDED 4/30/03

NET INVESTMENT INCOME

Interest income                                                                   $6,688,149
--------------------------------------------------------------------------------------------
Expenses
--------------------------------------------------------------------------------------------
  Management fee                                                     $737,590
--------------------------------------------------------------------------------------------
  Trustees' compensation                                               12,608
--------------------------------------------------------------------------------------------
  Shareholder servicing agent fee                                     186,522
--------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                              187,792
--------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                              246,258
--------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                              330,605
--------------------------------------------------------------------------------------------
  Administrative fee                                                   17,750
--------------------------------------------------------------------------------------------
  Custodian fee                                                        75,343
--------------------------------------------------------------------------------------------
  Printing                                                             36,213
--------------------------------------------------------------------------------------------
  Postage                                                               4,704
--------------------------------------------------------------------------------------------
  Auditing fees                                                        34,105
--------------------------------------------------------------------------------------------
  Legal fees                                                              106
--------------------------------------------------------------------------------------------
  Registration fees                                                    96,441
--------------------------------------------------------------------------------------------
  Miscellaneous                                                        72,726
--------------------------------------------------------------------------------------------
Total expenses                                                     $2,038,763
--------------------------------------------------------------------------------------------
  Fees paid indirectly                                                 (2,752)
--------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser                        (184,124)
--------------------------------------------------------------------------------------------
Net expenses                                                                      $1,851,887
--------------------------------------------------------------------------------------------
Net investment income                                                             $4,836,262
--------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized loss on investment transactions (identified cost
basis)                                                                              $(72,430)
--------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
--------------------------------------------------------------------------------------------
  Investments                                                                     $5,576,201
--------------------------------------------------------------------------------------------
  Futures contracts                                                                 (116,115)
--------------------------------------------------------------------------------------------
Net unrealized gain on investments                                                $5,460,086
--------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                   $5,387,656
--------------------------------------------------------------------------------------------
Increase in net assets from operations                                           $10,223,918
--------------------------------------------------------------------------------------------

See notes to financial statements.

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS    STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 4/30                                             2003                   2002

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income                                             $4,836,262            $2,750,284
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                     (72,430)              (55,704)
--------------------------------------------------------------------------------------------------
Net unrealized gain on investments                                 5,460,086             1,209,031
----------------------------------------------------------------------------           -----------
Increase in net assets from operations                           $10,223,918            $3,903,611
----------------------------------------------------------------------------           -----------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income
--------------------------------------------------------------------------------------------------
  Class A                                                        $(3,777,760)          $(2,201,522)
--------------------------------------------------------------------------------------------------
  Class B                                                           (584,022)             (273,697)
--------------------------------------------------------------------------------------------------
  Class C                                                           (711,199)             (275,065)
--------------------------------------------------------------------------------------------------
In excess of net investment income
--------------------------------------------------------------------------------------------------
  Class A                                                                 --              (139,836)
--------------------------------------------------------------------------------------------------
  Class B                                                                 --               (17,385)
--------------------------------------------------------------------------------------------------
  Class C                                                                 --               (17,471)
--------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                     $(5,072,981)          $(2,924,976)
----------------------------------------------------------------------------           -----------
Net increase in net assets from fund share transactions         $128,277,751           $60,461,340
----------------------------------------------------------------------------           -----------
Total increase in net assets                                    $133,428,688           $61,439,975
----------------------------------------------------------------------------           -----------

NET ASSETS

At beginning of period                                          $121,713,746           $60,273,771
--------------------------------------------------------------------------------------------------
At end of period (including accumulated distributions in
excess of net investment income of $431,417 and $192,815,
respectively)                                                   $255,142,434          $121,713,746
--------------------------------------------------------------------------------------------------

See notes to financial statements.

---------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS      FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------

The Financial Highlights provide per share amounts and certain ratios to summarize the effect of fund operations and any distributions to a shareholder of each share class.

FOR YEARS ENDED 4/30

CLASS A                                                 2003              2002            2001            2000            1999

Net asset value, beginning of period                   $7.69             $7.57           $7.35           $7.62           $7.57
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income(S)                             $0.23             $0.26           $0.31           $0.30           $0.29
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments                                           0.26              0.14            0.22           (0.27)           0.06
------------------------------------------------------------            ------          ------          ------          ------
Total from investment operations                       $0.49             $0.40           $0.53           $0.03           $0.35
------------------------------------------------------------            ------          ------          ------          ------

LESS DISTRIBUTIONS

  From net investment income                          $(0.24)           $(0.26)         $(0.31)         $(0.30)         $(0.30)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                      --             (0.02)          (0.00)+            --              --
------------------------------------------------------------            ------          ------          ------          ------
Total distributions                                   $(0.24)           $(0.28)         $(0.31)         $(0.30)         $(0.30)
------------------------------------------------------------            ------          ------          ------          ------
Net asset value, end of period                         $7.94             $7.69           $7.57           $7.35           $7.62
------------------------------------------------------------            ------          ------          ------          ------
Total return (%)(+)                                     6.43              5.41            7.39            0.38            4.65
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA(S)

Expenses##                                              0.74              0.85            0.88            0.88            0.88
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                             2.90              3.45            4.14            3.99            3.84
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                        12                15              27              60              31
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)           $165,598           $87,222         $48,057         $42,277         $45,840
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. In addition, for periods prior to May 1, 2002, subject to reimbursement by the fund, the adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund paid the investment adviser a reimbursement fee not greater than 0.40% of average net daily assets. To the extent the waiver had not been in place and actual expenses were over this limitation the investment income per share and the ratios would have been:

Net investment income                                  $0.22             $0.25           $0.31           $0.30           $0.28
------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
Expenses##                                              0.84              1.00            0.96            0.91            0.99
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                   2.80              3.30            4.06            3.96            3.71
------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share ratios and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
+       Per share amount was less than $0.01.
#       Per share data are based on average shares outstanding.
##      Ratios do not reflect reductions from fees paid directly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FOR YEARS ENDED 4/30

CLASS B                                                     2003             2002           2001           2000           1999

Net asset value, beginning of period                       $7.68            $7.56          $7.34          $7.61          $7.56
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income(S)                                 $0.16            $0.20          $0.25          $0.24          $0.23
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments                                               0.27             0.15           0.22          (0.27)          0.06
----------------------------------------------------------------           ------         ------         ------         ------
Total from investment operations                           $0.43            $0.35          $0.47         $(0.03)         $0.29
----------------------------------------------------------------           ------         ------         ------         ------

LESS DISTRIBUTIONS

  From net investment income                              $(0.18)          $(0.20)        $(0.25)        $(0.24)        $(0.24)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                          --            (0.03)         (0.00)+           --             --
----------------------------------------------------------------           ------         ------         ------         ------
Total distributions                                       $(0.18)          $(0.23)        $(0.25)        $(0.24)        $(0.24)
----------------------------------------------------------------           ------         ------         ------         ------
Net asset value, end of period                             $7.93            $7.68          $7.56          $7.34          $7.61
----------------------------------------------------------------           ------         ------         ------         ------
Total return (%)                                            5.61             4.65           6.55          (0.43)          3.85
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA(S)

Expenses##                                                  1.53             1.59           1.68           1.69           1.66
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                 2.10             2.70           3.35           3.18           3.06
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                            12               15             27             60             31
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                            $38,360          $15,104         $7,397         $6,781         $9,149
------------------------------------------------------------------------------------------------------------------------------

 (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. In addition, for periods prior to May 1, 2002, subject to reimbursement by the fund, the adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund paid the investment adviser a reimbursement fee not greater than 0.40% of average net daily assets. To the extent the waiver had not been in place and actual expenses were over this limitation the investment income per share and the ratios would have been:

Net investment income                                      $0.16            $0.19          $0.25          $0.24          $0.22
------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
Expenses##                                                  1.63             1.74           1.76           1.72           1.77
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                       2.00             2.55           3.27           3.15           2.93
------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share ratios and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
+       Per share amount was less than $0.01.
#       Per share data are based on average shares outstanding.
##      Ratios do not reflect reductions from fees paid directly.

See notes to financial statements.

FOR YEARS ENDED 4/30

CLASS C                                                     2003             2002           2001           2000           1999

Net asset value, beginning of period                       $7.69            $7.58          $7.35          $7.63          $7.57
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income(S)                                 $0.16            $0.19          $0.24          $0.23          $0.23
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments                                               0.26             0.14           0.24          (0.28)          0.06
----------------------------------------------------------------           ------         ------         ------         ------
Total from investment operations                           $0.42            $0.33          $0.48         $(0.05)         $0.29
----------------------------------------------------------------           ------         ------         ------         ------

LESS DISTRIBUTIONS

  From net investment income                              $(0.17)          $(0.19)        $(0.25)        $(0.23)        $(0.23)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                          --            (0.03)         (0.00)+           --             --
----------------------------------------------------------------           ------         ------         ------         ------
Total distributions                                       $(0.17)          $(0.22)        $(0.25)        $(0.23)        $(0.23)
----------------------------------------------------------------           ------         ------         ------         ------
Net asset value, end of period                             $7.94            $7.69          $7.58          $7.35          $7.63
----------------------------------------------------------------           ------         ------         ------         ------
Total return (%)                                            5.52             4.38           6.62          (0.48)          3.77
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA(S)

Expenses##                                                  1.59             1.70           1.73           1.73           1.73
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                 2.02             2.52           3.28           3.14           2.98
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                            12               15             27             60             31
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                            $51,184          $19,388         $4,820         $2,968         $4,282
------------------------------------------------------------------------------------------------------------------------------
 (S)The investment adviser voluntarily waived a portion of its fee for the periods indicated. In addition, for periods prior to May 1, 2002, subject to reimbursement by the fund, the adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund paid the investment adviser a reimbursement fee not greater than 0.40% of average net daily assets. To the extent the waiver had not been in place and actual expenses were over this limitation the investment income per share and the ratios would have been:

Net investment income                                      $0.15            $0.18          $0.24          $0.23          $0.22
------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
Expenses(5)                                                 1.69             1.85           1.81           1.76           1.84
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                       1.92             2.37           3.20           3.11           2.85
------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share ratios and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
+       Per share amount was less than $0.01.
#       Per share data are based on average shares outstanding.
##      Ratios do not reflect reductions from fees paid directly.

See notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Municipal Limited Maturity Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATIONS - Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the fund's portfolio are valued at an evaluated bid price on the basis of quotes from brokers and dealers or on the basis of valuations furnished by a pricing service. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All other securities (other than short-term obligations) and futures contracts in the fund's portfolio for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities and futures contracts are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices. Short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

FUTURES CONTRACTS - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All premium and original issue discount is amortized or accreted for tax reporting purposes as required by federal income tax regulations.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by the fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for capital losses, derivatives, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended April 30, 2003 and April 30, 2002 were as follows:

                                                  4/30/03             4/30/02
Distributions declared from tax-exempt income  $5,072,981          $2,924,976
-------------------------------------------------------------------------------

During the year ended April 30, 2003, accumulated distributions in excess of net investment income increased by $1,883, accumulated net realized loss on investments decreased by $490,908, and paid-in capital decreased by $489,025 due to differences between book and tax accounting for amortization and accretion on debt securities and capital losses. This change had no effect on the net assets or net asset value per share.

At April 30, 2003, accumulated distributions in excess of net investment income and accumulated realized losses on investments under book accounting were different from tax accounting due to temporary differences in accounting for capital losses and derivatives.

As of April 30, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

    Undistributed tax-exempt income                               $109,376
    ----------------------------------------------------------------------
    Capital loss carryforward                                  $(1,134,458)
    ----------------------------------------------------------------------
    Unrealized appreciation                                     $7,967,332
    ----------------------------------------------------------------------
    Other temporary differences                                  $(629,701)
    ----------------------------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

    EXPIRATION DATE
    April 30, 2004                                                $(32,070)
    ----------------------------------------------------------------------
    April 30, 2005                                                 (42,827)
    ----------------------------------------------------------------------
    April 30, 2006                                                      --
    ----------------------------------------------------------------------
    April 30, 2007                                                      --
    ----------------------------------------------------------------------
    April 30, 2008                                                (383,520)
    ----------------------------------------------------------------------
    April 30, 2009                                                (516,819)
    ----------------------------------------------------------------------
    April 30, 2010                                                (159,222)
    ----------------------------------------------------------------------
    Total                                                      $(1,134,458)
    ----------------------------------------------------------------------

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares, approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the year ended April 30, 2003 were 0.30% of average daily net assets on an annualized basis.

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees. Included in Trustees' compensation is a pension expense of $622 for inactive trustees for the year ended April 30, 2003. Also included in Trustees' compensation is a one-time settlement expense of $6,077.

ADMINISTRATOR - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

    First $2 billion                                                0.0175%
    ----------------------------------------------------------------------
    Next $2.5 billion                                               0.0130%
    ----------------------------------------------------------------------
    Next $2.5 billion                                               0.0005%
    ----------------------------------------------------------------------
    In excess of $7 billion                                         0.0000%
    ----------------------------------------------------------------------

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $37,411 for the year ended April 30, 2003, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                              CLASS A       CLASS B       CLASS C
Distribution Fee                0.10%         0.75%         0.75%
--------------------------------------------------------------------------------
Service Fee                     0.25%         0.25%         0.25%
--------------------------------------------------------------------------------
Total Distribution Plan         0.35%         1.00%         1.00%
--------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended April 30, 2003 amounted to:

                              CLASS A       CLASS B       CLASS C
Service Fee Retained by MFD   $10,895            $3          $110
--------------------------------------------------------------------------------

Fees incurred under the distribution plan during the year ended
April 30, 2003, were as follows:

                              CLASS A       CLASS B       CLASS C
Total Distribution Plan         0.15%         0.94%         1.00%
--------------------------------------------------------------------------------

Payment of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the fund may determine. 0.15% of the Class A service fee is currently being paid by the fund. Payment of 0.10% of the Class A service fee will become payable on such date as the Trustees of the fund may determine. Except in the case of the 0.25% per annum Class B service fee paid by the fund upon the sale of Class B shares in the first year, the Class B service fee is currently 0.15% per annum and may be increased to the maximum of 0.25% per annum on such date as the Trustees of the fund may determine.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for Class A shares, 12 months following the purchase, and, for Class C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended April 30, 2003 were as follows:

                                            CLASS A       CLASS B       CLASS C

Contingent Deferred Sales Charges Imposed   $31,611       $81,500       $31,885
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENT - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. Effective April 1, 2003 the fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.11%. Prior to April 1, 2003, the annual rate was 0.10% of the fund's average net daily assets.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $144,898,373 and $21,432,021, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                             $251,806,535
--------------------------------------------------------------------------------
Gross unrealized appreciation                                $8,037,450
--------------------------------------------------------------------------------
Gross unrealized depreciation                                   (70,118)
--------------------------------------------------------------------------------
Net unrealized appreciation                                  $7,967,332
--------------------------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                Year ended 4/30/03                 Year ended 4/30/02
                                            SHARES            AMOUNT            SHARES            AMOUNT

CLASS A SHARES

Shares sold                                 15,047,309       $118,304,622        7,441,419       $57,203,008
---------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                  331,908          2,604,477          206,135         1,581,031
---------------------------------------------------------------------------------------------------------------
Shares reacquired                           (5,859,266)       (46,047,614)      (2,655,243)      (20,364,699)
---------------------------------------------------------------------------------------------------------------
Net increase                                 9,519,951        $74,861,485        4,992,311       $38,419,340
---------------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                                  3,552,864        $27,869,717        1,403,415       $10,749,779
---------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                   31,329            245,874           13,866           106,164
---------------------------------------------------------------------------------------------------------------
Shares reacquired                             (712,266)        (5,586,480)        (429,073)       (3,286,063)
---------------------------------------------------------------------------------------------------------------
Net increase                                 2,871,927        $22,529,111          988,208        $7,569,880
---------------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                                  5,034,866        $39,570,129        2,156,064       $16,560,489
---------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                   41,458            325,583           20,114           154,337
---------------------------------------------------------------------------------------------------------------
Shares reacquired                           (1,149,959)        (9,008,557)        (292,657)       (2,242,706)
---------------------------------------------------------------------------------------------------------------
Net increase                                 3,926,365        $30,887,155        1,883,521       $14,472,120
---------------------------------------------------------------------------------------------------------------

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended April 30, 2003 was $1,624. The fund had no borrowings during the year.

(7) FINANCIAL INSTRUMENTS

The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

                                                                                                 UNREALIZED
DESCRIPTION                                 EXPIRATION       CONTRACTS        POSITION         DEPRECIATION
-----------------------------------------------------------------------------------------------------------
Municipal Bond Index Futures                 June 2003              55           Short           $(116,115)
-----------------------------------------------------------------------------------------------------------

At April 30, 2003, the fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) CHANGE IN ACCOUNTING PRINCIPLE

As required, effective May 1, 2001, the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount and amortizing premium on all debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $11,691 reduction in cost of securities and a corresponding $11,691 increase in net unrealized appreciation, based on securities held by the fund on May 1, 2001.

The effect of this change for the year ended April 30, 2002, was to increase net investment income by $11,556, decrease net unrealized appreciation by $11,599, and decrease net realized losses by $43. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Trustees of MFS Series Trust IX and Shareholders of MFS Municipal Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Limited Maturity Fund (a portfolio of MFS Series Trust IX (the Trust)) as of April 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of April 30, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal Limited Maturity Fund as of April 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 11, 2003

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

The following tables present certain information regarding the Trustees and officers of MFS Series Trust IX, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

Name, age, position with the Trust, principal occupation, and other directorships(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES(2) (born 06/02/55)      ABBY M. O'NEILL (born 04/27/28)
Chairman                                  Trustee
Massachusetts Financial Services          Private investor; Rockefeller
Company,                                  Financial Services, Inc. (investment
Chairman                                  advisers), Chairman and
                                          Chief Executive Officer
JOHN W. BALLEN(2) (born 09/12/59)
Trustee and President                     LAWRENCE T. PERERA (born 06/23/35)
Massachusetts Financial Services          Trustee
Company,                                  Hemenway & Barnes (attorneys),
Chief Executive Officer and Director      Partner

KEVIN R. PARKE(2) (born 12/14/59)         WILLIAM J. POORVU (born 04/10/35)
Trustee                                   Trustee
Massachusetts Financial Services          Private investor; Harvard University
Company,                                  Graduate School of Business
President, Chief Investment Officer, and  Administration, Class of 1961
Director                                  Adjunct Professor in
                                          Entrepreneurship Emeritus;
INDEPENDENT TRUSTEES                      CBL & Associates Properties, Inc.
                                          (real estate investment trust),
LAWRENCE H. COHN, M.D. (born 03/11/37)    Director
Trustee
Brigham and Women's Hospital, Chief of    J. DALE SHERRATT (born 09/23/38)
Cardiac Surgery; Harvard Medical School,  Trustee
Professor of Surgery                      Insight Resources, Inc. (acquisition
                                          planning specialists), President;
WILLIAM R. GUTOW (born 09/27/41)          Wellfleet Investments (investor in
Trustee                                   health care companies), Managing
Private investor and real estate          General Partner (since 1993);
consultant;                               Cambridge Nutraceuticals
Capitol Entertainment Management Company  (professional nutritional products),
(video franchise), Vice Chairman          Chief Executive Officer (until May
                                          2001)
J. ATWOOD IVES (born 05/01/36)
Trustee                                   ELAINE R. SMITH (born 04/25/46)
Private investor; KeySpan Corporation     Trustee
(energy related services), Director;      Independent health care industry
Eastern Enterprises (diversified          consultant
services company), Chairman, Trustee and
Chief Executive Officer (until November   WARD SMITH (born 09/13/30)
2000)                                     Trustee
                                          Private investor


(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS

JEFFREY L. SHAMES (born 06/02/55)         ROBERT R. FLAHERTY (born 09/18/63)
Chairman                                  Assistant Treasurer
Massachusetts Financial Services          Massachusetts Financial Services
Company, Chairman                         Company, Vice President (since
                                          August 2000); UAM Fund Services,
                                          Senior Vice President (prior to
JOHN W. BALLEN (born 09/12/59)            August 2000)
Trustee and President
Massachusetts Financial Services          RICHARD M. HISEY (born 08/29/58)
Company, Chief Executive Officer and      Treasurer
Director                                  Massachusetts Financial Services
                                          Company, Senior Vice President
                                          (since July 2002); The Bank of New
JAMES R. BORDEWICK, JR. (born 03/06/59)   York, Senior Vice President
Assistant Secretary and Assistant Clerk   (September 2000 to
Massachusetts Financial Services          July 2002); Lexington Global Asset
Company, Senior Vice President and        Managers, Inc., Executive Vice
Associate General Counsel                 President and Chief Financial
                                          Officer, General Manager, Mutual
                                          Funds (prior to
STEPHEN E. CAVAN (born 11/06/53)          September 2000)
Secretary and Clerk
Massachusetts Financial Services          ELLEN MOYNIHAN (born 11/13/57)
Company, Senior Vice President, General   Assistant Treasurer
Counsel and Secretary                     Massachusetts Financial Services
                                          Company,
                                          Vice President
STEPHANIE A. DESISTO (born 10/01/53)
Assistant Treasurer                       JAMES O. YOST (born 06/12/60)
Massachusetts Financial Services          Assistant Treasurer
Company, Vice President (since April      Massachusetts Financial Services
2003); Brown Brothers Harriman & Co.,     Company, Senior Vice President
Senior Vice President
(November 2002 to April 2003); ING Groep
N.V./Aeltus Investment Management,
Senior Vice President (prior to November
2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith, have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Sherratt and Smith, and Ms. O'Neill, were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling
1-800-225-2606.
--------------------------------------------------------------------------------

INVESTMENT ADVISER                        CUSTODIAN
Massachusetts Financial Services Company  State Street Bank and Trust Company
500 Boylston Street, Boston, MA           225 Franklin Street, Boston, MA
02116-3741                                02110

                                          AUDITORS
DISTRIBUTOR                               Deloitte & Touche LLP
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA
02116-3741

PORTFOLIO MANAGERS
Michael L. Dawson(1)
Geoffrey L. Schechter(1)


(1)MFS Investment Management

--------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
--------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

You can obtain a prospectus for any MFS product from your investment professional. The prospectus contains complete information on the fees and risks associated with investing. Read the prospectus carefully before investing or sending money.

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
--------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o   data from investment applications and other forms

o   share balances and transactional history with us, our affiliates, or others

o   facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED)

In January 2004, shareholders will be mailed a Tax Form Summary or Form 1099-DIV, if applicable, reporting the federal tax status of all distributions paid during the calendar year 2003.

For federal income tax purposes, approximately 100% of the total dividends paid by the fund from net investment income during the year ended April 30, 2003, is designated as an exempt-interest dividend.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONTACT INFORMATION
--------------------------------------------------------------------------------

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 2281
                Boston, MA 02107-9906

Type of Information          Phone number        Hours, Eastern Time
--------------------------------------------------------------------------------
General information          1-800-225-2606      8 a.m. to 8 p.m., any
                                                 business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired  1-800-637-6576      9 a.m. to 5 p.m., any
                                                 business day
--------------------------------------------------------------------------------
Shares prices, account       1-800-MFS-TALK
balances                     (1-800-637-8255)
exchanges or stock and       touch-tone required 24 hours a day, 365 days a
bond outlooks                                    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to WWW.MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to www.mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available to you.

[MFS LOGO]
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741



(C) 2003 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116

                                                               MTL-ANN-6/03  16M

MFS(R) Mutual Funds
ANNUAL REPORT 4/30/03

MFS(R) RESEARCH
BOND FUND

A path for pursuing opportunity


                                                                [MFS LOGO}
                                                           INVESTMENT MANAGEMENT

MFS(R) RESEARCH BOND FUND

The fund seeks to provide total return (high current income and long-term growth of capital).

TABLE OF CONTENTS
------------------------------------------------------
LETTER FROM THE CHAIRMAN                           1
------------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           4
------------------------------------------------------
MANAGEMENT REVIEW                                  5
------------------------------------------------------
PERFORMANCE SUMMARY                                8
------------------------------------------------------
PORTFOLIO OF INVESTMENTS                          12
------------------------------------------------------
FINANCIAL STATEMENTS                              25
------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     43
------------------------------------------------------
INDEPENDENT AUDITORS' REPORT                      53
------------------------------------------------------
TRUSTEES AND OFFICERS                             54
------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES
OF INVESTORS                                      56
------------------------------------------------------
MFS PRIVACY POLICY                                57
------------------------------------------------------
FEDERAL TAX INFORMATION                           57
------------------------------------------------------
CONTACT INFORMATION                               58
------------------------------------------------------
ASSET ALLOCATION                                  59



--------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                  NO BANK GUARANTEE
NOT A DEPOSIT             NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN
------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Jeffrey L. Shames]

Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company you own whether it is in the U.S. or anywhere across the globe.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity analysts, 27 based in the U.S. and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities across the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our fund shareholders.

THINKING GLOBALLY

More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers across the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As markets across the globe become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK

Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers - no matter how talented they may be - can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, email, and PDAs (Personal Digital Assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS' culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work towards delivering superior long term investment performance for our fund shareholders. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss the trends around the world affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspective they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry and its ability to grow its market share. Conversely, our fixed income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER

Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman
MFS Investment Management(R)

May 30, 2003

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
--------------------------------------------------------------------------------

THE HUMAN SIDE OF MONEY MANAGEMENT

For more than 75 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o   global asset management expertise across all asset classes

o   time-tested money management process for pursuing consistent results

o   full spectrum of investment products backed by MFS Original Research(R)

o   resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o   analyzing financial statements and balance sheets

o   talking extensively with companies' customers and competitors

o   developing our own proprietary estimates of companies' earnings

--------------------------------------------------------------------------------
MANAGEMENT REVIEW
--------------------------------------------------------------------------------

VOLATILE BUT OVERALL POSITIVE ENVIRONMENT

The bond market overall posted solid gains during the 12 months ended
April 30, 2003, as the economy stayed weak and interest rates came down. The first half of the period, however, was marked by a series of corporate scandals that shook investors' faith in corporate America. Problems at Enron, WorldCom, Adelphia, and other firms drove down stock and corporate bond prices and precipitated a flight to the quality of Treasuries and other "AAA"-rated issues. (Principal value and interest of Treasury securities are guaranteed by the U.S. government if held to maturity.)

In the second half of the period, the corporate bond market turned around, followed several months later by the stock market. We think the turnaround and subsequent strong performance in corporate bonds was driven by a combination of factors. Investors began to perceive that corporate fraud was limited to relatively few situations and not, as some had feared, endemic to American business. New legislation was passed to prevent future management excesses.

And, under pressure from the 2002 scandals and the excesses of the late 1990s, corporations in general became leaner and more profitable. We believe companies were diligent in their efforts to clean up their balance sheets by lowering their debt loads. This had the effect of both improving the overall quality of corporate debt and lowering the amount of debt outstanding; these factors pushed prices upward. In the latter part of the period, as some of the firms whose bonds had been most beaten-down showed significant improvements in the way they ran their businesses, high-yield debt outperformed high-grade debt.

SECTOR SELECTION AIDED PERFORMANCE

While the fund outperformed its peer group, as measured by the average "A"-rated corporate debt fund tracked by Lipper Inc., the fund performed approximately in line with its benchmark, the Lehman Government/Credit Index (the Lehman Index).

The key positive factors for performance were sector selection and security selection within sectors. Early in the period, the fund's strongest-performing areas were financial services and regulated utilities. We believe that was in part because investors perceived these as relatively "safe" areas at a time when corporate credit quality was called into question. Later in the period, our telecommunications holdings also helped performance.

In the financial services sector, bank holdings did well. We think that was caused by a strong real estate market and good management of corporate debt exposure. In the early 1990s, major banks were badly hurt by corporate bond problems. Learning from that experience, banks have syndicated their exposure to other banks to spread out their risk. As a result, banks in general held up relatively well through the recent corporate scandals.

In the utilities sector, we focused on traditional regulated utilities early in the period, as we had for some time. We had tended to avoid firms with significant energy trading exposure, and that bias proved positive for the fund as most energy trading companies were dragged down by the Enron scandal. Later in the period, however, we invested in some of those beaten-down companies as they improved their balance sheets and worked to restore investor confidence. Several of those investments performed well in the latter half of the period.

The telecommunications sector has seen a wave of consolidation over the past few years. Weaker players have gone bankrupt or been taken over, and the remaining companies have improved their balance sheets. The market appeared to recognize that improvement in the second half of the period, and our telecom investments helped performance.

PORTFOLIO CONCENTRATION 4/30/03
QUALITY RATINGS

Governments            41.7%
"AAA"                  14.1%
"AA"                    3.7%
"A"                    10.3%
"BBB"                  19.6%
"BB"                    4.8%
"B"                     3.5%
Not Rated and Other     2.3%

The portfolio is actively managed, and current holdings may be different.

LOWER-RATED DEBT HURT PERFORMANCE

The fund's overexposure to high-yield bonds, compared to its benchmark, hurt relative performance. Most of the negative effect occurred in the first half of the period, as high-profile scandals weighed heavily on corporate debt and particularly on the high-yield sector. While high-yield issues came back strongly in the second half of the period, the net relative effect of our high-yield exposure was slightly negative.

/s/ Michael W. Roberge

Michael W. Roberge
Director of Fixed Income Research

The committee of MFS fixed-income research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Roberge.

Prior to January 1, 2001, MFS(R) Research Bond Fund was available only to MFS employees and had limited assets. Between February 1, 1999, and December 29, 2000, all of the fund's fees and expenses were waived or paid for by the adviser; had these fees been in effect, performance would have been lower.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 4/30/03
--------------------------------------------------------------------------------

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

MFS Research Bond Fund -- Class A

1/99        $ 9,525
4/99          9,497
4/00          9,621
4/01         10,910
4/02         11,803
4/03         13,288

Lehman Brothers Government/Credit Index

1/99        $10,000
4/99          9,905
4/00          9,999
4/01         11,210
4/02         12,048
4/03         13,546

TOTAL RETURNS


     Cumulative
without sales charge

                  Class
    Share       inception
    class         Date           1-yr        3-yr       Life*

      A          1/4/99         12.58%      38.11%      39.50%
--------------------------------------------------------------
      B         12/29/00        11.72%      35.55%      36.93%
--------------------------------------------------------------
      C         12/29/00        11.72%      35.58%      36.95%
--------------------------------------------------------------
      I           1/4/99        12.86%      38.77%      40.03%
--------------------------------------------------------------
      R         12/31/02        12.45%      37.95%      39.34%
--------------------------------------------------------------
    529A         7/31/02        12.22%      37.67%      39.06%
--------------------------------------------------------------
    529B         7/31/02        11.65%      36.97%      38.35%
--------------------------------------------------------------
    529C         7/31/02        11.54%      36.84%      38.22%


   Average annual
without sales charge

    Share
    class                        1-yr        3-yr       Life*
--------------------------------------------------------------
      A                         12.58%      11.36%       8.02%
--------------------------------------------------------------
      B                         11.72%      10.67%       7.55%
--------------------------------------------------------------
      C                         11.72%      10.68%       7.55%
--------------------------------------------------------------
      I                         12.86%      11.54%       8.11%
--------------------------------------------------------------
      R                         12.45%      11.32%       7.99%
--------------------------------------------------------------
    529A                        12.22%      11.25%       7.94%
--------------------------------------------------------------
    529B                        11.65%      11.06%       7.81%
--------------------------------------------------------------
    529C                        11.54%      11.02%       7.78%


  Average annual
with sales charge

      A                          7.23%       9.57%       6.80%
--------------------------------------------------------------
      B                          7.72%       9.85%       7.18%
--------------------------------------------------------------
      C                         10.72%      10.68%       7.55%
--------------------------------------------------------------
    529A                         6.89%       9.46%       6.73%
--------------------------------------------------------------
    529B                         7.65%      10.24%       7.45%
--------------------------------------------------------------
    529C                        10.54%      11.02%       7.78%

I and R class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

Comparative benchmarks


    Average
     Annual

Average A-rated corporate
debt fund+                       9.84%       9.05%       5.87%
--------------------------------------------------------------
Lehman Brothers
Government/Credit Index#        12.43%      10.65%       7.26%

* For the period from the commencement of the fund's investment operations, January 4, 1999, through April 30, 2003. Index information is from January 1, 1999.
+ Source: Lipper Inc., an independent firm that reports mutual fund performance. # Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITIONS

LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX - Measures the performance of the investment-grade bond market.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A and 529A results, including sales charge, reflects the deduction of the maximum 4.75% sales charge. Class B and 529B results, including sales charge, reflects the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C and 529C results, including sales charge, redeemed within one year from the end of the calendar month of purchase reflects the deduction of the 1% CDSC. Class I shares have no sales charge and are available only to certain investors. Class R shares have no sales charge and are available only to certain retirement plans. Class 529A, 529B, and 529C shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan.

Performance for share classes offered after class A shares includes the performance of the fund's class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class, and lower performance for share classes with lower operating expenses than the initial share class.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details.
All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Investments in high yield or lower-rated securities may provide greater returns but are subject to greater-than-average risk.

Because the portfolio invests in a limited number of companies a change in one security's value may have a more significant effect on the portfolio's value.

These risks may increase share price volatility. Please see the prospectus for further information on these and other risk considerations.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS 4/30/03
--------------------------------------------------------------------------------

The Portfolio of Investments is a list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 96.2%
----------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
ISSUER                                                       (000 Omitted)                 $ VALUE
----------------------------------------------------------------------------------------------------
U.S. Bonds - 85.4%
----------------------------------------------------------------------------------------------------
Advertising & Broadcasting - 0.5%
----------------------------------------------------------------------------------------------------
Allbritton Communications Co., 7.75s, 2012                             $1,000           $1,040,000
----------------------------------------------------------------------------------------------------
RH Donnelley Finance Corp., 8.875s, 2010##                                560              627,200
----------------------------------------------------------------------------------------------------
Young Broadcasting, Inc., 8.5s, 2008                                    1,200            1,285,500
----------------------------------------------------------------------------------------------------
                                                                                        $2,952,700
----------------------------------------------------------------------------------------------------
Aerospace - 0.9%
----------------------------------------------------------------------------------------------------
Alliant Techsystems, Inc., 8.5s, 2011                                    $160             $174,400
----------------------------------------------------------------------------------------------------
BAE Systems Holdings, Inc., 6.4s, 2011##                                3,810            4,018,373
----------------------------------------------------------------------------------------------------
Northrop Grumman Corp., 7s, 2006                                          350              389,777
----------------------------------------------------------------------------------------------------
Northrop Grumman Corp., 7.125s, 2011                                      723              846,690
----------------------------------------------------------------------------------------------------
Northrop Grumman Corp., 7.75s, 2031                                       250              317,588
----------------------------------------------------------------------------------------------------
                                                                                        $5,746,828
----------------------------------------------------------------------------------------------------
Airlines - 0.5%
----------------------------------------------------------------------------------------------------
Boeing Capital Corp., 6.5s, 2012                                       $2,000           $2,151,146
----------------------------------------------------------------------------------------------------
Continental Airlines Pass-Through Trust, Inc., 6.545s, 2019               841              730,635
----------------------------------------------------------------------------------------------------
Continental Airlines Pass-Through Trust, Inc., 7.256s, 2020                 4                3,541
----------------------------------------------------------------------------------------------------
                                                                                        $2,885,322
----------------------------------------------------------------------------------------------------
Automotive - 0.8%
----------------------------------------------------------------------------------------------------
Daimler Chrysler Holdings, 8.5s, 2031                                    $395             $494,006
----------------------------------------------------------------------------------------------------
Ford Motor Co., 7.45s, 2031                                             1,661            1,478,343
----------------------------------------------------------------------------------------------------
TRW Automotive, Inc., 9.375s, 2013##                                    2,555            2,791,338
----------------------------------------------------------------------------------------------------
TRW Automotive, Inc., 11s, 2013##                                          80               87,600
----------------------------------------------------------------------------------------------------
                                                                                        $4,851,287
----------------------------------------------------------------------------------------------------
Banks & Credit Cos. - 4.6%
----------------------------------------------------------------------------------------------------
Abbey National Capital Trust I, 8.963s, 2049                           $1,985           $2,658,999
----------------------------------------------------------------------------------------------------
Bank of America Corp., 7.4s, 2011                                       2,570            3,085,257
----------------------------------------------------------------------------------------------------
Citigroup, Inc., 7.25s, 2010                                            4,043            4,792,932
----------------------------------------------------------------------------------------------------
Credit Suisse First Boston, 4.625s, 2008                                  437              455,424
----------------------------------------------------------------------------------------------------
Credit Suisse First Boston, 6.125s, 2011                                2,363            2,566,034
----------------------------------------------------------------------------------------------------
KFW International Finance, Inc., 4.25s, 2005                            1,500            1,573,446
----------------------------------------------------------------------------------------------------
Natexis AMBS Co. LLC, 8.44s, 2049##                                     2,050            2,431,279
----------------------------------------------------------------------------------------------------
Popular North America, Inc., 4.25s, 2008                                2,500            2,528,800
----------------------------------------------------------------------------------------------------

Socgen Real Estate Co., 7.64s, 2049##                                  $1,944           $2,163,380
----------------------------------------------------------------------------------------------------
Unicredito Italiano Capital Trust, 9.2s, 2049##                         2,214            2,775,116
----------------------------------------------------------------------------------------------------
Wachovia Bank, 7.8s, 2010                                               1,755            2,138,838
----------------------------------------------------------------------------------------------------
Wells Fargo Co., 7.8s, 2010                                               250              277,504
----------------------------------------------------------------------------------------------------
Wells Fargo Co., 6.45s, 2011                                            1,307            1,499,661
----------------------------------------------------------------------------------------------------
                                                                                       $28,946,670
----------------------------------------------------------------------------------------------------
Brokerage - 0.9%
----------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., 8.25s, 2007                            $2,000           $2,375,880
----------------------------------------------------------------------------------------------------
Morgan Stanley, 5.3s, 2013                                                930              965,246
----------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co., 6.1s, 2006                              800              877,660
----------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co., 6.6s, 2012                            1,501            1,699,117
----------------------------------------------------------------------------------------------------
                                                                                        $5,917,903
----------------------------------------------------------------------------------------------------
Building - 0.7%
----------------------------------------------------------------------------------------------------
American Standard, Inc., 7.375s, 2008                                  $1,970           $2,127,600
----------------------------------------------------------------------------------------------------
CRH America, Inc., 6.95s, 2012                                            221              251,020
----------------------------------------------------------------------------------------------------
Masco Corp., 6.75s, 2006                                                  970            1,077,358
----------------------------------------------------------------------------------------------------
Masco Corp., 5.875s, 2012                                               1,067            1,134,246
----------------------------------------------------------------------------------------------------
                                                                                        $4,590,224
----------------------------------------------------------------------------------------------------
Business Services - 0.1%
----------------------------------------------------------------------------------------------------
General Binding Corp., 9.375s, 2008                                      $550             $525,250
----------------------------------------------------------------------------------------------------

Chemicals - 0.3%
----------------------------------------------------------------------------------------------------
Dow Chemical Co., 5.75s, 2008                                          $2,000           $2,155,144
----------------------------------------------------------------------------------------------------

Consumer Cyclical - 0.5%
----------------------------------------------------------------------------------------------------
Cendant Corp., 6.875s, 2006                                              $700             $765,357
----------------------------------------------------------------------------------------------------
Cendant Corp., 6.25s, 2008                                              1,976            2,110,548
----------------------------------------------------------------------------------------------------
                                                                                        $2,875,905
----------------------------------------------------------------------------------------------------
Consumer Goods & Services - 0.1%
----------------------------------------------------------------------------------------------------
Newell Rubbermaid, Inc., 4.625s, 2009                                    $728             $747,041
----------------------------------------------------------------------------------------------------

Containers - 0.2%
----------------------------------------------------------------------------------------------------
Owens-Brockway Glass Container, 8.25s, 2013##                            $735             $756,131
----------------------------------------------------------------------------------------------------
Pliant Corp., 13s, 2010                                                   550              508,750
----------------------------------------------------------------------------------------------------
                                                                                        $1,264,881
----------------------------------------------------------------------------------------------------

Corporate Asset-Backed - 7.7%
----------------------------------------------------------------------------------------------------
Americredit Automobile Receivable Trust, 5.37s, 2008                   $1,040           $1,084,645
----------------------------------------------------------------------------------------------------
Amresco Commercial Mortgage Funding I Corp., 7s, 2029##                   700              696,749
----------------------------------------------------------------------------------------------------
Bear Stearns Commercial Mortgage Securities, Inc., 6.8s, 2008             292              319,732
----------------------------------------------------------------------------------------------------
Capital One Auto Finance Trust, 4.79s, 2009                               650              687,082
----------------------------------------------------------------------------------------------------
Centex Home Equity, 5.93s, 2025                                           554              561,478
----------------------------------------------------------------------------------------------------
Certificates Funding Corp., 6.716s, 2004                                  195              204,894
----------------------------------------------------------------------------------------------------
Chase Commercial Mortgage Securities Corp., 6.39s, 2030                 2,000            2,261,664
----------------------------------------------------------------------------------------------------
CNH Equipment Trust, 4.3s, 2008                                           421              427,089
----------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., 5.44s, 2030                         550              462,316
----------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., 5.8s, 2030                          183              192,661
----------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., 6.04s, 2030                         900              999,018
----------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., 6.49s, 2031                       2,400            2,716,124
----------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., 7.03s, 2031                         750              872,516
----------------------------------------------------------------------------------------------------
Commercial Mortgage Pass-Through Certificate, 5.645s, 2032                992              931,162
----------------------------------------------------------------------------------------------------
CPS Auto Receivables Trust, 2.89s, 2009##                               2,000            2,007,740
----------------------------------------------------------------------------------------------------
CPS Auto Receivables Trust, 3.5s, 2009##                                  600              609,282
----------------------------------------------------------------------------------------------------
CPS Auto Receivables Trust, 3.52s, 2009##                               1,400            1,421,434
----------------------------------------------------------------------------------------------------
Criimi Mae Corp., 6.701s, 2030##                                           10               11,054
----------------------------------------------------------------------------------------------------
Criimi Mae Corp., 7s, 2033##                                            2,389            2,661,441
----------------------------------------------------------------------------------------------------
DLJ Commercial Mortgage Corp., 0.91s, 2005 (Interest Only)                300                4,925
----------------------------------------------------------------------------------------------------
Falcon Franchise Loan LLC, 3.408s, 2023## (Interest Only)                 935              141,806
----------------------------------------------------------------------------------------------------
Falcon Franchise Loan LLC, 4.198s, 2023## (Interest Only)              13,672            2,614,845
----------------------------------------------------------------------------------------------------
First Union Lehman Brothers Bank, 0.77s, 2028 (Interest Only)          40,219            1,083,183
----------------------------------------------------------------------------------------------------
First Union Lehman Brothers Bank, 6.56s, 2035                           1,980            2,248,620
----------------------------------------------------------------------------------------------------
GE Capital Commercial Mortgage Corp., 6.269s, 2035                      2,560            2,892,014
----------------------------------------------------------------------------------------------------
Greenpoint Manufactured Housing, 6.26s, 2015                               34               34,458
----------------------------------------------------------------------------------------------------
GS Mortgage Securities Corp. II, 6.06s, 2030                               57               61,110
----------------------------------------------------------------------------------------------------
Household Automotive Trust, 3.44s, 2009                                 1,500            1,534,804
----------------------------------------------------------------------------------------------------
Hyundai Auto Receivables Trust, 2.8s, 2007##                            1,000            1,015,783
----------------------------------------------------------------------------------------------------
Ikon Receivables Funding LLC, 3.9s, 2006                                1,000            1,019,143
----------------------------------------------------------------------------------------------------
LB Commercial Conduit Mortgage Trust, 0.77s, 2035 (Interest Only)      43,103            1,185,928
----------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc., 5.65s, 2030                        27               28,075
----------------------------------------------------------------------------------------------------
MFN Automobile Receivables Trust, 5.07s, 2007##                            53               53,498
----------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, 6.01s, 2030                                     $46              $49,141
----------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, 7.559s, 2030                                    550              609,610
----------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., 6.663s, 2030                            1,285            1,455,489
----------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., 1.098s, 2031 (Interest Only)           27,060              940,917
----------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., 6.337s, 2031                            2,910            3,271,210
----------------------------------------------------------------------------------------------------
Nationslink Funding Corp., 0.89s, 2023 (Interest Only)                 13,462              395,444
----------------------------------------------------------------------------------------------------
Nationslink Funding Corp., 6.001s, 2030                                   179              192,942
----------------------------------------------------------------------------------------------------
PSE&G Transitions Funding LLC, 5.98s, 2008                                170              186,441
----------------------------------------------------------------------------------------------------
Residential Asset Securitization Trust., 5.35s, 2026                      262              264,026
----------------------------------------------------------------------------------------------------
Sallie Mae Student Loan Trust, 2.25s, 2032##                            1,500            1,511,719
----------------------------------------------------------------------------------------------------
Sallie Mae Student Loan Trust, 3.39s, 2033##                            2,500            2,507,900
----------------------------------------------------------------------------------------------------
TIAA Retail Commercial Mortgage Trust, 7.17s, 2032##                    1,316            1,453,555
----------------------------------------------------------------------------------------------------
Triad Auto Receivables Owner Trust, 3.24s, 2009                         1,578            1,620,513
----------------------------------------------------------------------------------------------------
Vanderbilt Mortgage & Finance, Inc., 5.17s, 2014                          350              356,376
----------------------------------------------------------------------------------------------------
Vanderbilt Mortgage & Finance, Inc., 6.12s, 2015                          338              343,399
----------------------------------------------------------------------------------------------------
WFS Financial Owner Trust, 2.39s, 2007                                    310              313,086
----------------------------------------------------------------------------------------------------
                                                                                       $48,518,041
----------------------------------------------------------------------------------------------------
Defense Electronics - 0.1%
----------------------------------------------------------------------------------------------------
Raytheon Co., 5.7s, 2003                                                  $15              $15,187
----------------------------------------------------------------------------------------------------
Raytheon Co., 8.3s, 2010                                                  645              767,180
----------------------------------------------------------------------------------------------------
                                                                                          $782,367
----------------------------------------------------------------------------------------------------
Energy - Independent - 0.6%
----------------------------------------------------------------------------------------------------
Apache Corp., 7.375s, 2047                                                $47              $56,722
----------------------------------------------------------------------------------------------------
Ocean Energy, Inc., 7.625s, 2005                                          500              557,732
----------------------------------------------------------------------------------------------------
Ocean Energy, Inc., 4.375s, 2007                                        1,000            1,034,821
----------------------------------------------------------------------------------------------------
Ocean Energy, Inc., 7.25s, 2011                                         1,337            1,565,495
----------------------------------------------------------------------------------------------------
Stone Energy Corp., 8.25s, 2011                                           500              518,750
----------------------------------------------------------------------------------------------------
                                                                                        $3,733,520
----------------------------------------------------------------------------------------------------
Entertainment - 1.0%
----------------------------------------------------------------------------------------------------
AOL Time Warner, Inc., 6.125s, 2006                                      $200             $212,902
----------------------------------------------------------------------------------------------------
AOL Time Warner, Inc., 7.7s, 2032                                       1,790            2,000,217
----------------------------------------------------------------------------------------------------
Time Warner Entertainment Co. LP, 8.875s, 2012                            500              629,404
----------------------------------------------------------------------------------------------------
Turner Broadcasting Systems, Inc., 8.375s, 2013                           500              579,428
----------------------------------------------------------------------------------------------------
Walt Disney Co., 6.75s, 2006                                            2,845            3,120,552
----------------------------------------------------------------------------------------------------
                                                                                        $6,542,503
----------------------------------------------------------------------------------------------------

Financial Institutions - 1.9%
----------------------------------------------------------------------------------------------------
Countrywide Home Loans, Inc., 6.85s, 2004                                $500             $528,363
----------------------------------------------------------------------------------------------------
Countrywide Home Loans, Inc., 5.5s, 2006                                  550              591,928
----------------------------------------------------------------------------------------------------
Ford Motor Credit Co., 7.5s, 2005                                       2,046            2,140,083
----------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 6.75s, 2006                            1,000            1,054,488
----------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 7s, 2012                                 400              409,835
----------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 8s, 2031                               3,155            3,286,052
----------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc., 5.7s, 2012                                   2,300            2,449,725
----------------------------------------------------------------------------------------------------
SLM Corp., 5.375s, 2013                                                 1,600            1,690,781
----------------------------------------------------------------------------------------------------
                                                                                       $12,151,255
----------------------------------------------------------------------------------------------------
Food & Beverage Products - 0.2%
----------------------------------------------------------------------------------------------------
Coors Brewing Co., 6.375s, 2012                                           337             $377,345
----------------------------------------------------------------------------------------------------
Kellogg Co., 6s, 2006                                                      80               87,885
----------------------------------------------------------------------------------------------------
Kellogg Co., 6.6s, 2011                                                   400              457,378
----------------------------------------------------------------------------------------------------
Michael Foods, Inc., 11.75s, 2011                                         450              513,000
----------------------------------------------------------------------------------------------------
                                                                                        $1,435,608
----------------------------------------------------------------------------------------------------
Forest & Paper Products - 0.6%
----------------------------------------------------------------------------------------------------
MeadWestvaco Corp., 6.85s, 2012                                        $1,234           $1,396,086
----------------------------------------------------------------------------------------------------
MeadWestvaco Corp., 6.8s, 2032                                          1,500            1,587,394
----------------------------------------------------------------------------------------------------
Weyerhaeuser Co., 6.75s, 2012                                             700              784,180
----------------------------------------------------------------------------------------------------
                                                                                        $3,767,660
----------------------------------------------------------------------------------------------------
Gaming - 0.6%
----------------------------------------------------------------------------------------------------
Aztar Corp., 8.875s, 2007                                              $1,000           $1,045,000
----------------------------------------------------------------------------------------------------
Harrahs Operating, Inc., 7.125s, 2007                                     675              741,019
----------------------------------------------------------------------------------------------------
MGM Grand, Inc., 6.95s, 2005                                              400              415,000
----------------------------------------------------------------------------------------------------
MGM Mirage, Inc., 8.5s, 2010                                              760              851,200
----------------------------------------------------------------------------------------------------
Station Casinos, Inc., 8.375s, 2008                                       550              589,875
----------------------------------------------------------------------------------------------------
                                                                                        $3,642,094
----------------------------------------------------------------------------------------------------
Industrial - 0.6%
----------------------------------------------------------------------------------------------------
Kennametal, Inc., 7.2s, 2012                                           $1,484           $1,579,825
----------------------------------------------------------------------------------------------------
Timken Co., 5.75s, 2010                                                 1,927            1,963,881
----------------------------------------------------------------------------------------------------
                                                                                        $3,543,706
----------------------------------------------------------------------------------------------------

Insurance - 1.6%
----------------------------------------------------------------------------------------------------
AIG Sunamerica Global Financing II, 7.6s, 2005##                         $525             $584,807
----------------------------------------------------------------------------------------------------
AIG Sunamerica Global Financing IV, 5.85s, 2006##                         430              467,191
----------------------------------------------------------------------------------------------------
AIG Sunamerica Global Financing IX, 5.1s, 2007##                        2,260            2,409,377
----------------------------------------------------------------------------------------------------
Metlife, Inc., 6.5s, 2032                                               2,450            2,717,648
----------------------------------------------------------------------------------------------------
Prudential Funding Corp., 6.6s, 2008                                      800              904,455
----------------------------------------------------------------------------------------------------
Safeco Corp., 4.875s, 2010                                              2,500            2,544,095
----------------------------------------------------------------------------------------------------
Safeco Corp., 7.25s, 2012                                                 180              207,210
----------------------------------------------------------------------------------------------------
                                                                                        $9,834,783
----------------------------------------------------------------------------------------------------
Insurance - Property & Casualty - 0.3%
----------------------------------------------------------------------------------------------------
Allstate Corp., 7.2s, 2009                                               $683             $796,379
----------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., 6.375s, 2033##                       1,056            1,124,378
----------------------------------------------------------------------------------------------------
Willis Corroon Corp., 9s, 2009                                            295              315,650
----------------------------------------------------------------------------------------------------
                                                                                        $2,236,407
----------------------------------------------------------------------------------------------------
Media - Cable - 1.4%
----------------------------------------------------------------------------------------------------
Belo Corp., 7.25s, 2027                                                  $350             $380,484
----------------------------------------------------------------------------------------------------
Belo Corp., 7.75s, 2027                                                 1,078            1,236,435
----------------------------------------------------------------------------------------------------
Comcast Corp., 6.5s, 2015                                               1,508            1,638,284
----------------------------------------------------------------------------------------------------
Cox Communications, Inc., 7.75s, 2010                                     500              600,449
----------------------------------------------------------------------------------------------------
CSC Holdings, Inc., 8.125s, 2009                                        2,520            2,671,200
----------------------------------------------------------------------------------------------------
TCI Communications Financing III, 9.65s, 2027                              25               27,816
----------------------------------------------------------------------------------------------------
Tele-Communications, Inc., 9.8s, 2012                                   1,835            2,367,499
----------------------------------------------------------------------------------------------------
                                                                                        $8,922,167
----------------------------------------------------------------------------------------------------
Medical & Health Technology Services - 0.8%
----------------------------------------------------------------------------------------------------
HCA, Inc., 7.125s, 2006                                                  $304             $326,815
----------------------------------------------------------------------------------------------------
HCA, Inc., 8.75s, 2010                                                  2,610            3,052,361
----------------------------------------------------------------------------------------------------
HCA, Inc., 7.875s, 2011                                                   670              754,067
----------------------------------------------------------------------------------------------------
HCA, Inc., 6.95s, 2012                                                    275              295,713
----------------------------------------------------------------------------------------------------
HCA, Inc., 6.25s, 2013                                                    398              408,093
----------------------------------------------------------------------------------------------------
                                                                                        $4,837,049
----------------------------------------------------------------------------------------------------
Metals & Mining - 0.1%
----------------------------------------------------------------------------------------------------
Phelps Dodge Corp., 8.75s, 2011                                          $480             $541,824
----------------------------------------------------------------------------------------------------

Natural Gas - Pipeline - 1.7%
----------------------------------------------------------------------------------------------------
Kern River Funding Corp., 4.893s, 2018##                               $2,300           $2,297,102
----------------------------------------------------------------------------------------------------
Kinder Morgan Energy Partners, 6.75s, 2011                                500              568,635
----------------------------------------------------------------------------------------------------
Kinder Morgan Energy Partners, 6.5s, 2012                               2,442            2,719,778
----------------------------------------------------------------------------------------------------
Kinder Morgan Energy Partners, 7.4s, 2031                                  60               70,564
----------------------------------------------------------------------------------------------------
Kinder Morgan Energy Partners, 7.75s, 2032                              1,213            1,486,886
----------------------------------------------------------------------------------------------------
Plains All American Pipeline, 7.75s, 2012                                 675              735,750
----------------------------------------------------------------------------------------------------
Reliant Energy Resources Corp., 8.125s, 2005                              965            1,042,200
----------------------------------------------------------------------------------------------------
Williams Cos, Inc., 7.75s, 2031                                         1,950            1,755,000
----------------------------------------------------------------------------------------------------
                                                                                       $10,675,915
----------------------------------------------------------------------------------------------------
Oil Services - 1.3%
----------------------------------------------------------------------------------------------------
Chesapeake Energy Corp., 8.125s, 2011##                                  $550             $594,000
----------------------------------------------------------------------------------------------------
Conocophillips, 5.9s, 2032                                              2,510            2,599,429
----------------------------------------------------------------------------------------------------
Dresser, Inc., 9.375s, 2011                                               250              257,500
----------------------------------------------------------------------------------------------------
Pioneer Natural Resources Co., 7.5s, 2012                               2,205            2,503,502
----------------------------------------------------------------------------------------------------
XTO Energy, Inc., 6.25s, 2013##                                         2,167            2,259,097
----------------------------------------------------------------------------------------------------
                                                                                        $8,213,528
----------------------------------------------------------------------------------------------------
Pollution Control - 0.7%
----------------------------------------------------------------------------------------------------
Allied Waste North America, Inc., 10s, 2009                              $200             $213,750
----------------------------------------------------------------------------------------------------
Joy Global, Inc., 8.75s, 2012                                             637              687,960
----------------------------------------------------------------------------------------------------
USA Waste Services, Inc., 7s, 2004                                        400              425,110
----------------------------------------------------------------------------------------------------
USA Waste Services, Inc., 7s, 2028                                      1,536            1,699,841
----------------------------------------------------------------------------------------------------
Waste Management, Inc., 7.1s, 2026                                      1,500            1,673,205
----------------------------------------------------------------------------------------------------
                                                                                        $4,699,866
----------------------------------------------------------------------------------------------------
Printing & Publishing - 0.7%
----------------------------------------------------------------------------------------------------
Houghton Mifflin Co., 8.25s, 2011##                                    $1,605           $1,705,312
----------------------------------------------------------------------------------------------------
News America Holdings, Inc., 6.703s, 2004                                 500              521,207
----------------------------------------------------------------------------------------------------
News America Holdings, Inc., 7.75s, 2024                                  750              853,100
----------------------------------------------------------------------------------------------------
News America Holdings, Inc., 8.5s, 2025                                   150              179,172
----------------------------------------------------------------------------------------------------
News America Holdings, Inc., 6.55s, 2033##                              1,000            1,015,705
----------------------------------------------------------------------------------------------------
                                                                                        $4,274,496
----------------------------------------------------------------------------------------------------

Railroads - 0.4%
----------------------------------------------------------------------------------------------------
Union Pacific Corp., 6.34s, 2003                                          $20              $20,470
----------------------------------------------------------------------------------------------------
Union Pacific Corp., 5.84s, 2004                                          160              166,227
----------------------------------------------------------------------------------------------------
Union Pacific Corp., 7.25s, 2008                                        1,980            2,309,422
----------------------------------------------------------------------------------------------------
                                                                                        $2,496,119
----------------------------------------------------------------------------------------------------
Real Estate - 1.1%
----------------------------------------------------------------------------------------------------
EOP Operating Ltd., 6.8s, 2009                                         $2,204           $2,482,740
----------------------------------------------------------------------------------------------------
Kimco Realty Corp., 6s, 2012                                            1,500            1,614,862
----------------------------------------------------------------------------------------------------
Simon Property Group LP, 6.375s, 2007                                     950            1,039,853
----------------------------------------------------------------------------------------------------
Vornado Reality Trust, 5.625s, 2007                                     1,638            1,686,544
----------------------------------------------------------------------------------------------------
                                                                                        $6,823,999
----------------------------------------------------------------------------------------------------
Restaurants & Lodging - 0.2%
----------------------------------------------------------------------------------------------------
Yum! Brands, Inc., 8.875s, 2011                                       $1,195           $1,389,188
----------------------------------------------------------------------------------------------------

Retail - 0.4%
----------------------------------------------------------------------------------------------------
Dollar General Corp., 8.625s, 2010                                     $1,340           $1,460,600
----------------------------------------------------------------------------------------------------
Sears Roebuck Acceptance Corp., 7s, 2032                                1,212            1,237,797
----------------------------------------------------------------------------------------------------
                                                                                        $2,698,397
----------------------------------------------------------------------------------------------------
Supermarkets - 0.3%
----------------------------------------------------------------------------------------------------
Kroger Co., 7.8s, 2007                                                 $1,925           $2,208,193
----------------------------------------------------------------------------------------------------

Supranational - 0.6%
----------------------------------------------------------------------------------------------------
Central American Bank, 6.75s, 2013##                                   $1,920           $2,003,566
----------------------------------------------------------------------------------------------------
Corp. Andina De Fomento, 6.875s, 2012                                   2,000            2,131,460
----------------------------------------------------------------------------------------------------
                                                                                        $4,135,026
----------------------------------------------------------------------------------------------------
Telecommunications - Wireless - 0.4%
----------------------------------------------------------------------------------------------------
AT&T Wireless Services, Inc., 8.75s, 2031                              $1,357           $1,689,784
----------------------------------------------------------------------------------------------------
Verizon Wireless Capital LLC, 5.375s, 2006                                792              853,474
----------------------------------------------------------------------------------------------------
                                                                                        $2,543,258
----------------------------------------------------------------------------------------------------
Telecommunications - Wireline - 0.7%
----------------------------------------------------------------------------------------------------
Citizens Communications Co., 7.625s, 2008                                $500             $584,182
----------------------------------------------------------------------------------------------------
Sprint Capital Corp., 7.125s, 2006                                      1,257            1,326,135
----------------------------------------------------------------------------------------------------
Sprint Capital Corp., 6.875s, 2028                                      1,646            1,522,550
----------------------------------------------------------------------------------------------------
Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006                    1,010            1,077,640
----------------------------------------------------------------------------------------------------
                                                                                        $4,510,507
----------------------------------------------------------------------------------------------------

Transportation - Services - 0.2%
----------------------------------------------------------------------------------------------------
Federal Express Corp., 9.65s, 2012                                       $783           $1,032,564
----------------------------------------------------------------------------------------------------

U.S. Government Agencies - 24.2%
----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 3.5s, 2003                           $3,000           $3,026,073
----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 4.5s, 2004                           20,800           21,631,459
----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.5s, 2006                           13,906           15,294,834
----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.125s, 2012                          8,412            9,032,696
----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 4.5s, 2013                            1,200            1,225,787
----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., TBA, 5s, 2017                         6,700            6,886,437
----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., TBA, 5.5s, 2032                       6,000            6,163,128
----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6.5s, 2004                            12,150           12,961,365
----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 7.125s, 2005                          18,990           20,855,976
----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 7.085s, 2006                             509              566,591
----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 7.29s, 2006                              488              542,857
----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 7.355s, 2006                             484              539,970
----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6s, 2008                              12,900           14,637,991
----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6.65s, 2008                            1,411            1,512,584
----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 5.5s, 2017                             4,000            4,175,834
----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 5.5s, 2018                               974            1,013,884
----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 7.5s, 2030                                 5                5,113
----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 4.08s, 2031                              763              764,419
----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 7.5s, 2031                               394              419,482
----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6.5s, 2032                             9,492            9,917,674
----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 5.5s, 2033                             6,705            6,899,071
----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., TBA, 6s, 2031                          7,500            7,804,687
----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., TBA, 5.5s, 2032                        5,000            5,095,310
----------------------------------------------------------------------------------------------------
Government National Mortgage Assn., 6.5s, 2028                             73               77,147
----------------------------------------------------------------------------------------------------
Small Business Administration, 5.34s, 2021                                721              745,138
----------------------------------------------------------------------------------------------------
Small Business Administration, 6.34s, 2021                                139              153,635
----------------------------------------------------------------------------------------------------
Small Business Administration, 6.35s, 2021                                111              122,263
----------------------------------------------------------------------------------------------------
Small Business Administration, 6.44s, 2021                                141              155,954
----------------------------------------------------------------------------------------------------
Small Business Administration, 6.07s, 2022                                482              523,566
----------------------------------------------------------------------------------------------------
                                                                                      $152,750,925
----------------------------------------------------------------------------------------------------

U.S. Treasury Obligations - 21.0%
----------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 8.125s, 2019                                         $24              $33,664
----------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 6.25s, 2023                                       16,923           20,043,178
----------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 5.375s, 2031                                       4,185            4,566,555
----------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 2s, 2004                                          21,380           21,601,326
----------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 5.875s, 2004                                       6,889            7,364,499
----------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 3.5s, 2006                                        13,970           14,562,635
----------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 6.875s, 2006                                      13,183           15,063,120
----------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 3s, 2007                                           1,244            1,261,057
----------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 3.25s, 2007                                        1,467            1,506,999
----------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 3.375s, 2007                                       6,549            7,132,962
----------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 4.375s, 2007                                       3,748            4,021,634
----------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 4.25s, 2010                                        8,886           10,244,427
----------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 3s, 2012                                           7,371            7,916,881
----------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 4s, 2012                                           3,474            3,518,373
----------------------------------------------------------------------------------------------------
U.S. Treasury Notes, 3.875s, 2013                                      13,864           13,882,411
----------------------------------------------------------------------------------------------------
                                                                                      $132,719,721
----------------------------------------------------------------------------------------------------
Utilities - Electric - 3.4%
----------------------------------------------------------------------------------------------------
Centerpoint Energy Resources Corp., 7.875s, 2013##                     $1,935           $2,220,413
----------------------------------------------------------------------------------------------------
Dominion Resources, Inc., 7.6s, 2003                                      345              348,889
----------------------------------------------------------------------------------------------------
Exelon Generation Co. LLC, 6.95s, 2011                                  4,026            4,513,158
----------------------------------------------------------------------------------------------------
First Energy Corp., 6.45s, 2011                                         2,075            2,243,187
----------------------------------------------------------------------------------------------------
Midamerican Energy Holdings Co., 5.875s, 2012                           1,482            1,548,883
----------------------------------------------------------------------------------------------------
Niagara Mohawk Power Corp., 5.375s, 2004                                  541              559,529
----------------------------------------------------------------------------------------------------
Oncor Electric Delivery Co., 7s, 2022                                   2,867            3,157,189
----------------------------------------------------------------------------------------------------
Progress Energy, Inc., 6.75s, 2006                                        340              375,033
----------------------------------------------------------------------------------------------------
Progress Energy, Inc., 6.85s, 2012                                        502              572,656
----------------------------------------------------------------------------------------------------
Progress Energy, Inc., 7s, 2031                                           510              571,802
----------------------------------------------------------------------------------------------------
PSEG Energy Holdings LLC, 7.75s, 2007##                                 1,240            1,298,900
----------------------------------------------------------------------------------------------------
PSEG Power LLC, 6.95s, 2012                                               510              581,879
----------------------------------------------------------------------------------------------------
TXU Energy Co., 7s, 2013##                                              3,321            3,708,461
----------------------------------------------------------------------------------------------------
                                                                                       $21,699,979
----------------------------------------------------------------------------------------------------
Utilities - Gas
----------------------------------------------------------------------------------------------------
Amerigas Partners, 8.875s, 2011                                          $205             $221,400
----------------------------------------------------------------------------------------------------

Utilities - Telephone - 0.5%
----------------------------------------------------------------------------------------------------
Verizon Global Funding Corp., 7.75s, 2030                              $1,960           $2,420,139
----------------------------------------------------------------------------------------------------
Verizon Global Funding Corp., 7.75s, 2032                                 697              861,827
----------------------------------------------------------------------------------------------------
                                                                                        $3,281,966
----------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                      $540,323,186
----------------------------------------------------------------------------------------------------

Foreign Bonds - 8.6%
----------------------------------------------------------------------------------------------------
Australia - 0.1%
----------------------------------------------------------------------------------------------------
Burns Philip Capital Property Ltd., 9.75s, 2012 (Food &
Beverage Products)##                                                     $600             $600,000
----------------------------------------------------------------------------------------------------
Canada - 1.2%
----------------------------------------------------------------------------------------------------
Abitibi-Consolidated, Inc., 8.85s, 2030 (Forest & Paper Products)      $2,982           $3,304,444
----------------------------------------------------------------------------------------------------
Rogers Cable, Inc., 7.875s, 2012 (Media - Cable)                        1,404            1,502,280
----------------------------------------------------------------------------------------------------
Telus Corp., 8s, 2011 (Telecommunications - Wireless)                   2,205            2,491,650
----------------------------------------------------------------------------------------------------
                                                                                        $7,298,374
----------------------------------------------------------------------------------------------------
Dominican Republic - 0.5%
----------------------------------------------------------------------------------------------------
Dominican Republic, 9.04s, 2013##                                      $3,080           $3,099,250
----------------------------------------------------------------------------------------------------

France - 1.1%
----------------------------------------------------------------------------------------------------
Crown European Holdings S.A., 9.5s, 2011 (Containers)##                $2,185           $2,327,025
----------------------------------------------------------------------------------------------------
France Telecom S.A., 8.5s, 2031 (Telecommunications - Wireline)         3,670            4,881,526
----------------------------------------------------------------------------------------------------
                                                                                        $7,208,551
----------------------------------------------------------------------------------------------------
Grand Cayman Islands - 0.2%
----------------------------------------------------------------------------------------------------
DBS Capital Funding Corp., 7.657s, 2049 (Banks & Credit Cos.)##          $779             $887,355
----------------------------------------------------------------------------------------------------
Pemex Finance Ltd., 9.69s, 2009 (Financial Institutions)                  180              218,498
----------------------------------------------------------------------------------------------------
                                                                                        $1,105,853
----------------------------------------------------------------------------------------------------
Ireland - 0.1%
----------------------------------------------------------------------------------------------------
MDP Acquisitions PLC, 9.625s, 2012 (Forest & Paper Products)##           $375             $406,875
----------------------------------------------------------------------------------------------------

Luxembourg - 1.0%
----------------------------------------------------------------------------------------------------
Mobile Telesystems, 10.95s, 2004 (Telecommunications - Wireline)       $1,888           $2,015,440
----------------------------------------------------------------------------------------------------
Mobile Telesystems, 9.75s, 2008 (Telecommunications - Wireline)##         500              532,500
----------------------------------------------------------------------------------------------------
Tyco International Group S.A., 6.75s, 2011 (Conglomerates)              3,920            3,920,000
----------------------------------------------------------------------------------------------------
                                                                                        $6,467,940
----------------------------------------------------------------------------------------------------

Malaysia - 0.5%
----------------------------------------------------------------------------------------------------
Petronas Capital Ltd., 7.875s, 2022 (Oil Services)##                   $2,700           $2,973,521
----------------------------------------------------------------------------------------------------

Mexico - 1.0%
----------------------------------------------------------------------------------------------------
BBVA Bancomer Capital Trust, 10.5s, 2011 (Banks & Credit Cos.)           $775             $887,262
----------------------------------------------------------------------------------------------------
BBVA Bancomer Capital Trust I, 10.5s, 2011 (Banks & Credit Cos.)##      3,007            3,427,980
----------------------------------------------------------------------------------------------------
Grupo Televisa S.A., 8.5s, 2032 (Media - Cable)                         2,225            2,225,000
----------------------------------------------------------------------------------------------------
                                                                                        $6,540,242
----------------------------------------------------------------------------------------------------
Netherlands - 0.7%
----------------------------------------------------------------------------------------------------
Deutsche Telekom, 8.75s, 2030 (Telecommunications - Wireline)          $1,994           $2,464,113
----------------------------------------------------------------------------------------------------
Kazkommerts International, 10.125s, 2007 (Banks & Credit Cos.)##        1,940            2,126,725
----------------------------------------------------------------------------------------------------
                                                                                        $4,590,838
----------------------------------------------------------------------------------------------------
Qatar - 0.5%
----------------------------------------------------------------------------------------------------
State of Qatar, 9.75s, 2030##                                          $2,262           $3,014,115
----------------------------------------------------------------------------------------------------

Russia - 0.4%
----------------------------------------------------------------------------------------------------
Gazprom, 9.625s, 2013 (Utilities - Gas)##                              $2,650           $2,822,250
----------------------------------------------------------------------------------------------------

United Kingdom - 1.3%
----------------------------------------------------------------------------------------------------
Barclays Bank PLC, 6.86s, 2032 (Banks & Credit Cos.)##                 $1,001           $1,111,617
----------------------------------------------------------------------------------------------------
Barclays Bank PLC, 8.55s, 2049 (Banks & Credit Cos.)##                  1,131            1,418,550
----------------------------------------------------------------------------------------------------
British Sky Broadcasting Group, 8.2s, 2009 (Advertising & Broadcasting) 1,593            1,816,020
----------------------------------------------------------------------------------------------------
Orange PLC, 9s, 2009 (Telecommunications - Wireless)                      100              109,973
----------------------------------------------------------------------------------------------------
Permanent Financing PLC, 4.2s, 2007 (Special Products & Services)       1,485            1,546,657
----------------------------------------------------------------------------------------------------
Royal Bank Scotland Group PLC, 8.817s, 2049 (Banks & Credit Cos.)         300              334,983
----------------------------------------------------------------------------------------------------
United Biscuits Finance, 10.75s, 2011 (Food & Beverage Products)    GBP 1,000            1,807,208
----------------------------------------------------------------------------------------------------
                                                                                        $8,145,008
----------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                    $54,272,817
----------------------------------------------------------------------------------------------------

                                                            PRINCIPAL AMOUNT
ISSUER                                                       (000 Omitted)                 $ VALUE
----------------------------------------------------------------------------------------------------
Municipal Bonds - 2.2%
----------------------------------------------------------------------------------------------------
Anderson County SC Joint Municipal Water, 5s, 2032                     $1,500           $1,543,740
----------------------------------------------------------------------------------------------------
Jefferson County Alabama Sewer Revenue, 5s, 2032                        2,800            2,843,960
----------------------------------------------------------------------------------------------------
Metropolitan, NY, Transportation Authority Revenue, 5s, 2030            1,500            1,538,145
----------------------------------------------------------------------------------------------------
Philadelphia, PA, Water & Wastewater Revenue, 5s, 2031                    990            1,014,334
----------------------------------------------------------------------------------------------------
Richmond Virginia Public Utility Revenue, 5s, 2033                      5,000            5,131,800
----------------------------------------------------------------------------------------------------
South Carolina Transit Infrastructure Revenue, 5s, 2033                 1,500            1,538,835
----------------------------------------------------------------------------------------------------
Total Municipal Bonds                                                                  $13,610,814
----------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $587,494,039)                                           $608,206,817
----------------------------------------------------------------------------------------------------

Short-Term Obligations - 6.4%
----------------------------------------------------------------------------------------------------
Abbey National LLC, due 5/01/03                                       $22,375          $22,375,000
----------------------------------------------------------------------------------------------------
Citigroup, Inc., due 5/01/03                                            3,740            3,740,000
----------------------------------------------------------------------------------------------------
General Electric Co., due 5/01/03                                      14,328           14,328,000
----------------------------------------------------------------------------------------------------
UBS Finance, Inc., due 5/01/03                                            187              187,000
----------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                        $40,630,000
----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $628,124,039)                                     $648,836,817
----------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (2.6)%                                                (16,489,178)
----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $632,347,639
----------------------------------------------------------------------------------------------------
##SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in various currencies.
A list of abbreviations is shown below:

GBP = British Pounds

See notes to financial statements.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 4/30/03

ASSETS

Investments, at value (identified cost, $628,124,039)           $648,836,817
--------------------------------------------------------------------------------------------
Cash                                                                  27,353
--------------------------------------------------------------------------------------------
Receivable for fund shares sold                                    4,495,505
--------------------------------------------------------------------------------------------
Receivable for investments sold                                    3,559,502
--------------------------------------------------------------------------------------------
Receivable from investment adviser                                   328,915
--------------------------------------------------------------------------------------------
Interest receivable                                                8,524,223
--------------------------------------------------------------------------------------------
Total assets                                                                    $665,772,315
--------------------------------------------------------------------------------------------

LIABILITIES

Distributions payable                                             $2,569,351
--------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                   542,363
--------------------------------------------------------------------------------------------
Payable for investments purchased                                  4,405,229
--------------------------------------------------------------------------------------------
Payable for TBA purchase commitments                              25,743,078
--------------------------------------------------------------------------------------------
Payable to affiliates
--------------------------------------------------------------------------------------------
  Management fee                                                       5,992
--------------------------------------------------------------------------------------------
  Distribution and service fee                                         4,851
--------------------------------------------------------------------------------------------
  Administrative fee                                                     303
--------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                               153,509
--------------------------------------------------------------------------------------------
Total liabilities                                                               $33,424,676
--------------------------------------------------------------------------------------------
Net assets                                                                      $632,347,639
--------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                 $609,891,510
--------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation of
assets and liabilities in foreign currencies                      20,712,855
--------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain on investments
and foreign currency transactions                                  2,443,664
--------------------------------------------------------------------------------------------
Accumulated distributions in excess of net investment
income                                                              (700,390)
--------------------------------------------------------------------------------------------
Net assets                                                                      $632,347,639
--------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                         59,520,774
--------------------------------------------------------------------------------------------

Class A shares
  Net assets                                                    $221,871,810
--------------------------------------------------------------------------------------------
  Shares outstanding                                              20,892,170
--------------------------------------------------------------------------------------------
  Net asset value per share                                                     $10.62
--------------------------------------------------------------------------------------------
  Offering price per share (100/95.25X$10.62)                                   $11.15
--------------------------------------------------------------------------------------------

Class B shares
  Net assets                                                     $98,652,585
--------------------------------------------------------------------------------------------
  Shares outstanding                                               9,272,698
--------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                  $10.64
--------------------------------------------------------------------------------------------

Class C shares
  Net assets                                                     $41,767,765
--------------------------------------------------------------------------------------------
  Shares outstanding                                               3,926,120
--------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                  $10.64
--------------------------------------------------------------------------------------------

Class I shares
  Net assets                                                    $259,920,159
--------------------------------------------------------------------------------------------
  Shares outstanding                                              24,475,394
--------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                     $10.62
--------------------------------------------------------------------------------------------

Class R shares
  Net assets                                                      $9,879,827
--------------------------------------------------------------------------------------------
  Shares outstanding                                                 930,328
--------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per
  share                                                                         $10.62
--------------------------------------------------------------------------------------------

Class 529A shares
  Net assets                                                        $156,852
--------------------------------------------------------------------------------------------
  Shares outstanding                                                  14,788
--------------------------------------------------------------------------------------------
  Net asset value per share                                                     $10.61
--------------------------------------------------------------------------------------------
  Offering price per share (100/95.25X$10.61)                                   $11.14
--------------------------------------------------------------------------------------------

Class 529B shares
  Net assets                                                         $41,322
--------------------------------------------------------------------------------------------
  Shares outstanding                                                   3,885
--------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                  $10.64
--------------------------------------------------------------------------------------------

Class 529C shares
  Net assets                                                         $57,319
--------------------------------------------------------------------------------------------
  Shares outstanding                                                   5,391
--------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                  $10.63
--------------------------------------------------------------------------------------------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529A, Class 529B and Class 529C shares.

See notes to financial statements.

--------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR YEAR ENDED 4/30/03

NET INVESTMENT INCOME

Income
--------------------------------------------------------------------------------------------
  Interest income                                                               $15,945,787
--------------------------------------------------------------------------------------------
Expenses
--------------------------------------------------------------------------------------------
  Management fee                                                   $1,560,481
--------------------------------------------------------------------------------------------
  Trustees' compensation                                               16,946
--------------------------------------------------------------------------------------------
  Shareholder servicing agent fee                                     312,290
--------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                              418,043
--------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                              690,103
--------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                              289,317
--------------------------------------------------------------------------------------------
  Distribution and service fee (Class R)                               12,118
--------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529A)                               159
--------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529B)                               144
--------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529C)                               149
--------------------------------------------------------------------------------------------
  Program manager fee (Class 529A)                                        114
--------------------------------------------------------------------------------------------
  Program manager fee (Class 529B)                                         36
--------------------------------------------------------------------------------------------
  Program manager fee (Class 529C)                                         37
--------------------------------------------------------------------------------------------
  Administrative fee                                                   35,084
--------------------------------------------------------------------------------------------
  Registration fees                                                   165,731
--------------------------------------------------------------------------------------------
  Custodian fee                                                       130,713
--------------------------------------------------------------------------------------------
  Printing                                                             59,247
--------------------------------------------------------------------------------------------
  Auditing fees                                                        42,945
--------------------------------------------------------------------------------------------
  Postage                                                              21,283
--------------------------------------------------------------------------------------------
  Legal fees                                                            5,035
--------------------------------------------------------------------------------------------
  Miscellaneous                                                       169,456
--------------------------------------------------------------------------------------------
Total expenses                                                     $3,929,431
--------------------------------------------------------------------------------------------
  Fees paid indirectly                                                 (5,776)
--------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser and distributor      (1,035,704)
--------------------------------------------------------------------------------------------
Net expenses                                                                    $2,887,951
--------------------------------------------------------------------------------------------
Net investment income                                                           $13,057,836
--------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

--------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions                                          $5,754,665
--------------------------------------------------------------------------------------------
  Foreign currency transactions                                        (7,855)
--------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency
transactions                                                                    $5,746,810
--------------------------------------------------------------------------------------------
Change in unrealized appreciation on
--------------------------------------------------------------------------------------------
  Investments                                                     $20,476,760
--------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign currencies              77
--------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency
translation                                                                     $20,476,837
--------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign
currency                                                                        $26,223,647
--------------------------------------------------------------------------------------------
Increase in net assets from operations                                          $39,281,483
--------------------------------------------------------------------------------------------

See notes to financial statements.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 4/30                                                2003                  2002

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income                                            $13,057,836            $2,783,609
--------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency
transactions                                                       5,746,810                84,925
--------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency
translation                                                       20,476,837               325,660
----------------------------------------------------------------------------          ------------
Increase in net assets from operations                           $39,281,483            $3,194,194
----------------------------------------------------------------------------          ------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income
--------------------------------------------------------------------------------------------------
  Class A                                                        $(6,542,041)          $(1,274,745)
--------------------------------------------------------------------------------------------------
  Class B                                                         (3,180,566)           (1,041,350)
--------------------------------------------------------------------------------------------------
  Class C                                                         (1,331,103)             (432,942)
--------------------------------------------------------------------------------------------------
  Class I                                                         (5,101,606)              (34,572)
--------------------------------------------------------------------------------------------------
  Class R                                                           (124,405)                   --
--------------------------------------------------------------------------------------------------
  Class 529A                                                          (2,407)                   --
--------------------------------------------------------------------------------------------------
  Class 529B                                                            (632)                   --
--------------------------------------------------------------------------------------------------
  Class 529C                                                            (658)                   --
--------------------------------------------------------------------------------------------------
From net realized gain on investments and
foreign currency transactions
--------------------------------------------------------------------------------------------------
  Class A                                                           (100,998)              (36,124)
--------------------------------------------------------------------------------------------------
  Class B                                                            (60,918)              (36,157)
--------------------------------------------------------------------------------------------------
  Class C                                                            (24,979)              (12,644)
--------------------------------------------------------------------------------------------------
  Class I                                                            (73,126)                   (1)
--------------------------------------------------------------------------------------------------
  Class 529A                                                             (46)                   --
--------------------------------------------------------------------------------------------------
  Class 529B                                                              (7)                   --
--------------------------------------------------------------------------------------------------
  Class 529C                                                             (14)                   --
--------------------------------------------------------------------------------------------------
In excess of net investment income
--------------------------------------------------------------------------------------------------
  Class A                                                                 --              (128,513)
--------------------------------------------------------------------------------------------------
  Class B                                                                 --              (104,983)
--------------------------------------------------------------------------------------------------
  Class C                                                                 --               (43,647)
--------------------------------------------------------------------------------------------------
  Class I                                                                 --                (3,485)
--------------------------------------------------------------------------------------------------

In excess of net realized gain on investments and
foreign currency transactions
--------------------------------------------------------------------------------------------------
  Class A                                                                 --               (74,826)
--------------------------------------------------------------------------------------------------
  Class B                                                                 --               (74,894)
--------------------------------------------------------------------------------------------------
  Class C                                                                 --               (26,189)
--------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                    $(16,543,506)          $(3,325,072)
----------------------------------------------------------------------------          ------------
Net increase in net assets from fund share transactions         $492,906,320          $101,658,097
----------------------------------------------------------------------------          ------------
Total increase in net assets                                    $515,644,297          $101,527,219
----------------------------------------------------------------------------          ------------

NET ASSETS

At beginning of period                                          $116,703,342           $15,176,123
--------------------------------------------------------------------------------------------------
At end of period (including accumulated distributions in
excess of net investment income of $700,390 and $20,756,
respectively)                                                   $632,347,639          $116,703,342
--------------------------------------------------------------------------------------------------

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------

The Financial Highlights provide per share amounts and certain ratios to summarize the effect of fund operations and any distributions to a shareholder of each share class.

FOR YEARS ENDED 4/30

                                                                                                                  PERIOD ENDED
CLASS A                                           2003              2002             2001             2000            4/30/99*

Net asset value, beginning of period             $9.97             $9.80            $9.27            $9.80              $10.00
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income(S)                       $0.45             $0.50            $0.58            $0.64               $0.18
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                        0.77              0.29             0.62+++         (0.53)              (0.21)
------------------------------------------------------            ------           ------           ------              -----
Total from investment operations                 $1.22             $0.79            $1.20            $0.11              $(0.03)
------------------------------------------------------            ------           ------           ------              -----

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                    $(0.56)           $(0.53)          $(0.64)          $(0.64)             $(0.17)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                --             (0.05)           (0.03)              --                  --
------------------------------------------------------            ------           ------           ------              -----
  From net realized gain on investments
  and foreign currency transactions              (0.01)            (0.01)              --               --                  --
------------------------------------------------------            ------           ------           ------              -----
  In excess of net realized gain on
  investments and foreign currency
  transactions                                      --             (0.03)              --               --                  --
------------------------------------------------------            ------           ------           ------              -----
Total distributions declared to
shareholders                                    $(0.57)           $(0.62)          $(0.67)          $(0.64)             $(0.17)
------------------------------------------------------            ------           ------           ------              -----
Net asset value, end of period                  $10.62             $9.97            $9.80            $9.27               $9.80
------------------------------------------------------            ------           ------           ------              -----
Total return (%)(+)                              12.58              8.19            13.39             1.31               (0.29)++
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA(S)

Expenses##                                        0.70              0.70             0.41             0.03                0.30+
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                       4.44              5.21             6.54             6.82                5.62+
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                 141               166              272              209                 117
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                 $221,872           $55,592           $5,447           $1,011                $999
------------------------------------------------------------------------------------------------------------------------------

(S) Effective December 29, 2000, the investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.20% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived a portion of their fees for the periods indicated. Prior to December 29, 2000, and effective February 1, 1999, the investment adviser had voluntarily agreed, under a temporary expense agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. Prior to February 1, 1999 the fund paid the investment adviser a fee not greater than 1.10% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                     $0.40             $0.44            $0.15            $0.23              $(0.09)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                        1.16              1.37             5.24             4.43                8.93+
------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                      3.98              4.54             1.71             2.42               (3.01)+
------------------------------------------------------------------------------------------------------------------------------
     *  For the period from the commencement of the fund's investment operations, January 4,
        1999, through April 30, 1999.

     +  Annualized.

    ++  Not annualized.

   +++  The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

     #  Per share data is based on average shares outstanding.

    ##  Ratios do not reflect expense reductions from certain expense offset arrangements.

   (+)  Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

(S)(S)  As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA
        Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended April 30, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and to decrease the ratio of net investment income to average net assets by 0.43%. Per share, ratios, and supplemental data for periods prior to May 1,
        2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

FOR YEARS ENDED 4/30

                                                                                                   PERIOD ENDED
CLASS B                                                            2003              2002              4/30/01*

Net asset value, beginning of period                              $9.98             $9.81                 $9.77
------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income(S)                                        $0.37             $0.43                 $0.12
------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                 0.77              0.28                  0.10+++
-----------------------------------------------------------------------            ------                ------
Total from investment operations                                  $1.14             $0.71                 $0.22
-----------------------------------------------------------------------            ------                ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                     $(0.47)           $(0.45)               $(0.17)
------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                                 --             (0.05)                (0.01)
-----------------------------------------------------------------------            ------                ------
  From net realized gain on investments and foreign
  currency transactions                                           (0.01)            (0.01)                   --
-----------------------------------------------------------------------            ------                ------
  In excess of net realized gain on investments and
  foreign currency transactions                                      --             (0.03)                   --
-----------------------------------------------------------------------            ------                ------
Total distributions declared to shareholders                     $(0.48)           $(0.54)               $(0.18)
-----------------------------------------------------------------------            ------                ------
Net asset value, end of period                                   $10.64             $9.98                 $9.81
-----------------------------------------------------------------------            ------                ------
Total return (%)                                                  11.72              7.27                  5.89++
------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA(S)

Expenses##                                                         1.55              1.55                  1.57+
------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                        3.62              4.35                  5.19+
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                  141               166                   272
------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                       $98,653           $40,800                $5,454
------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.20% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived a portion of their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income per share and the ratios would have been:

Net investment income                                             $0.34             $0.38                 $0.01
------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                                         1.81              2.02                  6.30+
------------------------------------------------------------------------------------------------------------------------
Net investment income                                              3.36              3.88                  0.46+
------------------------------------------------------------------------------------------------------------------------

     *  For the period from the inception of Class B shares, December 29, 2000, through April
        30, 2001.

     +  Annualized.

    ++  Not annualized.

   +++  The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

     #  Per share data is based on average shares outstanding.

    ##  Ratios do not reflect expense reductions from certain expense offset arrangements.

(S)(S)  As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA
        Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended April 30, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and to decrease the ratio of net investment income to average net assets by 0.43%. Per share, ratios, and supplemental data for periods prior to May
        1, 2001, have not been restated to reflect this change
        in presentation.

See notes to financial statements.

FOR YEARS ENDED 4/30

                                                                                                   PERIOD ENDED
CLASS C                                                            2003              2002              4/30/01*

Net asset value, beginning of period                              $9.98             $9.81                 $9.77
------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income(S)                                        $0.37             $0.43                 $0.13
------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                 0.77              0.28                  0.09+++
-----------------------------------------------------------------------            ------                ------
Total from investment operations                                  $1.14             $0.71                 $0.22
-----------------------------------------------------------------------            ------                ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                     $(0.47)           $(0.45)               $(0.17)
------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                                 --             (0.05)                (0.01)
-----------------------------------------------------------------------            ------                ------
  From net realized gain on investments and foreign
  currency transactions                                           (0.01)            (0.01)                   --
-----------------------------------------------------------------------            ------                ------
  In excess of net realized gain on investments and
  foreign currency transactions                                      --             (0.03)                   --
-----------------------------------------------------------------------            ------                ------
Total distributions declared to shareholders                     $(0.48)           $(0.54)               $(0.18)
-----------------------------------------------------------------------            ------                ------
Net asset value, end of period                                   $10.64             $9.98                 $9.81
-----------------------------------------------------------------------            ------                ------
Total return (%)                                                  11.72              7.27                  5.90++
------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA(S)

Expenses##                                                         1.55              1.55                  1.57+
------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                                        3.62              4.34                  5.20+
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                  141               166                   272
------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                       $41,768           $16,411                $4,274
------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.20% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived a portion of their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income per share and the ratios would have been:

Net investment income                                             $0.34             $0.38                 $0.01
------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                                         1.81              2.02                  6.30+
------------------------------------------------------------------------------------------------------------------------
Net investment income                                              3.36              3.87                  0.47+
------------------------------------------------------------------------------------------------------------------------

     *  For the period from the inception of Class C shares, December 29, 2000, through April
        30, 2001.

     +  Annualized.

    ++  Not annualized.

   +++  The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

     #  Per share data is based on average shares outstanding.

    ##  Ratios do not reflect expense reductions from certain expense offset arrangements.

(S)(S)  As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA
        Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended April 30, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and to decrease the ratio of net investment income to average net assets by 0.43%. Per share, ratios, and supplemental data for periods prior to May
        1, 2001, have not been restated to reflect this change
        in presentation.

See notes to financial statements.

FOR YEARS ENDED 4/30

                                                                                                                 PERIOD ENDED
CLASS I                                         2003             2002            2001               2000             4/30/99*

Net asset value, beginning of period           $9.96            $9.79           $9.26              $9.78               $10.00
------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

  Net investment income(S)                     $0.45            $0.45           $0.66              $0.65                $0.18
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                      0.80             0.35            0.55++++          (0.53)               (0.23)
----------------------------------------------------           ------          ------             ------               ------
Total from investment operations               $1.25            $0.80           $1.21              $0.12               $(0.05)
----------------------------------------------------           ------          ------             ------               ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                  $(0.58)          $(0.54)         $(0.65)            $(0.64)              $(0.17)
------------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income              --            (0.05)          (0.03)                --                   --
----------------------------------------------------           ------          ------             ------               ------
  From net realized gain on
  investments and foreign currency
  transactions                                 (0.01)           (0.01)             --                 --                   --
----------------------------------------------------           ------          ------             ------               ------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                    --            (0.03)             --                 --                   --
----------------------------------------------------           ------          ------             ------               ------
Total distributions declared to
shareholders                                  $(0.59)          $(0.63)         $(0.68)            $(0.64)              $(0.17)
----------------------------------------------------           ------          ------             ------               ------
Net asset value, end of period                $10.62            $9.96           $9.79              $9.26                $9.78
----------------------------------------------------           ------          ------             ------               ------
Total return (%)                               12.86             8.36           13.47               1.41                (0.49)++
------------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA(S)

Expenses##                                      0.55             0.55            0.04               0.03                 0.30+
------------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                     4.52             5.48            6.92               6.92                 5.13+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                               141              166             272                209                  117
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                               $259,920           $3,900              $0+++              $0+++                $0+++
------------------------------------------------------------------------------------------------------------------------------------

(S)  Effective December 29, 2000, the investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees in excess of 0.20% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fees for the periods indicated.
     Prior to December 29, 2000, and effective February 1, 1999, the investment adviser had voluntarily agreed, under a temporary expense agreement, to pay all of the fund's operating expenses, exclusive of management fees. Prior to February 1, 1999 the fund paid the investment adviser a fee not greater than 1.10% of average daily net assets.
     In addition, the investment adviser voluntarily waived its fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                   $0.42            $0.41           $0.21              $0.27               $(0.11)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                      0.81             1.02            4.77               4.08                 8.58+
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                    4.26             5.01            2.19               2.87                (3.15)+
------------------------------------------------------------------------------------------------------------------------------------

     *  For the period from the commencement of the fund's investment operations, January 4,
        1999, through
        April 30, 1999.

     +  Annualized.

    ++  Not annualized.

   +++  Class I net assets were less than $500.

  ++++  The per share amount is not in accordance with the net realized and unrealized gain/
        loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

     #  Per share data is based on average shares outstanding.

    ##  Ratios do not reflect expense reductions from certain expense offset arrangements.

(S)(S)  As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA
        Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended April 30, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and to decrease the ratio of net investment income to average net assets by 0.45%. Per share, ratios, and supplemental data for periods prior to May 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

                                                                               FOR PERIOD ENDED
CLASS R                                                                              4/30/03*

Net asset value, beginning of period                                                  $10.42
-------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                                             $0.14
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign currency                  0.24+++
-------------------------------------------------------------------------------------------------
Total from investment operations                                                       $0.38
-------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                                          $(0.18)
-------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $10.62
-------------------------------------------------------------------------------------------------
Total return (%)                                                                        3.43++
-------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA(S)

Expenses##                                                                              1.05+
-------------------------------------------------------------------------------------------------
Net investment income                                                                   3.88+
-------------------------------------------------------------------------------------------------
Portfolio turnover                                                                       141
-------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                             $9,880
-------------------------------------------------------------------------------------------------

(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.20% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived a portion of their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income per share and the ratios would have been:

Net investment income                                                                  $0.13
-------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                                                              1.31+
-------------------------------------------------------------------------------------------------
Net investment income                                                                   3.62+
-------------------------------------------------------------------------------------------------

  *  For the period from the inception of Class R shares, December 31, 2002, through April
     30, 2003.

  +  Annualized.

 ++  Not annualized.

+++  The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

  #  Per share data is based on average shares outstanding.
 ##  Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

                                                                                 FOR PERIOD ENDED
CLASS 529A                                                                           4/30/03*

Net asset value, beginning of period                                                  $10.05
-----------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                                             $0.29
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign currency                  0.68+++
-----------------------------------------------------------------------------------------------------
Total from investment operations                                                       $0.97
-----------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                                          $(0.40)
-----------------------------------------------------------------------------------------------------
  From net realized gain on investments and foreign currency transactions              (0.01)
-----------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                                          $(0.41)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $10.61
-----------------------------------------------------------------------------------------------------
Total return (%)(+)                                                                    10.56++
-----------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA(S)

Expenses##                                                                              1.05+
-----------------------------------------------------------------------------------------------------
Net investment income                                                                   3.99+
-----------------------------------------------------------------------------------------------------
Portfolio turnover                                                                       141
-----------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                               $157
-----------------------------------------------------------------------------------------------------

(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.20% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived a portion of their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income per share and the ratios would have been:

Net investment income                                                                  $0.26
-----------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                                                              1.41+
-----------------------------------------------------------------------------------------------------
Net investment income                                                                   3.63+
-----------------------------------------------------------------------------------------------------

  *  For the period from the inception of Class 529A shares, July 31, 2002, through April 30,
     2003.

  +  Annualized.

 ++  Not annualized.

+++  The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

  #  Per share data is based on average shares outstanding.

 ##  Ratios do not reflect reductions from certain expense offset arrangements.

(+)  Total returns for Class 529A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

                                                                                FOR PERIOD ENDED
CLASS 529B                                                                           4/30/03*

Net asset value, beginning of period                                                  $10.07
-----------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                                             $0.23
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign currency                  0.69+++
-----------------------------------------------------------------------------------------------------
Total from investment operations                                                       $0.92
-----------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                                          $(0.34)
-----------------------------------------------------------------------------------------------------
  From net realized gain on investments and foreign currency transactions              (0.01)
-----------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                                          $(0.35)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $10.64
-----------------------------------------------------------------------------------------------------
Total return (%)                                                                       10.00++
-----------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA(S)

Expenses##                                                                              1.80+
-----------------------------------------------------------------------------------------------------
Net investment income                                                                   3.24+
-----------------------------------------------------------------------------------------------------
Portfolio turnover                                                                       141
-----------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                                $41
-----------------------------------------------------------------------------------------------------

(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.20% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived a portion of their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income per share and the ratios would have been:

Net investment income                                                                  $0.21
-----------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                                                              2.06+
-----------------------------------------------------------------------------------------------------
Net investment income                                                                   2.98+
-----------------------------------------------------------------------------------------------------

  *  For the period from the inception of Class 529B shares, July 31, 2002, through April 30,
     2003.

  +  Annualized.

 ++  Not annualized.

+++  The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

  #  Per share data is based on average shares outstanding.

 ##  Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

                                                                                FOR PERIOD ENDED
CLASS 529C                                                                           4/30/03*

Net asset value, beginning of period                                                  $10.07
-----------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)                                                             $0.22
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign currency                  0.69+++
-----------------------------------------------------------------------------------------------------
Total from investment operations                                                       $0.91
-----------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                                          $(0.34)
-----------------------------------------------------------------------------------------------------
  From net realized gain on investments and foreign currency transactions              (0.01)
-----------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                                          $(0.35)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $10.63
-----------------------------------------------------------------------------------------------------
Total return (%)                                                                        9.89++
-----------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA(S)

Expenses##                                                                              1.80+
-----------------------------------------------------------------------------------------------------
Net investment income                                                                   3.23+
-----------------------------------------------------------------------------------------------------
Portfolio turnover                                                                       141
-----------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                                $57
-----------------------------------------------------------------------------------------------------

(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.20% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived a portion of their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income per share and the ratios would have been:

Net investment income                                                                  $0.20
-----------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                                                              2.06+
-----------------------------------------------------------------------------------------------------
Net investment income                                                                   2.97+
-----------------------------------------------------------------------------------------------------

  *  For the period from the inception of Class 529C shares, July 31, 2002, through April 30,
     2003.

  +  Annualized.

 ++  Not annualized.

+++  The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

  #  Per share data is based on average shares outstanding.

 ##  Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Research Bond Fund (the fund) is a non-diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the Fund's portfolio are valued at an evaluated bid price on the basis of quotes from brokers and dealers or on the basis of valuations furnished by a pricing service. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees. Short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Portfolio investments for which market quotations are not readily available or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 1.0%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended April 30, 2003 and April 30, 2002 was as follows:

                                       4/30/03                  4/30/02

Distributions declared from:
  Ordinary income                  $16,543,506               $3,320,669
  Long-term capital gain                    --                    4,403
-------------------------------------------------------------------------
Total distributions declared       $16,543,506               $3,325,072
-------------------------------------------------------------------------

During the year ended April 30, 2003, accumulated distributions in excess of net investment income increased by $2,545,948, accumulated undistributed net realized gain on investments and foreign currency transactions decreased by $2,545,023, and paid-in capital decreased by $925 due to differences between book and tax accounting for mortgage-backed securities, currency transactions, amortization and accretion on debt securities, market discount and capital losses. This change had no effect on the net assets or net asset value per share.

As of April 30, 2003, the components of distributable earnings on a tax basis were as follows:

    Undistributed ordinary income                               $6,282,740
    ----------------------------------------------------------------------
    Undistributed long-term capital gain                           850,717
    ----------------------------------------------------------------------
    Capital loss carryforward                                           --
    ----------------------------------------------------------------------
    Unrealized appreciation                                     17,892,023
    ----------------------------------------------------------------------
    Other temporary differences                                  2,569,351
    ----------------------------------------------------------------------

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations.

The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management and distribution and service and program manager fees such that the fund's aggregate expenses do not exceed 0.20% of its average daily net assets for Class A, Class B, Class C, Class I, and Class R, and not greater than 0.45% of average daily net assets for Class 529A, Class 529B, and Class 529C. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees. Included in Trustees' compensation is a pension expense of $870 for inactive trustees for the year ended April 30, 2003. Also included in Trustees' compensation is a one time settlement expense of $9,730.

ADMINISTRATOR - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

    First $2 billion                                               0.0175%
    ----------------------------------------------------------------------
    Next $2.5 billion                                              0.0130%
    ----------------------------------------------------------------------
    Next $2.5 billion                                              0.0005%
    ----------------------------------------------------------------------
    In excess of $7 billion                                        0.0000%
    ----------------------------------------------------------------------

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $119,183 and $790 for the year ended April 30, 2003, as its portion of the sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class R, Class 529A, Class 529B and Class 529C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                       CLASS A      CLASS B      CLASS C      CLASS R     CLASS 529A     CLASS 529B     CLASS 529C
Distribution Fee                         0.10%        0.75%        0.75%        0.25%          0.25%          0.75%          0.75%
------------------------------------------------------------------------------------------------------------------------------------
Service Fee                              0.25%        0.25%        0.25%        0.25%          0.25%          0.25%          0.25%
------------------------------------------------------------------------------------------------------------------------------------
Total Distribution Plan                  0.35%        1.00%        1.00%        0.50%          0.50%          1.00%          1.00%
------------------------------------------------------------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended April 30, 2003, amounted to:

                                       CLASS A      CLASS B      CLASS C      CLASS R     CLASS 529A     CLASS 529B     CLASS 529C
Service Fee Retained
by MFD                                 $11,286         $102         $261           --             $5             $2             $0
------------------------------------------------------------------------------------------------------------------------------------

Payment of the 0.10% per annum Class A distribution fee and the 0.15% per annum portion of the Class 529A distribution fee will be implemented on such a date as the Trustees of the Trust may determine.

Payment of the 0.10% per annum portion of the Class A and Class 529A service fee that is not currently being charged will be implemented on such a date as the Trustees of the Trust may determine.

Fees incurred under the distribution plan during the year ended April 30, 2003, were as follows:

                                       CLASS A      CLASS B      CLASS C      CLASS R     CLASS 529A     CLASS 529B     CLASS 529C
Total Distribution Plan                  0.15%        1.00%        1.00%        0.50%          0.25%          1.00%          1.00%
------------------------------------------------------------------------------------------------------------------------------------

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for class A shares, 12 months following the purchase, and, for class C and 529C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class 529B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended April 30, 2003, were as follows:

                                                     CLASS A         CLASS B         CLASS C      CLASS 529B      CLASS 529C
Contingent Deferred Sales Charges Imposed            $11,534        $183,372         $11,708              $0              $0
------------------------------------------------------------------------------------------------------------------------------

The fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD or a third party which contracts with MFD provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes attributable to such programs. The fee may only be increased with the approval of the board of trustees that oversees the fund. The services provided by MFD or a third party with which MFD contracts include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

SHAREHOLDER SERVICING AGENT - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.11%. Prior to April 1, 2003 the fee was 0.10% of the fund's average daily net assets.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                  PURCHASES                    SALES

U.S. government securities                                     $542,487,147             $303,927,319
------------------------------------------------------------------------------------------------------
Investments (non-U.S. government securities)                   $369,250,980             $136,915,860
------------------------------------------------------------------------------------------------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                             $630,944,872
-----------------------------------------------------------------------
Gross unrealized appreciation                               $18,760,944
-----------------------------------------------------------------------
Gross unrealized depreciation                                  (868,999)
-----------------------------------------------------------------------
Net unrealized appreciation                                 $17,891,945
-----------------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                   Year ended 4/30/03                Year ended 4/30/02
                                                SHARES            AMOUNT          SHARES          AMOUNT
CLASS A SHARES

Shares sold                                     21,301,327      $219,722,265      6,637,803      $66,314,402
---------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                      446,788         4,604,741         90,668          909,231
---------------------------------------------------------------------------------------------------------------
Shares reacquired                               (6,434,161)      (66,305,242)    (1,705,864)     (16,990,874)
---------------------------------------------------------------------------------------------------------------
Net increase                                    15,313,954      $158,021,764      5,022,607      $50,232,759
---------------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                                      6,795,714       $69,916,045      4,323,493      $43,378,563
---------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                      240,661         2,477,529         87,848          882,880
---------------------------------------------------------------------------------------------------------------
Shares reacquired                               (1,850,884)      (19,066,192)      (880,051)      (8,812,421)
---------------------------------------------------------------------------------------------------------------
Net increase                                     5,185,491       $53,327,382      3,531,290      $35,449,022
---------------------------------------------------------------------------------------------------------------

                                                   Year ended 4/30/03                Year ended 4/30/02
                                                SHARES            AMOUNT          SHARES          AMOUNT

CLASS C SHARES
Shares sold                                      3,146,247       $32,327,164      1,613,124      $16,161,929
---------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                       84,884           873,622         34,395          345,469
---------------------------------------------------------------------------------------------------------------
Shares reacquired                                 (949,327)       (9,760,776)      (438,989)      (4,438,727)
---------------------------------------------------------------------------------------------------------------
Net increase                                     2,281,804       $23,440,010      1,208,530      $12,068,671
---------------------------------------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                                     26,012,408      $268,160,960        484,829       $4,835,506
---------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                      143,945         1,493,016          2,215           21,932
---------------------------------------------------------------------------------------------------------------
Shares reacquired                               (2,072,534)      (21,446,901)       (95,485)        (949,793)
---------------------------------------------------------------------------------------------------------------
Net increase                                    24,083,819      $248,207,075        391,559       $3,907,645
---------------------------------------------------------------------------------------------------------------

                                                  Period ended 4/30/03*
                                                SHARES            AMOUNT

CLASS R SHARES

Shares sold                                      1,086,251       $11,292,420
-------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                        8,058            84,526
-------------------------------------------------------------------------------
Shares reacquired                                 (163,981)       (1,716,753)
-------------------------------------------------------------------------------
Net increase                                       930,328        $9,660,193
-------------------------------------------------------------------------------

                                                 Period ended 4/30/03**
                                                SHARES            AMOUNT

CLASS 529A SHARES

Shares sold                                         14,623          $151,778
-------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                          187             1,945
-------------------------------------------------------------------------------
Shares reacquired                                      (22)             (230)
-------------------------------------------------------------------------------
Net increase                                        14,788          $153,493
-------------------------------------------------------------------------------

CLASS 529B SHARES

Shares sold                                          3,862           $40,061
-------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                           48               498
-------------------------------------------------------------------------------
Shares reacquired                                      (25)             (259)
-------------------------------------------------------------------------------
Net increase                                         3,885           $40,300
-------------------------------------------------------------------------------

                                                 Period ended 4/30/03**
                                                SHARES            AMOUNT

CLASS 529C SHARES

Shares sold                                          5,363           $55,810
-------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                           48               504
-------------------------------------------------------------------------------
Shares reacquired                                      (20)             (211)
-------------------------------------------------------------------------------
Net increase                                         5,391           $56,103
-------------------------------------------------------------------------------
 * For the period from the inception of Class R shares, December 31, 2002, through April 30, 2003.
** For the period from the inception of Class 529A, 529B, and 529C shares, July 31, 2002, through
   April 30, 2003.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended April 30, 2003, was $3,224. The fund had no borrowings during the year.

(7) FINANCIAL INSTRUMENTS

The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no outstanding financial instruments with off-balance-sheet risk at the end of the period.

(8) CHANGE IN ACCOUNTING PRINCIPLE

As required, effective May 1, 2001, the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to May 1, 2001, the fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $6,144 reduction in cost of securities and a corresponding $6,144 increase in net unrealized appreciation, based on securities held by the fund on May 1, 2001.

The effect of this change for the year ended April 30, 2002 was to decrease net investment income by $255,728, increase net unrealized appreciation by $249,320, and increase net realized gains by $6,408. The Statement of Changes in Net Assets and Financial Highlights for prior periods has not been restated to reflect this change in presentation.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To The Trustees of MFS Series Trust IX and Shareholders of MFS Research Bond
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Bond Fund (a portfolio of MFS Series Trust IX (the "Trust")) as of April 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of April 30, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Bond Fund as of April 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period the ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 11, 2003

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

The following tables present certain information regarding the Trustees and officers of MFS Series Trust IX, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

Name, age, position with the Trust, principal occupation, and other directorships(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES(2) (born 06/02/55)      ABBY M. O'NEILL (born 04/27/28)
Chairman                                  Trustee
Massachusetts Financial Services          Private investor; Rockefeller
Company,                                  Financial Services, Inc. (investment
Chairman                                  advisers), Chairman and
                                          Chief Executive Officer
JOHN W. BALLEN(2) (born 09/12/59)
Trustee and President                     LAWRENCE T. PERERA (born 06/23/35)
Massachusetts Financial Services          Trustee
Company,                                  Hemenway & Barnes (attorneys),
Chief Executive Officer and Director      Partner

KEVIN R. PARKE(2) (born 12/14/59)         WILLIAM J. POORVU (born 04/10/35)
Trustee                                   Trustee
Massachusetts Financial Services          Private investor; Harvard University
Company,                                  Graduate School of Business
President, Chief Investment Officer and   Administration, Class of 1961
Director                                  Adjunct Professor in
                                          Entrepreneurship Emeritus;
INDEPENDENT TRUSTEES                      CBL & Associates Properties, Inc.
                                          (real estate investment trust),
LAWRENCE H. COHN, M.D. (born 03/11/37)    Director
Trustee
Brigham and Women's Hospital, Chief of    J. DALE SHERRATT (born 09/23/38)
Cardiac Surgery; Harvard Medical School,  Trustee
Professor of Surgery                      Insight Resources, Inc. (acquisition
                                          planning specialists), President;
WILLIAM R. GUTOW (born 09/27/41)          Wellfleet Investments (investor in
Trustee                                   health care companies), Managing
Private investor and real estate          General Partner (since 1993);
consultant;                               Cambridge Nutraceuticals
Capitol Entertainment Management Company  (professional nutritional products),
(video franchise), Vice Chairman          Chief Executive Officer (until May
                                          2001)
J. ATWOOD IVES (born 05/01/36)
Trustee                                   ELAINE R. SMITH (born 04/25/46)
Private investor; KeySpan Corporation     Trustee
(energy related services), Director;      Independent health care industry
Eastern Enterprises (diversified          consultant
services company), Chairman, Trustee and
Chief Executive Officer (until November   WARD SMITH (born 09/13/30)
2000)                                     Trustee
                                          Private investor


(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS

JEFFREY L. SHAMES (born 06/02/55)         ROBERT R. FLAHERTY (born 09/18/63)
Chairman                                  Assistant Treasurer
Massachusetts Financial Services          Massachusetts Financial Services
Company, Chairman                         Company, Vice President (since
                                          August 2000); UAM Fund Services,
JOHN W. BALLEN (born 09/12/59)            Senior Vice President (prior to
Trustee and President                     August 2000)
Massachusetts Financial Services
Company, Chief Executive Officer and      RICHARD M. HISEY (born 08/29/58)
Director                                  Treasurer
                                          Massachusetts Financial Services
JAMES R. BORDEWICK, JR. (born 03/06/59)   Company, Senior Vice President
Assistant Secretary and Assistant Clerk   (since July 2002); The Bank of New
Massachusetts Financial Services          York, Senior Vice President
Company, Senior Vice President and        (September 2000 to July 2002);
Associate General Counsel                 Lexington Global Asset Managers,
                                          Inc., Executive Vice President and
STEPHEN E. CAVAN (born 11/06/53)          Chief Financial Officer, General
Secretary and Clerk                       Manager, Mutual Funds (prior to
Massachusetts Financial Services          September 2000)
Company, Senior Vice President, General
Counsel and Secretary                     ELLEN MOYNIHAN (born 11/13/57)
                                          Assistant Treasurer
STEPHANIE A. DESISTO (born 10/01/53)      Massachusetts Financial Services
Assistant Treasurer                       Company,
Massachusetts Financial Services          Vice President
Company, Vice President (since April
2003); Brown Brothers Harriman & Co.,     JAMES O. YOST (born 06/12/60)
Senior Vice President (November 2002 to   Assistant Treasurer
April 2003); ING Groep N.V./Aeltus        Massachusetts Financial Services
Investment Management, Senior Vice        Company, Senior Vice President
President (prior to November 2002)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith, have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Sherratt and Smith, and Ms. O'Neill, were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling
1-800-225-2606.
--------------------------------------------------------------------------------
INVESTMENT ADVISER                        CUSTODIANS
Massachusetts Financial Services Company  State Street Bank and Trust Company
500 Boylston Street, Boston, MA           225 Franklin Street, Boston, MA
02116-3741                                02110

DISTRIBUTOR                               JP Morgan Chase Bank
MFS Fund Distributors, Inc.               One Chase Manhattan Plaza
500 Boylston Street, Boston, MA           New York, NY 10081
02116-3741
                                          AUDITORS
DIRECTOR OF FIXED INCOME RESEARCH         Deloitte & Touche LLP
Michael W. Roberge(1)                     200 Berkeley St., Boston, MA 02116


(1)MFS Investment Management

--------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
--------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

You can obtain a prospectus for any MFS product from your investment professional. The prospectus contains complete information on the fees and risks associated with investing. Read the prospectus carefully before investing or sending money.

------------------------------------------------------------------------------
MFS (R) PRIVACY POLICY: A COMMITMENT TO YOU
------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o   data from investment applications and other forms

o   share balances and transactional history with us, our affiliates, or others

o   facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call
1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED)

In January 2004, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2003.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONTACT INFORMATION
--------------------------------------------------------------------------------

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 2281
                Boston, MA 02107-9906

Type of Information          Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information          1-800-225-2606         8 a.m. to 8 p.m., any
                                                    business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired  1-800-637-6576         9 a.m. to 5 p.m., any
                                                    business day
--------------------------------------------------------------------------------
Shares prices, account       1-800-MFS-TALK
balances                     (1-800-637-8255)
exchanges or stock and       touch-tone required    24 hours a day, 365 days a
bond outlooks                                       year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to WWW.MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to www.mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available to you.

[MFS LOGO]
500 Boylston Street
Boston, MA 02116-3741

(C) 2003 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116                           RBF-ANN-6/03 51M

[MFS LOGO]                                                         ANNUAL REPORT
INVESTMENT MANAGEMENT                                             APRIL 30, 2003

                          MFS(R) RESEARCH BOND FUND J


--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
          NOT A DEPOSIT        NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) RESEARCH BOND FUND J

The following tables present certain information regarding the Trustees and officers of MFS Series Trust IX, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years" duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES* (born 06/02/55) Chairman             LAWRENCE T. PERERA (born 06/23/35)
Massachusetts Financial Services Company, Chairman      Trustee
                                                        Hemenway & Barnes (attorneys), Partner
JOHN W. BALLEN* (born 09/12/59) Trustee and
President                                               WILLIAM J. POORVU (born 04/10/35)
Massachusetts Financial Services Company,               Trustee
Chief Executive Officer and Director                    Private investor; Harvard University
                                                        Graduate School of Business
KEVIN R. PARKE* (born 12/14/59) Trustee                 Administration, Class of 1961 Adjunct
Massachusetts Financial Services Company,               Professor in Entrepreneurship Emeritus;
President, Chief Investment Officer, and Director       CBL & Associates Properties, Inc. (real
                                                        estate investment trust), Director
INDEPENDENT TRUSTEES
                                                        J. DALE SHERRATT (born 09/23/38) Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee          Insight Resources, Inc. (acquisition
Brigham and Women's Hospital, Chief of Cardiac          planning specialists), President;
Surgery; Harvard Medical School, Professor of           Wellfleet Investments (investor in
Surgery                                                 health care companies), Managing General
                                                        Partner (since 1993); Cambridge
WILLIAM R. GUTOW (born 09/27/41) Trustee                Nutraceuticals (professional nutritional
Private investor and real estate consultant;            products), Chief Executive Officer
Capitol Entertainment Management Company (video         (until May 2001)
franchise), Vice Chairman
                                                        ELAINE R. SMITH (born 04/25/46) Trustee
J. ATWOOD IVES (born 05/01/36) Trustee                  Independent health care industry
Private investor; KeySpan Corporation (energy           consultant
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee       WARD SMITH (born 09/13/30) Trustee
and Chief Executive Officer (until November 2000)       Private investor

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Chairman              ROBERT R. FLAHERTY (born 09/18/63)
Massachusetts Financial Services Company, Chairman      Assistant Treasurer
                                                        Massachusetts Financial Services
JOHN W. BALLEN (born 9/12/59) Trustee and               Company, Vice President (since August
President                                               2000); UAM Fund Services, Senior Vice
Massachusetts Financial Services Company, Chief         President (prior to August 2000)
Executive Officer
and Director                                            RICHARD M. HISEY (born 08/29/58)
                                                        Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant       Massachusetts Financial Services
Secretary and Assistant Clerk                           Company, Senior Vice President (since
Massachusetts Financial Services Company, Senior        July 2002); The Bank of New York, Senior
Vice President and Associate General Counsel            Vice President (September 2000 to July
                                                        2002); Lexington Global Asset Managers,
STEPHEN E. CAVAN (born 11/06/53) Secretary and          Inc., Executive Vice President and Chief
Clerk                                                   Financial Officer, General Manager,
Massachusetts Financial Services Company, Senior        Mutual Funds (prior to September 2000)
Vice President, General Counsel and Secretary
                                                        ELLEN MOYNIHAN (born 11/13/57) Assistant
STEPHANIE A. DESISTO (born 10/01/53) Assistant          Treasurer
Treasurer                                               Massachusetts Financial Services
Massachusetts Financial Services, Vice President        Company, Vice President
(since April 2003); Brown Brothers Harriman & Co.,
Senior Vice President (November 2002 to April           JAMES O. YOST (born 06/12/60) Assistant
2003); ING Groep N.V./Aeltus Investment                 Treasurer
Management, Senior Vice President (prior to             Massachusetts Financial Services
November 2002)                                          Company, Senior Vice President

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith, have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Sherratt and Smith, and Ms. O'Neill, were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.


(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                      INVESTOR SERVICE

Massachusetts Financial Services Company                MFS Service Center, Inc.
500 Boylston Street                                     P.O. Box 2281
Boston, MA 02116-3741                                   Boston, MA 02107-9906

DISTRIBUTOR                                             For general information, call toll free:
                                                        1-800-225-2606 any business day from
MFS Fund Distributors, Inc.                             8 a.m. to 8 p.m. Eastern time.
500 Boylston Street
Boston, MA 02116-3741                                   For service to speech- or hearing-
                                                        impaired individuals,
DIRECTOR OF FIXED INCOME RESEARCH                       call toll free: 1-800-637-6576 any
                                                        business day from
Michael W. Roberge+                                     9 a.m. to 5 p.m. Eastern time. (To use
                                                        this service, your phone must be
CUSTODIANS                                              equipped with a Telecommunications
                                                        Device for the Deaf).
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                   For share prices, account balances,
                                                        exchanges or stock
JP Morgan Chase Bank                                    and bond outlooks, call toll free:
One Chase Manhattan Plaza                               1-800-MFS-TALK
New York, NY 10081                                      (1-800-637-8255) anytime from a touch-
                                                        tone telephone.
AUDITORS
                                                        WORLD WIDE WEB
Deloitte & Touche LLP
200 Berkeley Street                                     www.mfs.com
Boston, MA 02116

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free:
1-800-637-2929 any business day from 9 a.m. to 5 p.m.
Eastern time (or leave a message anytime).


+ MFS Investment Management

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

     o    information we receive from you on applications or other forms

     o information about your transactions with us, our affiliates, or others, and

     o    information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS" privacy policy, please call 1-800-255-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,

Our firm was built on the philosophy that bottom-up fundamental research is the best means of achieving superior long term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company you own whether it is in the U.S. or anywhere across the globe.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity analysts, 27 based in the U.S. and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities across the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our fund shareholders.

THINKING GLOBALLY
More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers across the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As markets across the globe become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK
Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers -- no matter how talented they may be -- can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, email, and PDAs (Personal Digital Assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS" culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work towards delivering superior long term investment performance for our fund shareholders. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss the trends around the world affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspective they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry and its ability to grow its market share. Conversely, our fixed income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER
Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/S/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman
MFS Investment Management(R)

May 30, 2003

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

PERFORMANCE RE-CAP

Dear Shareholders,
The fund commenced investment operations on October 17, 2002. From that date through April 30, 2003, the fund provided a total return of 7.66%, including the reinvestment of any dividends and capital gains distributions but excluding the effects of any sales charges.

The fund invests in the MFS(R) Research Bond Fund. For information about holdings and more specific investment strategies of the overall portfolio, please refer to the Management Review section of the attached MFS(R) Research Bond Fund annual report dated April 30, 2003.

/s/ Michael W. Roberge

Michael W. Roberge
Director of Fixed Income Research

The committee of MFS fixed-income research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Roberge.

PORTFOLIO MANAGEMENT

The portfolio is managed by a team of fixed income research analysts. Our analysts are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities. Michael W. Roberge, Senior Vice President of MFS(R), monitors the overall investment process.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectus.

PERFORMANCE SUMMARY

Currently, the fund offers only Class B shares.

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH APRIL 30, 2003

CLASS B
                                                      1 Year        3 Years          Life*
--------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge       +11.66%        +35.55%        +36.92%
--------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge   +11.66%        +10.67%        + 7.55%
--------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge   + 7.66%        + 9.85%        + 7.37%
--------------------------------------------------------------------------------------------

COMPARATIVE BENCHMARKS(+)
                                                      1 Year        3 Years          Life*
--------------------------------------------------------------------------------------------
Average A-rated corporate debt fund+                 + 9.84%        + 9.05%        + 5.87%
--------------------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index#             +12.43%        +10.65%        + 7.26%
--------------------------------------------------------------------------------------------

*For the period from the commencement of the MFS Research Bond Fund's investment operations, January 4, 1999, through April 30, 2003. Index information is from January 1, 1999.
(+)Average annual rates of return.
+Source: Lipper Inc., an independent firm that reports mutual fund performance.
#Source: Standard & Poor's Micropal, Inc.
Periods less than one year are actual, not annualized.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT


Lehman Brothers Government/Credit Index
11/02    $10,000
4/03     $10,552

MFS Research Bond Fund J - Class B
11/02    $10,000
4/03     $10,408


INDEX DEFINITIONS

LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX -- Measures the performance of the investment-grade bond market and includes bonds with maturities up to 10 years.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

The Research Bond Fund J ("the fund") commenced investment operations with the offering of Class B shares on or about October 17, 2002. The Research Bond Fund ("the portfolio") commenced investment operations on January 4, 1999, with the offering of Class A and Class I shares, and subsequently offered Class B and Class C shares on December 29, 2000, Class 529A, 529B, and 529C shares on July 31, 2002, and Class R shares on December 31, 2002. The investment performance of Class B shares of the fund reflects the investment performance of Class B shares of the portfolio for periods prior to the fund's commencement of investment operations. Also, the performance of Class B shares of the fund includes the performance of Class A shares of the portfolio for periods prior to the offering of the portfolio's other share classes. The performance of Class B shares of the fund has been adjusted to take into account any differences in the sales charges of Class B shares of the portfolio, but has not been adjusted to take into account differences in operating expenses between the fund and the portfolio. Because the operating expenses of Class B shares of the fund are higher than those of Class B shares of the portfolio, the performance of Class B shares of the fund is higher than it would have been had the fund commenced investment operations at the same time as the portfolio.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Investments in high yield or lower-rated securities may provide greater returns but are subject to greater-than-average risk.

Because the portfolio invests in a limited number of companies a change in one security's value may have a more significant effect on the portfolio's value.

These risks may increase share price volatility. Please see the prospectus for further information on these and other risk considerations.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
APRIL 30, 2003
--------------------------------------------------------------------------------
Assets:
  Investments in MFS Research Bond Fund, at value
    (identified cost, $169,752,197)                              $174,800,171
  Cash                                                                  3,967
  Receivable for investments sold                                       3,168
  Receivable for fund shares sold                                     488,431
  Dividends receivable                                                764,664
                                                                 ------------
      Total assets                                               $176,060,401
                                                                 ------------

Liabilities:
  Distribution payable                                             $  627,636
  Payable for investments purchased                                   486,319
  Payable for fund shares repurchased                                   5,280
  Payable to affiliates --
    Distribution and service fee                                      153,788
    Reimbursement fee                                                   7,689
                                                                 ------------
      Total liabilities                                          $  1,280,712
                                                                 ------------
Net assets                                                       $174,779,689
                                                                 ------------

Net assets consist of:
  Paid-in capital                                                $169,753,619
  Unrealized appreciation on investments                            5,047,974
  Accumulated net realized gain on investments                        239,853
  Accumulated distributions in excess of net investment income       (261,757)
                                                                 ------------
      Total                                                      $174,779,689
                                                                 ------------
Shares of beneficial interest outstanding                         16,555,040
                                                                  ---------
Class B shares:
  Net asset value and offering price per share
    (net assets / shares of beneficial interest outstanding)        $10.56
                                                                    ------

See notes to financial statements.

Statement of Operations
--------------------------------------------------------------------------------
PERIOD ENDED APRIL 30, 2003*
--------------------------------------------------------------------------------
Net investment income:
  Income --
    Dividend income from underlying fund                             $3,335,933
                                                                     ----------

  Expenses --
    Management fee                                                   $  302,117
    Distribution and service fee (Class B)                              599,744
    Administrative fee                                                    8,575
    Legal fees                                                           64,505
    Printing                                                             56,844
    Auditing fees                                                        14,600
    Custodian fee                                                        13,279
    Miscellaneous                                                         5,078
                                                                     ----------
      Total expenses                                                 $1,064,742
    Fees paid indirectly                                                   (630)
    Reduction of expenses by investment adviser                        (434,381)
                                                                     ----------
      Net expenses                                                   $  629,731
                                                                     ----------
        Net investment income                                        $2,706,202
                                                                     ----------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) --
    Investment transactions                                          $  189,302
    Capital gain distributions from underlying fund                      50,551
                                                                     ----------
      Net realized gain on investments                               $  239,853
                                                                     ----------
  Change in unrealized appreciation on investments                   $5,047,974
                                                                     ----------
    Net realized and unrealized gain on investments                  $5,287,827
                                                                     ----------
        Increase in net assets from operations                       $7,994,029
                                                                     ----------

*For the period from the commencement of the fund's investment operations, October 17, 2002, through April 30, 2003.

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
PERIOD ENDED APRIL 30, 2003*
--------------------------------------------------------------------------------
Increase in net assets:
From operations --
  Net investment income                                           $  2,706,202
  Net realized gain on investments                                     239,853
  Net unrealized gain on investments                                 5,047,974
                                                                  ------------
      Increase in net assets from operations                      $  7,994,029
                                                                  ------------

Distributions declared to shareholders --
  From net investment income (Class B)                            $ (2,967,959)
                                                                  ------------
Net increase in net assets from fund share transactions           $169,753,619
                                                                  ------------
      Total increase in net assets                                $174,779,689
Net assets:
  At beginning of period                                               --
                                                                  ------------
  At end of period (accumulated distributions in excess of net
    investment income $261,757)                                   $174,779,689
                                                                  ------------

*For the period from the commencement of the fund's investment operations, October 17, 2002, through April 30, 2003.

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------

                                                                    PERIOD ENDED
CLASS B                                                          APRIL 30, 2003*
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period                                 $10.00
                                                                       ------

Income from investment operations# --
  Net investment income(S)                                             $ 0.27
  Capital gain distribution from underlying fund                         0.01
  Net realized and unrealized gain on investments
    and foreign currency                                                 0.52
                                                                       ------
      Total from investment operations                                 $ 0.80
                                                                       ------

Less distributions declared to shareholders --
  From net investment income                                           $(0.24)
                                                                       ------
Net asset value -- end of period                                       $10.56
                                                                       ------
Total return                                                             7.66%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses(1)##                                                          1.05%+
  Net investment income                                                  4.48%+
Portfolio turnover(2)                                                     141%
Net assets at end of period (000 Omitted)                            $174,780

(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.05% of average daily net assets. In addition, the investment adviser voluntarily waived its fees for the period. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income per share and the ratios would have been:

    Net investment income                                            $   0.23
    Ratios (to average net assets):
      Expenses(1)##                                                      1.75%+
      Net investment income                                              3.78%+

* For the period from the commencement of the fund's investment operations, October 17, 2002, through April 30, 2003.

(1)  Reflects direct fund expenses only.
(2) Portfolio turnover rate reflects that of the Portfolio in which the fund invests.
  +  Annualized.
 ++  Not annualized.
  #  Per share data is based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Research Bond Fund J (the fund) is a non-diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund is a "fund of funds" which invests substantially all of its assets in the MFS Research Bond Fund, an open-end investment company that has the same investment objective as the fund. The financial statements of the MFS Research Bond Fund, including the Portfolio of Investments, are included with this report. The percentage of ownership of the MFS Research Bond Fund owned by the fund at April 30, 2003 was 27.65%.

Investment Valuations - Investment in the underlying fund is valued at the net asset value per share of the underlying fund as of the close of the regular trading on the New York Stock Exchange. Short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on an accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Distributions of income and capital gains from the underlying fund are recorded on the ex-dividend date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for capital losses.

The tax character of distributions declared for the year ended April 30, 2003 was as follows:

                                                                  APRIL 30, 2003
--------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                                                   $2,967,959

As of April 30, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                Undistributed ordinary income      $  605,732
                Unrealized appreciation             5,047,974
                Other temporary differences          (627,636)

(3) Transactions with Affiliates

Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate 0.50% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive its fee, which is shown as a reduction of total expenses in the Statement of Operations.

The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management and distribution and service fees such that the fund's aggregate expenses do not exceed 0.05% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Fund Distributors, Inc. (MFD). The Trustees are currently not receiving any payments for their services to the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - The Trustees have adopted a distribution plan for Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class" average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                                        CLASS B
-----------------------------------------------------------------
Distribution Fee                                          0.75%
Service Fee                                               0.25%
                                                          -----
Total Distribution Plan                                   1.00%
                                                          -----

MFD retains the service fee for accounts not attributable to a securities dealer, which for the period, ended April 30, 2003, amounted to $94,033.

Fees incurred under the distribution plan during the period ended April 30, 2003, were as follows:

                                                       CLASS B
                ----------------------------------------------
                Total Distribution Plan                  1.00%

A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended April 30, 2003, were $29,818.

(4) Portfolio Securities

Purchases and sales of shares of MFS Research Bond Fund, aggregated $176,428,815 and $6,916,471, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $169,752,197
                                                                    ------------
Gross unrealized appreciation                                       $  5,047,974
Gross unrealized depreciation                                             --
                                                                    ------------
    Net unrealized appreciation                                     $  5,047,974
                                                                    ------------

(5) Shares of Beneficial Interest

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class B shares

                                         PERIOD ENDED APRIL 30, 2003*
                                         ------------------------------
                                             SHARES              AMOUNT
                                         ------------------------------
Shares sold                              17,199,580        $176,428,815
Shares reacquired                          (644,540)         (6,675,196)
                                         ----------        ------------
  Net increase                           16,555,040        $169,753,619
                                         ----------        ------------

* For the period from the commencement of the fund's investment operations, October 17, 2002, through April 30, 2003.

(6) Line of Credit

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. There was no commitment fee allocated to the fund for the period ended April 30, 2003. The fund had no borrowings during the period.

INDEPENDENT AUDITORS' REPORT

To The Trustees of MFS Series Trust IX and Shareholders of MFS Research Bond Fund J:

We have audited the accompanying statement of assets and liabilities of MFS Research Bond Fund J (a portfolio of MFS Series Trust IX (the "Trust")) as of April 30, 2003, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from the commencement of operations, October 17, 2002, to April 30, 2003. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of April 30, 2003 by correspondence with the shareholder servicing agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Bond Fund J as of April 30, 2003, the results of its operations, the changes in its net assets, and the financial highlights for the period from the commencement of operations, October 17, 2002, to April 30, 2003, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 11, 2003

FEDERAL TAX INFORMATION (Unaudited)

In January 2004, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2003.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.

MFS(R) RESEARCH BOND FUND J


[MFS LOGO]
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741



(C)2003 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                                RBJ-ANN 6/03 100

ITEM 2.  CODE OF ETHICS.

Not applicable at this time. Applicable for annual reports filed for fiscal years ending on or after July 15, 2003.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time. Applicable for annual reports filed for fiscal years ending on or after July 15, 2003.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time. Applicable for annual reports filed for the first fiscal year ending after December 15, 2003.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

If applicable, not applicable at this time. Applicable for annual reports covering periods ending on or after the compliance date for the listing standards applicable to the particular issuer. Listed issuers must be in compliance with the new listing rules by the earlier of the registrant's first annual shareholders meeting after January 15, 2004 or October 31, 2004.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

If applicable, not applicable at this time. Applicable for annual reports filed on or after July 1, 2003.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information requir ed to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

ITEM 10.  EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

     (b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

     [If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of
     Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.][The submission of Section 906 certifications has been proposed by the SEC, but has not yet been finalized. The SEC has encouraged issuers to submit Section 906 certifications as an exhibit to Form N-CSR until the final rule has been adopted. Please see Proposed Rule: Certification of Disclosure in Certain Exchange Act Reports, Release No. 33-8212 (March 21, 2003)].

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST IX
             -------------------------------------


By (Signature and Title)*  /s/ JOHN W. BALLEN
                           -----------------------------------------------------
                           John W. Ballen, President

Date:  June 23, 2003
       -------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By (Signature and Title)* /s/ JOHN W. BALLEN
                          ------------------------------------------------------
                          John W. Ballen, President
                          (Principal Executive Officer)

Date:  June 23, 2003



By (Signature and Title)* /s/ RICHARD M. HISEY
                          ------------------------------------------------------
                          Richard M. Hisey, Treasurer
                          (Principal Financial Officer and Accounting Officer)
Date:  June 23, 2003

* Print name and title of each signing officer under his or her signature.